Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.25

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

between

CSG Systems, Inc.

a Delaware corporation

and

Charter Communications Holding Company, LLC

a Delaware limited liability company

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Article 5 PAYMENT TERMS	14
5.1 Fees and Expenses	14
5.2 Invoices and Payment	15
5.3 Adjustment to Fees	15
5.4 Taxes	16
5.5 Delivery	16
5.6 Set-Off	16
5.7 Equipment Purchase	16

Article 6 TERMINATION	17
6.1 Termination	17
6.2 Transition Assistance	18
6.3 Delivery of Items	19
6.4 Discontinuance Fee	19

Article 7 INDEMNITY	20
7.1 CSG Indemnity	20
7.2 Opportunity to Cure	20
7.3 Limitation	20
7.4 Customer Indemnity	20

Article 8 REPRESENTATIONS AND WARRANTIES	21
8.1 Limited Warranty	21
8.2 Remedies	21
8.3 Exclusion of Certain Warranties	21

Article 9 LIMITATION OF REMEDIES AND DAMAGES	22
9.1 Protection of Data and Property	22
9.2 No Consequential Damages/Limitation of Liability	22

Article 10 CONFIDENTIAL INFORMATION	22
10.1 Definition	22
10.2 Restrictions	23
10.3 Disclosures	23
10.4 Limited Access	24
10.5 Additional Requirements with Respect to Charter Customer Information	24

Article 11 DISPUTE RESOLUTION	25
11.1 Mediation.	25
11.2 Equitable Relief	25

Article 12 GENERAL TERMS AND CONDITIONS	25
12.1 Reporting	25

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12.2 Survival	26
12.3 Conversion and Exclusivity	26
12.4 Nature of Relationship	26
12.5 Inspection	27
12.6 Force Majeure	27
12.7 Sale of Assets.	27
12.8 Headings	28
12.9 Notices	28
12.10 Publicity	28
12.11 Miscellaneous	28
12.12 Counterparts and Facsimile	29
12.13 Operational Audits	29
12.14 Financial Audits	29
12.15 Statement on Auditing Standards No. 70	30
12.16 Sarbanes-Oxley Compliance.	30
12.17 Days	30
12.18 Schedules and Attachments	31

Schedule A - Definitions	32
Schedule B - Products	39
Schedule C - Recurring Services	43
Schedule D - Statement of Work	86
Schedule E - Addressable Interfaces	88
Schedule F - Fees	95
Schedule G - Implementation and Conversion Service	121
Schedule H - Service Level Agreement	125
Schedule I - Export Approved Products and Export Approved Countries	165
Schedule J- Outstanding Statements of Work and Letters of Authorization	166
Schedule K - Guidelines for Passer and Transfer Program Requests	167
Schedule L - Charter Communications Access Agreement	171
Schedule M - Source Code Escrow Agreement	182
Schedule N - Agreement in Relation to the Transfer of Subscribers From CSG/Disposing Entity Agreement to Acquiring Entity (Interim Letter Agreement	202

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

This AMENDED AND RESTATED CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT (the “Agreement”) is entered into as of the 9th day of February 2009, (“Effective Date”) between CSG Systems, Inc.®, a Delaware corporation with offices at 9555 Maroon Circle, Englewood, Colorado 80112 (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company with offices at 12405 Powerscourt Drive, St. Louis, Missouri 63131 (“Charter”), on behalf of itself and its Affiliates using the Products and Services (as such terms are defined below) (collectively, the “Customer”).  Customer and CSG shall be referred herein individually as the “Party” and collectively as the “Parties.”

WHEREAS, CSG and Charter’s Affiliate, Charter Communications Holding Company, LLC, are parties to that certain Amended and Restated CSG Master Subscriber Management System Agreement entered into as of the 7th day of February, 2007 (as amended, the “Prior Agreement”) and desire to amend and restate the terms and conditions of the Prior Agreement with the terms and conditions of this Agreement to reflect Customer’s agreement to exclusively engage CSG to provide certain Services, to modify the pricing structure for the Services, and to make other changes as set forth herein;

WHEREAS, notwithstanding any rights granted to or obligations assumed by any Charter Affiliate under this Agreement, Charter Communications Holding Company, LLC will remain liable for all obligations of Customer under the Agreement;

WHEREAS, Customer desires to obtain from CSG, and CSG desires to grant to Customer, a license to use the products set forth in Schedule B which, along with any other CSG products subsequently licensed by CSG to Customer under this Agreement, are collectively referred to herein as the “Products;”

WHEREAS, Customer desires to obtain from CSG, and CSG desires to provide to Customer, the Services set forth in Schedule C (“Recurring Services”), which, along with any other CSG services provided by CSG to Customer under this Agreement, are collectively referred to herein as the “Services;” and

WHEREAS, pursuant to Schedule H, the Parties agree to measure and track in a broader manner the performance of the Services and CSG’s delivery thereof.

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, CSG and Customer agree:

Article 1
OVERVIEW

1.1General.  Subject to the terms and conditions of this Agreement, CSG shall provide, and Customer shall procure, the Products and Services in Customer’s, or its agent’s, locations worldwide.

1.2Term.  Unless earlier terminated pursuant to Sections 6.1, this Agreement shall commence on the Effective Date and remain in effect thereafter for an initial term expiring on the Initial Termination Date (“Initial Term”); provided, however, that all rates, charges and fees herein shall be effective as of January 1, 2009.  As specific consideration for the mutual promises made, and benefits conferred, pursuant to the terms and conditions

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herein, Customer shall have the right to extend this Agreement for two additional two-year terms (“Additional Terms”) by giving written notice to CSG not fewer than six (6) months prior to the expiration of the then-current term. Term means the Initial Term and any Additional Terms.

1.3Termination of Prior Agreement.  Upon the Effective Date, and except as otherwise expressly set forth in this Section 1.3, the Prior Agreement (including any licenses granted therein) shall terminate, and the terms and conditions related to CSG’s offering of its products and services to Customer and the treatment of either Party’s Confidential Information shall be governed by this Agreement.  The Parties agree that any amounts due under the Prior Agreement for Products and Services rendered prior to the Effective Date shall be paid by Customer in accordance with the terms of the Prior Agreement.  The Parties further agree that all statements of work, change orders and letters of authorization in effect as of the Effective Date are set forth in Schedule J and shall be completed and billed in accordance with their terms.  For avoidance of doubt, the Auto Check Refund Processing Agreement executed on January 17, 2001, will not terminate as a result of this Section 1.3.

1.4Release.  The Parties and all of their respective Affiliates, and all of their respective officers, directors, employees, predecessors, successors and assigns (collectively, “Releasees”) hereby fully and forever release and discharge each other from and against any and all claims, causes of action, liabilities or demands of any kind whatsoever, presently known by an employee of such Party at the vice president level or higher that either Party may now have or may have in the future against the other’s Releasees and that arose from a Party’s acts or omissions under the Prior Agreement.  Notwithstanding the foregoing, the release provided for hereunder shall not apply to: (1) the statements of work, change orders, TSRs and letters of authorization referenced in Schedule J; (2) any obligations to (i) ********* *** ****** * ***** ******* *********** ****** *** (ii) *** *** ******* ******* *** ***** ********* from (2)(i); nor (3) *************** ******** *********** under the Prior Agreement that are in effect on the Effective Date.

1.5Definitions.  All capitalized terms shall have the meaning set forth in Schedule A.

Article 2
PRODUCT LICENSES

2.1Products.

(a)Pursuant to the terms and conditions of this Agreement, CSG hereby licenses to Customer the right, and grants Customer the right to permit its agents performing services on behalf of Customer (“Agents”), to access and use the Products exclusively for use with the Recurring Services. “Products” includes (i) the machine-readable object code version of the Product software (the “Software”), whether embedded on disc, tape or other media; (ii) the published user manuals and documentation that CSG may make generally available for the Software (the “Documentation”), (iii) any applicable Updates, and (iv) any copy of the Software, Documentation or Updates.  In addition, Products shall also include software: (A) licensed by CSG from a third party, (B) embedded in the CSG product(s); and (C) which pursuant to the terms of this Agreement, does not have a separate license fee associated with it.

(b)Notwithstanding the above, CSG may charge for new functionality, provided such new functionality is generally made available as a separately priced item, and Customer will not be required to implement such new functionality.  CSG further agrees that any new Product or Service that it makes available for general release providing functionality previously existing in a Customer licensed Product or utilized Service will be made available at no additional cost to Customer. In the event CSG requires Customer to adopt additional

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products, modules, applications or services in order to utilize new functionality, CSG agrees to charge customer fees commensurate with that new functionality only.

(c)CSG agrees to meet with Customer, at Customer’s request, ***** per year to review CSG’s product roadmap.  CSG agrees that it shall take into consideration at such meeting, Customer’s future business needs in order for CSG make the necessary determinations as to the provision of future products and services for consumption by Customer at mutually agreed to fees

(d)Customer may, at its sole option, engage CSG to provide the sys/prin consolidation services in the manner contemplated in Schedule F.  No later than April 2009, CSG will prepare and provide Customer a scope of effort to undertake such sys/prin consolidation services.

2.2License.

(a)Upon delivery of the applicable medium (or media) containing the Products or, in cases where Customer, or its Agents, obtain access to the Products via a server, upon (i) installation of the server at Customer’s sites or its Agents’ sites or (ii) access through the server located in CSG’s facilities, CSG grants to Customer  (a) a non-exclusive, nontransferable license to access the Products located on the servers in CSG’s facilities, in object code form only and only for Customer’s own internal purposes and business operations with the Recurring Services, for providing accounting, billing and customer care services to its video, high speed data (“HSD”), and telephony (also referred to in this Agreement as “voice”) subscribers or services related thereto; and (b) a non-exclusive, nontransferable license to reproduce and use an unlimited number of copies of the Products, in object code form only and only for Customer’s own internal purposes and business operations with the Recurring Services, for providing accounting, billing and any other related services to Customer’s video, HSD, and voice subscribers or services related thereto (“Bulk License”). The Bulk License granted in this Section 2.2(a) is subject to the restrictions set forth in Section 2.4 below and is expressly limited to the Products identified on Schedule B and all Updates (collectively, the “Bulk License Software”).  Subject to the requirements in Section 2.4 and 2.8, Customer may permit its Agents to access and use the Bulk License Software solely to support Customer’s internal business operations and only on workstations that are owned or leased by Customer or are operated on behalf of Customer.

(b)In addition to the Bulk License granted in Section 2.2(a) above, upon delivery of the applicable medium (or media) containing the Products or, in cases where Customer obtains access to the Products via a server, upon (i) installation of the server at Customer’s site or its Agents’ sites; or (ii) access is provided to the server located in CSG’s facilities, CSG grants to Customer a non-exclusive, nontransferable license to use the Products in object code form only and only for Customer’s own internal purposes and business operations with the Recurring Services, for providing accounting, billing and customer care services to Customer’s video, HSD, and telephony subscribers or services related thereto.  The license granted in this Section 2.2(b) is expressly limited to the number of workstations, servers or users (as the case may be) identified on Schedule F or other writing signed by both CSG and Customer. The license granted in this Section 2.2(b) is subject to the restrictions set forth in Section 2.4 below and is expressly limited to the Products identified on Schedule B and all Updates (collectively, the “License Software”).  Subject to the requirements in Section 2.4 and 2.8, Customer may permit its Agents to access and use the License Software solely to support Customer’s internal business operations and only on workstations that are owned or leased by Customer or are operated on behalf of Customer.

(c)Customer shall not be charged license fees for Products purchased pursuant to the Prior Agreement or other agreements for which they have previously been invoiced and have already paid the applicable

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fees to CSG. Customer shall reproduce all confidentiality and proprietary notices on all copies of the Bulk License Software and License Software that Customer is authorized to make under this Section 2.2.  Nothing in this Agreement will entitle Customer to receive the source code of the Software or Updates, in whole or in part, except as expressly contemplated in Sections 2.9, 2.10, and Schedule M.  The licenses granted in this Section 2.2 are exclusive of any identified Third Party Software that may be required to operate the Products or Recurring Services, all of which as of the Effective Date are listed in the Designated Environment, and Customer agrees to be solely responsible for procuring such Third Party Software, either from CSG (if available) or directly from the third party vendor.  All Third Party Software provided by CSG as of the Effective Date is listed in Schedule F.

2.3Designated Environment.  “Designated Environment,” means the then-current combination of other computer programs and hardware equipment that CSG specifies for use by all of its customers with the Products and Services as set forth on CSG’s customer extranet website (https://my.csgsupport.com), which can be accessed by Customer upon request, or otherwise approved by CSG in writing for Customer’s use of the Products and Services at the System Sites. Customer (or any third parties permitted in accordance with Section 2.8) may use the Products only in the then-current Designated Environment; provided, however, that CSG will provide to Customer no less than ******** (**) ****** prior written notice for any changes to the hardware and/or software in the Designated Environment solely related to (a) the operating system, or (b) CSG’s Products or Services that are under CSG’s sole and exclusive control, and to the extent applicable, CSG will provide to Customer prior written notice as soon as reasonably practicable for any other changes to the hardware and/or software in the Designated Environment.  With respect to any other hardware and/or software identified in the Designated Environment that is licensed by CSG from a third party, CSG shall continue to include such hardware and/or software in the Designated Environment until such products are no longer supported by such third party.  CSG shall promptly notify Customer upon learning that a third party vendor will cease supporting any particular hardware or software.  CSG shall give ****** (**) ******** **** prior written notice to Customer of changes to the Designated Environment that do not require Customer or its Subscribers to upgrade its computer programs or hardware equipment, and will notify Customer in writing of changes that would necessitate training of Customer’s customer service representatives at least ****** (**) ****’ prior to the implementation of the change. In cases where CSG becomes aware that Customer is not operating its hardware or software in conformance with the Designated Environment, CSG will notify Customer (via e-mail to Customer’s S.V.P. of Information Technology) of its knowledge of such nonconformance and support the Products within the non-compliant environment; however, the Parties agree that: (i) any support offered with respect to hardware or software operating outside the Designated Environment will be limited to the extent that the manufacturer or vendor of the hardware or software continues to provide general support for such hardware or software versions; and (ii) although CSG shall use commercially reasonable efforts to provide Support Services, CSG shall not be subject to damages that are directly related to malfunctions of the Products caused by Customer’s use of the Products in such noncompliant environment.  Customer further agrees that CSG will not have any responsibility or liability in connection with malfunctions or any damage resulting from any modifications to the Products not authorized by CSG.  If Customer questions the necessity of upgrading to any new Designated Environment as requested by CSG, CSG shall meet with Customer to discuss the proposed changes in an effort to reach mutual agreement on the minimal level of changes to Customer’s equipment that are necessary.  The Parties will have quarterly meetings among technical personnel.  Such meetings will include discussions of potential changes in the Designated Environment.

2.4Restrictions.

(a)Except as expressly permitted in this Agreement, Customer agrees that it shall not: (i) reverse engineer, decompile or disassemble any Product; (ii) sell, lease, license or sublicense any Product; (iii) publish or

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disclose to any third party any results of benchmark tests on the Product; (iv) create, write or develop any derivative software or in any way alter or modify the source code of any of the Products; (v) use the Products to provide any service to or on behalf of any third parties in a service bureau capacity, except to Affiliates of Customer; (vi) use, or permit any other person to use, the Products to provide any service to, on behalf of, or for the benefit of, any unrelated third party; (vii) permit any other person to use the Products, whether on a time-sharing, remote job entry or other multiple user arrangement; or (viii) install the Software, Update or Deliverable on a network or other multi-user computer system except as specified in the then current Documentation for the particular Software.  If an end user of the Software and its related Documentation is an agency, department, or other entity of the United States Government (“Government”), then use, duplication or disclosure by the U.S. Government or any of its agencies of the Software and its related Documentation is subject to restrictions set forth the Commercial Computer Software and Commercial Computer Software Documentation clause at Defense Federal Acquisition Supplement (“DFARS”) 227.7202 and/or the Commercial Computer Software Restricted Rights clause at Federal Acquisition Regulation (“FAR”) 52.227.19(c).  Notwithstanding the foregoing text of this Section, the restrictions set forth above in subparagraphs (v)-(vii) shall not apply with regard to third parties purchasing any of Customer’s cable systems, and not a Successor Entity (an “Acquiring Entity”), who may use and receive Products and Services pursuant to an interim agreement ("Interim Agreement"); provided that Customer provides written notice of the foregoing, introduces CSG to the Acquiring Entity for marketing purposes, and provides to CSG the Interim Agreement within 30 days of Customer’s execution for CSG’s execution of the Interim Agreement, which execution will not be unreasonably withheld or delayed; provided that Customer and the Acquiring Entity will be bound by the Interim Agreement as to use of the Products and Services for transferred Subscribers and CSG’s execution of the Interim Agreement will not be necessary if (x) CSG fails or refuses to execute such Interim Agreement within 45 days after its receipt of a request therefor and (y) such Interim Agreement is in the form included in Schedule N, without modification. CSG agrees to reasonably cooperate with Customer and the Acquiring Entity in connection with their respective execution and delivery of the Interim Agreement, including the prompt delivery to Customer and the Acquiring Entity of all documents referred to and/or incorporated in the Interim Agreement as provided in Schedule N. Subject to the foregoing, CSG is under no obligation and has no responsibility to accommodate the transfer of any subscribers from the Customer to the Acquiring Entity until this Interim Agreement has been fully executed by all Parties.  Pricing under the Interim Agreement shall be no less than the fees set forth in Schedule F of this Agreement.  Nothing in the preceding sentence will prohibit Customer from charging a bundled rate for transition services provided to the Acquiring Entity, provided that such bundled rate is no less than the fees set forth in Schedule F of this Agreement.

(b)Compliance with Export Controls.

(i)Unless otherwise provided in this paragraph, Customer agrees that it shall not transfer CSG Products and Services to any foreign jurisdiction.  Further, CSG and Customer acknowledge that there are U.S. export control laws and regulations that prohibit or restrict (A) transactions with certain parties, (B) the type and level of technologies and services that may be exported, and (C) the conduct of transactions involving foreign parties.  Such laws include, without limitation, the U.S. Foreign Corrupt Practices Act, the Export Administration Act, the Arms Export Control Act, the International Economic Emergency Powers Act, and all regulations issued pursuant to these and other applicable U.S. laws (the “Export Laws”).  CSG agrees that it will be solely responsible for, in compliance with the applicable Export Laws, providing all notices to, making all filings with, and reasonably cooperate with Customer in efforts to obtain any licenses and/or license exceptions (for Export Approved Products) from, any U.S. governmental authority that may be required with respect to the provision to Customer of the Products or Services as contemplated under the terms of this Agreement.  In connection therewith, CSG has or may obtain an export classification for one or more of the Export Approved Products

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identified in Schedule I, which schedule may be amended at any time by mutual agreement of the Parties, and shall (1) exercise commercially reasonable efforts to maintain such export classification for such Products, as well as to obtain and maintain any export classification required for any modifications, updates, or any future versions of the Products that are licensed to Customer and (2) CSG shall provide prompt notice to Customer in the event that any export classification related to any Export Approved Products is terminated, revoked, suspended, or challenged or CSG takes any action with respect to an existing export classification or applies for an export classification for any of the Products licensed to Customer.

(ii)Customer will be solely responsible for its compliance with the applicable Export Laws in connection with Customer’s and/or an Outsource Vendor’s use of the Products and Services under this Agreement.  With respect to any obligation of Customer to comply with applicable Export Laws, CSG agrees to provide reasonable assistance to Customer by providing all necessary information, documentation, materials and technical data regarding the Products and Services to Customer, promptly upon Customer’s request, where Customer reasonably determines that its receipt of such information, documentation, materials and/or technical data regarding the Products and/or Services is necessary in order to enable it to comply with applicable Export Laws.  “Outsource Vendor” shall mean third party service providers of Customer located in any foreign country listed on Schedule I.

(iii)  CSG currently approves the transfer by Customer or its Outsource Vendors of the Export Approved Products to the Export Approved Countries described on Schedule I.  Customer and its Outsource Vendors currently store object code versions of the Export Approved Products and use such versions in the Export Approved Countries marked with an asterisk on Schedule I.  Customer and its Outsource Vendors will not transfer any version of the Export Approved Products to any foreign jurisdiction other than the Export Approved Countries described on Schedule I, except in accordance with the following procedure:

(A)Customer may request approval to transfer of Export Approved Products to a foreign jurisdiction other than an Export Approved Country by providing commercially reasonable prior written notice to CSG;

(B)CSG’s approval will not be unreasonably withheld or delayed; provided, however, that CSG may condition such approval on the indemnification by Customer for any material expense or liability incurred by CSG arising directly from such transfer and Customer may not transfer any Export Approved Products to any approved foreign jurisdiction until a reasonable period of time has passed during which CSG has a full and fair opportunity to secure enforceable rights to its intellectual property in such jurisdiction;

(C)For purposes of this Section 2.4(b)(iii) a “material expense or liability” is any reasonable cost arising from activities undertaken by CSG in the foreign jurisdiction to secure enforceable rights to the intellectual property embedded in the Export Approved Product in such jurisdiction that is reasonably expected to exceed, in the aggregate, $********; and

(D)Any foreign jurisdiction approved under this Section 2.4(b)(iii) will thereafter be deemed an Export Approved Country.

(iv)In the event that either Party receives notice of any claim or allegation by any Government that Customer has violated, in any material respect any Export Law, in connection with its activities under this Agreement, it will provide prompt written notice of such claim or allegation to the other Party.  In such event,

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and upon the written election of CSG, Customer will indemnify CSG for all losses, liability, fines, claims and expenses arising from Customer’s violation of the Export Laws, except to the extent such violation is related to CSG’s negligence or failure to comply with its obligations under this Agreement or applicable law.  Customer will further promptly cure such alleged violation and, to the extent not cured, diligently defend such claim.  In the event Customer reasonably determines that its violation cannot be cured through the exercise of its commercially reasonable efforts, it may terminate this Agreement, subject to Customer paying any applicable Termination Liability.

2.5Third Party Software.  Customer acknowledges that the Products may incorporate certain Third Party Software and documentation and that Customer’s rights and obligations with respect thereto are subject to any license terms that might accompany such Third Party Software. The fees and payment terms, if any, for such Third Party Software are set forth in Schedule F.  CSG makes no warranty and provides no indemnity (except as expressly set forth in Article 7) with respect to any Third Party Software.  Maintenance and support for Third Party Software, if any, are provided by the licensor of those products.  Although CSG may assist with front-line support of Third Party Software at its option, CSG offers no warranties with respect to such assistance and Customer must look solely to the third party licensor for warranty-related claims; provided that, to the extent assignable, CSG hereby assigns to Customer all warranty rights it may have with respect to Third Party Software and agrees to the extent applicable to cooperate reasonably and in good faith with Customer in the pursuit of warranty claims against Third Party Software providers; provided that in no event will CSG be required to violate the terms of its reseller arrangements with any Third Party Software vendor.  All Third Party Software and other technology necessary for use of the Products and Services are described in the Designated Environment.  Nothing herein will prevent Customer from purchasing such Third Party Software and technology directly from third parties.

2.6Third Party Licenses. CSG may provide Customer with Products and Services subject to patent or copyright licenses or sublicenses that third parties, including Ronald A. Katz Technology Licensing, L.P., have granted to CSG (“Third Party Licenses”).  Customer acknowledges that Customer receives no express or implied license or other rights under the Third Party Licenses other than the license to use the Products, Third Party Software and Services as provided by CSG in the Designated Environment the broadband cable industry.  Any modification of or addition to the Products, Third Party Software or Services or combination or use thereof with other software, hardware or services not made, suggested, provided, or approved in writing by CSG is not licensed under this Agreement, expressly or impliedly, and may subject Customer and any third party supplier or service provider to an infringement claim by a third party.  Neither Customer nor any third party will have any express or implied rights under the Third Party Licenses with respect to (i) any software, hardware or services not made, suggested, provided, or approved in writing by CSG or (ii) any product or service provided by Customer other than through the authorized use of the Products, Third Party Software or Services provided, or approved in writing, by CSG.

2.7Ownership.

(a)CSG Property.  All trademarks, service marks, patents, copyrights, trade secrets and other proprietary rights in or related to the Products, Third Party Software, or copies thereof (collectively the “Software Products”) are and will remain the exclusive property of CSG or its licensor(s) whether or not specifically recognized or perfected under applicable law.  Customer will not knowingly take any action that jeopardizes CSG’s or its licensor’s proprietary rights or acquire any right in the Software Products, except the limited use rights specified herein and other rights acquired directly from the owners of the Software Products Customer purchases directly from a third party provider as contemplated by Section 2.5.

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(b)Customer Property.  All documents, data and files necessary to provide billing services to Customer’s subscribers which are provided to CSG hereunder by Customer, including the result of CSG’s processing of the foregoing, (“Customer Data”) are and shall remain Customer’s property, and upon request of Customer for any reason or deconversion of any Connected Subscriber, such Customer Data shall be returned to Customer by CSG provided that Customer will pay all unpaid charges for any deconverted Connected Subscriber.  Data to be returned to Customer includes: Subscriber Master File (including Work Orders, Converters and General Ledger), Computer-Produced Reports (reflecting activity during period of ninety (90) days immediately prior to termination), House Master File, and any other related data or files held by CSG on behalf of Customer, all of which will be in its standard deconversion format (including available historical data) unless another format is reasonably requested by Customer.  Such data will be provided subject to CSG’s reasonable, standard fees for such deconversion services, or other mutually-agreed fees.  Customer Data will not be utilized by CSG for any purpose other than those purposes related to preparing, offering or rendering the Services to Customer under this Agreement.

2.8Third Party Access.  CSG consents to the use of the Products and Services by Agents as described in this Article 2, provided that (i) Customer takes reasonably necessary precautions with such Agents to protect the intellectual property rights of CSG’s Software; (ii) such Agents’ use of the Services and Software is strictly in accordance with the limitations contained in this Agreement; and (iii) Customer is responsible for the acts or omissions of such Agents with respect to their use of the Software and, agrees to indemnify, defend and hold CSG harmless against any and all losses and/or damages incurred by CSG that arise directly from such Agents’ use of the Products or Services if (a) such losses or damages are not directly attributable to a breach by CSG of a representation or warranty under this Agreement, and (b) they are damages and/or losses for which Customer is not entitled to indemnification by CSG under this Agreement. In addition to the rights granted herein to Agents, and Customer with respect to Agents, Customer may request CSG to provide other third party access to its CSG system and CSG shall permit such third party access; provided, however, that the third party executes a separate software license, non-disclosure and confidentiality agreement, and/or third party access agreement with CSG which contains commercially reasonable and customary terms and conditions that are no more restrictive than those imposed upon Customer for related purposes.  Notwithstanding the foregoing, CSG may charge such third party set-up, implementation or related fees and costs associated with such third party access, at the rates provided in this Agreement and as amended.  The Parties acknowledge any Agent shall not be considered a third party beneficiary of this Agreement.

2.9Escrow.  CSG will ensure that Customer is a beneficiary to CSG’s Master Preferred Source Code Escrow Agreement attached hereto as Schedule M (“Source Code Agreement”) with the third party escrow agent Iron Mountain Intellectual Property Management, Inc., or its successor.  In the event that CSG (i) becomes subject to an Order for Relief under title 11, United States Code, takes other steps to liquidate its assets for the purposes of discontinuing its business, or becomes insolvent, or (ii) ceases to provide maintenance and support for a Product or to deliver Services or fails to deliver or provide maintenance and support for a functional equivalent of either the Product or Service, reasonably satisfactory to Customer and not offered at an additional fee; then, Customer may cause a release of the deposit materials related to the Products and Services (the “Deposit Materials”) sufficient to allow Customer, or a Customer authorized agent that has executed CSG’s nondisclosure agreement providing for the confidential treatment of the Deposit Materials, to maintain the Services for Customer’s cable systems. The Parties agree that Customer shall have the right to monitor the Deposit Materials to confirm that the information placed into escrow is usable for the purposes of this Agreement in accordance with the terms and conditions of the Source Code Agreement.

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2.10Source Code License.  In the event of a release of the Deposit Materials as permitted by this Agreement, Customer shall automatically have, without any further action by Customer, a fully-paid, perpetual,  nonassignable license to possess and use the Products in source code form, and to make and use derivative works of the Products.  The Deposit Materials shall include a copy of (i) all software source code, source code comments and documentation, access-control mechanisms and information, and other intangible materials comprising or incorporated in the Products, as well as all instructions, notes, references, programs, and (ii) all testing, maintenance and support materials, including any lists of known defects, support databases, engineering documents, source control databases, test plans and automated test suites, required for Customer to prepare an object code or executable copy of each Product from the source code of such Product, via the procedures of assembly, compilation, linking and/or any other lawful and non-infringing procedure, without any additional assistance from CSG.  In the event that the Deposit Materials are incomplete or not provided timely, Customer shall have the right, in addition to any other remedies to which it may be entitled, to decompile or reverse engineer the Product and otherwise to reconstruct or discover any source code or underlying algorithms of the Products.  The right of Customer to possess and use the Deposit Materials for the Products shall be subject to all of the remaining terms and conditions of this Agreement.

Article 3
SERVICES

3.1Recurring and Facilities Management Services.  Pursuant to the terms and conditions of the Agreement (including, but not limited to, the attached Schedules and Exhibits), and for the fees set forth in Schedule F, CSG agrees to provide to Customer, at Customer’s request, the Recurring Services set forth in Schedule C. Customer may also receive CSG’s standard facilities management services for any Products where given services are offered by CSG and requested by Customer.

3.2Technical Services.  During the term of this Agreement, CSG shall provide certain consulting, development and/or integration services (“Technical Services”) required by and described in a statement of work (“Statement of Work”), which the Parties may mutually agree to in writing from time to time and which shall be substantially similar in form to Schedule D.  Customer will pay CSG any fee(s) set forth in a Statement of Work executed by both Parties, as well as any Reimbursable Expenses incurred in connection with the Technical Services performed by CSG, in accordance with the terms and conditions of this Agreement. CSG and Customer acknowledge that all Statements of Work shall form an integral part of this Agreement.  Notwithstanding the foregoing text of this Section, at ** ********** ****** to ********, CSG shall provide Customer ***** ******** (*****) man hours of Technical Services annually, which Customer may utilize for consulting, implementation, project management, training, and other mutually agreeable tasks (including development services, but not including any activity for which a specific fixed charge is identified in Schedule F of the Agreement, as amended, or any SOW, LOA or TSR) for use by Customer’s information technology and customer care department or, upon the approval of Customer’s V.P. of Customer Care, any other Customer department (the “Technical Service Hours Credit”).  The charges for all Technical Services provided by CSG during the Term will first be applied against the Technical Service Hours Credit unless expressly agreed by Customer’s V.P. of Customer Care pursuant to an applicable Statement of Work or other document as provided in this Agreement.

3.3Location and Access.  CSG may perform the Technical Services at Customer’s premises, CSG’s premises or such other premises that Customer and CSG may deem appropriate.  Customer will permit CSG to have reasonable access to Customer’s premises, personnel and computer equipment for the purposes of performing the Technical Services and Implementation/Conversion Services at Customer’s premises.  All access described in this subsection 3.3 will be subject to Customer’s security procedures and standard access agreements,

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

a copy of which is attached as Schedule L.  Notwithstanding anything to the contrary provided therein, any conflict in terms or areas which are contemplated or provided for in this Agreement shall take precedence over the terms and conditions of the attached Customer standard access agreements.

3.4Change Order.  A Statement of Work may be amended from time to time upon agreement of the Parties and execution of a modification to the Statement of Work (“Change Order”).  Requests for a Change Order shall be made in writing to the other Party.  If CSG rejects a request from Customer for a Change Order, CSG shall proceed to fulfill its obligations under the Statement of Work.  CSG will not unreasonably withhold requests for Change Orders by Customer.

3.5Insurance.  CSG will be responsible for obtaining and maintaining appropriate insurance coverage for its activities under Article 3 with a carrier or carriers selected by the CSG with an A.M. Best financial rating of at least A-, VIII and reasonably satisfactory to Customer, including, but not limited to:

(a)General Liability Insurance covering CSG in performing activities under Article 3 and Public Liability insurance, including Product/Completed Operations and Contractual Liability insurance, in at least the amounts set forth below:

General Aggregate	$*********
Product-Comp/Operation Aggregate	$*********
Person and Adv Injury	$*********
Each Occurrence	$*********
Med Exp (any one person)	$ *****

(b)Automobile Insurance covering any owned, scheduled autos, hired autos and non-owned autos used by CSG in performing the Work and Public Liability insurance, in at least the amounts set forth below:

Combined Single Limit	$*********

(c)Excess Liability Insurance covering any owned, scheduled autos, hired autos and non-owned autos used by CSG in performing activities under Article 3 and Public Liability insurance, including Product/Completed Operations and Contractual Liability insurance, in at least the amounts set forth below:

Each Occurrence	$**********
Aggregate	$**********

(d)Standard Worker’s Compensation Insurance in accordance with such federal and state laws as may be applicable to the activities under Article 3 and Employer’s Liability Insurance, providing cover limits of at least:

Each Accident	$*******
Disease - Policy Limit	$*******
Disease - Each Employee	$*******

CSG waives all rights of subrogation for workers’ compensation and agrees that CSG’s insurance coverage will be primary in connection with all claims related thereto that may be asserted against Customer stemming from the Products or Services (such coverage to exclude events caused by the negligence or willful misconduct of

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Customer) and CSG further agrees to name Customer as an additional insured party for the coverages provided in this section except for workers’ compensation coverage.  The following language must be added to the policy and shown on the certificate:  "Certificate Holder, its agents, subsidiaries, parents, affiliates, directors, officers and their employees are named as additional insureds. ****** (**) day written notice of cancellation will be given to Certificate Holder and *** (**) days notice for non-payment.” A description of the Services for which this insurance is being procured must be noted on the Insurance Certificate, and Customer shall be named as the certificate holder. CSG shall not commence the Services hereunder until all insurance requirements under this section has been submitted to Customer.  All of the insurance policies shall provide that:  in the event that the policy should be canceled, such cancellation shall not be effective until ****** (**) days after Certificate Holder (i.e., Customer) has received written notice of such cancellation from the insurance company, and such **-day notice shall be noted on all insurance certificates.

In the event of any cancellation of any policy, Customer reserves the right to provide replacement insurance coverage, to charge any premium expense therefor to CSG, and to deduct such cost from any amounts due or becoming due to CSG hereunder.  If CSG becomes uninsurable, this Agreement will automatically terminate with the same effect as if CSG were in default of its obligations under this Agreement as provided in Section 6.1(c).

3.6Prudent Use of Resources.  In the provision of all Services, CSG will seek to provide such services in a cost-effective manner and will advise Customer of different options for attaining any goal or development specified in this Agreement, including any proposed Statement of Work.  CSG will use commercially reasonable efforts to cooperate with Customer and to provide services in a timely manner and with minimal disruption to Customer’s operations.  In providing any Services, CSG shall be entitled to rely upon and act in accordance with any reasonable instructions, guidelines, data or information provided to CSG by the employees or Agents of Customer who have actual or apparent authority to provide such instructions, guidelines or information, and CSG shall not be subject to damages incurred by Customer or its Agents that result directly from CSG’s reasonable actions in doing so.  In addition, if an action is brought by a third party against CSG directly related to CSG’s reasonable reliance on any instructions, guidelines, data or information provided to CSG by the employees or Agents of Customer who have actual or apparent authority to provide such instructions, guidelines or information,  and CSG was not in breach of this Agreement, Customer will defend CSG against such action at Customer’s expense and pay all damages (including punitive damages) awarded to any such third party.

3.7Optional and Ancillary Services.  At Customer’s request, CSG shall provide optional and ancillary services, including but not limited to any described in Schedule F at CSG’s then-current prices, or as may otherwise be set forth in Schedule F, and where applicable on the terms and conditions set forth in separately executed Schedules to this Agreement.

3.8Intellectual Property.  All patents, copyrights, trade secrets or other proprietary rights in or to the work product that CSG may create for Customer, including, but not limited to, any ideas, concepts, inventions or techniques that CSG may use, conceive or first reduce to practice in connection with the Technical Services (“Deliverables”) are and will be the exclusive property of CSG, except as and to the extent otherwise specified in the applicable SOW.  During the term of this Agreement, Customer provides to CSG a non-exclusive right to use Customer’s Intellectual Property necessary to provide the Services; provided, that any use of Customer’s name and mark shall be consistent with Customer’s issued guidelines.  Customer shall have no proprietary interest in CSG’s billing and management information software and technology and agrees that, unless specifically set forth in an SOW, any Deliverable is a work specially ordered and commissioned for use as a contribution to a collective work and is not a work made for hire pursuant to United States copyright law, and in such case, Customer will

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

have a perpetual, for the term of the Agreement, fully-paid right to use such Deliverable.  Nothing in this Agreement will require Customer to utilize any Deliverable in its systems.

3.9Addressable Interfaces.  With respect to any Technical Services related to addressable interface launches or processing changes described in Section II (Interfaces) of Schedule F (“Interface Projects”), the Parties shall comply with the procedures set forth in this Section 3.9.  Customer’s requests for Interface Projects shall be sent to CSG’s Strategic Business Unit in writing or via e-mail.  CSG shall send Customer an electronic technical services request, which shall be substantially in the form set forth in Exhibit E-1 (“Technical Services Request”).  The Technical Services Request shall include CSG’s Oracle Project number, billing system/principal, project description, estimated start/completion date, estimated costs, Customer’s project owner, CSG’s project owner, and any additional terms relevant to the project.  Prior to CSG’s commencement of such Technical Services, Customer shall return the Technical Services Request to CSG with Customer’s internal purchase order number.  All Technical Services related to Interface Projects shall be subject to the terms and conditions set forth in Exhibit E-2.  All Technical Services performed pursuant to a Technical Services Request and related to Interface Projects shall have an estimated cost no less than *** ******** dollars ($********) and no more than ****** **** ******** dollars ($*********).  In the event the estimated cost is less than *** ******** dollars ($********) such work shall be billed to Customer through CSG’s program request documentation.  In the event such estimated costs exceed ****** **** ******** dollars ($*********), such Technical Services shall be performed pursuant to a Statement of Work as described in Section 3.2 of this Agreement.  In addition, the Parties agree that any other Technical Services billed at an hourly rate or a contracted fixed rate may be performed pursuant to a Technical Services Request, provided the estimated fees for such Technical Services does not exceed *** ******** dollars ($*********).  Notwithstanding the above, the Parties may mutually agree to execute a Statement of Work rather than a Technical Services Request for any Technical Services described in this Section 3.9.

3.10Discovery Support. CSG acknowledges and agrees that from time to time in the course of its business Customer may have a legal obligation to preserve, collect and produce certain data that CSG maintains pursuant to this Agreement and/or produce such data in response to requests, inquiries or demands that may be made to Customer from time to time by government agencies, courts or parties with which Customer is engaged in litigation.  CSG agrees to exercise reasonable efforts to cooperate with Customer, to the fullest extent required by law, and with respect to any further or other request made by Customer, in complying with and responding to such inquires or demands as are made to Customer with respect to data or other information relating to Customer’s business that is or comes into the possession and/or custody of CSG for which Customer is entitled. Subject to Section 3.2, CSG may make reasonable charges for the time expended by its personnel in complying with any request of Customer under this section, not to exceed the amounts set forth under Schedule F for related development work, but shall not otherwise be compensated in connection therewith.  For purposes of clarification, CSG shall not be entitled to reimbursement or payment of any fees, costs or expenses incurred by it to seek or obtain legal advice under this Section 3.10; provided, however, that such limitation will not abrogate or otherwise limit Customer’s indemnification obligations under this Agreement.  Customer agrees that should its request require investment in hardware or software by CSG for discovery support, CSG shall provide estimates and costs of providing same and Customer agrees to pay for such costs in the event it requests CSG to proceed.  Notwithstanding the foregoing, during the Term and at ** ********** ****** to ********, CSG shall provide Customer ************ (**) ***** of such litigation support services per litigation. In the event Customer uses or anticipates using more than ************ of litigation support, requiring CSG investment in hardware or development work, such support shall be conducted pursuant to a mutually agreed upon SOW, and the fees provided in Schedule F under Discovery Support will apply to all support provided after the initial ** *****, which will be **** ** ******. Customer and CSG recognize that certain requests for data or other information

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

may entail or require some level of utilization of copyrighted, patented, trade secret or other proprietary technology of CSG.  CSG consents to the use of such technology for such purposes, and Customer agrees, upon request of CSG to take all reasonable steps requested and available to protect the copyrighted, patented, secret or proprietary nature of such technology, which shall include but not be limited to subjecting the foregoing to protective order, requiring outside counsel or consultants to sign a non-disclosure agreement with CSG, but in any event it shall be in CSG’s reasonable discretion whether Customer is provided access to such technology. CSG further acknowledges that such requests may require the collection and production of data with respect to subscribers that have been divested by Customer and agrees to collect and produce such information with respect to the period during which such subscribers were Connected Subscribers; provided that CSG may withhold such information as it relates to the period after the date upon which any such divestiture is consummated unless and until CSG receives the approval of any acquiring entity to provide same (which approval will be deemed acceptable to CSG if the acquiring entity executes an Interim Agreement as provided in Schedule N).  Customer agrees to indemnify, defend and hold CSG harmless against any and all losses and/or damages incurred by CSG that arise directly from CSG’s provision of support services requested by Customer.

Article 4
MAINTENANCE AND SUPPORT

4.1Support Services.  Subject to payment by Customer of the fees set forth in Schedule F, and through the term of this Agreement as set forth in Section 1.2, CSG will provide Customer its support and maintenance of the then-current version of each licensed Product (excluding any customization) and Services as described on Schedule H (“Support Services”), and each Party also agrees to comply with all other terms and conditions of Schedule H.  Included in the Support Services is support of the then-current version of the licensed Products via CSG’s Product Support Center, publication updates, and the fixes, updates, upgrades or new versions or any other major and minor enhancements of the Products or Documentation that CSG may make generally available to its customers, whether or not an extra fee is charged (the “Updates”).  Within thirty days of execution of this Agreement, CSG agrees to post and use commercially reasonable efforts ** **** ** ******** from within CSG **** (*) ********** **** *************** ********* (the “Dedicated FTEs”) to provide dedicated support (which shall not include mass changes, development, implementation services or other project managements services) to Customer at ** ********** *** as long as Customer’s Connected Subscribers do not decrease by an amount greater than **% of the Converted Connected Subscribers as of the Conversion Date.  In such event, CSG may terminate or reassign one or more Dedicated FTEs upon no less than ** **** prior written notice to Customer, provided that the resulting number of Dedicated FTEs will be as set forth below, based upon the reduction in Customer’s Connected Subscribers measured as of the end of such ****** period:

Reduction in Connected Subscribers, as a Percentage of the Number of Converted Connected Subscribers as of the Conversion Date	Number of Dedicated FTEs
Up to **%	*
Over **% and up to **%	*
Over **% and up to **%	*
Over **% and up to ***%	*
Over ***%	*

Customer may, in its reasonable discretion, request the reassignment of any or all of the Dedicated FTEs if it is not, in its reasonable business judgment, satisfied with such person(s) performance.  In such event, CSG will

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

exercise commercially reasonable efforts to promptly investigate Customer’s request and take such curative action as CSG deems appropriate.  Following the resignation, termination or reassignment of any of the Dedicated FTEs, CSG will use commercially reasonable efforts to replace such person within ***** (**) **** and communicate the efforts taken to Customer.

4.2Exclusions.  If Customer is not utilizing the Products in a Designated Environment or Customer has added third party applications, Customer shall be responsible for making all necessary modifications to such third party applications to ensure they function properly with the Updates. Custom software modifications are not included in Support Services as Updates, but are covered as Technical Services under Section 3.2.  The Support Services do not include (i) customization to any Product, or (ii) maintenance and support of any customization or any other Third Party Software.  The maintenance and support for Third Party Software is provided by the licensor of those products.  Although CSG may assist in this maintenance and support with front-line support, CSG will have no obligation to provide such maintenance and support with respect thereto and Customer must look solely to the licensor.

4.3Limitations.  CSG will not be required to (i) develop and release Updates except as required by the Support Services, including without limitation bug fixes, (ii) customize Updates to satisfy Customer’s particular requests, or (iii) obtain updates or enhancements to any Third Party Product.  If an Update replaces a prior version of the CSG Software, Customer will destroy such prior version within thirty (30) days of installing the Update, except that it may retain one copy for archival purposes.

4.4Training.  CSG shall provide initial training and education services with respect to the operation of the Products and Services for the fees set forth in Schedule F or as part of the Technical Service Hours Credit.  CSG may provide additional training and education Services to Customer upon request from time to time at an additional cost as identified in Schedule F or as agreed upon in a Statement of Work or as part of the Technical Service Hours Credit. Customer will have the right to make an unlimited number of copies of the class materials and user items described in Schedule G for purpose of training across Customer’s enterprise, including, without limitation, Customer’s third-party vendors that subject to confidentiality obligations at least as protective to CSG as those provided in this Agreement.

Article 5
PAYMENT TERMS

5.1Fees and Expenses.  CSG will provide the Products and Services for the fees set forth in Schedule F, other Schedules hereto or an applicable Statement of Work.  Customer shall also reimburse CSG for reasonable, out‑of‑pocket expenses (“Reimbursable Expenses”), without markup, including travel and travel‑related expenses, which are incurred by CSG for travel approved by Customer in connection with CSG’s performance hereunder.

5.2Invoices and Payment.  Customer shall pay undisputed, unpaid amounts due hereunder within ********** (**) days after the date of invoice.  Any amount not paid when due shall thereafter bear interest until paid at a rate equal to the lesser of *** ******* (*%) per month, not compounded, and the maximum rate allowed by applicable law.  Customer shall pay all amounts due in United States currency.  For an invoice (including parts of an invoice) to be considered “disputed”: (a) Customer will notify CSG in writing (including by email) to the attention of a member of the CSG billing department, and (b) such dispute must be in good faith.  Neither, Customer’s failure to dispute the accuracy of any invoice within ********** (**) days of the invoice date, nor

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Customer’s payment of any invoice, shall be deemed to constitute Customer’s agreement to the accuracy of the amounts charged therein.

5.3Adjustment to Fees.  CSG shall not adjust any of the fees specified in this Agreement until June 1, 2009.  Thereafter, upon ****** (**) days prior written notice, CSG may increase such fees as follows:

(a)as a one-time only increase effective June 1, 2009, CSG may increase the ***** ******** ****** by an amount equal to *****%; provided that in the event that Customer has not converted at least **% of the Estimated Convertible Subscribers, as adjusted, by December 1, 2009, and if such failure to convert at least such amount is principally due to delays caused by Customer, such increase may be retroactively applied to June 1, 2009, in an amount equal to ****%.  CSG may *** ******** the ***** ******** ****** in *** **** during the **** ***** **** ****.  For purposes of this Section 5.3(a), the “Estimated Convertible Subscribers” shall be ********* as of the Effective Date (the “Initial Estimated Convertible Subscribers”) and shall be adjusted as follows:

(i)If between the Effective Date and the date immediately preceding the first conversion under Section 12.3(a), or November 30, 2009, whichever comes first, the number the Customer’s subscribers that remain subject to the conversion requirements of Section 12.3(a) is **** than **% of or ******* than ***% of the Initial Estimated Convertible Subscribers, then the Estimated Convertible Subscribers shall be ******** to ***** such number of Customer’s subscribers that ****** subject to such conversion requirements;

(ii)The number of Estimated Convertible Subscribers will further be ******** to reflect *** ************ by Customer occurring on or after the relevant date under clause (i) above and prior to December 1, 2009; and

(iii)For purposes of this Section 5.3(a), in no event will the number of Estimated Convertible Subscribers be **** than *********, as adjusted in accordance with Section 5.3(a)(ii)) or ******* than *********.

(b)CSG may ******** the fees for *** ***** ******** annually on June 1st of each year the Agreement is in effect by an amount equal to ****%; and

(c)CSG may increase the fees it charges to Customer for Third Party Software in the amount that the ********** **** ******* ** *** ********** ***** ***** ****** ** *** ********, unless otherwise expressly agreed by the Parties.

5.4Taxes.  All amounts payable by Customer to CSG under this Agreement do not include any applicable use, sales, or other taxes that may be assessable in connection with this Agreement.  Customer will pay any such taxes in addition to the amount due and payable.  If CSG pays any such taxes, it will separately identify such amount on the applicable invoice; however in the event CSG does not provide the tax on the applicable invoice it may provide the tax on a subsequent invoice without violating this section.  If Customer pays any such tax directly to the appropriate taxing authority, Customer shall furnish CSG with the official receipt of such payment.  Customer shall not, however, be liable for any taxes based on CSG’s net income.  Notwithstanding the foregoing, Customer shall not be required to reimburse CSG for (a) any tax penalties assessed as a result of CSG’s failure to timely pay any tax, (b) any taxes invoiced by CSG more than ***** (**) days after the date such taxes were paid, or (c) any taxes not paid by CSG within *** ******* ****** (***) days after CSG first had knowledge that such taxes were due and owing, except to the extent that Customer agrees to any nonpayment or delayed payment of such taxes.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

5.5Delivery.  In the event CSG provides Products through delivery of physical media CSG will ship or deliver the Products (FOB shipping point) and any CSG-provided Third Party Software from its distribution center, subject to delays beyond CSG’s control.  The Parties will mutually determine the method of shipment via tape or by electronic file transfer for Customer’s account.  Customer’s license to the Products commences as set forth in Section 2.2.  Upon timely notice by Customer to CSG, CSG will promptly replace, at CSG’s expense, any Products that are lost or damaged while en route to Customer.  CSG will use commercially reasonable efforts to deliver all software to Customer via Internet or other remote delivery and will not ship software media unless agreed to by the Parties.

5.6Set-Off.  Notwithstanding anything to the contrary set forth in this Agreement, the Parties agree that any and all undisputed payments, damages or liabilities due and payable by Customer to CSG under this Agreement are subject to set-off by Customer against any undisputed payments, damages or liabilities due and payable by CSG to Customer under this Agreement.  The Parties further agree that any and all undisputed payments, damages or liabilities due and payable by CSG to Customer under this Agreement are subject to set-off by CSG against any undisputed payments, damages or liabilities due and payable by Customer to CSG under this Agreement.  Any set off permitted by this Section 5.6 shall have a reasonable basis and include references, explaining the reasons for the set off.

5.7Equipment Purchase.

(a)Customer is fully responsible for obtaining and installing all computer hardware, software, peripherals and necessary communications facilities, including, but not limited to servers, power supply, workstations, printers, concentrators, communications equipment and routers (“Required Equipment”) that are necessary at Customer’s place of business in order for Customer to utilize the Services and the Products.  Customer shall bear responsibility for the Required Equipment, including, but not limited to, the costs of procuring, installing, operating and maintaining such Required Equipment.  At Customer’s request and subject to the terms and conditions of a Statement of Work, CSG will consult with, assist and advise Customer regarding Customer’s discharge of its responsibilities with respect to the Required Equipment, and Customer may purchase from CSG any Required Equipment on terms and conditions set forth in a separately executed purchase agreement.

(b)If necessary for Customer to receive the Products and/or Services, Customer may purchase from CSG a data communications line from CSG’s data processing center to each of Customer’s system sites receiving Products and/or Services (“System Sites”), as appropriate.  Customer shall pay all fees and charges in connection with the installation and use of and peripheral equipment related to the data communications line in accordance with the fees set forth in Schedule F.

Article 6
TERMINATION

6.1Termination.  This Agreement or any one or more of the Statement(s) of Work or attached Schedules may be terminated as stated below.

(a)If Customer or any of Customer’s employees or consultants breach any material term or condition of this Agreement involving the license of a Product, and such breach remains uncured for a period of ******* (**) ******** **** after written notice by CSG to Customer, CSG may, at CSG’s option, terminate this Agreement in its entirety or only as it pertains to the affected Product, Deliverable or Service, upon written

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

notice to Customer, and without judicial or administrative resolution.  Notwithstanding the foregoing, if a breach as specified in this Section 6.1(a) is incapable of cure within the ******* (**) ******** *** period, CSG may terminate this Agreement immediately ****** ******** *** *********** **** ** ** ****** ************ ********** ******* ** **** **** ******.

(b)If Customer fails to pay when due any undisputed, invoiced amounts due hereunder within ****** (**) **** of receiving written notice of failure to pay in accordance with the terms of this Agreement, CSG may, at CSG’s option, terminate this Agreement in its entirety, or only as it pertains to the affected Product, Deliverable or Service, upon prior written notice to Customer, effective as of the date specified in such notice of termination.

(c)If either Party fails to substantially comply with a material obligation hereunder other than those identified in Subsections 6.1(a) and 6.1(b) above, or repeatedly fails to substantially comply with any other obligation(s) hereunder which failures, taken as a whole, constitute a material breach, and fails to cure such breach within ****** (**) ***s (except for CSG’s obligations in the following Sections, for which the cure period will be ******* (**) ****: return of Customer Data as provided in Section 6.2 and transition services for deconversion as provided in Section 6.2) after receiving written notice specifying the breach or, for those breaches which ****** ********** ** ***** ****** *** ********** **** ******, ***** ** ******** ****** such ****** *********** and ***** ** **** such ****** ****** * ********** ****** ** **** (in light of the circumstances under which such breach occurred), the nonbreaching Party may, by giving written notice, terminate this Agreement in its entirety or as it pertains to the affected Product, Deliverable or Service as of a date specified in such notice of termination.  The parties agree and acknowledge that the determination of whether any breach or obligation is “material” for purposes of this Section 6.1 (c) cannot be known or determined as of the date of this Agreement.  Consequently, no dollar or other quantitative threshold or amount of agreed liquidated damages under this Agreement may be used as a basis for determining whether any breach or obligation is “material” for such purposes. If Customer terminates this Agreement pursuant to this Section 6.1(c), it shall not be subject to *********** *********.

(d)If either Party becomes subject to an Order for Relief under title 11, United States Code, or makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, then the other Party may, by giving written notice thereof to such Party, terminate this Agreement as of the date specified in such notice of termination.  If Customer terminates this Agreement pursuant to this Section 6.1(d), it shall not be subject to Termination Liability.

(e)Customer may terminate this Agreement on *** ****** notice, if at any time (i) CSG processes fewer than ********** ******** ******** (******** ******** shall be determined as provided in CSG’s 10-Q which as of September 30, 2008 was **** ******* ******** ********), and (ii) CSG’s development of the Products and Services fails to meet material industry milestones related to North American cable and direct broadcast satellite communications industries (including FCC mandates and other federal regulatory requirements) or a majority of such development activities are intended to serve an industry vertical other than the North American cable and direct broadcast satellite communications industries, subject to ************* ** ** ******** of **% of the ********** ******* and ********* ******* ******** **** ** ********.

(f)Customer may terminate this Agreement in accordance with Section 7.2 or 8.2.  If Customer terminates this Agreement pursuant to this Section 6.1(f), it shall not be subject to *********** *********.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(g)Either Party may terminate this Agreement in accordance with Section 12.7.

In the event of termination or expiration of this Agreement, this Agreement (other than Customer’s conversion, exclusivity and minimum fee obligations) shall remain in full force and effect until the last Connected Subscriber is deconverted.  Upon the deconversion of all Connected Subscribers, all rights granted to Customer under this Agreement (or the relevant rights applicable to a portion of the Agreement) with respect to the terminated Products, Deliverables and Services will cease, and Customer will promptly (i) purge all terminated Software from the Designated Environment and all of Customer’s other computer systems, storage media and other files; (ii) destroy the Product(s) and all copies thereof; (iii) deliver to CSG an affidavit which certifies that Customer has complied with these termination obligations; and (iv) pay to CSG all undisputed fees that are due, invoiced, and unpaid pursuant to this Agreement.  Notwithstanding the foregoing, Customer may retain one copy of the Software, Products and Deliverables with its legal counsel solely to provide a record of such Software for archival purposes.

6.2Transition Assistance.  Provided that Customer has paid CSG any and all then-owed undisputed, invoiced, and unpaid fees and expenses due hereunder as of the date of termination, expiration or transfer (as applicable), upon (a) expiration or earlier termination of this Agreement by either Party for any reason, or (b) Customer’s transfer of Connected Subscribers to a third party, CSG will promptly provide Customer with all deconversion or transition assistance (as the case may be) reasonably requested by Customer (including for example Customer Data, continued billing services, products and support, if requested) for up to *** ****** from the date of such expiration, termination, or transfer.  Without limiting the *** ***** post-termination support obligation described in the preceding sentence, Customer may request transition assistance within *** ****** prior to the scheduled termination of this Agreement or any other date upon which the termination of this Agreement is reasonably expected to occur, whether or not one of the conditions described in clauses (a) or (b) above has occurred, and CSG will provide such transition assistance in accordance with this Section.  All transition assistance will be provided to Customer at the applicable rates in Schedule F, however, CSG shall use commercially reasonable efforts to factor in economies of scale to its fees for high volume deconversion projects.  The Parties further agree that if Customer terminates this Agreement pursuant to Sections 6.1(c), (d), (e) or (f) or if CSG terminates this Agreement other than pursuant to Section 6.1(a), (b), (c) or (d), CSG shall provide its standard deconversion and transition assistance at ** ****** ** ******** in order to achieve an orderly transition to such vendor.  Such deconversion and transition assistance shall include: (a) the right to receive up to ***** (*) **** of the ******** ****** **** **** during the deconversion process and the ***** (**) *** period thereafter; and (b) ********* ****** to a subject matter expert to answer Customer’s questions for **** (*) ****, which need not be consecutive, during normal business hours (8:00 am – 5:00 pm Central).  In all cases, CSG will provide all Customer Data in CSG’s possession in its standard deconversion format (including available historical data) unless another format is reasonably requested by Customer subject to reasonable additional fees. Without limiting the foregoing, the Parties agree that CSG will prepare and provide to Customer deconversion files upon the request of Customer; provided, however, that CSG may hold any deconversion files requested by Customer for any purpose other than a deconversion in accordance with this Agreement for a period of up to **** **** after the effective cutoff date of such deconversion files.  Customer shall not receive a second set of deconversion files for the same set of system principals, which set of deconversion files will reasonably enable Customer to deconvert to another billing provider, until either (x) Customer has paid the Basic Services Charge with respect to the Minimum Commitment or (y) this Agreement has expired or been terminated (or a termination notice has been served), and Customer has fulfilled its obligations to pay any applicable Termination Liability.

6.3Delivery of Items.  Upon the expiration or termination of this Agreement for any reason, Customer will pay CSG pursuant to the terms of this Agreement the undisputed fees and Reimbursable Expenses that are

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due, invoiced and unpaid for the Technical Services and Deliverables that CSG has performed.  At any time (upon request by the disclosing Party) the receiving Party will, deliver to the disclosing Party all notebooks, documentation and other items that contain, in whole or in part, any disclosing Party Confidential Information used in performance of the Technical Services.

6.4Discontinuance Fee.  The Parties have mutually agreed upon the fees for Products and Services provided hereunder based upon certain assumed volumes of business activity, exclusivity restrictions, and the Initial Term of this Agreement.  Customer understands that without the certainty of revenue promised by the commitments set forth in this Agreement, CSG would have been unwilling to provide the Products and Services in accordance with the terms set forth herein.  Because of the difficulty in ascertaining CSG’s actual damages for a termination of this Agreement by Customer without cause or other breach of this Agreement by Customer resulting in termination of this Agreement by CSG, Customer agrees that, upon termination of this Agreement in its entirety for reasons other than by a Party pursuant to Section **** or by Customer pursuant to Section ***(*), (*), (*) or (*), or if the termination of this Agreement is by CSG pursuant to Section ***(*), (*), (*) or (*), in addition to all other amounts then due and owing to CSG for Services previously rendered, Customer will pay to CSG (as a liquidated damage and not as a penalty) an amount equal to (i) the ***** ******** ****** ********** by (ii) the *********** ******* of the ******* ********** (the “Termination Discontinuance Fee”). For purposes of determining the extent to which the ******* ********** is met, Customer will be ******** for **% of any ******** *********** ********** by the ****** ** ****** between (i) the ***** ********* *********** and (ii) the *********** ****. If a termination occurs under circumstances giving rise to the Termination Discontinuance Fee, but prior to the Conversion Date and payment of the ********** *****, then in **** of the *********** ************** ***, Customer will ********* *** for the ********* ** *** ********* ********** ******** provided after the Effective Date at the rate of $****** per **** incurred to the date of termination, plus all ********** ******* ******** **** prior to termination, plus an amount equal to (i) the ******* *** ********** by (ii) the ****** ** ****** ********* ******* ******** *** ****, following the effective date of termination.  Customer agrees that either such amount is a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the business contemplated in this Agreement. The Parties agree that, excluding any other undisputed amounts due and owing to CSG at the time of such breach, the liquidated damages set forth in this Section 6.4 shall be available to CSG only as set forth expressly in this Section 6.4, and such liquidated damages shall be ***’* **** *** ********* ****** at law or equity for termination of this Agreement prior to the Initial Term or any Additional Terms.

Article 7
INDEMNITY

7.1CSG Indemnity.

(a)If an action is brought against Customer arising from or directly related to (i) a claim that the Products or Services infringe or misappropriate a copyright, trademark, trade secret, patent or other intellectual property right, or (ii) any act or omission, or violation of law, by CSG or its employees, agents or representatives, CSG will defend Customer at CSG’s expense and pay all damages (including punitive damages) awarded against and reasonable costs incurred by Customer in the action.

(b)The obligations in Section 7.1(a) shall apply if (i) Customer notifies CSG promptly that a legal action has been commenced unless a delay in notification has not materially prejudiced CSG; (ii) Customer permits CSG to have sole control over the defense of the claim and any negotiation for its settlement or compromise (provided that no settlement that adversely affecting Customer will be entered into without

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Customer’s written consent); and (iii) Customer reasonably cooperates with CSG at CSG’s expense in defending such claim.  Customer may engage its own counsel to assist in its defense at Customer’s sole expense; provided, however, that CSG will indemnify Customer for all reasonable fees and expenses of counsel incurred by Customer as a result of CSG’s failure to promptly assume its obligation to defend Customer under this Agreement.

7.2Opportunity to Cure.  If a claim described in Section 7.1 may be or has been asserted, Customer will permit CSG, at CSG’s option and expense, to (i) procure the right to continue using the Product, (ii) replace or modify the Product or Service to eliminate the infringement while providing functionally equivalent performance, or (iii) if after a good faith effort, CSG determines that (i) and (ii) are commercially impracticable, accept the return of the Product or Service and refund to Customer the amount of the fees actually paid to CSG and allocable for such Product or Service.  If CSG cannot fulfill its obligations specified in (i) or (ii) within ****** (**) **** of Customer’s request for indemnification, Customer may terminate this Agreement with no further obligation or liability if the unusable Product or Service is material to Customer’s business operations.  Customer may also terminate this Agreement upon notice, if an injunction is granted which prohibits Customer from using a Product or Service, or a portion thereof that is material to its business operations, and such injunction is not lifted within ******* (**) ******** ****.

7.3Limitation.  CSG shall have no Indemnification Obligation to Customer to the extent that the infringement claim results from (i) a correction or modification of the Product not provided or authorized in writing by CSG, (ii) the failure to promptly install an Update provided by CSG or (iii) the combination of the Product with other items not provided,  suggested, or authorized in writing, by CSG.  THE REMEDIES SET FORTH IN SECTIONS 7.1 AND 7.2 ARE CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR ANY THIRD PARTY INFRINGEMENT CLAIM RELATED TO THE PRODUCTS AND SERVICES.

7.4Customer Indemnity.  In addition to Customer’s indemnity obligations in Sections 2.4(b), 2.8, 3.6 and 3.10 if an action is brought against CSG claiming that Customer’s Intellectual Property infringes a copyright, trademark, trade secret or patent, Customer will defend CSG at Customer’s expense and pay all damages (including punitive damages) awarded against and reasonable costs incurred by CSG in the infringement action, but only if (i) CSG notifies Customer promptly upon learning that a legal action has been commenced, (ii) CSG permits Customer to have sole control over the defense of the claim and any negotiation for its settlement or compromise (provided that no settlement that adversely affects CSG will be entered into without CSG’s written consent), and (iii) CSG reasonably cooperates with Customer at Customer’s expense in defending such claim. CSG may engage its own counsel to assist in its defense at CSG’s sole expense; provided, however, that Customer will indemnify CSG for all reasonable fees and expenses of counsel incurred by CSG as a result of Customer’s failure to promptly assume its obligation to defend CSG under this Agreement.  Customer shall have no Indemnification Obligation to CSG to the extent that the infringement claim results from a correction or modification not provided by Customer.  THE REMEDIES SET FORTH IN THIS SECTION 7.4 ARE CSG’S SOLE AND EXCLUSIVE REMEDY FOR AN INFRINGEMENT CLAIM BASED ON, OR RELATED TO, CUSTOMER’S INTELLECTUAL PROPERTY.

Article 8
REPRESENTATIONS AND WARRANTIES

8.1Limited Warranty.  Except for Third Party Software, CSG represents and warrants that for a period of ****** (**) ****, after the date of delivery (“Warranty Period”) the Products, and any Deliverables provided by CSG do, and will (i) conform to CSG’s published specifications in effect on the date of delivery or the specifications set forth in the applicable Statement of Work, and (ii) perform in a Designated Environment

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substantially as described in the accompanying Documentation. CSG also warrants that it will perform all Services in a professional and workmanlike manner.  Any Third Party Software provided by CSG under Section 2.5 shall be provided AS IS.  Nothing contained in this Section 8.1 shall limit CSG’s obligations to provide support, maintenance and service pursuant to the remaining provisions of this Agreement.

8.2Remedies.  In case of breach of warranty or any other duty related to the quality of the Products or Deliverables, CSG or its representative will correct or replace any defective Product or Deliverable within ****** (**) **** or, if not practicable, CSG will accept the return of the defective Product or Deliverable and refund to Customer (i) the amount actually paid to CSG allocable to the defective Product or Deliverable, and (ii) a pro rata share of the maintenance fees that Customer actually paid to CSG for the period that such Product or Deliverable was not usable. Notwithstanding the foregoing, if the returned Product or Deliverable is material to the Products or Services, then Customer may terminate this Agreement with no further obligation or liability including Termination Liability.  In case of breach of warranty related to the Services, CSG shall reperform such defective Services at no charge using commercially reasonable efforts.  Except as expressly provided in Schedule H, Customer acknowledges that this Section 8.2 sets forth Customer’s sole and exclusive remedy, and CSG’s exclusive liability, for any breach of warranty related to the quality of the Products, Deliverables or Services.

8.3Exclusion of Certain Warranties.  EXCEPT FOR THE WARRANTIES, CONDITIONS, REPRESENTATIONS, AND GUARANTEES EXPRESSLY PROVIDED IN THIS AGREEMENT, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, AND GUARANTEES WITH RESPECT TO THE PRODUCTS, DELIVERABLES, ANY THIRD PARTY SOFTWARE, AND THE SERVICES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY CSG, ITS AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED, TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, OR FITNESS FOR PARTICULAR PURPOSE) ARE OVERRIDDEN, EXCLUDED AND DISCLAIMED BY THIS AGREEMENT.

Article 9
LIMITATION OF REMEDIES AND DAMAGES

9.1Protection of Data and Property.  Backup and recovery plans or backup and recovery software is not included with the Products that are located at Customer’s site(s). Any Customer documents, data and files located at Customer’s site(s) are and shall remain Customer’s property; and therefore, Customer is solely responsible for its own backup and recovery plan(s) for its data stored within the Designated Environment or utilized within such Products.

9.2No Consequential Damages/Limitation of Liability.  EXCEPT FOR THE PARTIES’ *************** *********** AND *************** ***********, UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CLAIMS OR THOSE OF ITS CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, SOFTWARE, DELIVERABLES OR SERVICES, RESULTING REPORTS, THEIR ACCURACY OR THEIR INTERPRETATION, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE.  EXCEPT FOR ******* ********, THE PARTIES’ *************** *********** AND *************** *********** AND THE REMEDIES

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DESCRIBED IN ******** *, IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH EITHER PARTY INCURS IN ANY ACTION OR PROCEEDING EXCEED *** (*) ***** THE ******* OF THE ******* ******** **** OR ******* BY ******** **** ***** **** THE **** ****** ****** (**) ******* ****** OF THE AGREEMENT PRECEDING THE CLAIM (EXCLUDING ******** ******* ****, ANY AMOUNTS OR FEES FOR *********** ********* AND ANY AMOUNTS PAID IN RESPECT OF FEES EARNED PRIOR TO SUCH ****** (**) ***** PERIOD), INCLUDING UNDER THE PRIOR AGREEMENT.  THE AFOREMENTIONED EXCLUSIONS AND LIMITATIONS OF DAMAGES SHALL BE INDEPENDENT OF, AND SHALL SURVIVE, ANY FAILURE OF THE ESSENTIAL PURPOSE OF ANY WARRANTY OR LIMITED REMEDY STATED HEREIN, AND SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. DESPITE THE FOREGOING EXCLUSION AND LIMITATION, THIS SECTION WILL NOT APPLY TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY OR TO ANY OBLIGATION TO PAY THE TERMINATION DISCONTINUANCE FEE OR THE ASSIGNMENT DISCONTINUANCE FEE.

Article 10
CONFIDENTIAL INFORMATION

10.1Definition.  Customer and CSG may reveal to each other information relating to each other’s business, their customers, the Products, Deliverables, Services and any Third Party Software provided hereunder that is confidential (“Confidential Information”).  Confidential Information shall include, without limitation, all of Customer’s and CSG’s trade secrets, and all know‑how, design, invention, plan or process and Customer’s data and information relating to Customer’s or CSG’s respective business operations, customers, services, products, research and development, CSG’s vendors’ or licensors’ information and products, and all other information that the receiving Party should know from the markings, the nature of the information or the circumstances of disclosure.  In addition, both Parties acknowledge that it and its personnel may have access to data, records and documents pertaining to such Confidential Information.  This Confidential Information may include, among other things, the personally identifiable information of Customer’s customers (also referred to as “Charter Customer Information”), private easements, licenses, utility agreements, permits, other right-of-way granting documents, specifications, designs, business plans, schematics, drawings, software, data, prototypes, or other business, marketing and/or technical information.

10.2Restrictions.  Each Party shall secure and hold the Confidential Information of the disclosing Party in confidence, exercising a degree of care not less than the care used by the receiving Party to protect its own proprietary or confidential information that it does not wish to disclose (but in no event shall such care be less than that which is commercially reasonable), and specifically, the receiving Party shall maintain and secure any Confidential Information in electronic data format using security measures that meet or exceed the then-current ISO17799 information security controls standard, and not show or otherwise disclose such Confidential Information to any third parties, including, but not limited to, independent contractors and consultants, without the prior written consent of the disclosing Party.  Each Party shall: (i) use the other Party’s Confidential Information solely for purposes of performing its obligations under this Agreement; (ii) advise and secure the agreement of those employees of their obligation to keep the other Party’s Confidential Information confidential in accordance herewith; and (iii) segregate all such Confidential Information from the confidential materials and information of the receiving Party or others to prevent commingling.  Each Party shall indemnify the other for any loss or damage the other Party may sustain as a result of the wrongful use or disclosure by such Party (or any employee, agent, licensee, contractor, assignee or delegate of the other Party) of its Confidential Information. Neither Party will allow the removal or defacement of any confidentiality or proprietary notice placed on any of the other Party’s documentation or products.  The placement of copyright notices on these items will not constitute

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publication or otherwise impair their confidential nature.  Upon written request of the disclosing Party, the receiving Party shall return all Confidential Information received in tangible form, except that each Party’s legal counsel may retain one copy for its files solely to provide a record of such Confidential Information for archival purposes.  Neither Party shall disclose the existence, or terms, of this Agreement without the prior written consent of the other Party, provided that the foregoing will not prohibit any disclosure that is required by law or the rules of any stock exchange or other entity where a Party’s securities are traded.  Under no circumstances shall CSG disclose the Charter Customer Information to any third party (even if under contract to that third party) or to any personnel of the Party responsible for publicity or for end user sales or marketing.  Notwithstanding the above, either Party may disclose the terms of this Agreement to its bona fide agents (including attorneys, and independent auditors) and required governmental agencies, which have a need to know such information for purposes of conducting the receiving Party’s business and who agree to comply with the use and non-disclosure restrictions applicable to the Confidential Information.

10.3Disclosures.  Neither Party shall have any obligation to maintain the confidentiality of any Confidential Information which: (i) is or becomes publicly available by other than unauthorized disclosure by the receiving Party; (ii) is independently developed by the receiving Party; or (iii) is received from a third party who has lawfully obtained such Confidential Information without a confidentiality restriction, except that the occurrence of any of these events shall not relieve a Party from its obligation to maintain the confidentiality of Charter Customer Information.  Confidential Information shall be deemed the property of the disclosing Party during the Term and afterwards in perpetuity, subject only to the disclosures permitted by the immediately previous sentence.  If, in the judgment of counsel, disclosure is required by law (including securities laws), the receiving Party will so inform the disclosing Party, which may pursue any protective treatment from the court of competent jurisdiction.  Provided the receiving Party cooperates with the disclosing Party at the disclosing Party’s expense and the disclosing Party is unable to obtain a protective order, the receiving Party may disclose to such authority data, information or materials involving or pertaining to Confidential Information to the extent required by such order or authority.  If an unauthorized use or disclosure of Confidential Information occurs, the receiving Party shall notify the disclosing Party immediately and the Parties will take all steps that may be available to recover the documentation and/or products and to prevent their subsequent unauthorized use or dissemination.

10.4Limited Access.  Each Party shall limit the use and access of Confidential Information to such Party’s bona fide employees or agents, including independent auditors and required governmental agencies, who have a need to know such information for purposes of conducting the receiving Party’s business and who agree to comply with the use and non-disclosure restrictions applicable to the products and documentation under this Agreement.  If requested, the receiving Party shall cause such individuals to execute appropriate confidentiality agreements in favor of the disclosing Party. Each Party shall notify all employees and agents who have access to Confidential Information or to whom disclosure is made that the Confidential Information is the confidential, proprietary property of the disclosing Party and shall instruct such employees and agents to maintain the Confidential Information in confidence.

10.5Additional Requirements with Respect to Charter Customer Information.

(a)Any collection, maintenance, disclosure or use of the personally identifiable information of Customer’s customers shall be undertaken by CSG (a) to the extent applicable, in accordance with the subscriber information collecting business practices of Customer and in a manner that does not violate or cause Customer to be in violation of Client’s written customer privacy policy (which practices and policies are described more fully at www.charter.com) and, in all cases, (b) in compliance with any applicable laws (domestic or foreign) governing the collection, maintenance, transmission, dissemination, use and destruction thereof, including specifically the

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subscriber privacy provisions of the Cable Communications Policy Act of 1984, as amended (47 U.S.C. § 551), and any and all other applicable laws or regulations, including, but not limited to, the Electronic Communications Privacy Act, 18 U.S.C. § 2701 et seq., Cal. Penal Code § 637.5, any state and/or federal security breach notification laws; and (c) in compliance with the Payment Card Industry Association Security Standards, to the extent the recipient has access to any of Customer’s subscriber’s payment card information.

(b)CSG shall retain all customer information only for so long as is reasonably necessary to complete the purposes for which the Charter Customer Information has been disclosed to CSG or as required by any applicable law, unless otherwise specified by a mutual written agreement of the Parties. Thereafter, CSG shall, at Customer’s election, permanently destroy or return such customer information to Customer with a certification signed by an officer of CSG that all such customer information has been destroyed or returned.

(c)Upon reasonable request from Customer, CSG shall provide access to, and the right to inspect, all records relating to (a) the collection, processing, or transfers of data relating to Charter Customer Information and (b) the information security measures used by CSG to secure Confidential Information, including without limitation, Charter Customer Information. Unless otherwise agreed, any such inspection shall occur only at the business offices of CSG during normal business hours and shall be conducted by a mutually acceptable third-party inspector at Customer’s expense.  CSG further agrees to cooperate in any regulatory investigation or in any internal investigation by Customer (and in responding to any inquiry by any customer of Customer) relating to Charter Customer Information. In the event of any such investigation or inquiry, upon notice to CSG, Customer may suspend any further transfers of customer information for so long as may be necessary to obtain assurances that any additional transfers will not provide the basis for further regulatory action or possible liabilities.

(d)Without limiting or otherwise abrogating CSG’s other Indemnification Obligations stated elsewhere in this Agreement, if an action is brought against Customer arising from the failure of CSG, its agents, employees, contractors or licensees to comply with any of the terms set forth in this Article 10, CSG will defend Customer at CSG’s expense and pay all fines and losses of, and/or damages (including punitive damages) awarded against, and reasonable costs incurred by, Customer in the action.  Customer shall have the right but not the obligation to participate in defending against any such claim.

(e)Where required by law, Customer shall obtain the appropriate consents from its subscribers prior to any collection, use, and disclosure to CSG of Charter Customer Information.  If an action is brought against CSG arising from the failure of Customer, its employees, licensees, or its agents or contractors (other than CSG), to comply with applicable privacy laws, Customer agrees to defend CSG at Customer’s expense and pay all fines and losses of, and/or damages (including punitive damages) awarded against, and reasonable costs, incurred by CSG in the action.

Article 11
DISPUTE RESOLUTION

11.1Mediation.  As a condition to initiating any legal action in connection with a dispute relating to this Agreement, either Party shall submit such dispute to nonbinding mediation for resolution by notifying the other Party in writing of its desire to initiate mediation.  The mediation shall be conducted in ******, ******** if initiated by Customer and in *** *****, ********, if initiated by CSG, and in either case shall be conducted under the auspices of the American Arbitration Association.  The mediator shall be reasonably acceptable to both Parties and selected under the rules and procedures of the American Arbitration Association.  If the Parties fail to

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resolve the dispute in mediation within ****** (**) **** of the conclusion of the Parties’ presentation of the dispute, then either Party may initiate legal action.

11.2Equitable Relief.  Notwithstanding the foregoing, nothing in this Article 11 will prevent either Party from seeking interim injunctive relief against the other Party in the courts having jurisdiction over the other Party.  Further, the Parties also acknowledge that, in the case of breaches of Sections 2.7(a) (CSG Property Ownership), 2.7(b) (Customer Property Ownership), 6.2 (Transition Assistance), and Article 10 (Confidential Information) or CSG’s failure to deliver the Products or Services, money damages may be incalculable and would be an insufficient remedy for any such breach and would cause irreparable harm to the nonbreaching Party.  Accordingly, the Parties agree that in the event of any breach or threatened breach of the foregoing is alleged, in addition to any other remedy at law or in equity the nonbreaching Party may have, the nonbreaching Party shall be entitled, without requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance.

Article 12
GENERAL TERMS AND CONDITIONS

12.1Reporting.  Upon request, but on no more than on an annual basis, within ****** (**) days of the end of the calendar year, Customer shall provide CSG with a report the number of concurrent users of the Products, Services, and Deliverables.  The annual reports shall also set forth the number of workstations/servers/users upon which the Products, Services, and Deliverables are loaded, and the location of the same.  The information delivered pursuant to this Section 12.1 will be the Confidential Information of Customer.

12.2Survival.  Termination of this Agreement shall not impair either Party’s then accrued rights, obligations, liabilities or remedies except as expressly stated in this Agreement.  Notwithstanding any other provisions of this Agreement to the contrary, the terms and conditions of Sections 1.3, 1.4, 2.4(a), 2.6, 2.7, 2.9, 2.10, 3.8, 3.10, 5.1, 5.2, 5.4, 5.6, 6.1, 6.2, 6.3, 6.4, 12.2, 12.5, 12.7, 12.8, 12.9, 12.10, 12.11, 12.13, 12.14, 12.15, 12.16, all of Article 7, Article 8, Article 9, Article 10, Article 11 and shall survive the termination or expiration of this Agreement.

12.3Conversion and Exclusivity.

(a)Each of CSG and Customer will exercise reasonable and diligent efforts to convert all of Customer’s video, data and telephone subscribers that are not currently on CSG’s billing platform (including subscribers that Customer obtains prior to the Conversion Date that are not on CSG’s billing platform) in a manner consistent with the provisions of Schedule G, subject to the following:

(i)The parties will cooperate diligently, reasonably and in good faith to develop a mutually acceptable conversion plan, which plan will include definitive deliverables and a milestone schedule that will enable a Conversion Date ** ***** **** ******* *** **** (or such other date as may be agreed by the parties in such conversion plan).

(ii) CSG hereby ****** ********* ********** **** incurred for the ***** ***** ***** of ********** ********. Customer will pay fees for ********* ********** ******** ***** ***** ***** at the rate of $****** per ****, ** ** ** ********* *** of Customer’s ********* ********** **** of $*******.  Thereafter, *** **** ******** *** ********* ********** ** *** *** *******. CSG hereby represents and warrants that it has estimated in good faith that the ********* ********** **** **** ** ** ***** *****.  CSG

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further covenants to maintain adequate books and records, each of which are subject to review under Section 12.14, regarding its provision of ********* ********** ********.

(b)Following the Conversion Date, CSG shall be Customer’s **** *** ********* ******** for the Products and Services, for Customer’s subscribers of video, HSD, and/or telephony services; provided, however, this obligation shall not restrict Customer’s ability to transfer Connected Subscribers to an unrelated third party as a result of divestiture or sale of the foregoing.  In the event Customer acquires subscribers being processed by CSG pursuant to a separate agreement, such acquired subscribers shall become Connected Subscribers under this Agreement and subject to the *********** *********** set forth in this Section 12.3(b).

(c)Notwithstanding any of the foregoing, Customer’s conversion and *********** obligations under this Section 12.3 will not apply to (i) Customer’s ******** ********, (ii) Customer’s ******** for ****** *****, or (iii) Customer’s ******** **** *** ******* ** ******.

12.4Nature of Relationship.  In performing hereunder, both Parties are acting as independent contractors and neither Party undertakes to perform any obligation of the other, whether regulatory or contractual, or to assume any responsibility for the other’s business or operations.  Customer understands and agrees that CSG may perform similar services for third parties and license same or similar products to third parties.  Nothing in this Agreement shall be deemed to constitute a partnership or joint venture between CSG and Customer.  Neither Party shall hold itself out as having any authority to enter into any contract or create any obligation or liability on behalf of or binding upon the other Party.

12.5Inspection.  CSG’s nationally recognized certified public accountant may, upon at least *** (*) ***** prior notice to Customer, inspect the files, computer processors, equipment and facilities of Customer during business hours to verify Customer’s compliance with this Agreement, provided that no such audit will cover services for more than the preceding *** (*) ****** ****. While conducting such inspection, CSG or its representative will be entitled to copy any item that Customer may possess in violation of this Agreement.  Such certified public accountant will sign an appropriate nondisclosure agreement with Customer and will comply at all times with Customer’s security procedures.  The activities pursuant to this Section 12.5 will at all times not be disruptive to Customer.

12.6Force Majeure.  Neither Party will be liable for any failure or delay in performing an obligation under this Agreement that is due to causes beyond its reasonable control, including, but not limited to, fire, explosion, epidemics, earthquake, lightning, floods, natural disasters, acts of God, governmental actions, war, civil disturbances, and acts of civil or military authorities or the public enemy.

12.7Sale of Assets.

(a)In the event that Customer sells, divests or otherwise transfers all or substantially all of its assets, or Charter becomes subject to a change of Control, prior to the expiration of the then current term to an unrelated third party (a “Successor Entity”), Customer shall use commercially reasonable efforts to assign or transfer this Agreement to the Successor Entity.  In the event that such Successor Entity does not assume this Agreement, regardless of whether by contract or operation of law, either Party may terminate this Agreement and, if such transfer occurs after the Conversion Date and after the Conversion Bonus has been paid in full, Customer agrees to pay to CSG, (as a liquidated damage and not as a penalty) in addition to any other undisputed amounts due under this Agreement, an amount equal to the product of: (i) the then ********** ***** ******** ****** ********** by (ii) the *********** ******* ** *** ******* ********** ********** by (iii) ***** *******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(**%) (the “Assignment Discontinuance Fee”).  For purposes of determining the extent to which the Minimum Commitment is met, Customer will be ******** *** **% of any ******** *********** ********** by the ****** ** ****** between (i) the ***** ********* *********** and (ii) the *********** ****.  If any such transfer occurs prior to the Conversion Date or the date upon which the Conversion Bonus is paid in full, if later, then upon termination by either party under this Section 12.7(a), and in **** ** *** ********** ************** **** ******** will ********* *** for the ********* ** *** ********* ********** ******** provided after the Effective Date at the rate of $****** per **** incurred to the date of termination, **** *** ********** ******* ******** **** prior to termination, and *** ** *** an amount equal to (i) the ******* *** ********** by (ii) the ****** ** ****** ********* through ******** **, **** following the effective date of termination, ********** by (iii) ***** ******* (**%).  Customer agrees that either such amount is a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the business contemplated in this Agreement as a result of events occurring under this Section 12.7.

(b)In the event that CSG sells, divests or otherwise transfers all or substantially all of its assets, or CSG otherwise becomes subject to a change of Control, CSG shall assign or transfer this Agreement to the transferee upon notice to Customer and Customer will consent to such notice in advance; provided, however, if such assignment or transfer will be made to any ******** **** ********* ******* (e.g., **&*, ******* and *****), ******** ******* ******** (e.g., *********, ***, *****, and *******), ******** ****** ******** (e.g., ***********, **** ****** or *******) or ********* ******** (e.g., ******* and ********), or with any of their Affiliates or successors (each a “Charter Competitor”), CSG may not assign or transfer this Agreement without the consent of Customer, which will not be withheld or delayed unreasonably.  If CSG assigns this Agreement to, or becomes subject to the direct or indirect control of, any Charter Competitor, and Customer has a reasonable basis for objecting to such assignment, Customer may terminate this Agreement at any time within the ** ***** period following such assignment or change of control and convert the Connected Subscribers to another provider, with no *********** ********* ** ***.

12.8Headings.  The captions of the articles, sections, and subsections herein are inserted solely for convenience and under no circumstances are they to be treated or construed as part of this instrument.

12.9Notices.  Any notice or approval required or permitted under this Agreement will be in writing and will be sent by telefax, courier or mail, postage prepaid, to the address specified below or to any other address that may be designated by prior written notice.  Any notice or approval delivered by telefax (with answer back) will be deemed to have been received the day it is sent.  Any notice or approval sent by courier will be deemed received one day after its date of posting.  Any notice or approval sent by mail will be deemed to have been received on the *** ******** *** after its date of posting.

If to Customer:	If to CSG:
Charter Communications Holding Company, LLC	CSG Systems, Inc.
12405 Powerscourt Drive	9555 Maroon Circle
Saint Louis, MO 63131	Englewood, CO 80112
Fax: (***) ***-****	Fax: (***) ***-****
Attn: ***** *********** *******,	Attn: ********* with a copy to ******* *******
Charter Communications

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

and a required copy to:

******* *******
12405 Powerscourt Drive
Saint Louis, MO 63131
Fax: (***) ***-****

12.10Publicity.  Except for disclosures required by law, each Party will submit to the other all public disclosure(s), advertising and other publicity matters relating to this Agreement in which the other Party’s name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied, and will not publish or use such advertising or publicity matters without the express prior written approval of the other Party; provided, however, the Parties shall mutually agree to a press release announcing the scope and term of this Agreement (without specific information regarding pricing or payments) which CSG shall issue within ******* (**) **** of the Effective Date.  Regardless of anything to the contrary herein, CSG may, without the prior written consent of Customer, make reference to the existence of this Agreement and use Customer’s name and mark on CSG’s customer reference lists, in CSG’s newsletters and on the websites of CSG or its parent company, provided, that any use of Customer’s name and mark shall consistent with Customer’s issued guidelines which may change from time to time.

12.11Miscellaneous.  This Agreement will be governed by and interpreted in accordance with the laws of ********, U.S.A., to the exclusion of its conflict of laws provisions.  The Parties agree that the United Nations Convention on Contracts for the International Sales of Goods is specifically excluded from application to this Agreement.  If any provision of this Agreement is held to be unenforceable, in whole or in part, such holding will not affect the validity of the other provisions of this Agreement, unless a Party in good faith deems the unenforceable provision to be essential, in which case either Party may terminate this Agreement effective immediately upon notice to the other Party. This Agreement, together with the Schedules, Exhibits and attachments hereto which are hereby incorporated into this Agreement, constitutes the complete and entire statement of all conditions and representations of the agreement between CSG and Customer with respect to its subject matter and supersedes all prior writings or understandings.  Following the Effective Date, the following documents and agreements will not be binding upon Customer unless signed by a person authorized as follows:

Document or Agreement	Authorized Customer Signatory or Approval
Amendment to, modification of, or termination of this Agreement	****** **** ********* *********** *** *********** **********, ****** of ******** **** or above, or their express designee
Waiver of performance under this Agreement, Statement of Work, or Change Order	**** ********* or above, or their express designee
Letter of Authorization or Technical Service Requests	****** ******** of **** ********** or above, or their express designee

12.12Counterparts and Facsimile.  This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same Agreement.  A document signed and transmitted by facsimile machine or by electronic mail is to be treated as an original and shall have the same binding effect as an original signature on an original document.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

12.13Operational Audits.  Customer, or its authorized representatives that are not competitors of CSG with respect to the provision of services similar to the Services, shall have the right, at any time and with reasonable notice, to perform an operational and/or security audit with respect to CSG’s performance hereunder (each such audit, an “Operational Audit”, and collectively, the “Operational Audits”) which are not covered by current standard audits which CSG makes available to Customer (e.g., SAS70 and Visa/PCI audits).  CSG shall grant Customer and its representatives reasonable access to CSG’s and CSG subcontractors’ facilities (subject to any confidentiality obligations of such subcontractor) and all books, records and other documents of CSG and its subcontractors as they relate to this Agreement or as they may be required in order for Customer to verify CSG’s performance hereunder.  CSG shall provide Customer, or its authorized representatives, such information and reasonable assistance as requested in order to perform Operational Audits; provided, however, that the Parties shall endeavor to arrange such assistance in such a way that it does not interfere with CSG’s performance of the Services.  If any Operational Audit reveals a material, uncured breach in CSG’s performance under this Agreement the cost of such Operational Audit shall be borne by CSG.  CSG shall incorporate this Section 12.13 into any agreement into which it enters with any subcontractor, and shall use commercially reasonable efforts to amend any pre-existing agreements with subcontractors to incorporate this paragraph or language substantially similar herewith.

12.14Financial Audits.  Upon Customer’s request, CSG shall allow Customer and/or any independent third party selected by Customer to fully audit CSG’s and/or subcontractors’ and their respective Affiliates’ books and records to the extent necessary to verify any amounts paid or payable hereunder for a period of no more than ***** ***** from the date of invoice (each such audit, a “Financial Audit”, and collectively, the “Financial Audits”).  Subject to CSG’s confidentiality obligations to any third parties, such auditors shall be provided with full access to such information, books and records as may be necessary to confirm the accuracy of CSG’s invoices, legal documents, and other information supporting such invoices, and any pricing adjustment computations.  Notwithstanding the foregoing, neither Customer nor Customer’s auditors shall have or be granted access to CSG’s or its subcontractor’s internal costs, except to the extent such costs are the basis upon which Customer is charged (e.g., reimbursable expenses, out-of-pocket expenses, or pass-through expenses).  All Financial Audits shall be conducted during business hours, with reasonable advance notice, and shall include access to all proprietary and confidential information of CSG, subcontractors and/or their respective Affiliates to the extent necessary to comply with the provisions of this Section.  If any such audit reveals that CSG has overcharged Customer **** ******* (*%) or more for the consolidated invoices during the period to which the audit relates (as determined prior to the commencement of the audit), then CSG promptly shall ****** such *********** to Customer with ******** at *** ******* (**%) per ***** from the **** ** *** ********** to the **** ** *** ****** or ******, and the **** ** **** ********* *****, not to exceed $******, shall be borne by CSG.  In addition, any costs incurred by CSG for such Financial Audit shall be borne by CSG.

12.15Statement on Auditing Standards No. 70.  At Customer’s request, CSG, at its sole cost and expense, shall cause a reputable independent auditor to conduct a SAS 70 audit that results in a report that both describes an organization’s description of controls at a specific point in time and includes detailed testing of those controls over a minimum twelve (12) month period, or any replacement or successor audit standard or process (“SAS 70 Type II Audits”), and to prepare and deliver to Customer full and complete copies of written reports (each, a “Type II Report”) prepared following such audits as follows:  The Type II Report must (a) cover, at a minimum, a ****** (**) ***** period (the “Type II Report Period”), and (b) be provided no less often than once annually, with each such Type II Report due to Customer ****** (**) **** after the last day of the Type II Report Period. CSG shall provide to Customer within a reasonable period of time, not to exceed ** ****, after the end of each such fiscal year for the period between the date of the last report and the end of such fiscal year a letter identifying changes, if any, in the control processes since the date of the last Type II Report delivered to Customer.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

All SAS 70 Type II Audits conducted by CSG pursuant to this Section shall include (w) a review of all of CSG’s internal controls as they relate to data processing and CSG’s customers generally, (x) the relevant information processing objectives and completeness, accuracy, validity and restricted access (“CAVR”) that are addressed by CSG, (y) the processing location responsible for providing the Services, and (z) shall be applicable to the controls placed in operation and tests of operating effectiveness of the Communication Control System, Advanced Convergent Platform and Care Express.

12.16Sarbanes-Oxley Compliance.  CSG acknowledges that:  (a) Customer’s management is now and/or in the future may be required under the SOX Laws to, among other things, assess the effectiveness of its internal controls over financial reporting and state in its annual report whether such internal controls are effective; (b) Customer’s independent auditor is now and/or in the future may be required to evaluate the process used by management to reach the assessment conclusions described in subsection (a) above to determine whether that process provides an appropriate basis for management’s conclusions; and (c) because Customer has outsourced certain functions to CSG as described in this Agreement, the controls provided to customers by CSG (including, without limitation, controls that restrict unauthorized access to systems, data and programs) are relevant to Customer’s evaluation of its internal controls.  Having acknowledged the foregoing, CSG agrees to cooperate with Customer and its independent auditor as necessary to facilitate Customer’s ability to comply with its obligations under the SOX Laws including, without limiting the generality of the foregoing, by complying with the terms hereof.  CSG shall collect, maintain and make available to Customer all applicable records and books of account, including all electronically stored or written information pertaining thereto (for the purposes of this section collectively, “Records”) in accordance with the SOX Laws.

12.17Days. All references to days under this Agreement are to calendar days unless expressly stated otherwise.

12.18Schedules and Attachments.  The following Schedules, and all exhibits and attachments thereto, are attached and incorporated herein, and each reference herein to this “Agreement” shall be construed to include the following:

Schedule A – Definitions

Schedule B – Products

Schedule C - Recurring Services

Schedule D – Statement of Work

Schedule E – Addressable Interfaces

Schedule F – Fees

Schedule G – Implementation/Conversion Services

Schedule H – Service Level Agreement

Schedule I – Export Approved Products and Export Approved Countries

Schedule J – Outstanding Statements of Work and Letters of Authorization

Schedule K – Guidelines for Passer Program Requests

Schedule L – Access Agreement

Schedule M – Source Code Escrow Agreement

Schedule N – Interim Letter Agreement

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AGREEMENT IS NOT EFFECTIVE UNTIL SIGNED ON BEHALF OF BOTH PARTIES

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

CHARTER COMMUNICATIONS HOLDING	CSG SYSTEMS, INC. (“CSG”)
COMPANY, LLC (“CUSTOMER”)

By: Charter Communications, Inc., its Manager

By: /s/ Joseph R. Stackhouse	By: /s/ Robert M. Scott
Name: Joseph R. Stackhouse	Name: Robert M. Scott
Title: SVP	Title: E.V.P.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule A

DEFINITIONS

“Acquiring Entity” shall have the meaning set forth in Section 2.4.

“ACP” means Advanced Convergent Platform.

“Additional Subscribers” shall have the meaning set forth in Section 1 of Exhibit C-2

“Additional Terms” shall have the meaning set forth in Section 1.2.

“Affiliate” means (a) with respect to Customer, Charter Communications, Inc., or any entity that is, directly or indirectly, Controlled by Charter Communications, Inc., or (b) with respect to any other entity at any time, another entity, directly or indirectly, through one or more intermediaries, Controlled by, under common Control with or which Controls, such entity.

“Agents” shall have the meaning set forth in Section 2.1(a).

“Agreement” shall have the meaning set forth in the preamble section of the agreement to which this Schedule A is attached.

“AOI” means application object interface.

“Assignment Discontinuance Fee” shall have the meaning set forth in Section 12.7.

“Basic Services” shall have the meaning set forth in Section 1 of Exhibit C-3(a).

“Basic Services Charge” means the Basic Services Charge (BSC) set forth in Schedule F.

“Bill” means an invoice to a Subscriber, including the electronic or paper-invoice document, mailing envelope, remittance envelope, and inserts.

“Biller Direct Website” means Customer’s website for billing-related services hosted by CSG.

“Billing Cycle” means the subset of Subscribers subject to bill processing within an agreed upon calendar period (e.g., 30 days beginning the 5th day of each calendar month).

“Bulk License” shall have the meaning set forth in Section 2.2(a).

“Bulk License Software” shall have the meaning set forth in Section 2.2(a)

“Care Express Services” shall have the meaning set forth in Section 1 of Exhibit C-4.

“CAVR” shall have the meaning set forth in Section 12.15.

“CCS System” shall have the meaning set forth in Paragraph 1 of Exhibit C-1.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Change Management Procedures” means the agreed process to be followed when changes are required either to this Agreement, the Products, the Services or the System.

“Change Order” shall have the meaning set forth in Section 3.4.

“Charter” shall have the meaning set forth in the preamble section of the Agreement.

“Charter Competitor” shall have the meaning set forth in Section 12.7 (b).

“Charter Customer Information” shall have the meaning set forth in Section 10.1.

“CheckFree” means CheckFree Service Corporation.

“Confidential Information” shall have the meaning set forth in Section 10.1.

“Connected Subscriber” shall have the meaning set forth in Schedule F.

“Consolidator” means a bill aggregator.  Currently the Consolidator Services are provided directly through a specific Consolidator, CheckFree, including whichever interfaces, functionality and consumer service providers as CheckFree, in CheckFree’s sole discretion, decides to utilize.

“Control” (and derivations of the word) means the possession of the power to direct the management or policies of an entity, whether through the ownership of a majority of the voting securities, by contract, or otherwise have legal ability to direct the management or policies of an entity.

“Conversion Bonus” shall have the meaning set forth in Schedule F.

“Conversion Date” means the date upon which the conversion all of Customer’s subscribers for which CSG is not the billing vendor have converted to CSG, as contemplated under Section 12.3(a).

“Converted Connected Subscribers” shall have the meaning set forth in Schedule F.

“CSG” shall have the meaning set forth in the preamble section of the Agreement.

“CSG Components” means the components of the System for which CSG has responsibility or control, as more particularly described in Exhibit H.4 of Schedule H.

“CSG Data Center” means the data processing, operations and network control center and service bureau at CSG's location to be customized, designed, implemented, operated and maintained by CSG in accordance with this Agreement, up to and including the firewall, in order to provide the Services.

“CSG’s Intellectual Property” means trademarks, service marks, other indicia of origin, copyrighted material and art and patents owned or licensed by CSG that may be used in connection with the CSG Services.

“CSG Point of Demarcation” has the meaning set forth in Schedule H, Exhibit H.5.

“Custom Software” means enhancements to the Software requested by Customer.

“Customer” shall have the meaning set forth in the preamble section of the Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Customer Components” means the components of the System for which Customer has responsibility and control, as more particularly described in Exhibit H.4 of Schedule H.

“Customer Data” shall have the meaning set forth in Section 2.7(b).

“Customer’s Intellectual Property” means the trademarks, service marks, other indicia of origin, copyrighted material and art owned or licensed by Customer that CSG may use in connection with the Services.

“Debit Entries” shall have the meaning set forth in Exhibit C-4 (a).

“Deliverables” shall have the meaning set forth in Section 3.8.

“Deposit Materials” shall have the meaning set forth in Section 2.9.

“Designated Environment” shall have the meaning set forth in Section 2.3.

“DFARS” shall have the meaning set forth in Section 2.4.

“Deposits” shall have the meaning set forth in Section 5 of Exhibit C-2.

“Determination Date” means the last day of the month that is 62 months following the Conversion Date, unless extended pursuant to Schedule F.

“Disbursements” shall have the meaning set forth in Section 5 of Exhibit C-2.

“Documentation” shall have the meaning set forth in Section 2.1(a).

“Effective Date” shall have the meaning set forth in preamble section of the Agreement.

“Early Removal” shall have the meaning set forth in Schedule F.

“Enhanced Past Due Notices” shall have the meaning set forth in Section 3(b)(i) of Exhibit C-2.

“Advanced ESP (AESP) Statement” shall have the meaning set forth in Section 3(a)(i) of Exhibit C-2.

“Event Record” means CSG's method of declaring a change to a production system.

“FAR” shall have the meaning set forth in Section 2.4.

“Financial Audit(s)” shall have the meaning set forth in Section 12.14.

“Government” shall have the meaning set forth in Section 2.4.

“HSD” shall have the meaning set forth in Section 2.2(a).

“Implementation/Conversion Services” shall have the meaning set forth in Section 2 of Exhibit C-1.

“Incentive Bonus” shall have the meaning set forth in Schedule F.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Incident” means any event that is not part of the standard operation of a service and that causes, or may cause, an interruption to, or a reduction in, the quality of that service.

“Indemnification Obligations” shall mean the obligations of a Party provided in this Agreement to indemnify, defend or hold harmless the other Party and pay damages awarded against, and fines imposed on, the other Party.

“Initial Term” shall have the meaning set forth in Section 1.2.

“Initial Termination Date” means December 31, 2014; provided that if the Determination Date is a different date as a result of either (a) the Conversion Date occurring in a month other than October 2009, or (b) an extension of the Determination Date under Schedule F, the Initial Termination Date will be revised to be the Determination Date.

“Instructor Day” shall have the meaning set forth in Schedule G.

“Interface Projects” shall have the meaning set forth in Section 3.9.

“Interim Agreement” shall have the meaning set forth in Section 2.4 of the Agreement.

“Interim Determination Date” shall have the meaning set forth in Schedule F.

“IPL” means initial program load.

“Key Personnel” mean those persons employed by CSG who (i) have a key role in the delivery of the Services to Customer, and (ii) have direct contact with Customer.

“LOA” shall mean Letters of Agreement.

“License Software” shall have the meaning set forth in Section 2.2(b).

“Maintenance” means CSG’s updating of software and hardware in order to meet changing requirements, bug fixes, hardware upgrades, etc.

“Management Performance Review Meetings” shall have the meaning set forth in Exhibit H.8 of Schedule H.

“Minimum Commitment” means *********** ********** ****** over the period beginning on the first day of the month immediately following the ********** **** and ****** ** *** ************* ****.

“Minimum Fee” means an amount equal to $********* in **** ***** that there are ********* or ***** ********* ***********.

“Month End Processing” means activities performed by CSG in its computation and delivery of Customer's monthly financial reports and related financial output.

“Monthly Fee” means the total BSC and VSF payable in a billing month.

“MSAG” means Master Street Address Guide.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“National Holidays” shall mean New Years Day, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, day after Thanksgiving Day and Christmas Day.

“Network Participants” shall have the meaning set forth in Exhibit C-4(a).

“Operational Audits” shall have the meaning set forth in Section 12.13.

“Parties” shall have the meaning set forth in the preamble section of the Agreement.

“Party” shall have the meaning set forth in the preamble section of the Agreement.

“PIR” refers to Product Integration Review and shall have the meaning set forth in Schedule F.

“Print and Mail Services” shall have the meaning set forth in Section 1 of Exhibit C-2.

“Prior Agreement” shall have the meaning set forth in the Recitals.

“Problem” means the underlying cause of one or more Incidents.

“Production Environment” means the Environment or Environments maintained by CSG in the CSG Data Center and used by Customer for live support of its business.

“Products” shall have the meaning set forth in the Recitals and as further defined in Section 2.1(a).

“Recitals” shall refer to the recitals made in the preamble section of the Agreement.

“Records” shall have the meaning set forth in Section 12.16.

“Recurring Services” shall have the meaning set forth in the Recitals.

“Reimbursable Expenses” shall have the meaning set forth in Section 5.1.

“Releasees” shall have the meaning set forth in Section 1.4.

“Required Equipment” shall have the meaning set forth in Section 5.7(a).

“Risk Management Services” shall have the meaning set forth in Section 1 of Exhibit C-3(b).

“SAS 70 Type II Audits” shall have the meaning set forth in Section 12.15.

“Seat” shall have the meaning set forth in Schedule G.

“Services” shall have the meaning set forth in the Recitals.

“Service Component” shall mean the components of the system specifically defined in Schedule H (Section H.5 Table E)

“Service Availability” means the times and periods that the Services are available to Customer as set forth in Schedule H.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Service Desk” shall have the meaning set forth in Exhibit H.9 of Schedule H.

“Service Review Meetings” means regular meetings that are held between representatives of CSG and Customer specifically to discuss issues arising from the delivery and performance of the Services.

“Severity” shall have the meaning set forth in Schedule H.

“SLA” or “Service Level Agreement” means the service level agreement in Schedule H.

“Software” shall have the meaning set forth in Section 2.1(a).

“Software Products” shall have the meaning set forth in Section 2.7(a).

“Source Code Agreement” shall have the meaning set forth in Section 2.9.

“SOX Laws” means the Sarbanes-Oxley Act of 2002, applicable rules and regulations issued by the SEC and applicable rules and regulations of the Public Company Accounting Oversight Board including, without limitation, provisions relating to internal controls over financial reporting, as any of the foregoing may have been and/or may be amended from time to time.

“SPA” shall mean system principal agent.

“Standalone Voice Subscriber” shall have the meaning set forth in Schedule F.

“Statement Closing Date” has the meaning set forth in Schedule H, Exhibit H.5.

“Statement of Work” shall have the meaning set forth in Section 3.2.

“Strategic Business Unit” or “SBU” means a dedicated team formed by CSG exclusively for the support of Customer.

“Subscriber Months” are calculated as of any date by *********** the ****** of ********* *********** in **** ***** ********* *** ********** ****, up to and including the applicable date.  For example, and not by way of limitation, if ******** *** ********* ********* *********** ** *** ***** ********* *** ********** **** (***** *) and ********* ********* *********** ** *** **** ********** ***** (***** *), **** ** ** ***** ** ******** *** ******* ********** ********** ******.

“Subscribers” shall mean Customer’s Connected Subscriber accounts for the purposes of Exhibits C‑3(a) and C-3(b).

“Subscriber Statements” shall have the meaning set forth in Section 2 of Exhibit C-2.

“Successor Entity” shall have the meaning set forth in Section 12.7.

“Supplies” shall have the meaning set forth in Section 3(a)(ii) of Exhibit C-2.

“Support Services” shall have the meaning set forth in Section 4.1.

“System Sites” shall have the meaning set forth in Section 5.7(b).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“System Outage” means unavailability or severe degradation of a system resource during a period when the CSG System is scheduled to be available to Customer.

“TCB” means Terminal Control Block(s) and shall have the meaning set forth in Schedule F.

“Technical Services” shall have the meaning set forth in Section 3.2.

“Technical Services Request” shall have the meaning set forth in Schedule 3.9.

“Technical Service Hours Credit” has the meaning set forth in Section 3.2.

“Termination Discontinuance Fee” has the meaning set forth in Section 6.4.

“Termination Liability” shall mean any discontinuance fees of any kind, including without limitation, those listed in Sections 6.4 and 12.7, the fees, rates, amounts, charges, costs, damages, or term similar to any of the foregoing, except that it shall not refer to fees owed by Customer to CSG for Products and Services delivered by CSG to Customer prior to the effective date of termination of this Agreement.

“Test Environment” means the Environment or Environments maintained by CSG in the CSG Data Center and used by Customer for testing Product releases.

“Third Party Licenses” shall have the meaning set forth in Section 2.6.

“Third Party Software” means software (a) necessary for use of the Products and/or Recurring Services, but not embedded in the Products, and (b) listed in the Designated Environments, as the Designated Environments may changed as permitted by this Agreement.

“Transaction” means a bill distributed by CSG to a Consolidator as the direct result of a Subscriber’s enrollment to receive such Subscriber’s bill from Customer through such Consolidator.

“Training Environment” means the Environment or Environments maintained by CSG in the CSG Data Center and used by Customer to train its personnel on use of the Products and Services.

“User” means the Customer’s subscriber (normally, but not limited to, an individual consumer) who receives the electronic billing summary and/or detail billing information.

“User Data File” means business rules and parameters that govern Customer operations within the CCS/ACP applications.

“Updates” shall have the meaning set forth in Section 4.1.

“Vendor” shall have the meaning set forth in Section 4(b) in Exhibit C-3(b).

“Voice Services Fee” or “VSF” shall have the meaning set forth in Schedule F.

“Voice Subscriber” shall have the meaning set forth in Schedule F.

“Warranty Period” shall have the meaning set forth in Section 8.1.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE B

PRODUCTS

Subject to the terms and conditions of the Agreement, Customer licenses the Products in this Schedule B (as further described below and at CSG’s customer extranet site located at https://my.csgsupport.com) from CSG:

Bulk License Software

ACP/Advanced Customer Service Representative® (ACSR®)

Advanced Customer Service Representative® Web Enabled (ACSR® (Web Enabled))

ACSR® module for High Speed Data

ACSR® module for Telephony

CSG Vantage®

Customer Interaction Tracking® (CIT®)

CSG Statement Express™

CSG Screen Express

The Products provided in this Schedule B are not exhaustive and Customer may elect to procure other Products at the rates provided in Schedule F or as mutually agreed to by the parties.  Further the provision of the Products listed herein does not mean that they are included within the BSC.

Product Descriptions

ACP/Advanced Customer Service Representative® (ACSR®). CSG’s Advanced Convergent Platform (ACP) provides an “easy to use” fully functional customer care and billing tool (Windows or Web based), that can be used to perform many customer relationship management functions.  ACSR® is a graphical user interface for CSG’s CCS and ACP service bureau subscriber management systems. ACSR® significantly reduces training time and eliminates the need for CSRs to memorize transactions and codes.  CSRs instead may access reference tools, help screens and subscriber data. ACSR® is designed so that module-based functionality such as CIT can be added as needed and also includes various interfaces to allow third party applications to interact with the domain and embed applications throughout designated windows. A Customer Service Representative (CSR) can create a customer entity, a customer can have multiple accounts at a single location or a location can have multiple customers, initiate an order and job/work order request for multiple lines of business (Video, Voice, Data), enter notes, trouble tickets, and view customer information.

ACP/ACSR also has the ability to analyze customer and order history, setup and perform collection and delinquency treatment tasks, add, swap, perform equipment operations, track and handle complaints, and perform dispatching functions. In addition, (ACP/ACSR) can automatically create a work order/ job or multiple jobs, chain time slots together for job scheduling, offer customer discounting across all of a customers’ accounts and can bill for services immediately or wait for all items on an order to be billed together.

ACSR® Web Enabled. ACSR (Web-Enabled) will permit Customer to utilize the Citrix ICA technology to transfer application software from the desktop to a “server-based” environment.  The ICA technology enhances the functionality of ACSR and ACSR-related desktop call center applications (including ACSR module of High

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Speed Data, ACSR module of Telephony, CIT, Screen Express, and Statement Express) by allowing Customer to utilize these applications via a certified web browser.

ACSR® module for HSD. The ACSR module of HSD allows customers, through the graphical user interface, to access subscriber information on CCS and ACP as it relates to customers’ offering of HSD services.

ACSR® module for Telephony. The ACSR Module for Telephony provides customer management, service ordering and fulfillment and usage processing for telephone and HSD subscribers.  Video, telephony and HSD services may be managed by a single customer management package.  Included in the ACSR Module for Telephony are the Graphic User Interface to support customer management, the Service Delivery System, the Usage Handling System and Application Administration through a new back office application.  The ACSR Module for Telephony also supports development of downstream interfaces to provide external service elements to third party provisioning partners.

CSG Vantage®. Vantage is a database that enables customers to evaluate product and service performance, conduct customer analysis and lifetime values, and transform raw data into real-time reports and graphs. CSG’s Vantage is a highly flexible decision support product that allows customers to generate customized reports based on their business needs. The product is often used for commission reporting, operational analysis and management, royalty reporting, campaign analysis, troubleshooting, and a variety of other applications designed to provide insight to market and customer behavior. In addition, Vantage features interactive applications that allow clients to target their customers (down to the individual subscriber level) through statement messaging and mass adjustment applications).

Customer Interaction Tracking® (CIT®).  CIT® is an add-on module offered with ACSR® that provides enhanced methods for tracking the interaction with the customer base. The interaction may be manually initiated by a CSR or they may be automatically generated by the Customer Care and Billing System (e.g., Past Due letter sent, Statement generated, Non-Pay Disconnect generated, etc.). CSR’s use CIT to enter notes, log information, and schedule follow-up actions. Together, these components enable clients to maintain a complete history of interactions and account activities with their customers, both internally and externally.  It provides note taking functionality as well as an interaction history feature that allows specific actions to be recorded in a transaction history log. CIT® also allows for the scheduling of customer call backs and assignment capabilities.  These call backs can be reviewed by management as well as moved between CSR’s.

CSG Statement Express™.  CSG Statement Express™ electronically stores, retrieves and prints an ESP® statement exactly as it appears to subscribers, including customized statement messages and advertisements. CSG Statement Express™ works in either a stand-alone capacity or integrated with ACSR®.  CSG Statement Express enables CSRs to view a customer’s bill exactly as the customer sees it. The system can be queried by account number and by cycle date to view the exact statement image, which can also be printed or reprinted on a local printer. Used in a stand-alone environment or integrated with CSG's enhanced billing applications, such as ACSR, CSG Statement Express offers CSRs the ability to be on the same page as your customers. By viewing the same bill that your customers receive, CSRs can more effectively answer their questions and provide meaningful explanations about their bill.

CSG Statement Express has incorporated an open API (application program interface) version so you can view statement images in PDF or HTML formats. Through the API, you have access to your statement image allowing you to integrate it into your self-care application or billing system.  CSG’s ACSR application also accesses the statement image via the API.

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CSG Screen Express®.  Integrated with CSG ACSR® and the call center’s ACD telephony switch, CSG Screen Express® provides incoming call/ACSR® screen synchronization at the CSR workstation. Linking with a resident Automatic Call Distributor (ACD), the CTI server simultaneously routes the call to the CSR’s phone while bringing up the caller’s account information on the CSR’s desktop. In addition, CSG Screen Express® provides basic software-based operations of the CSR’s physical telephone through a direct soft phone feature that is integrated with the local / national phone switch.

CSG Workforce Management.  CSG Workforce Management is a client-server application for routing and dispatching activities that receives and updates work orders from Customer’s billing systems and assigns work orders to technicians based on each technician’s skills, location and availability.

CSG TechNet. CSG TechNet integrates with CSG Workforce Management to allow field technicians to receive and manage work orders on a wireless device without dispatcher assistance.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit B-1

Additional Product Information

A. ACPx.  ACPx, CSG’s current product platform, will provide customers with expanded tools and capabilities (order workflow, product configurator, offer management, provisioning, trouble ticketing, and advanced Web services) to better support flexible packaging and pricing of voice, video, data, and content service bundles.  Additionally, it will allow customers to more quickly and accurately bring new services (wireless, business services, advanced services, content) to market profitably.  ACPx will continue to be offered via a hosted solution to our customers and leverage the ACP billing engine, as well as integrate with key CSG ancillary products like Care Express and Workforce Express.

B.  Care Express Self-Care with Offers.  The integration of CSG’s Care Express suite with PC and OFM allows customers to define all product offers in a single location and be distributed to each channel application supported.  Care Express Self-Care now supports this integration and allows clients to own the definition and change management process around offers that are displayed through the Self Care application suite.

C. CSG IBR.  CSG Intelligent Business Reporting (“IBR”) provides customers with a self-service, interactive, web enabled reporting platform designed to provide CSG's customers' business users ("Business Users") direct access to CSG's reporting store(s).  CSG Vantage will be the primary reporting store.  The CSG IBR product allows Business Users to interact with pre-defined reporting templates within reporting packages created, hosted, and delivered by CSG.  The reporting packages and templates within packages are designed to meet specific business reporting functions.

D.  CSG Vantage® Plus. CSG Vantage Plus is a reporting tool containing a browser-based reporting module that allows customers to view and download online CCS and ACP system generated reports from one application.  CCS and ACP reports may be accessed in HTML, PDF, and CSV formats.  The advanced application provides secured web access to reports, and can be deployed at the enterprise or local levels. The application delivers centralized viewing and downloading all from one application, thus reducing paper, printing, third party software, and staffing costs.

E.  Application Integration Toolkit (AIT). AIT is an interface layer that allows third party applications to be included in the ACSR menu bar and opened within an internal / external web browser while sharing information from ACSR to help reduce keystrokes and mistyping by the call center agents.  This is a configuration based interface that does not require programmatic changes by application developers.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule C

RECURRING SERVICES

Subject to the terms and conditions of the Agreement, including but not limited to the applicable Exhibit, if any (as identified below), CSG shall perform the Services in this Schedule C (as further described below and at CSG’s customer extranet site located at https://my.csgsupport.com) for Customer:

Communications Control System for video, high speed data and telephony (CCS®) and ACP	Exhibit C-1
Additional Services Information	Exhibit C-X
Print and Mail Services	Exhibit C-2
Financial Services	Exhibit C-3
Electronic Payment Services (Paybill Advantage®)	Exhibits C-3(a)
Risk Management Services (*******)	Exhibits C-3(b)
Card Payment Gateway Service	Exhibit C-3 (c)
Credit Card Processing	Exhibit C-3 (d)
CSG Care Express® – Service Bureau	Exhibit C-4
Care Express® Services	Exhibit C-4(a)
CSG Systems, Inc. Business Continuity/Disaster Recovery Plan	Exhibit C-5
CSG Voice Services	Exhibit C-6
CSG Internal Process for Voice House Population and MSAG Loads	Exhibit C-6(a)

The Services provided in this Schedule C are not exhaustive and Customer may elect to procure other Services at the rates provided in Schedule F or as mutually agreed to by the parties. Further the provision of the Services listed herein does not mean that they are included within the BSC.

Recurring Services Description

Communications Control System for video, high speed data and telephony (CCS) and Advanced Convergent Platform (ACP).  CCS and ACP are outsourced, transaction-driven customer care and billing systems that operate high-volume capacity for the video, HSD and telephony industries. CCS and ACP operate with the ACSR front-end graphical user interface (GUI).  CCS and ACP are capable of automatically performing specific functions including collections, write-offs, past-due notices, rate increases, and discounts.  . CSG’s ACP provides an “easy to use”, fully functional customer care and billing tool (Windows or Web based), that can be used to perform many customer relationship management functions.  A Customer Service Representative (CSR) can create a customer entity, a customer can have multiple accounts at a single location or a location can have multiple customers, initiate an order and job/work order request for multiple lines of business (Video, Voice, Data), enter notes, trouble tickets, and view customer information.

ACP also has the ability to analyze customer and order history, setup and perform collection and delinquency treatment tasks, add, swap, perform equipment operations, track and handle complaints, and perform dispatching functions. In addition, (ACP/ACSR) can automatically create a work order/ job or multiple jobs, chain time slots together for job scheduling, offer customer discounting across all of a customers’ accounts and can bill for services immediately or wait for all items on an order to be billed together.

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Order Workflow.  Order Workflow is an ACSR component that allows a CSR to launch into a set of custom workflow screens specific to the call type being handled.  The component delivers a comprehensive view into relevant information including house, account data, notes and interactions tied to a customer’s record.

ACPx.  ACPx, a new product under development at CSG, represents a suite of outsourced, transaction-driven customer-care, billing, and provisioning software programs which provide customer management and convergent information services management to companies in the communications industry.  Namely, enrollment and order processing of new subscriptions, ordering and provisioning on-demand and/or toll service (pay-per-view, video on demand, telephone usage, gaming, etc.) events, scheduling on-site installations and repairs, and providing information regarding customer services and billing.  ACPx will provide customers with expanded tools and capabilities (order workflow, product configurator, offer management, provisioning, trouble ticketing and advanced Web services) to better support flexible packaging and pricing of voice, video, data, and content service bundles.  Additionally, it will allow customers to more quickly and accurately bring new services (wireless, business services, advanced services, content) to market profitably.  Finally, ACPx will continue to be offered via a hosted solution to our customers and leverage the ACP billing engine, as well as integrate with key CSG ancillary products like Care Express and Workforce Express

Print and Mail Services/Advanced Enhanced Statement Presentation (Advanced ESP or AESP).  The Print and Mail Services provide Customer with the opportunity to receive billing services including statement printing and insertion, target marketing communication products, both print and electronic statements, computer letters, past due notices, refund checks, postal verification services, and quality control. Advanced ESP is a software product that intercepts Customer billing data, integrates it with other data and graphics, and then formats the information into a dynamic and customized statement.  Advanced ESP provides Customer the flexibility to create customized statements and customer-specific statements. For example, Customer can create customized statements by dynamically printing Customer company logo and graphics on customer’s statements. Customer can create customer-specific statements by adding messages, advertising pages, or advertising inserts to statements. Advanced ESP offers marketing tools that let Customer communicate effectively with customers to build brand loyalty or to market specific services. Advanced ESP’s flexible approach allows Customer to make statement changes in weeks instead of months.  CSG’s AESP also provides selective remit insert options for Business Reply Envelopes in conjunction with customer statements to help reduce envelope costs for select customers. AESP offers Spanish language statements through a text replacement process and use of special characters to help you communicate more effectively with your Spanish-speaking subscribers. AESP uses a weight management program to prioritize and manage inserts more precisely; “fill-to-the-ounce” concept is used to keep mail pieces from exceeding U.S. Postal Service weight restrictions.

Electronic Payment Services (Paybill Advantage).  Paybill Advantage provides Customer’s subscribers with a more convenient way to pay their monthly bill through automatic withdrawal from their checking account.  CSG interfaces with a designated Automated Clearing House (ACH) processor (Mellon Bank) to enable customers to pay their bills electronically. (One-time and recurring)  Payments are initiated through CCS/ACSR and daily EFT transactions are placed on the ACH network for each financial institution to send and receive payments.  CSG also offers a complete EFT reporting package including all pre-note and debits that CSG sends to the ACH processor, as well as rejected transactions and notification of changes that CSG receives from the processor.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Auto Check Refund Processing. Auto-Check Refund Processing Services process refunds, issue and track checks, and locate and communicate with the Customer. These Services allows the CSR to concentrate on other service-related tasks.  As of the Effective Date of the Restated Master Agreement, Auto Check Refund Processing is provided under a separate Agreement between Customer and CSG (document #5416) dated January 17, 2001 and as amended.

Credit Verification Services (******** Interface).  The basic ******** Credit Verification Services allow Customer to determine whether a potential subscriber qualifies for Customer’s services based on each subscriber’s credit history.  Customer may purchase enhanced ******** Credit Verification Services enabling the Customer to receive a potential subscriber’s credit score.

Risk Management (*******). Risk Management is an integrated application that allows the call center application, ACSR, to interface directly with *******.  In doing so, CSR personnel have a better method to assess the credit worthiness of a particular customer and take actions during the order process based on the credit bureaus response.

Recurring Credit Card Authorization.  Credit card authorization (recurring) provides Customer’s subscribers with a more convenient way to pay their monthly bill through recurring credit payment. CSG offers recurring credit card processing services that enable real time credit authorizations for pre-payments, deposits, and recurring monthly payments.  CSG has established interfaces with Chase Merchant Services, Payment Tech, and First National Bank.  CSG’s credit card interfaces accept American Express, Discover, Visa, and MasterCard transactions.  Payments are fully integrated into CCS and ACSR.  CSG offers complete reporting packages to include card payments that are posted, declined, and are resubmitted

One-Time Credit Card Authorization.  Credit card authorization (1 time) utilizes a one-time credit card transaction to automatically collect payments for monthly services and special circumstances. CSG offers one time credit card processing services that enable real time credit authorizations for pre-payments, deposits, and recurring monthly payments.  CSG has established interfaces with Chase Merchant Services, Payment Tech, and First National Bank.  CSG’s credit card interfaces accept American Express, Discover, Visa, and MasterCard transactions.  Payments are fully integrated into CCS and ACSR.  CSG offers complete reporting packages to include card payments that are posted, declined, and are resubmitted

Cash Register Receipts.  Cash Register Receipts provide the processing of front counter receipts for payment and equipment.  Cash register receipt processing requires specific approved and certified equipment and forms.

Care Express Service Bureau.  Care Express is an Internet product designed to support Broadband service providers in the area of online customer self-service activities. Specific modules within Care Express facilitate Electronic Bill Payment and Presentment and/or Self-Care activities including account management and new subscriber acquisition.  CSG’s Care Express includes four robust modules: Online Bill Payment (EBPP), Online Account Ordering (Self Care), Payment Consolidation and payment Kiosk. Together, they create a powerful online account management platform, which enables customers to view, manage and pay their bills over the Internet for greater convenience. In addition, customers are able to order and maintain services over the Web through a direct interface to CSG’s customer care and billing system.  CSG’s Care Express screens would be customized to be consistent with a customer’s Web Portal Brand.  When consumers come onto a Home page they will be redirected via links (i.e. Account Login) to Care Express pages to perform functions such as Account Maintenance, Bill Review, Order Activation, Change in Subscription, etc.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Also, Consolidator facilitates the distribution of subscriber statement information such that a subscriber can pay and view their bills online at over 1700 different Consumer Service Providers (CSP). Examples include: Bank websites, Internet portals, Yahoo, msn, America Online, Schwab BillPay, etc.

Module A - Care Express Electronic Bill Payment and Presentment.  This module facilitates presentment of a subscriber’s current bill and past statements in an electronic format via the service providers website. Care Express also enables payment of the current bill with EFT/ACH, credit card or PIN-less debit cards.  In addition, Care Express EBPP allows subscribers to manage account preferences online and suppress hardcopy statements.

Module B - Care Express Self Ordering/Account Management/Customer Acquisition.  This module facilitates customer self-service activities including online ordering and provisioning of services for new subscribers through direct integration with the ACP platform, further reducing the need for call center agent intervention.  Care Express also allows current subscribers to upgrade their services and manage their account information through an Internet interface.

Module C - Consolidator Services. Consolidator Services facilitate the distribution of Subscriber statement information (e.g. bill), in an electronic summary record and electronic .pdf format, to multiple bill aggregation points (e.g. bank website, Internet portal or other personal financial website) as requested by the Subscriber.

Module E – Kiosk is a pre-integrated asset to CSG EBPP and Self Care modules that allow the extension of payment and ordering functions to free standing kiosks.  Used in payment centers and retail locations, Kiosks can be an effective form of brand communication and call center efficiencies when interacting with customers.

Usage Processing.  Usage Processing is a scalable, configurable system that allows the provider to parse multi-service network element event records from a customer provided file format into billable records, apply the appropriate rating and discounting methods, guide them to a subscribers account for billing at the appropriate time, and prepare them for the invoice display to be rendered into the bill in the prescribed format.  The Usage Processing system will provide reports for audit, exceptions, and revenue. The Usage Processing system utilizes a configuration system that allows easy definition of plans and discounts.

CSG SmartLink BOS is an XML interface that enables Customer to integrate its applications to the CSG’s customer care and billing system (the “CSG System”).  The interface utilizes business logic technology to route transactions, make business decisions based on input and response data, and helps to expedite requests and responses.  Message based XML is used for communicating upstream from Customer’s application to the CSG System.  The data communications method for the CSG SmartLink™ BOS interface is TCP/IP. Customer can use either CSG’s External Integration Protocol (EIP) or HTTP to organize request and reply records on the TCP/IP data stream. CSG provides Customer with the CSG Smartlink™ BOS Interface Developers Guide and the XML schemas for the business functions supported by the interface.  XML requests sent by Customer must use the schemas as supplied by CSG and validate successfully against those schemas.  Additional information included in Exhibit C-X.

CSG Voice Services. Includes the infrastructure required to support a voice service offering and the required interactions with the core billing engine, CCS/ACP to manage the customers account, process orders, manage the financials and produce a consolidated bill.  A graphical user interface is provided as an extension of ACSR and is used for managing customer care functions and processes.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG Internal Process for MSAG Loads. Includes the ability to accept a Customer provided guide file and load that into the CSG MSAG validation module. The validation module then compares each voice house against the guide file to validate the address is support for E911 services.

CSG Internal Process for Voice House Population.  Includes the ability to load CCS house information to the voice data base and then parse that information into specific address components. The parsed address is used to support MSAG validation and for provisioning activities.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-1

Communications Control System (CCS®) & Advanced Convergent Platform (ACP)

1.CCS® Services.  Included within the Products purchased by Customer in accordance with Sections 2.2(a) or 3.1, are the data processing services, applications and other video, HSD and telephony services (“CCS® Services”) as is consistent with Section I.A of Schedule F.  The CCS Services will provide Customer with an on-line terminal facility (not the terminals themselves), service bureau access to CCS or ACP processing software, adequate computer time and other mechanical data processing services as more specifically described in the Documentation.  Customer’s personnel shall enter all payments and non-monetary changes on terminal(s) located at Customer’s offices, or provide CSG payment information on magnetic tape or electronic record in CSG’s format.  CSG and Customer acknowledge and agree that the Documentation describing the CCS Services is subject to ongoing review and modification.

2.Implementation/Conversion Services and Fees.  CSG shall provide installation, implementation and conversion services as described on Schedule G in connection with Customer’s conversion of each Connected Subscriber (the “Implementation/Conversion Services”). For Connected Subscribers added to this Agreement subsequent to the Effective Date of this Agreement, each Party shall pay the other Party the applicable fees set forth in Schedule F for the Implementation/Conversion, if any.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-X

Additional Services Information

A.ACP/ACSR®

Enhanced Account Ledger (EAL). The functionality was designed to provide clients an online view of the statement and ledger that was more representative to what the end user saw on their statements.  In addition, the new consolidated view also makes it easier for CSR’s to access information in one central location, which helps to minimize talk-time.

Account Hierarchies – Account Hierarchies provides Customers with a basic hierarchical infrastructure where accounts can be linked together in a hierarchical manner to support multiple lines of business, as well as Business-to-Business accounts.  Multiple groups will be created that connect subservient accounts across the entire business organization

B.ACPx

ACSR® with Offer Management (OFM).  ACSR with Offer Management supports the implementation of the offer constructs that have been defined within Product Configurator.  With OFM, the call center agents have a new user interface that provides them with specific offer metadata defined by marketers that allow them to sell products in a unique fashion

Product Configurator (PC). Product Configurator is defined as a centralized application supporting the definition of attributes required to operate and customize products that are sold and delivered within a CSG Customer’s business. PC provides a common point of configuration for products and offers.

C.Application Object Interface (AOI).  Application Object Interface enables CSG clients to programmatically develop customized external applications to access and retrieve information directly from CSG’s Advanced Customer Service Representative (ACSR) program.  With AOI, you can request specific customer-related information from ACSR, open predefined windows in ACSR, and request certain status updates from ACSR.  These external client applications can exist on the same desktop as ACSR or run on a remote server selectively communicating with all the client workstations.

D.ACSR Leads Tracking.  CSG's ACSR Leads Tracking enables you to effectively track each interaction between the customers and your company—whether in the call center, in the sales force, or any other department your customer may need to interact. Information about each interaction is collected in a single area of the customer’s account record providing you the information you need to identify serviceable and non-serviceable accounts, gain a better understanding of which efforts are most effectively working for your company, and eliminating the risk of losing potential customers and opportunities.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-2

Print and Mail Services

1.Services.  For the fees set forth in Schedule F, CSG will provide to Customer, and Customer will purchase from CSG, Customer’s requirements for the printing and mailing of monthly statements to Customer’s Connected Subscribers (the “Print and Mail Services”).  In addition, CSG will provide to Customer all of Customer’s requirements for the printing and mailing of monthly statements to Customer’s subscribers who are not Connected Subscribers (“Additional Subscribers”) pursuant to Attachment A.

2.Postage.  CSG shall purchase the postage required to mail statements to Customer’s subscribers (“Subscriber Statements”), notification letters generated by CSG, past due notices and other materials mailed by CSG on behalf of Customer. Customer shall pay CSG for all postage expenses incurred in the performance of the Print and Mail Services in accordance with Schedule F.

3.Enhanced Print and Mail Services.

(a)       Enhanced Statement Presentation.

(i)    Development and Production of ESP Statement.  CSG has developed a customized billing statement (the “AESP Statement”) for Customer’s subscribers utilizing CSG’s AESP services.  Customer may request and CSG may provide changes to the AESP Statements pursuant to a separately executed and mutually agreed upon Statement of Work.  Customer may revoke CSG’s rights to use Customer Intellectual Property any time upon written notice to CSG.

(ii)   Supplies.  CSG will suggest and Customer will select the type and quality of the paper stock, carrier envelopes and remittance envelopes for the AESP Statements (the “Supplies”).  CSG shall purchase Customer’s requirements of Supplies necessary for production and mailing of the AESP Statements.  CSG shall charge Customer the rates set forth in Schedule F for purchase of Supplies.

(b)       Enhanced Past Due Notices.

(i)    Development and Production of Enhanced Past Due Notices. CSG has developed a customized enhanced past due notice (the “Enhanced Past Due Notice”) for Customer’s subscribers.  Customer may elect to use CSG’s generic Enhanced Past Due Notice format or have CSG develop custom Enhanced Past Due Notices for Customer.  If Customer elects to have CSG develop custom Enhanced Past Due Notices, CSG will perform the design, development and programming services related to design and use of the Enhanced Past Due Notices  and create the Enhanced Past Due Notices  pursuant to a separately executed and mutually agreed upon Statement of Work.  If Customer elects to have CSG develop custom Enhanced Past Due Notices, CSG will develop one custom format; multiple custom formats shall not be used.

(ii)   Supplies. CSG shall purchase Customer’s requirements of Enhanced Past Due Notices supplies necessary for production and mailing of the Enhanced Past Due Notices.  Customer shall pay CSG the rates set forth in Schedule F for the purchase of such supplies.  Unless Customer requests to use custom paper stock, CSG shall supply the type and quality of the paper stock for generic Enhanced Past Due Notices.  Customer may elect to use custom paper

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stock for generic and custom Enhanced Past Dues.  Enhanced Past Due Notices will be mailed in generic envelopes.

4.Per Cycle Minimum.  Customer must have a ******* of **** ******* ****** per *****, but no more than ****** ***** ******* ****** per *****.

5.Deposit.  As of the Effective Date of this Agreement, CSG holds a security deposit equal to the estimated amount of disbursements for *** (*) ***** as reasonably determined by CSG based upon the projected volume of applicable services to be performed ******* by CSG (the “Deposit”) for the payment of the expenses described in Sections 2 and 3 of this Exhibit C-2 (the “Disbursements”).  If Customer incurs Disbursements greater than the Deposit for any *****, Customer shall, within ***** (**) ******** **** of receipt of a request from CSG to increase the Deposit, pay CSG the additional amount to be added to the Deposit.  CSG will return to Customer a portion of the Deposit if the Disbursements incurred by Customer on a ******* basis are less than the Deposit for ***** (*) *********** ******.  In addition to the foregoing, CSG shall have the right to apply the Deposit to the payment of any invoice from CSG which remains unpaid following the termination or expiration of this Agreement.  Any portion of the Deposit that remains after the payment of all amounts due to CSG following the termination or expiration of this Agreement will be returned to Customer.  Customer shall not be entitled to receive interest on the Deposit while it is maintained by CSG.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-2

Attachment A

This ADDITIONAL SUBSCRIBER PRINT AND MAIL AGREEMENT (the “Print and Mail Agreement”) is entered into as of the 9th day of February, 2009, (“Effective Date”) between CSG Systems, Inc.®, a Delaware corporation with offices at 9555 Maroon Circle, Englewood, Colorado 80112 (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company with offices at 12405 Powerscourt Drive, St. Louis, Missouri 63131 (“Charter”), on behalf of itself and its Affiliates (collectively, the “Customer”).  Customer and CSG shall be referred herein individually as the “Party” and collectively as the “Parties.”

WHEREAS, CSG and Customer are parties to that certain Amended and Restated CSG Master Subscriber Management System Agreement entered into as of the 9th day of February, 2009 (the “Master Agreement”), pursuant to which CSG provides Customer’s requirements for Print and Mail Services as  such requirements relate to Customer’s Connected Subscribers; and

WHEREAS, Customer desires to purchase, and CSG will provide Print and Mail Services as it relates to Customer’s subscribers that are not Connected Subscribers and are processing on a non-CSG customer care and billing platform (“Additional Subscribers”).

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, CSG and Customer agree:

1.Definitions.  Any capitalized terms not defined herein shall have the meaning set forth in the Master Agreement.

2.Master Agreement.  The terms and conditions of the Master Agreement shall apply to the Print and Mail Services provided to Customer pursuant to this Print and Mail Agreement.  If there is a conflict between the terms of the Master Agreement and this Print and Mail Agreement, the terms of this Print and Mail Agreement shall control solely with respect to the Print and Mail Services provided for Customer’s Additional Subscribers.

3.Fees.  Notwithstanding anything set forth in Schedule F of the Master Agreement, CSG shall provide Customer the Print and Mail Services for its Additional Subscribers for the fees set forth in Attachment A-1.

4.Term.  Unless earlier terminated pursuant to Section 6.1 of the Master Agreement, this Print and Mail Agreement shall continue until January 22, 2010 (the “Initial Term”), and shall automatically be extended for additional ******** terms (the “Additional Terms”) unless either party gives the other party not fewer than ****** (**) **** prior written notice of such party’s intent not to extend.  In the event the Master Agreement terminates with respect to Connected Subscribers, the terms and conditions of the Master Agreement, including this Print and Mail Agreement shall survive solely with respect to the printing and mailing of monthly statements to Customers’ Additional Subscribers described herein.

5.Communication Lines.  CSG shall provide, at Customer’s expense, a data communications line from the CSG data processing center to Customer’s data processing center.  Customer shall pay all fees and charges incurred by CSG in connection with the installation and use of and peripheral equipment related to the data communications line in accordance with the fees described below.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

6.Technical Services.  Any consultancy services provided by CSG during the term of this Print and Mail Agreement shall be provided as Technical Services.  CSG agrees to perform any Technical Services in a timely and professional manner. The fees to be paid by Customer in connection with any Technical Services shall be set forth in the applicable Statement of Work.  Upon commencement of Print and Mail Services for each new set of Customer’s Additional Subscribers, CSG shall provide, on an ****** ***** beginning with the first full month following commencement of services, **** ******* (***) ***** of Technical Services to Customer ** ** ******.  Such Technical Services must be used within each ************ period, and will not carry over into future ************ periods.

7.Per Cycle Minimum. Customer agrees to use commercially reasonable efforts to spread Additional  Subscriber statement volume over multiple cycles such that once Customer has successfully completed the conversion of all of Customer’s Additional Subscribers to CSG’s Print and Mail Services, Customer’s Additional Subscriber statement volume is spread over a ******* ** ******* (**) ****** *** *****.

8. Data Transmission.  Customer shall electronically transmit all data to CSG in a format approved by CSG.  Customer shall procure, at its expense, all software and equipment necessary for the transmission of data to CSG, and Customer shall be responsible for retransmission of data if any errors occur during transmission.

9.License.  Pursuant to the terms and conditions of Section 2.2(b) of the Master Agreement, during the term of this Print and Mail Agreement, Customer has a license to use the Products identified in Attachment A-2 on the number of workstations set forth in Attachment A-2.

10.Exclusivity.

(a)

During the Initial Term, CSG shall be Customer’s sole and exclusive provider of Print and Mail Products and Services for Customer’s Additional Subscribers.  If, during the Initial Term of this Print and Mail Agreement, Customer purchases, is assigned or otherwise acquires entities which are utilizing print and mail products and services of a third party vendor for statement production, Customer shall begin using CSG’s Print and Mail services for such subscribers as soon as commercially reasonable after the termination or expiration of the agreement with such third party vendor.

(b)

In consideration of the terms set forth in subparagraph (a) above, CSG agrees that on every other anniversary of the Effective Date, Customer may request that CSG and Customer use reasonable efforts to re-negotiate, in good faith, the fees set forth in Schedule F provided: (i) Customer, in good faith, provides CSG with pricing from at least *** (*) ***** ***** *** **** ******** showing a *** ******* (*%) ******* compared to the pricing under this Print and Mail Agreement (limited to ***** **** *** ********** **** **********, *****, and ******** ********* ****); (ii) such **** *** ***** ** ******* ******** ***** *** ********** (** ***** *** ********** **** ********* ** ********), including, but not limited to, ***** *** ********** ********* *** ******** and ********, ****** ** **********, **** ** ********* and ******* ********** ******* for ******** and ********; and (iii) such ****, when presented to CSG, will be *********** ** * ***** ***** *******’* ****** ********* that the ******* *** *********** ***** ****** **** *** ************ *** ***** in (*) and (**) above.  The ***** ***** ******* **** ** ******** ** ********, subject to CSG’s consent, not to be withheld or delayed unreasonably, and the ********** **** ***** ** **** **% by **** ** *** *** ********.  In ******* **** pursuant to this Section, Customer *** ***

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

reveal to ***** ***** ***** *** **** ********* *** ******* ** *** ***** *** ********** *** ***** ** this Print and Mail Agreement.  Upon ******** ********** *** **** * ***** *** ******** ** this Section, CSG will within ****** (**) **** provide ******** **** *** ******* ***** ******** ** *** ***** ***** ***** *** **** ******** ** ********** **** *** ************ in (*)-(***) above.  If CSG does not ******* ******** **** **** ******* ***** ******** ** **** *******, ******** *** ********* *** ***** *** **** ******** ******** ** **** ***** *** **** ********* without ******* upon ** **** ***** ******* ****** ** ***.

(c)

In addition, on or about every ******** (**) ******, commencing on the date ******** ****** following the Effective Date, Customer and CSG agree that the parties shall meet at a mutually agreed upon location to review CSG’s internal roadmap for the Print and Mail Products and Services and to discuss additional features, functionalities and/or services from CSG that Customer may request.  If during the discussion, Customer requests a new feature, functionality, or service from CSG that constitutes a standard feature and functionality material to the statement for video, high speed data and telephony not then available through the Print and Mail Products and Services, Customer may request in writing that CSG include such feature, functionality, or service in the Print and Mail Products and Services.  As soon as commercially practicable, but under all circumstances within ****** (**) **** of receipt of Customer’s reasonably detailed request, CSG will respond in writing with a proposal specifying in reasonable detail the estimated deliverable timetable(s) for such requested features and/or enhancements.  If such proposal is acceptable to Customer, then the parties may enter into a Statement of Work under mutually agreed upon terms (including additional costs, if such development work is done exclusively for Customer and is not part of CSG’s standard Print and Mail Products and Services offered to its other customers) relating to such feature or enhancement.

(d)

If the parties cannot mutually agree upon a Statement of Work for new features, functionality, or services in accordance with the procedures set forth above within *** (**) **** of the date Customer responds to CSG’s proposal, Customer’s request will be escalated within each organization to reach a final resolution.  Such meeting shall establish a negotiation schedule of not less than ****** (**) **** for the resolution any issues with regard to the Statement of Work for the Customer-requested feature, functionality, or service.  If the parties cannot resolve such dispute pursuant to the foregoing sentence using their good faith and reasonable efforts, Customer may terminate the Print and Mail Services pursuant to this Print and Mail Agreement without penalty or being subject to damages in any way related to such termination provided Customer gives CSG ****** (**) **** prior written notice.

11.Services and Performance Standards.  CSG shall provide the Print and Mail Services in accordance with the terms set forth in Schedule A-3 attached hereto.

12.Entire Agreement.  This Print and Mail Agreement and attachments hereto constitute the entire understanding between the parties hereto with respect to the specific subject matter hereof and supersede all prior agreements and understandings relating to such limited subject matter.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

13.Schedules and Attachments.  The following Attachments shall be construed to include the following:

Schedule A –1 Print and Mail Fees for Additional Subscribers

Schedule A–2License Products

Schedule A-3Services and Performance Standards

IN WITNESS WHEREOF, the Parties have executed this Print and Mail Agreement as of the Effective Date.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC	CSG SYSTEMS, INC. (“CSG”)
(“CUSTOMER”)

By: /s/ Joseph R. Stackhouse	By: /s/ Robert M. Scott

Name: Joseph R. Stackhouse	Name: Robert M. Scott

Title: SVP	Title: E.V.P.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-2

Attachment A

Schedule A-1

Print and Mail Fees for Additional Subscribers

The following fees shall pertain solely to CSG’s processing of Additional Subscriber Statements.

ITEM/DESCRIPTION	UNIT OF MEASURE	PRICE
I.ESP STATEMENT PROCESSING FEES
A.Statements (Duplex) Black Print
1.First Physical Page with Insertion of Statement and Remit Envelope, Address Cleansing for CASS Certification, and Mail Preparation (******** ****** ********* *** *******)	*********	$******
2.Additional Statement Pages (******** *****) (Note 1)	******** ****	$******
3.Additional ESP Ad Page (******** *****) (Note 2)	******* ****	$******
B.Setup Fee (for cycles less than ***** ******* **********) (per *****, per ****** *********)	***	$*****
C.Print Suppression Fee (for statements processed through ESP but not printed)	*********	$******
II.PRINT AND MAIL ANCILLARY SERVICES FEES
A.Manual Statement Insertion (statements hand inserted into flat envelopes) (******** ******* ********)	*********	$****
B.Subscriber Statement Rerun (Note 3)
1.Set-up Fee (per *****, per ****** *********)	*** *******	$******
2.Statement Fee (per *********, per ****** *********) (******** *****)	*********	$******
C.Statement Checkers (Duplex) Black Print Only - Maximum of *** statements per ***	**********	$******
D.Statement Test Run – Maximum of ***** Statements per *** - Available for Processing Monday through Friday from **** a.m. to **** p.m. Central time	**********	$******
E.Pulled Statement	*********	$****
III.PAPER AND ENVELOPES (Note 4)
A.Statements
1.ESP Statement Paper	****	*** ****
2.ESP Carrier Envelope	********	*** ****
3.ESP Remit Envelope	********	*** ****
4.Other Statement Paper	****	*****
5.Other ESP Carrier Envelope	********	*****
6.Other ESP Remit Envelope	********	*****
7.Other Miscellaneous Shipping Materials	****	*****
8.Paper/Envelope Set-up Revision	*** *******	$******
IV.INSERTS
A.Printing Services
1.Marketing/Ad Inserts	****	*****
2.Other Communication	****	*****
B.Processing (maximum of * ******* per ****** *********) (per ****** ***)
1.Non-CSG Printed Inserts (per ****** per ****** *********)	****	$******
2.CSG Printed Inserts (per ****** per ****** *********)	****	$******
C.Late Insert Notification (per ****** *********)	*******	$******
D.Late Arrival of Non-CSG Printed Inserts (per ****** *********)	*******	$******
E.Holds or Notification of Insufficient Inserts (per *******, per ****** *********)	**********	$******
G.Destruction of Inserts - per ***** *******. Minimum of ***** *******; volumes rounded to next highest *** ********.	***** *******	$*****
H.Insert Banding	******	$******
I.Affidavit (per *****, per ****** *********) (Note 5)	*** *******	$*****
V.POSTAGE	*** *****	** ****
VI. OPTIONAL PRESORT BUREAU	*** *****	** ****
VII. CD-ROM & DVD
A.Original - (******** ******* ****)	**** *****	$******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ITEM/DESCRIPTION	UNIT OF MEASURE	PRICE
B.Duplicate CD-ROM (price each) (******** ******* ****)	**	$*****
C.Duplicate DVD (price each) (******** ******* ****)	***	$*****
VIII.ENHANCED PAST DUE NOTICES
A.Enhanced Past Due Notice Start-Up Fee	*** *******	*****
B.Enhanced Past Due Notice Processing (Black print only. Including Generic Paper Generic Carrier Envelope and Generic Remittance Envelope) (per ******, per ****** *********)
1.First Physical Page with Insertion of Document & Return Envelope, and Mail Preparation	*** ****	$******
2.Each Additional Physical Page (with Insertion of Document)	*** ****	$******
C.Custom Enhanced Past Due Notice Processing (assumes use of Custom Paper and/or Custom Envelopes)(******** ***** *** *********)
1.First Physical Page with Insertion of Document & Return Envelope, and Mail Preparation	*** ****	$******
2.Each Additional Physical Page (Includes Insertion of Document)	*** ****	$******
3.Past due Notice Paper	*** ****	*****
4.Past Due Notice Envelopes	*** ********	*****
5.Custom Paper Set-up Fee	*** *******	$******
IX.CUSTOMER LETTERS
A.Customer Letter Start-Up Fee	*** *******	*****
B.Customer Letter Processing Fee (Black print only. Includes Generic Paper and Generic Carrier Envelope) (per Letter, per System Principle)
1.First Physical Page with Insertion of Document and Mail Preparation	*** ****	$******
2.Each Additional Physical Page (Includes Insertion of Document)	*** ****	$******
C.Custom Customer Letter Processing (assumes use of Custom Paper and/or Custom Carrier Envelope)(Excludes Paper and Envelope)
1.First Physical Page with Insertion of Document and Mail Preparation	*** ****	$******
2.Each Additional Physical Page (Includes Insertion of Document)	*** ****	$******
3.Customer Letter Paper	*** ****	*****
4.Customer Letter Carrier Envelope	*** ********	*****
5.Custom Paper Set-up Fee	*** *******	$******
X.ESP SUPPORT SERVICES
A.Development and Programming (Technical Programming Support)	*** ******* *** ****	$******
B.Marketing/Creative Services Support	*** ******* *** ****	$******

D.Statement Design Consultation	*** ******* *** ****	$******

XII. CSG STATEMENT EXPRESS
A.License Fee	*** **** *** ****	$******
B.Maintenance Fee - *** ****	******** **** ** *******	$*****
C.CSG Statement Express System Installation Fee
1.* – *** *****	*** ****	$*****
2.In Excess of *** *****	*** ****	*****
D.Additional Configuration Support	*** ******* *** ****	$******
E.Documentation	*** ** ******	$******
F.CSG Statement Express Viewing Option (Note 8)
1.CSG Solution (data stored by CSG)
a.* ****** of Statement Viewing	*** **** *****	$******
b.** ****** of Statement Viewing	*** **** *****	$******
XIII. DATA COMMUNICATIONS.
A.Direct Connect to CSG Statement Processing Center
1.On-Time Set-up Fee (Note 10)	*** ***** *** **** **********	$********
2. ******* Maintenance Fee	*** ****** *** **** **********	$******
XIV CONVERGYS ON DEMAND API (Note 11)	********	**********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Forms Pricing:

ITEM/DESCRIPTION	UNIT OF MEASURE	PRICE
Statement Paper - 7 x 11, 20#, 1-color	*** ****	$******
Statement Paper - 7 x 11, 20#, 2-color	*** ****	$******
Statement Paper - 7 x 11, 20#, 3-color	*** ****	$******
Statement Paper - 8 1/2 x 11, 20#, 1-color	*** ****	$******
Statement Paper - 8 1/2 x 11, 20#, 2-color	*** ****	$******
Statement Paper - 8 1/2 x 11, 20#, 3-color	*** ****	$******
Carrier Envelope - 7 x 11 Statement Size, 20#, 1-color	*** ********	$******
Carrier Envelope - 8 1/2 x 11 Statement Size, 20#, 1-color	*** ********	$******
Remit Envelope - 7 x 11 Statement Size, 20#, 1-color	*** ********	$******
Remit Envelope - 8 1/2 x 11 Statement Size, 20#, 1-color	*** ********	$******

NOTES:

(1)

An additional physical page means text items, such as billing details or system-generated statement messages that overflow onto an additional physical page with no more graphics than those graphics tied to messages via the statement message module and no programmer intervention.  The page may include static company information, such as policies and procedures, payment locations, franchise authorities, etc.  Only graphics from the ESP graphics library may be used on the additional physical page.  Set-up and changes to this page are billed at the *********** *** *********** ***.  Statements with page counts that exceed the standards for processing on automated insertion machines are subject to the ****** ********* ********* ***.

(2)

An ESP Ad Page means targeted messages, coupons or advertisements using text, graphics and coupon borders generated on an additional logical page.  A logical page is one side of a physical page.  No reverses or dark photos may be used, only gray scale graphics.  Set-up and changes to this page are billed at the *********** *** *********** ***.  If the Ad Page is printed as an Additional Physical Page, Customer shall be charged the Additional Physical Page rate as defined in Section I.A.2, of this Schedule in addition to the Ad Page rate.

(3)

A customer requested subscriber statement rerun shall mean a request initiated by customer to halt the production of subscriber statements.  If such request takes place prior to insertion, customer shall pay the fees listed in this Section (II.B.).  However, if request occurs subsequent to insertion, customer shall pay the ESP Statement Processing Fees as outlined in Section I.A. of this price schedule, plus ********** ***** and ********* for both the original print job and for the subscriber statement reprint.  If customer request is for duplicate statements, customer shall pay the applicable *** ********* ********** **** as outline in Section I.A. of this price schedule, plus applicable paper and envelopes for the duplicate statements.  Reprint charges do not apply to CSG initiated subscriber statement reprints.

(4)

Paper pricing is based upon a minimum order quantity of ********** physical statement pages.  Envelope pricing is based upon a minimum order quantity of ********** envelopes and the following specifications:

•

Carrier envelope for 7 x 11 statement size: 4" x 7 5/8", 20#, white wove envelope with a side seam.  The envelope has one special open window measuring 15/16" x 3 7/16" with a 11/16" pistol.  The window is placed 3/8" in from the left and 1 1/2" up from the bottom.

•

Carrier envelope for 8 ½ x 11 statement size: 4 1/8" x 9 1/2" (same as #10) 20#, white wove envelope with one special poly window measuring 2 1/8" x 4" with a 5/8" pistol.  The window is placed 3/8" in from the left and 1 9/16" up from the bottom.  The endorsement reads "Return Service Requested", with the indicia Presort, First Class, US Postage Paid CSG Mail Services, and is printed in black ink.

•

Remit envelope for 7 x 11 statement size: 3 3/4" x 7 1/8" 20#, white wove envelope with a diagonal seam.  The envelope has one special open window measuring 15/16" x 3 7/16" with a 3/8" pistol.  The window is placed 1/2" in from the left and 5/8" up from the bottom.  The envelope has an inside tint and is printed in black ink.

•

Remit envelope for 8 ½ x 11 statement size: 3 7/8" x 8 7/8" (same as #9) 20#, white wove envelope with one special open window measuring 13/16" x 3 1/2".  The window is placed 1/2" in from the left and 5/8" up from the bottom.  The envelope is printed in black ink and has FIMA and special verbiage under the flap.

Should actual Customer order quantities and or specifications vary from those listed above, CSG reserves the right to adjust the pricing based on actual order quantities and/or specifications.  Further, CSG reserves the right to evaluate paper and envelope pricing at the time of ordering should fluctuations in the paper industry result in changes to CSG’s cost.

(5)

An affidavit is an official statement from the CSG Insert Control team giving affirmation to the number of statements inserted with any particular insert.  This statement includes the cycle dates for which the insert was run.

(6)

The Cycle Support fee shall be assessed to Customer, subsequent to successful site conversion, for ongoing daily cycle support should Customer related issues cause production cycle abends requiring CSG to research and/or resolve any such issues.  The fee shall also be assessed for any cycle support required to execute the rerun of a billing cycle.

(7)

The Conversion Fee is based on the amount of time required by the CSG Development and Programming group to develop the necessary interface(s) between Customer’s billing system and CSG for Subscriber Statements, Customer Letters, Enhanced Past Due Notices and/or Reports.  Applicable Conversion Fees are determined after an analysis is performed by CSG, and the deliverables and time frames are specified in a separate Statement of Work to be executed as part of this Agreement.  CSG shall provide the initial statement interface development work to Customer at no cost.  Upon commencement of services, should Customer require additional statement interface development work, such work shall be billed at the Technical Programming Support rate contained in the fee schedule.

(8)

The ******* **** ***** charge is assessed against the current month’s statement data frame count excluding full backer pages, full ad pages and blank pages.  If a backer page or ad page contains subscriber statement data, it will be counted as a billable data frame.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(9)

CSG shall make the daily AFP Data Extract File available to Customer for a period of ***** **** beginning with the date following creation of the daily Extract File.  Should Customer fail to access the file, and the file needs to be restored, Customer shall pay such fee to restore the applicable file. This rate shall be subject to any rate increases as defined in Section 5.3 of the Master Agreement.

(10)

Represents connectivity to one port on the CSG Cisco routers at CSG’s Omaha Statement Processing Center.  Customer is responsible for purchasing, installing and maintaining their own communication line(s) as well as purchasing, installing and maintaining the router(s) that will reside at CSG’s Omaha Statement Processing Center.  The Direct Connect fees include disaster backup in the event of a disaster at CSG’s Omaha Statement Processing Center.  CSG recommends that Customer elect to install a primary data line with a backup data line using separate routers.  This election will provide customer with the necessary backup should a failure occur with the primary data line or primary router.

(11)

Provide Customer the ability to access subscriber statement images via an API to CSG’s hosted database—CSG Statement Express for multiple statement viewing formats.  The images can be retrieved in AFP, PDF or HTML formats.  With this application, CSG will continue to host the statement images in the Statement Express database and perform the transformation to ADF, PDF, and HTML at the statement level for each viewing request.  The CSG Statement Express licensed product is a requirement for this solution and Customer will license it under the Agreement. Invoiced annually in December.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-2

Attachment A

Schedule A-2

Product	Number of Workstations
CSG Statement Express	*****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-2

Attachment A

Schedule A-3

Services and Performance Standards

The Services include:

Printing, inserting and mailing of all pieces into a specified carrier envelope.

Each mail piece will include the appropriate return envelope as well as the required inserts.  Up to **** (*) inserts (unless the business reply envelope is selectable) may be included with each Additional Subscriber Statement setup.

CSG will ensure that all mail pieces are processed for delivery in accordance with the delivery time frames defined in the Performance Standards section below.

Definitions:

Pieces – Additional Subscriber Statements, Customer letters and past due notices.

Cycle – For purposes of this Amendment, a cycle is defined as the time period beginning at ***** **** and ending at ***** ******** central time.  A cycle can include multiple file transmissions of Additional Subscriber Statements.  As used in this Amendment, the terms “Customer file” or “data file” shall mean a single job for customer.

Turnaround – For purposes of this Amendment, turnaround is defined as the ******* **** ******* the *** ** ************ of an ******** *** ******** **** **** and the ***** ***** *** **** ********** ********** ********* of that ************ ** ********* to the **** *****.  A ****** ********** **** ***** **** ***** ** **** ******** **** ********.

Received – For purposes of this Amendment, Customer files are deemed ******** ** *** *** ** ************ ** ** ********, ******** *** ******** ********* **** ** ***.

Miscellaneous:

CSG will require a minimum of ****** (**) **** from the date of execution of this Amendment to complete all conversions contemplated hereby.

CSG is responsible for notifying Customer if Additional Subscriber Statement delivery time frames will not be met for any reason.  Customer is responsible for notifying CSG if transmission time frames will not be met for any reason.

AESP Programming resources will be utilized to make format changes to the Customer statement, Customer letters and past due notices.  CSG will work with Customer to make those changes as quickly as possible to accommodate Customer requirements.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Customer will provide raw data from Customer’s billing system for CSG.  The data will be sent to CSG in predetermined format(s) and time frame(s).  The predetermined format(s) will not be changed without approval from CSG.  If the format is changed without CSG’s knowledge, Customer will be required to retransmit the file(s) in the correct CSG approved format.

Customer shall use CSG’s Marketing Services group for the purchase of paper and envelopes.  CSG guarantees that such supplies meet all CSG required specifications and quality standards.

Performance Standards:

Additional Subscriber Statement Delivery – Performance standard measurement begins ***** (**) **** following each new conversion.  CSG will ensure:

*********** (**) **** turnaround (excluding holidays) for ********** ********** ********* *******.  ******** of ********** ********** ********** ******* during the ********** ******* will be ****** within ********** (**) ***** (excluding holidays)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-3

Financial Services

1. Services. Should Customer choose to use the following Financial Services in this Exhibit, CSG shall provide the Financial Services herein for the fees set forth in Schedule F: One-Time and Recurring Paybill Advantage®, Risk Management Services (******* Interface), Recurring Credit Card Authorization Services, One-Time Credit Card Authorization Services, Card Payment Gateway, and Cash Register Receipts.

2.Compliance with Laws.  Customer will comply in all material respects with all federal, state and local laws and regulations pertaining to consumer credit information (including, without limitation, the Fair Credit Reporting Act, 15 USC, §1681, et seq.), electronic processing and any other financial activity related to the Services provided by CSG under this Exhibit.  In the event of material evidence of fraudulent activity by Customer, CSG may immediately discontinue all Services under this Exhibit.

3.Records.  CSG shall maintain records of the transactions it performs under this Exhibit, but shall not be liable for any damage, loss of data, delays and errors in connection with Services provided hereunder that are beyond CSG’s reasonable control.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-3(a)

Electronic Payment Services (Paybill Advantage®)

1. Electronic Payment Services.  Should Customer choose to use the following Financial Services in this Exhibit, CSG will provide to Customer for the Fees provided in Schedule F Customer’s requirements for the data processing services for the Connected Subscribers, including reasonable backup security for Customer’s data, to support electronic bill paying services as set forth in Section 2 below (the “Basic Services”) for all of the Subscribers that elect to utilize Customer’s electronic bill payment services.

2.Basic Services

(a)  Consumer Debits. Each Subscriber will have the option to pre-authorize a debit to either their checking account or savings account each month for a predetermined date (to be selected by Customer from a range provided by CSG).  CSG or, if applicable, its third party ACH Originator will be responsible for the disbursement, remittance and settlement of all funds.  CSG will create and submit a pre-authorized payment disbursement file according to bank industry standards (National Automated Clearing House Association, “NACHA”, or Electronic Data Interface, “EDI”) containing a debit record for Subscribers who have pre-authorized monthly debits to be made from checking or savings accounts on a day designated by Customer each month. The ACH Originator will submit to an automated clearing house data in the required form for the collection of the monthly payments from Subscribers bank accounts, which will be effected on the collection date, or if that date is not a banking day, the first banking day after such date.  Each debit will be submitted so as to effect the payment on the designated date.

(b)  Credit of Remittances.  CSG will post to Subscriber’s CCS or ACP account a payment transaction for each processing Subscriber on the Subscriber’s collection day.  For purposes of this subparagraph (b), a Subscriber’s “collection day” shall mean: (i) for recurring EFT transactions, the day the Subscriber’s payment transaction posts to CCS; and (ii) for one-time EFT transactions, the day that the ACH transaction  (via a payment batch) is released by CSG to the originating bank.

(c)  Enrollment Process. Customer is responsible for obtaining Subscriber enrollment information that authorizes his respective bank to post debit transactions to his respective bank checking account or savings account as required by NACHA. Customer will input Subscriber type of account, bank account number, payment method, and bank routing information into CCS or ACP. CSG will initiate an ACH prenote the day the form is processed or the day after the form is processed if the form is entered after the daily cutoff time. A daily report will be generated for the Customer each business day for which input is processed showing that a prenote has been initiated.  If the prenote process produces an error, CCS or ACP will automatically update the Subscribers’ payment status to reflect an error and add the error to a daily report. If the error was correctable by the receiving depository financial institution, CCS® or ACP will automatically update the information on CCS or ACP. The first debit will be initiated on the appropriate date to effect the debit on the Customer’s predetermined date.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(d)  Automatic Pre-Authorized Payments.  CSG and its third party ACH Originator shall provide automatic payment deduction which will occur monthly on a predetermined date (selected by Customer from a range supplied by CSG). CSG will submit a file to the ACH Originator two (2) days prior to the date the deduction is scheduled to take place. The Subscriber payment amount submitted to the ACH Originator will be the statement balance if the statement balance is less than the current balance or if the statement balance is greater than the current balance, then the current balance will be used.  If the designated date for deduction falls on a weekend and/or holiday, the deduction will not occur until the next scheduled banking day.

(e)  Settlement. The ACH Originator will credit Customer’s bank account for the gross ACH collection per the ACH Originator's schedule.

(f)  Settlement of Returns. The ACH Originator will settle returns against Customer’s bank account per the ACH Originator’s schedule.

(g)  Record Keeping. Customer is responsible for maintaining Subscriber authorization forms for a period no less than what is required by applicable law, NACHA, other applicable regulations or upon notice from CSG a term required by third party vendor.

3.Additional Services.  If Customer desires CSG to provide other services in addition to the Basic Services, the Parties agree to negotiate in good faith with respect to the terms and conditions (including without limitation, pricing) on which such services shall be provided. Such services include, but are not limited to (i) special computer runs or reports, special accounting and information applications; and (ii) data processing and related forms and supplies and equipment other than those provided as standard pursuant to this Agreement (the “Additional Services”). The description of any such additional services, and any other terms and conditions related thereto, shall be set forth in an amendment to this Agreement signed by both Parties.  Unless otherwise agreed in writing by the Parties in such amendment any such additional services shall be subject to the terms of this Exhibit.

4.Subscriber Authorization.  Customer shall obtain from each Subscriber the proper documents authorizing automatic transfers to and from such Subscriber’s savings account or checking account.  Customer will enter only valid authorizations for processing.  Customer will adhere to all NACHA requirements regarding electronic bill payment authorizations.

5.Collection Data.  Customer shall update Subscriber account balance information to provide necessary data for the Basic Services and Additional Services and shall ensure through periodic checks and updates that the data is current and accurate at all times.

6.ACH Originator.  Customer acknowledges and agrees that this Exhibit is only between Customer and CSG and, that as a result, Customer gains no relationship with institutions used by CSG for ACH processing. CSG will contract with the financial institutions specified by Customer and approved by CSG, provided that CSG will not unreasonably withhold its approval.

7.Subscriber Reports.  If Customer requests that CSG provide Customer with a tape containing information regarding Customer’s Subscribers and related banking information and payment data, then Customer shall pay CSG’s then current rates for such tape.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-3(b)

Risk Management Services (*******)

1.Risk Management Services (*******).  Should Customer choose to use the following Financial Services in this Exhibit, CSG will provide to Customer for the fees provided in Schedule F Customer’s requirements for those consumer credit information, scoring services or other data stored in CSG’s vendors consumer credit reporting database, (the “Risk Management Services”) for the Subscribers that elect to utilize Customer’s Risk Management Services.

2.Use of Credit Information.  Customer hereby agrees that it will request credit information received from CSG solely for said Customer’s use in connection with (i) credit transactions between Customer and the consumers to whom the credit information relates, (ii) employment purposes, (iii) underwriting of insurance, (iv) collection activity, and (v) government licensing, or for other “permissible purposes” as defined by the FCRA and applicable third party vendors (i.e. ******* and ********), and will neither request nor use any such information for any other purpose.

3.Confidential Treatment. Customer will take reasonable precautions to assure that consumer credit information will be held in strict confidence and disclosed only to those of its respective employees and third party contractors whose duties reasonably relate to the legitimate business purposes for which the information is requested or used to those to whom it may permissibly resell consumer reports hereunder.

4.Intellectual Property.

(a)  No License. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Risk Management Services. However, CSG grants Customer, a nonexclusive right to use the Risk Management Services.

(b)  Restrictions on Use. Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG’s provider of the Risk Management Services (the “Vendor”) or its affiliates, whether registered or unregistered, without CSG’s Vendor’s  prior written consent.

(c)  Ownership of Credit Data.  Customer acknowledges that all information contained in the consumer credit information database is and will continue to be the exclusive property of the Vendor. Except for the uses specified in this Agreement, nothing contained in this Exhibit shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-3(c)

Card Payment Gateway Service

1.  Card Payment Gateway.  The CSG Card Payment Gateway facilitates the routing of credit and debit card transactions (Visa, MasterCard, Discover, and American Express) to select third party processors and provides BIN management capabilities which enable PIN-less debit processing.  The CSG Card Payment Gateway will determine the eligibility of each card transaction for PIN-less debit processing and transmit the card transaction to Customer’s designated processor.  The CSG Card Payment Gateway supports one-time and recurring card payments.  The CSG Card Payment Gateway is an additional feature beyond currently supported Credit Card Processing services and processes.

2.  Requirements. Allowable card payment types for the Card Payment Gateway are MasterCard, VISA, American Express, and Discover.  If Customer elects to use the CSG Payment Gateway, Customer is responsible for establishing a merchant agreement with a CSG approved bank.  The merchant bank will assign all applicable merchant ID numbers.  Customer must communicate their merchant ID information to CSG prior to using the Service.

3.  Use of Credit Information.  Customer and CSG agree that all information and data accessed through the Card Payment Gateway Service is “Confidential Information” and as such shall be kept strictly confidential in accordance with the Agreement.

4.  Intellectual Property.

(a)  No License.  Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the CSG Card Payment Gateway Service.

(b)  Restrictions on Use.  Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG except in compliance with the Agreement.

(c)  Ownership of Credit Data.  Customer acknowledges that all information (except for any Customer Data) contained in the consumer credit information database is and will continue to be the exclusive property of the appropriate merchant bank. Except for the uses specified in this Exhibit, nothing contained in this Exhibit shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-3(d)

Credit Card Processing

1.

One-Time Credit Card Processing.  Should Customer choose to use the following Financial Services in this Exhibit, CSG will provide to Customer for the fees provided in Schedule F, all of Customer’s requirements for those data processing services which allow subscribers to charge deposits, pre-payments, monthly services, installation fees and Pay Per View (PPV) orders via credit card on either a one-time or recurring monthly basis (the “One-Time Credit Card Processing Service”). Credit Card payments can be accepted through either the Care Express Service, the work order system or the payment entry system.  This feature involves real-time credit card authorizations via an interface with a third party credit card processing system.  Return messages from the credit card processor, including approved authorizations, declines, and errors, will be displayed online.  CSG will create and transmit a nightly settlement file to the merchant banks’ processing center.  All settlement reporting is done by the merchant bank. “Approved” credit card payments will post to the subscriber’s account the day it was entered, up to * ***. central time.  One-time credit card payments will be identified on daily and monthly production reports.  The merchant processing fees will be billed directly to the Customer, per the agreement between the Customer and the merchant bank.

2.

Recurring Credit Card Processing.  CSG will provide to Customer, and Customer will purchase from CSG, all of Customer’s requirements for those data processing services which allow subscribers to have deposits, pre-payments, monthly services, installation fees and Pay Per View (PPV) orders automatically charged to their credit card on a monthly basis (the “Recurring Credit Card Processing Service”).  Credit Card payments can be accepted through either the Care Express Service, the work order system or the payment entry system.  When Subscribers provide their credit card information to the Customer, a “pre” authorization is sent real time to a CSG approved merchant bank (see Section 3 below), to insure that the credit card information is accurate.  Customer will determine when the recurring credit card payment will be performed, either on the subscriber’s cycle date or a date between ** and ** **** after the cycle date.  Customer can choose to automatically retry certain “decline” response codes from the credit card processor. CSG Systems will send a file of credit card payments in the appropriate format to the merchant bank’s processor on a nightly basis and post the payment to the Subscriber’s CSG account.  The merchant bank is responsible for all settlement processing and reporting.  Merchant processing fees will be billed directly to the Customer, per the agreement between the Customer and the merchant bank.  Recurring credit card payments will be identified on daily and monthly production reports.

3.

Requirements. Allowable credit cards for the One-Time Credit Card Processing or Recurring Credit Card Processing Services are Mastercard, VISA, Discover and American Express.  Customer is responsible for establishing a merchant agreement with a CSG approved bank, currently either ***** ******** ********, **********, ***** ******** **** of *****, *** **** ****, ********** ********, ***** *****, and ***** *** for One-Time Credit Card Processing Services and either ***** ******** ********, ***** ******** **** or ********** for Recurring Credit Card Processing Services. Additional merchant banks may be added by CSG at Customer’s request for additional fees through a mutually agreed upon Statement of Work.  The merchant bank will assign all applicable merchant ID numbers.  Customer must communicate their merchant ID information to CSG prior to using the One-Time Credit Card Processing or Recurring Credit Card Processing

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Services. Online credit adjustments to a credit card can be performed for those Customers that use both Recurring and One-Time Credit Card Processing with a CSG Systems approved merchant bank.
4.

Use of Credit Information. Customer and CSG agree that all information and data collected by, stored in, or accessed through the One-Time Credit Card Processing or Recurring Credit Card Processing Services is part of the “Confidential Information” and as such shall be kept strictly confidential in accordance with the Master Agreement.

5.	Intellectual Property.
(a)

No License.  Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the One-Time Credit Card Processing or Recurring Credit Card Processing Services.

(b)

Restrictions on Use.  Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG except in compliance with the Agreement.

(c)

Ownership of Credit Data.  Customer acknowledges that all information (except for any Customer Data) contained in the consumer credit information database is and will continue to be the exclusive property of the appropriate merchant bank. Except for the uses specified in this Schedule, nothing contained in this Schedule shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

6.

At no time shall CSG, any CSG Affiliate, or any third party acting on CSG’s behalf, (other than Customer’s bank where the proceeds are deposited) have any custody, possession, interest or ownership in or of the proceeds from the proceeds from a merchant bank.

Compliance with Laws.  Customer, CSG, any CSG Affiliate (if any) and any third party vendor under CSG’s control or direction (if any) will comply, in all material respects with all Applicable Law and all federal, state or local laws and regulations, pertaining to credit card processing and the collection, use, retention and disclosure of any Confidential Information in connection with the One-Time Credit Card Processing or Recurring Credit Card Processing Services described in this Exhibit C-3(d).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-4

CSG Care Express® - Service Bureau

1.CSG Care Express Services.  If Customer elects to utilize CSG’s web-based software application that will allow it to perform a variety of customer care functions via the Internet as described in Exhibit C-4(a) (the “Care Express Services”).  Customer shall pay CSG the fees and charges associated with the Care Express Services as set forth in Schedule F.

2.Designated Environment.  Any other use or transfer of the Care Express Services outside of the Designated Environment for Care Express Services by Customer will require CSG’s prior approval, which may be subject to additional charges but shall not be unreasonably withheld.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-4(a)

CSG Care Express® Services

Care Express is an Internet product with four separate modules, which include features and functions for: Electronic Bill Presentment and Payment (Module A), Self-Care/Account Management/Subscriber Acquisition (Module B).Consolidator Services (Module C) and Payment Kiosk (Module E).   For the fees provided in Schedule F, these modules may be implemented in conjunction with one another or as separate entities. The features and functions within each of these modules are managed through the Administration Module.

Module A - Electronic Bill Presentment and Payment:

The following functionality is currently included in Care Express when only the Electronic Bill Presentment and Payment (EBPP) module has been implemented:

Bill Presentment

•	Bills are viewable through custom presentation and content templates
•	Current bill available for all subscribers immediately upon registration
•	Text based email notification of bill availability sent to registered users
•	Bill archive maintained for registered users for up to and including 6 months
•	Printer friendly version of online statement
o	Option for hardcopy suppression of statements

Bill Payment

•	One-time, EFT/ACH, credit card and PIN-less debit cards
•	Registered user presented with payment authorization message at time of payment
•	Recurring credit and PIN-less debit cards
•	Recurring EFT/ACH
•	Subscriber authorization for selected payment method
•	Commercially reasonable means of verification of subscribers’ bank routing and account numbers
•	Real-time credit card and debit card authorization
•	Credit and debit cards accepted are: Visa, Master Card, American Express and Discover

*Requires electronic banking relationship with a CSG approved bank or the use of CSG Financial Services

Subscriber Registration and Maintenance

•	Internet registration for new users of Care Express services
•	Text based email notification of successful initial registration sent to registered users
•	Internet maintenance of registered user information such as email address and password
•	Optional setting to control the printing and mailing of paper statements
•	Confirmation of web site activities sent to end-user via text based email for the following activities:
o	Change/modification of bill-to-address
o	Set up or change to recurring payment plan (EFT/SCH or credit card)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

o	Set up or change to the suppression of hard copy statements
o	Enrollment in recurring EFT
o	One-time EFT payment

Additional Account Management Items

•	Registered users can change “Bill-to” information
•	Registered users can change phone numbers
•	Registered users can change Internet login ids
•	Registered users can enroll in (or cancel) recurring credit card and PIN-less debit card
•	Registered users can enroll in (or cancel) recurring EFT/ACH
•	Registered users can update their recurring payment information
•	Registered users can change their Care Express email address
•	Registered users can change their Care Express password
•	Registered users can view charges & credits that have not yet been posted to a statement
•	Registered users can update their statement suppression options

Module B - Self-Care/Account Management/Customer Acquisition:

The following functionality is currently included in Care Express Module B when the SelfCare/Account Management Subscriber Acquisition module has been implemented.

Customer must be utilizing the capabilities of Module A in order to utilize Module B.

New Subscriber Acquisition

•	Non-registered users can view available services. Non-registered users can select available services
•	Non-registered users can establish installation date
•	Includes confirmation of dwelling serviceability
•	Includes user-friendly error handling
•	Includes web-only service descriptions
•	Internet orders include login id, password
•	Includes update capability for services and scheduling date

Request for Service Upgrade or Sidegrade

•	Registered users can view available services
•	Registered users can select available services to add to their existing accounts
•	Includes user-friendly error handling
•	Includes web-only service descriptions
•	Includes support for no-truck and truck roll orders
•	Includes update capability for services and scheduling dates

Subscriber Registration and Maintenance

•	Internet registration for new users of Care Express services
•	Text based email notification of successful initial registration sent to registered users
•	Registered users can change “Bill-to” information
•	Registered users can change phone numbers

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

•	Registered users can change Internet login ids
•	Registered users can change their Care Express email address
•	Registered users can change their Care Express password
•	Optional setting to control the printing and mailing of paper statements

Client Administration Module:

Features and Functions listed below are applicable to both Module A and Module B unless otherwise noted.

•	Provide end-user support
o	Customer has the same view into Care Express as the consumer (i.e. end-user)
o	Customer can retrieve account information by either account number or name

Control Customer Administrative user access level

•	Secure login access path (user ID and password in SSL site) for Customer Administrative user (supervisor) and basic user (CSR) Update Customer Administrative user passwords and access/security level
•	Capability to automatically unregister users who have not logged into the website for a given period of time.
•	Customer Administrative user may set parameters to define specific period of time.

View reports

•	Payment transactions by status (Module A only)
•	Unposted (pending) payments (Module A only)
•	Successful payments (Module A only)
•	Unsuccessful payments
•	Registered Users
•	Number of suppressed hardcopy statements (Module A only)
•	Summary of Self-care transactions
•	Selectable by date ranges
•	Printer friendly version available
•	Summary reports: daily, weekly and monthly formats

Note: Care Express monthly reports are available via Care Express Customer Administration Module within three (3) business days after the close of the Customer’s billing cycle. Information not available via Care Express reports may be accessed using CSG’s Vantage reporting tool.

Customer control of various web page displays, look and feel

•	Real-time web site update (add, change, delete) of services, groups of services and service descriptions
•	Control available work order scheduling time slots and descriptions
•	Control user-friendly error message descriptions
•	Control work order rescheduling availability (# of hours before install date to disallow rescheduling)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

•	Changes can be made by SPA ranges for efficiency (changes can be made to service codes, event codes, package codes either specific to the SPA or across all SPAs).

Marketing

•	Support for CSG’s Enhanced Statement Presentation messages (Regulatory and Marketing) as defined by the Customer during initial implementation
•	Space available for banner ads for Customer’s exclusive use

Security

•	Web site access restricted to customer defined users
•	Data and applications restricted to authorized users only
•	SSL (Secure Socket Layer) 3.0 compliant

Care Express Content Manager

•

Customer will have the ability to customize their Care Express, EBPP and/or Self-Care web pages to maintain consistency between the look and feel of their corporate Internet web site. The specific look & feel, colors, graphics, logo etc. will be defined by the Customer and implemented by CSG during the initial implementation.  Ongoing maintenance of minor changes can be managed through the Content Manager application.

•

Web pages within the Customer Administration Module include specifically defined areas for Customer colors, graphics and logos. All other areas, workflow, navigation and design within the Customer Administration Module will have a universal format and presentation to the end-user as dictated by CSG.

•	All subsequent changes to the look and feel, graphics, logos colors etc. will be executed by CSG through additional Statements of Work.

Module C – Consolidator Services:

1.  Scope of Agreement.

For the fees set forth in Schedule F of the Agreement, should Customer determine to utilize this Module’s capabilities, CSG agrees to implement the Consolidator Services for Customer and to provide the Consolidator Services to Customer for use by Users who enroll in the Consolidator Services. Additional Consolidators may be added by CSG and Customer under mutually agreed upon terms and conditions (including, without limitation pricing) in an Amendment to the Agreement.  CheckFree shall not be removed as an available Consolidator without Customer’s prior written consent.  Customer will be charged the Transaction Fee set forth on Schedule F of this Agreement for every bill or bill summary record sent to the Consolidator by CSG as a result of a Subscriber’s enrollment to receive such Customer’s bill through such Consolidator.  Additional features that are added to the Consolidator Services as defined in Schedule C, may incur additional charges as mutually agreed by CSG and Customer.  A Subscriber may enroll to receive its bill through any of the consumer service providers in CheckFree’s network (“Network Participants”) and, in such event, CheckFree shall transmit the bill or bill summary information for such Subscriber received from CSG to such Network Participant.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

2.  Modifications in the Consolidator Services.

Upon giving reasonable advance notice to Customer, CSG, at its expense, may make any modifications, changes, adjustments or enhancements to the Consolidator Services which it considers to be required by law or governmental regulation.  CSG, at its expense, may make any other modifications, changes, adjustments or enhancements to the Consolidator Services not covered by the previous sentence, which do not affect CSG obligations under this Agreement, do not diminish the functionality of the system, and do not have an adverse effect on Customer.  CSG agrees to provide Customer with at least ***** (**) **** advance notice of any new releases of the Consolidator Services utilized by Customer or Users.

3.  File Security, Retention and Transfer at Time of Termination.

CSG shall take all reasonable precautions to prevent the loss or alteration of Customer's computerized files and records accessed or retained by CSG. CSG, shall, at its expense, keep copies of the source documents of the information delivered to Consolidator and shall maintain a backup procedure for reconstruction of lost or altered CSG computerized files and records for at least two (2) years from the closing date of a Subscriber’s account.

4.  CSG Obligations.

4.1.  CSG will assign resources and complete implementation tasks such that following the implementation kick-off meeting, use of the Consolidator Services can commence within a mutually agreed upon timeframe between CSG Implementation team and CheckFree Services Corporation.

4.2.  CSG will use enrollment records to designate Users on its internal billing systems, and CSG, thereafter for so long as this Exhibit C-5 remains in effect, or until it has received instructions to the contrary from the Customer or User, will deliver a User’s bills electronically using the Consolidator Services.

4.3.  CSG will transmit accurate and timely User billing summary data to Consolidators and CSG will respond to general Customer inquiries regarding the Consolidator Services and specific billing related inquiries.  Customer will respond to all other general User inquiries.  CSG shall cause the Consolidators to accurately display the User billing summary data transmitted by CSG to such Consolidators.

5.  Customer Obligations

5.1.  Customer will respond to general User inquiries regarding the Consolidator Services and specific billing related inquiries.

6.  Bill Payment Service.

6.1.  If required by Customer, Customer will establish the ability to accept electronic payments and remittance files and credit card and debit card payments made by a Subscriber from the Consolidator.  If Customer has elected not to receive the PayBill Advantage Services described on Exhibit C-3(a), then all costs to enable an electronic connection between the Customer and the

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

designated Consolidator to facilitate electronic payment & remittance files are solely the responsibility of the Customer.

6.2.  Each User will have the ability to utilize Consolidator’s electronic bill payment service to pay bills presented via the Consolidator Services

6.3.  Pursuant to written direction from the CSG and Customer, Consolidator will collect and electronically deliver payments submitted by Users, debited from Users’ designated bank accounts (the “Debit Entries”).

Pursuant to written direction from CSG and the Customer, the data file of payments instructions will be electronically transmitted to the designated Customer daily by Consolidator in a mutually agreed upon format.  The data will be *** ******* ******* (***%) in balance with the expected amount of funds every day.

Module E – Payment Kiosk:

This module facilitates presentment of account related information and enables payment of the subscriber’s current bill by cash, check, credit and debit card via a kiosk.  Additional terms and conditions specific to Module E and the Thinman kiosk hardware unit and operating system software and as provided in Exhibit -1 are as follows:

Rights to the Hardware shall transfer from the manufacturer to Customer upon delivery of the Hardware.  Customer assumes risk of loss upon delivery of the Hardware.

Upon commencement of the Hardware installation services, Customer assumes any and all responsibility and liability for the Hardware, including but not limited to: the Hardware location; installation site; accessibility; connectivity; compliance with ordinances, regulations and/or statues whether federal, state or locally imposed, except for the applicable provisions of the Americans with Disabilities Act.

Customer Indemnification. Customer shall indemnify and hold harmless CSG, its officers, board of directors and employees from and against all claims, damages, losses, and expenses, including, but not limited to attorney’s fees arising out of or resulting from installation and use of the Hardware under the terms of the this Amendment or the Agreement, provided that any such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property other than goods furnished under the Agreement, including any resulting loss of use resulting therefrom and is caused in whole or part, but only to the extent of its apportioned negligence, by any negligent act or omission of Customer, its contractor or subcontractor, or anyone directly or indirectly employed by any one of them or anyone for whose acts made by any of them may be liable.

Kiosk Transfer Rights. At any time that Customer may decide to discontinue use of CSG’s Payment Kiosk solution (Hardware and Software combined) and/or the CSG billing system, Customer may sell or otherwise transfer the Hardware to another party (“Transferee”) provided, however, that Customer may not transfer the Software provided by CSG and Customer shall warrant that any Hardware sold to another party must comply with the provisions of the following paragraph (Termination).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Termination. Upon expiration or termination of the Agreement, or upon Customer’s discontinued use of any Payment Kiosk, all rights granted under this Amendment will cease in part or in whole, and Customer will promptly (i) purge all terminated Software, including but not limited to any third party software provided by CSG as applicable, from the Hardware and all of Customer’s other computer systems, storage media and other files; (ii) destroy CSG’s Confidential Information and all copies thereof; and (iii) deliver to CSG an affidavit which certifies that Customer has complied with these termination obligations, as applicable.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 1

Base Kiosk Product Configuration

Kiosk Hardware and System Software (the “Hardware”)

1.

Enclosure Thinman model; standalone indoor bill payment enclosure designed for 17" LCD, all metal construction w/Powder-coat finish, Internal Service Keyboard w/trackball for PC servicing and updating, ADA compliant,  Thinman overhead header and screen display are customization to the standard enclosure to accommodate the following:

2.	Security- Key Entry: Lock-n-key entry with front and rear service doors

3.	Security –Intrusion Alarm: includes door sensors & external key switch

4.	Speakers: Amplified Dual Speaker System

5.	Credit Card Reader: ID Tech CCR, Insert 2 track, USB includes std bezel and cable

6.	Receipt Printer* ******* ******* **** ******* *******, USB interface, Includes power supply, paper guide, and paper spindle

7.	Bar Code Scanner: Scanner, **********’* ****** ******* * with USB interface cable

8.	Cash Bill Acceptor: ********** **** **** ******* ****** *** lockable cash box USA Dollars MX-BMB6DL-USA Includes USB adaptor

9.	Additional Capacity Cash Box: Lockable 600 note Cash Box only for the ****** **** ********

10.	Check Reader: *** **** ***** ******, *** *******

11.	Monitor: 17" **** *** ******* 177FP

12.	Touch Screen: 17" Resistive touch screen overlay w/ USB interface

13.

PC: **** ***** **, 2.8GHz, 512MB RAM, 80GHD, Floppy, Integrated Intel extreme graphics Video with up to 48MB shared memory, integrated NIC card 10/100/1000, 24X DVD/CD-ROM, SoundBlaster compatible sound, 1 Parallel port, 1 Serial port,  8 USB ports, 1 Ethernet port, 1 PCI expansion slot for upgraded video and  *** ** *** **

14.	Warranty: One-Year Parts Warranty - Repair Depot to manufacturer.

15.	Packaging: Pallet & Cardboard Packaging

16.	Assembly: Manufacturer Assembly & Electronics Systems Integration labor included

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

17.	Quality: Manufacturer QA & Electronics Testing to ISO9001/2000 standards, labor included

18.	Design Standards: Designed & built to UL & FCC Class A Product Approval Standards

19.

Artwork and Color Options: Two-colors body and art options a. and b. are standard. Graphic Options not include in the standard price (c, d, and e) are listed below.  All artwork and branding to be provided by customer; Graphic guidelines will be provided. Includes Setup, Print and Application of artwork

a.	******* **** ******, See Graphic guidelines for sizing, Includes Setup, Print, and Application
b.	******* ***** logo, see graphic guidelines for sizing (approx 12"x12"), Includes Setup, Print, and Application
c.	******* ***** Full Face Graphics
d.	******* **** Graphics
e.	******* **** Logo (approx 12"x12")

20.	Software loading and testing done remotely

21.	******* users manual

22.	Low /out of paper sensor for ******* *** ****

23.	Caster wheels for *******

24.	Eyebolt mounted to back of kiosk unit

NOTE:  Hardware configuration subject to change without notice based upon current product offering by CSG’s third party Hardware manufacturer.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-5

CSG Systems, Inc. Business Continuity/Disaster Recovery Plan

Disaster Recovery Program.  CSG agrees to comply with its disaster recovery program attached hereto:

CSG maintains written business continuity plans (BCP) that describe a pre-planned sequence of events to ensure the continuation, recovery, and restoration of all business-critical business functions in the event of a business disaster.  Business-critical functions (computer resources, networks, processes, and facilities) are those which, if not operating, would cause significant adverse impacts upon the services or products provided by CSG Systems, Inc. to its clients.

For BCP and disaster recovery purposes, CSG Systems, Inc. has categorized all business-critical functions into one of three critical recovery windows. These windows are referred to as Minimum Acceptable Recovery Configurations (MARC I, MARC II, MARC III), with each MARC being defined according to a specific period of time as follows:

•	All MARC I business functions are required to be operational from a BCP standpoint within ** ***** after declaration of a business disaster.
•	All MARC II business functions are required to be operational from a BCP standpoint between *** ***** and *** ***** after declaration of a business disaster.
•	All MARC III business functions are required to be operational from a BCP standpoint between *** ***** and *** ********** after declaration of a business disaster.

In the event of a declared disaster, affecting Customer data, CSG will provide Customer with BCP coverage as follows for the following products and services:

MARC I

*** ****** **** ************* (*** **** *** *********) ********

**** * *********** **********

********** ******* ******** (******* *********)

*** ********* *******

***** *** **** ********

MARC II

**** **** ************

MARC III

********** ******** **********

****** ************ ********

*** *******

CSG will maintain adequate BCP plans for each of the products and services listed above, and will test those plans an ****** basis for accuracy and adequacy.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-6

CSG Voice Services

Voice Services and Functionality. For the Fees set forth in Schedule F, CSG shall provide the following Voice Services and Functionality:

1.ACSR Module for Telephony. ACSR Module for Telephony is required for the Telephony Services Functionality described below. The services include the infrastructure required to support a Telephony Service Offering and the required interactions with the core billing engine, CCS or ACP. ACSR Module for Telephony provides the Graphic User Interface for managing customer care functions and processes.

2.Service Delivery System (SDS). Supports service initiation and triggering of the service order distribution API after an order is created, and supports order versioning.  Utilizing a Work Flow Manager, SDS creates an ordered set of tasks (work plan) and then schedules and tracks these tasks to completion.  Tasks defined by the client are manual and are completely user definable.  CSG can also support the creation and installation of automatic tasks such as the initiating of the service order distribution interface to feed down stream OSS and Provisioning Systems.

a.  Telephony Features (as applicable). ACSR Module for Telephony can be configured to include the data structures necessary to collect the information for service providers operating in a local facility based service offering. ACSR Module for Telephony does not provide for automated point-to-point interfaces to third party trading partners.

•	E911
•	CARE
•	LIDB/CNAM
•	Local Number Portability
•	Directory Listing
•	Directory Assistance/Operator Services
•	Calling Card
•	Switch Provisioning
•	Voice Mail

b.  Automated Interfaces.  Automated interfaces to third party trading partners can be accomplished with a third Party OSS and provisioning system via integration to CSG’s Telephony Service Order Distribution Interface.  Alternatively, a provider may elect to process the required transactions for each of these trading partners via a manual mechanism.  Automated interfaces are available on a time and materials basis at Customer’s then- current rates pursuant to a mutually executed SOW.

3.  Event Processing Systems (EPS). The Event Processing System provides support for the rating of measured service usage.  Based on the type of event to be rated, EPS mediates inbound usage into a billable format, applies the appropriate rating rules, and guides the rated and billable usage to the respective account for billing.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

a.  Telephony Usage Types (as applicable). Provides support for processing usage transactions for telephony products. Usage is processed based on the inbound event record format and the respective usage communication plan applicable the end consumer.  EPS does not provide for the polling and collection of events from network elements.  Examples of the types of processing provided includes: Measured local calls

•	Outbound Dial 1 switched long distance
•	Inbound 800 switched long distance
•	Calling Card
•	Directory assistance and other calling features

●  Note – This is an example list of supported usage types and does not represent an exhaustive list.

b.  Usage Interfaces. Call plan setups are available on a time and materials basis at client’s then-current rates, under a mutually executed Statement of Work.

4.  Application Administration.  Provides CSG and Customer the capability to establish, modify and maintain the additional rules tables and data structures required to operate the system.  Provides a Graphic User Interface to perform these functions. Includes the following capabilities:

a.	Product Catalog Setup and Maintenance (includes voice configuration in back office and CCS or ACP)
b.	Address parsing and storage
c.	Management of Numbering Resources (i.e., Telephony Numbers) and their geographic availability
d.	Management of Service Availability
e.	SDS Application Administration (includes support to set up automated interfaces described above)
f.	EPS Application Administration

5.  Internal Process for Voice House Population and MSAG Loads.  To be completed in accordance with Exhibit C-6(a) attached hereto.

6.  Exclusions. The following significant items are assumed to be provided and supported by Customer in their overall voice solution and are not part of CSG’s on going support, functionality, or responsibility:

a.	Network inventory (with the exception of network assignment of CPE in accordance with project #D04E439M)
b.	Switch activation
c.	Inter-carrier provisioning
d.	Provisioning workflow management
e.	Device polling and collection
f.	Third party verification of voice orders
g.	MSAG address validation
h.	Test environments
i.	Third party software required in the DEG
j.	Customer and other third-party hardware and software

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-6(a)

Internal Process for Voice House Population and MSAG Loads

Purpose:

The purpose of this document is to define the following:

•	Voice House Population process when using Rate Center as a GeoCategory association to groups
•	MSAG Load process when using a 3rd party for MSAG validation.

Definitions:

Rate Center is defined as the geographic area used by local exchange carriers to set rate boundaries for billing and for issuing phone numbers.  Rate Center can also be used to define products and services within a geographical area.

The rate center can be updated manually via the HIU screen in CCS/ACP or via the House Information screen in ACSR. Depending on the client, security may be set to prevent CSRs from making rate center changes. Some clients will need to update multiple houses with rate centers at the same time, and that process is outlined below.

MSAG is defined as a database containing the mapping of street addresses to emergency service (E911) numbers within a given community.

Lead Times:

Standard lead time for the house population process with MSAG is approximately ****** (**) ******** **** from the time the data file is received by CSG.  Exact timeframes may vary slightly depending on when the file is provided to CSG.

The house load portion of the process will run on Sunday mornings during the regularly scheduled maintenance windows.

Data Format:

The file that the client provides to CSG for the voice house population step (items 1-9) shall be in the following format:

Comma delimited text, fixed format.

For example: 00100101234567,RateArea#1 (no spaces)

00100102345678,RateArea#2 (no spaces)

The file must be provided to CSG before an estimated completion date will be established.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Process:

1)

To do a mass update of the rate centers in CCS or ACP and associate inventory and availability groups in TDB, the Client shall submit a Voice House Population/MSAG request to their SBU Representative. The request must include:

a.	SPA (please specify test or production)
b.	Total number of houses to be updated
c.	Target completion date
d.	Client shall provide data file in a comma delimited text, fixed format.
e.	The house key and rate area to be populated must be specified.
f.	Client shall provide SPA for houses to be exported for MSAG validation

The SBU Representative will then create a Letter of Authorization (LOA) and forward to the Client for approval.

2)

To do a load of the MSAG Guide File, the Client shall submit a MSAG Guide File Load request to their SBU Representative. The request must include the name of the Guide File and the SPA associated with the request.  The Guide File will be sent to CSG using the CSG ftp server. Once the request is received, the SBU Representative will then create a Letter of Authorization (LOA) and forward to the Client for approval.  This LOA will include the information for the MSAG Guide File Load as well as the subsequent export to / import from Customer (Intrado).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE D

STATEMENT OF WORK

(Template)

DELETE ALL INFORMATION IN BLUE AFTER DRAFTING SOW

This Statement of Work (“SOW”) is made by and between CSG SYSTEMS, INC. (“CSG”) and CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“Customer”) pursuant to and in accordance with the CSG Amended and Restated Master Subscriber Management Systems Agreement that CSG and Customer executed as of      (the “Agreement”) and of which this SOW forms an integral part. The Effective Date of this SOW is the date last signed below. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this SOW shall have the meaning set forth in the Agreement.

Service Type: Select all that apply: double click the gray box then choose ‘Checked’ under Default Value

☐Consulting Services

☐  Project Management

☐  Strategy and Direction

☐  Requirements Definition and/or Vendor Selection

☐  Implementation/Integration

☐  Training

☐  Support

☐Development

☐  Create Software

☐  Alterations or Customizations

☐Implementation

☐ Passers

☐  Configuration

☐Agent Transfer

☐Interfaces

☐Integration Operation Test (IOT) Support

☐Other

TITLE:  Title [short and sweet].  Sample: Third Party Verification (TPV) summary report / CR 229.

OBJECTIVES:  Summary of scope of project (one paragraph).

CSG RESPONSIBILITIES:

➢	What obligations must CSG complete in order to meet the Timetable and Deliverables set forth in this SOW?

CUSTOMER RESPONSIBILITIES:

➢	What obligations must Customer complete in order for CSG to meet the Timetable and Deliverables set forth in this SOW?

DELIVERABLES:

➢	Result of Objectives, CSG Responsibilities and Customer Responsibilities set forth above.

LOCATION:  Primary location of team.  If no field visit necessary, then N/A.  If visit is necessary, please list location visited.

TIMETABLE:

Estimated Commencement Date:_______________  [November 1, 2001, not 11/1/01]

Estimated Completion Date:_______________

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

•	Customer shall execute this SOW on or before _______________, 20_____ (“Effective Date”); should Customer fail to, at CSG’s option, this SOW may be deemed null and void in its entirety.
•

The Estimated Completion Date set forth herein is based on the Scheduling Date, if Customer fails to execute this SOW on or before the Scheduling  Date, CSG at CSG’s sole option, may  extend the Estimated Completion Date of this SOW.

PROJECT FEES: Choose Time & Materials OR Fixed Bid… Delete paragraph not used.

Time & Materials:  Project fees are based on Time and Materials basis at the rate of $per person, per hour, plus Reimbursable Expenses.  Reimbursable Expenses are in addition to Project Fees.  CSG will invoice Customer for Reimbursable Expenses on a monthly basis, in accordance with the terms and conditions of the Agreement.

Estimated Total Project Fees:  $______ [Rate X ______hours]

•

Customer mandated changes, variances, delays and contingencies shall result in a Change Order.  Each Change Order will be scoped and priced accordingly on a Time and Materials basis between CSG and Customer. Change Orders will be billed at $_________ per person, per hour.

OR

Fixed Bid: This SOW is fixed baseline pricing based on the Objectives, CSG Responsibilities, Customer Responsibilities, Deliverables and Timetable listed herein. Customer is responsible for all Reimbursable Expenses incurred by CSG or its affiliates on behalf of this project.

Total Project Fees: $_______ (excluding Change Orders)

•

Customer mandated changes, variances, delays and contingencies shall result in a Change Order.  Each Change Order will be scoped and priced accordingly on a Time and Materials basis between CSG and Customer. Change Orders will be billed at $_________ per person, per hour.

IN WITNESS WHEREOF, CSG and Customer cause this Statement of Work to be duly executed below.

_________________________________	CSG SYSTEMS, INC. (“CSG”)
(“CUSTOMER”)

Sample	Sample

By______________________________	By_______________________________

Name: __________________________	Name: ____________________________

Title: ___________________________	Title: _____________________________

Date: ___________________________	Date: _____________________________

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE E

ADDRESSABLE INTERFACES

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit E-1

CSG - Technical Services Request (TSR)

Requested by Charter Communications

Charter PO Number
Charter Project Owner Name
Charter Request/Execution Date
CSG Document Number	[CLICK HERE AND TYPE THE DOCUMENT NUMBER]"
CSG Oracle Project Number	[CLICK HERE AND TYPE THE ORACLE NUMBER]"
CSG PRO Number (if applicable)	[CLICK HERE AND TYPE THE PRO NUMBER]"
Billing System/Prin Number	[CLICK HERE AND TYPE THE BILLING SPA]"
Site Level Sys/Prin(s) (if different than above)	[CLICK HERE AND TYPE THE SPA NUMBER]"

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Project or Item Description	[CLICK HERE AND TYPE THE DESCRIPTION]"
CSG Project Owner Name	[CLICK HERE AND TYPE THE NAME]"
Estimated Project Start Date	[CLICK HERE AND TYPE THE START DATE]"
Estimated Project Completion Date	[CLICK HERE AND TYPE THE COMPLETION DATE]"
Estimated Fees (The actual amount per the Agreement will be applied at time of billing).	[CLICK HERE AND TYPE THE AMOUNT]"
Item/Service has an associated Monthly Fee (please indicate yes or no). (The actual amount per the Agreement will be applied at time of billing).	[CLICK HERE AND TYPE EITHER"YES" OR "NO"]
Additional Comments/Notes:	[CLICK HERE AND TYPE THE COMMENTS]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit E-2

Addressable Interface Launches and Processing Changes

The following services are provided for the fees set forth in Schedule F, CSG Services, II., Interfaces:

CSG RESPONSIBILITIES:

Implement production interface:

➢	Establish production connectivity parameters.
➢	Establish Addressable Identification Number(s) – (Z, L Port # Configuration).
➢	Assist in implementing the interface configuration and set-up.
➢	Review / verify UDF and Code Table additions / configuration specific to the interface.
➢	Set-up production mainframe parameters and production server environment. (if necessary)
➢	Set up CAP server environment. (if necessary)
➢	Training, which includes telephone training only and does not include travel or training material expenses.
➢	Available for reasonable support of meetings and conference calls related to this Technical Services Request.

System Configuration and Accessibility:

➢

To configure CSG’s digital addressability interface systems to support Customer’s digital addressable equipment.  The configurations shall be in accordance with the designated architecture environment for such equipment and shall conform to the equipment’s most current interface specifications.  Upon completion of such work, Customer shall have the capability to access CSG’s digital addressability interface systems for all certified addressable equipment types.

Installation and Connectivity Services:

➢	CSG will provide the necessary installation and connectivity services between Customer’s digital addressable equipment and CSG’s digital addressability interface. (when appropriate)
➢	Implement the interface in a production environment.

CUSTOMER RESPONSIBILITIES:

➢

Third Party Initiatives: If a third party is either directly or indirectly involved in this implementation initiative, the Customer is responsible for contracting with that third party and managing their activities and specific deliverables.

➢	Assist in implementing the interface configuration and set-up.
➢	Define business parameters as it relates to specific addressable interfaces.
➢	Testing and verification of interface with CSG to ensure proper functionality.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

DELIVERABLES:

CSG shall provide the following:

Digital Addressable Equipment:

➢	Engineering Site Survey (if necessary)
➢	Bill of Materials for Scientific Atlanta Administrative Gateway (if necessary)
➢	Set-up, Configuration, and Software Load of Scientific Atlanta Administrative Gateway(if necessary)
➢	On-Site Installation of Scientific Atlanta Administrative Gateway(if necessary)
➢	Addressable Identification Number(s) – (Z,L #s)
➢	UDF and Code Table Additions / Changes Specific to Interface
➢	Interface User Documentation
➢	Provide Vendor with an electronic copy of CSG’s Audio Response Unit (ARU) Interface spec. (if necessary)
➢	Provide Vendor with an electronic copy of all CSG documentation related to the interface. (if necessary)
➢	Provide the Customer / Vendor with an electronic copy of CSG’s VOD Interface specification document. (if necessary)
➢	Provide the Customer / Vendor with an electronic copy of all CSG documentation related to the VOD Interface. (if necessary)
➢	Integration and Certification testing of IVR application from Vendor.

ITEMS NOT COVERED: The following items are NOT covered by this Technical Services Request and will require a separate Technical Services Request and or SOW.

➢

Development work. CSG will not undertake any development work as part of this project. Any development requests made to CSG will be handled as a separate project request and will be billable to the Customer.

➢

Customized documentation. CSG will not write or draft any customized interface documentation for this implementation. Any request for customized documentation will be handled as a separate project request and will be billable to the Customer.

➢	Passers/Macros. Master file passers/macros to include but not limited to subscriber, equipment, and house will be billable to the Customer at the standard rates.
➢	Multi Protocol Network Circuit Installation
➢	Administrative Gateway Hardware, where applicable
➢	Third Party Software, where applicable
➢	On-Site User Training
➢	Changes or upgrades to existing digital addressable equipment

CSG’s IP Gateway Solution Installation.  The following installation services are provided for the fees set forth in Schedule  F.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG RESPONSIBILITIES:

The CSG Implementation Team will perform the following:

➢	Change server .ini settings;
➢	Build new Terminal Control Blocks (“TCB”);
➢	Provide training aids and supplemental documentation;
➢	Conduct initial call with Customer to identify site contacts, present the Product Integration Review (“PIR”) and documentation required for review and completion by Customer;
➢	Deliver Product Integration Review;
➢	Deliver project methodology presentation and define CSG and Customer roles/responsibilities;
➢	Post PIR:
•	Prepare PIR recap and action item list;
•	Complete baseline project plan.
➢	Integration:
•	Establish Milestones.
➢	Work with Customer on technical environment, setup and configuration.
➢	Operational readiness:
•	Review deployment checklist;
•	Operational readiness meeting.

The CSG Project Implementation Manager will perform the following:

➢	Provide project plan (including migration approach);
➢	Provide overall project management;
➢	Provide backout plan;
➢	Create and maintain overall project status reports;
➢	Identify critical paths and escalate when appropriate;
➢	Participate in meetings and track progress;
➢	Provide weekly status reports to the Customer.

CUSTOMER RESPONSIBILITIES:

The Customer will provide the following:

➢	Provide Network Address Translation (“NAT”) IP Address;
➢	Assign people to be available to support the implementation, which includes assignment of an executive sponsor, project manager, business process owners and other subject matter experts;
➢	Attend project status meetings and provide support with issue resolution;
➢	Identify appropriate training approach, resources and accounts;
➢	Identify and document changes to existing business process and procedures;
➢	Identify triage contact/process for product support related questions and issues;
➢	Approve project deliverables;

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

DELIVERABLES:

CSG shall provide the following:

Product Implementation:

➢	Conduct initial call with Customer to identify site contacts, set Product Integration Review (“PIR”) date and review documentation required for review and completion by Customer;
➢	PIR and Customer Business Requirements:
➢	Deliver project methodology presentation and define CSG roles/responsibilities;
➢	Review current Customer business practices and requirements;
➢	Deliver product presentation.
➢	Post PIR:
➢	Prepare PIR recap and action item list;
➢	Perform analysis;
➢	Identify system dependencies;
➢	Document design;
➢	Complete baseline project plan.
➢	Installation/Testing/Roll-out:
➢	Complete Customer technical environment setup and configuration;
➢	Setup initial product and system configuration,
➢	Establish connectivity from the Customer’s designated production environment to the CSG IP Gateway.
➢	Operational Readiness:
➢	Review deployment checklist;
➢	Operational readiness meeting;
➢	Post Production Support:
➢	**** ** ******** **** - of support by CSG Implementation team

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE F

FEES

INDEX

CSG SERVICES

▪	Processing

A.   Non-Rated Video, Non-Rated High Speed Data and Telephony

B.   Ancillary Services for Non-Rated Video, Non-Rated High Speed Data and Telephony (as applicable)

C.   Ancillary Voice Services

D.   Care Express (Self-Care)

E.   Account Hierarchies

F.   Leads Tracking

▪	Interfaces

A.   Video

B.   High Speed Data

C.   SmartLink BOS

D.   Telephony

E.   Usage

F.   SODI

▪	Payment Procurement

A.   Direct Solutions (Print and Mail)

B.   Care Express (Electronic Bill Presentment)

C.   Care Express (Consolidator Service)

D.   Care Express, Module E, Part 1 (Payment Kiosk)

E.   Payment Gateway Services

▪	Credit Management and Collection

A.   Risk Management (*******)

B.   Credit Verification (********)

C.   Collections

▪	Conversion Services for Video, HSD and Voice
•	Conversion Services for Video, HSD
•	Conversion Services for Telephony and Setup and Configuration of Voice Environments
▪	Technical Services
▪	Discover Support Fees
▪	Additional Training and Documentation
•	User Training at CSG Facility
•	On-Site User Training at Customer’s requested location
•	Vantage Training
•	Additional Documentation

CSG LICENSED PRODUCTS

•	Call Center
A.	Installation and Other Associated Items
•	Advanced Reporting
o	Vantage
o	Vantage Plus
•	Workforce Management
o	Workforce Management
o	CSG Workforce Express GPS Services
•	ACPx Functionality
•	Standardization and SPA Consolidation

REQUIRED THIRD PARTY SOFTWARE THAT MAY BE PROCURED THROUGH CSG

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

DATA COMMUNICATIONS SERVICES

1.	Direct Connect into the CSG’s DataCenter

Network Services – Timelines and Pricing

EQUIPMENT INSTALLATION/TECHNICAL AND ENGINEERING SUPPORT SERVICES

1)	Equipment Installation Outside of Normal Work Hours
2)	Technical and Engineering Support Services

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Connected Subscribers

•

Definition of a Connected Subscriber.  A “Connected Subscriber” shall be defined as an active subscriber as identified in Customer’s subscriber master file and ledger activity report on the last processing day of a processing month.  As a point of clarification, in the event that a subscriber is utilizing several services (e.g., video, high speed data, and telephony services) on a single subscriber account on the last processing day of a processing month, such subscriber shall be counted as *** (*) Connected Subscriber.  However, in the event that a subscriber is utilizing several services (e.g., video, high speed data and telephony services) on ***** (*) separate subscriber accounts on the last processing day of a processing month, such subscriber shall be counted as ***** (*) Connected Subscribers.

As a point of further clarification, there are currently ***** (*) service combinations that are possible in accordance with the definition of a Connected Subscriber and the counting of such:

▪	Video Only
▪	HSD Only
▪	Voice Only
▪	Video/HSD
▪	Video/Voice
▪	HSD/Voice
▪	Video/HSD/Voice

Conversion Bonus

•

As an ****** *******’* ***** in ********** **** *** ********** under Section 12.3(a), *** ****** ** *** ******** a ******** ***** ******* of $**** (the “********** *****”) for **** ********* ********** that ******** ******** ** *** **** ******* ****** (a “********* ********* **********”).  The ********** ***** **** ** ****** ** ******* upon ********** *** *** *** ******* ** *** **** ******* ** **** ********* ********* ********** in the ***** ********* *** ***** of the ********** ** **** ********* ********* **********.

Incentive Bonus

•

As an ********* ** ******* * *********** ****** ** ********* *********** *** *** ******** ** *** **** under Section 12.3(a), *** ****** ** *** ******** ** ********* ***** ***** ** $**** for **** ********* ********* ********** (the “********* *****”), subject to the ******* ******** ********* ********* *****.  Such amount will be ******** ******* ********’* **** ** ***** ******* ******* **** *** ********* ****, as follows:  The ****** ** ********* ********* *********** **** *** ********* ****** **** ***** **** ** ********** by $****, and ******* ** *** ***** ****** ** ****** ********* ** *** ****.  Such amount will be ********** **** ***** ********* ***** ******* ********* ********** *** ***** ****** ****** *** ****.  See Examples 1 and 2, below.

********* ***** *********** example:

Example 1:  ** * ******* *********** ******* **** *** ** *** *** ** ****** ***** **** *** **** ******* * ******* ****** ** ********** *********** * ** ******* ********* ** *** ***** ** **********

Example 2: ** ** ********** ******* *********** ******* **** *** ** *** *** ** ********* ***** **** *** **** ******* ** ********** ******* ****** ** ********** *********** * ** ******* ********* ** *** ***** ** ******** ********* ** ** ********* ********* ***** ** ************

•

Following the Conversion Date, the **** ****** ** *** ********** ********* ***** **** ** ****** ** **** ***** **** ******** ********* ** ***** ********* ********* ***********.  If, in any *****, ******** **** *** **** ** ***** ********* ********* ***********, the ********* ***** ******* *** **** ***** **** ** ******* ** ** ****** ***** ** *********th of the ***** ******* *** *** **** ********* ********** ***** ********** *** ** ** ***** **** *** ********* ***** ** ******* ***** ****.  See Example 3.  By way of clarification, *** ********* ********* ** *** ********* ***** ***** **** ********* **** *********** ******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*** ****** ** *** ********* ***** ******* *** **** *****, and will not be ******** ** *** ****** ** ********* *********** *********. See Example 4.

********* ***** **** ** *********** ******* example:

Example 3: ******** ** ********* ******* ****** ****** ** ********* ** ** *** ***** ********* *** ********** **** *** ***** ********* *********** ***** ***** *** *** ****** *** ******** ********* **** ** ********** ** ********

**** **** ***** * ******* * ******* * ****

************* ******* *********.  ***** *** ****** **** ** ******* ** ******* ** ******** *** **** ******

Example 4*  ** ** *** **** ****** *** ***** ********* *********** ******** ** ****** *** **** ******* ****** ****** ** ******** ** *********** *** ******** **** *** ****** *** ******* ****** **** ** *** ********* ******

In the event this Agreement is terminated, except for the limited scenario in which CSG terminates this Agreement without cause prior to the expiration of the Term, ******** ***** ******* ** ******** ** * ****** nor *** ******* ******* ** *** ********* *****, because it shall *** **** *** *** ********** ** **** ********* ********* ** **** *** ********* *****.  If CSG does terminate this Agreement without cause prior to the expiration date, then ******** ***** ** ******** ** ** ******* ****** ** ********** ** *** *********: ****** ** ********* *********** at the time of *********** ********** by $**** ********** by the ****** ** ****** ********* ** *** ****, ******* ** *** *********** *** ********** as ********* ***** if ********* *********** are **** **** ********* ** *** **** ** ***********.

Fees, Quotes, SOW, and Other Conditions

•

All fees, rates and prices other than the BSC and VSF are placed in this Agreement for purposes of establishing CSG’s rate for the applicable feature, service or product, in the event Customer requests any such feature, service or product and has not otherwise negotiated a different rate in writing for same.

•

All fees charged on an hourly basis are based upon the rate expressly provided herein this Schedule F.  In the event that an hourly rate is identified as “Quote,” such rate shall be at $****** per hour, unless otherwise specified by CSG in the written Statement of Work given to, and executed by, Customer.

•

All Statements of Work shall contain sufficient details to permit Customer to understand the Parties’ responsibilities for the project, the level of expertise required, and for fixed fee Statements of Work, a breakdown of the fees for the project components.

•

Upon the application of any fee increase under Section 5.3(a) of the Agreement, CSG may round the revised fee to the same order of magnitude as the previously applicable fee, provided, however, that all future fee adjustments shall be based on the original fees set forth in this Schedule F and not any such rounded amount.  For avoidance of doubt, the following example illustrates the previous sentence.

Example:  Rate as of the Effective Date is $******.  Applying the fee increase under Section 5.3(a), then the fee as of June, 2009 shall be $****** or ($****** ********** by ******).  The fee as of June 2010 shall be $****** determined as $****** ********** by ****** or (****** **).

•

Notwithstanding anything in this Schedule F to the contrary, *** **** *** ****** ******** *** **** ** ******** ** ********** *** ********** ********** ************ in Section 12.3 of the Agreement, including, without limitation, any ****** ****, but ********* *** **** ******* ** *********** ***** ***** ******** (otherwise set forth in this Schedule), ***** ***** ******** ******** ** ******** and ********** *** ********* ****** and *************.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG Services

I.	Processing
a)	Non-Rated Video, Non-Rated High Speed Data, and Telephony

Minimum Commitment.  Subject to the Divestiture Exceptions described below, ** ******** ***** ** ******* the ******* ********** by the ************* ****, ******* ** *** ******, shall either (a) *** *** ** ****** ***** to (i) the *** *** ********* ********* ***********,  ********** by (ii) the *********** ******* ** *** ******* ********** or (b) if the ******* ********** *** ********** ** *** ****** ** ****** from the ************* ****, ****** *** ************* **** by giving written notice to CSG until the ******* ********** ** ***, not to exceed ** ********** ******.  If the ******* ********** has not been met by the *** ** *** **** ***** as provided by (b), then (a) shall apply for any remaining amounts due.

Interim Determination.  If Customer fails to achieve the ******* ********** as of the **th ***** following the ********** **** (the “******* ************* ****”), then ******* ***** *** *** ** ****** ***** to (i) the *** *** ********* ********* *********** ********** by (ii) the number of ********** ****** ** ** **** **** that are ***** *** ******* **********.  Upon such *******, the ******* ********** ***** ** ***** ** *** ****** ********** ****** ********* *** ******* ************* **** to ********* ******* *** ******* ********** ** *** by *** ************* ****.  If ******* ******* *** ******* ********** as of such ******* ************* ****, then the ****** ********** ****** shall be **** ** *********** ******* *** ******* ********** is *** ** *** ************* ****. For purposes of this Section, the “******* **********” will be *********** *********** ******.

Divestiture Exceptions: For purposes of determining whether the ******* ********** or ******* ********** is met (as applicable), ******** **** ** ******** *** *** of any ******** ********* *********** ********** by the ****** ** ****** ******* (i) the ***** ********* *********** and (ii) the ************* **** (or ******* ************* ****, as applicable).  For purposes of *********** **********, ****** “*****” of ********* *********** shall *** ** ***** **** *******.

i)Basic Services Charge (“BSC”).  Customer shall pay CSG the BSC monthly calculated pursuant to the row in the table immediately below, which corresponds to the total number of Connected Subscribers in such month.

Total Number of Connected Subscribers	Monthly BSC
▪********* and greater	$****** per Video and/or HSD Connected Subscriber
▪********* to *********	$****** per Video and/or HSD Connected Subscriber
▪********* to *********	$****** per Video and/or HSD Connected Subscriber
▪********* to *********	$****** per Video and/or HSD Connected Subscriber
▪********* to *********	$*********** **** ***
▪Below ********* (******* ****):	$****** per Video and/or HSD Connected Subscriber up to ********* Video and/or HSD Connected Subscribers
$****** per Video and/or HSD Connected Subscriber in excess of ********* Video and/or HSD Connected Subscribers

Note: The BSC tiers, as set forth above, are intended to be cumulative and not incremental.  As an example, ** ******** *** ********* ********* *********** *** *** ******* *****, the *** *** **** ********* ********** ********* ***** ****** *********** ******** ***** ** $******.

ii)Voice Services Fee (“VSF”) (incremental to the BSC)

Voice Service Account Structure	Monthly VSF
▪Voice Service on an account with Video and/or HSD	$****** per such account
▪Voice Service on a standalone account	$****** per such account

Note 1:  As a point of clarification, the VSF, which is added to an existing Video and/or HSD Connected Subscriber’s account is incremental to the BSC.  As an example* ** ******** *** ********* ***** ****** *** ********* *********** ** *** ******* ******* ***** *** ** **** ********* ********* ************ ******* *** ********* ***** ******** ** ** ******** ***** ****** *** ********* ********** ******** *** ***** *** ** ******** ** *** ******* ***** ****** *** ********* *********** ********* ***** ******** ***** ** $****** *** **** ********* *********** ********** ** *******:  (the then ******* *** ** $******) * (*** *********** ***** ******** *** ** $******).

Note 2:  In the event that the only service on a Connected Subscriber account is voice, Customer shall pay CSG $****** per month for such Connected Subscriber in accordance with the fees set forth in the table immediately above.  As an example, ** ******** *** ********* ********* *********** ** *** ******* ******* ***** *** ** *** ********* ********* ************ ****** *** ********* *****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******** ** ********** ********* *** ***** *** ** ******** ** *** ****** ********* *********** ********* **** ***** ******** ***** ** $****** *** **** ********* ***********

Note 3:  Notwithstanding any other provisions of this Section 2 to the contrary* *** ***** *** **** ** ******** ** *** ***** ***** *** ****** $****** ********** by the ***** ****** ** ********* ***********.

The Monthly BSC for Non-Rated Video and Non-Rated High Speed Data, and VSF for Telephony ******** *** *********:

1.	** **** ******* ********** *** **** ****** ** ***** ********** ******* ******* ******* **** ***** ******* ******** *********** ** **** *** ****** ** ****
2.

****** ********* ****** * * **** ****** **** ******** *** *** *********** ** ******** ****** *** ******** ******* ********* **** ****** ******** ********** **** ******* ******* ****** *** ********** *********  ******** ***** ***** ** ******** **** **** ****** *** **** **** ** **** **** ***** ********** ******* ********** **** * ********** **** ******** **********  ** *** ***** * ********** **** ****************’* ********** ******* ****** ***** ********* ************ *** ***** ****** ******** *** **** *** ***** ** ******* ***** ***** *** *********  ** *** ***** ******** ******* *** **** **** ******** *********** **** ******** ***** *** *** *** **** **** ******** ********** ** ****** ** *** **** ** ***’* **** ******* ******

3.

*** *** **** ************* ******** ******** ******* ***** ******** ******** *** ******** ** *** ******** ******** ********* ********* *** ******* ************* ** ******* ***** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****

4.

********* ********* *** *********** *** *************** ********** ********* ***** ****** *** **** *** *** *** ********* ***** ********* ********* *** ******* ******* **** ********* ******* ***** ************* ******** ********* ******* ********** ***** ** ******* ***** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****

5.	********* ********* ****** **************
6.	*************
7.	******** ***** ******* ***** ******* *** ***********
8.	****** **** ***** ***** *** ****** ** ******* ******
9.

******** *** ******* ***** *** *** ** *** *** *** ******** ******** ******** ****** ****** ** **** *** **** ******** ** *** ****  ** *** ***** **** *** ** ********’* ****** ********** ******* **** **** *** *** ******** ******* ******** ****** ** *** ***’* **** ******* **** *** *** ********** ******** ******* **** *** ***** ********** ****** ** ******* *** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****

10.

*** *** *** ***** **** ******* **** ******** ********** ****** ***** ***** ****** ***** ********* ****** ***** ***** ***** ***** ******* ***** ******* **** ***** ******** ***** ********* ***** ******** ********* ****** ***** *** **** ***** **** ****** ** ******* *** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****

11.	********* ****** ********* * *************
12.	***** ************
13.

******* ****** ******** ********** ******** ******** ********* ***** ******** ********* ********* ******** ********* ************* ******** ********* ***** ******* ****** ******* ***** ********** *** ******* ***** ****** ** **** ** ******* ********** ****** ** ******* *** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****

14.

**** *********** **** ************* ******** ******** ********** **** **** *********** **** ***** ********* **** **** *********** **** **** ****** **** ********* ******* ***** **** **** ****** ******* **** **** **** ****** ******* ******* **** **** ****** **** ***** ******** **** *** **** ***** **** ******** **** *** **** ************ *** ************ *******

15.	***** *** ****** *** ***** ******** ****** ** ******* **** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
16.	**** ******* ***** ***** ************** *** ********** **** ************ ****** ** ******* *** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
17.

***** ********* ******* ******** *** ********* ***** ***** *** *** *** ************ ********** *********** ********* ********* ****** *********** **** ******* ********** **** ** **** ******* ********** ** *** ***** ******* ********** ***** ********* ******* *********** ********* ***** ***** *** ************ *** ****** *** ****** ****** *** *** *** ************ ****** ** ******* **** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

18.	*** ******* ****** ** ******* **** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
19.

**** ***** **** ********* ******* ******** *** ********* ***** ***** *** ************ ************ ****** ** ******* **** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****

20.

********* *** ******** ************ ********** *********** *** *********** ********** ****** ** ******* **** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** *** *** *** ******* ***** ** ****** ** *********

21.	***** ********* *********** *** ******* ****** ** ******* **** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
22.

******* ********* ******* ************* *** ** *** **** ********** **** *** *** ********* ************* **** *** ** *** ****** ******* ********* ************  *** ********** ********* ************** ** ******* ** *** ******* ********* ************* *** ** ********* ***** * **** ******** ********* ** **** ** ***’* **** ******* *****.

23.

**** ********* ********** ****** ******** **** ******** ***** ***** *****  ******** ******* ********* ****** ******* ******* ********* ******* ********** ********* ********* ** *** ********* *** ********** ********* *** **** ********* ****** ** ******* ***** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****

24.	******* **************** ***** *** *********** ******** ******** *** **** *** *******
25.	********* ******** ******** ***** ******
26.

******** *** ********** ***** *** *** ****** ******* ** **** *** ****** ********* ** ******** ** *** **** ****** ** ******* ****** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****

27.	******* ************ **********
28.	**** ******* *********** **** *********** * **** ******** ** ******* ******* ******* ****** ** ******* ***** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
29.	******** *** ********* ****** **** ********* ****** **** ******** ************* *** ************
30.	******** *** ********* ********** ******* ***** ********* *** ***** *** ******** ************* ************ ***** ******* ************ ** ******* ********** *** ************
31.	**** ******** ******** **********
32.

********** ******** *** ***** *** *** *** *********** ********* ** ******** **** * *********** ******* ******** ** *** ****’* ******** ********** ********* ** ********** ** ******** ** ****** *********** *** *********** *** *** ******** ** ******* ******** ********* **** **** **** **** ****** ************ ****** ** ******* ** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****

33.

******** ******* *** *********** *** *****  **** ************** **** ****** ** **** ***** ***** **** ****** ** ********** ****** ******* *** ******* ****** ** ******* * ***** *** ******** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****

34.

*** ******** ******* *** *********** *** ******** ******* ******** ********* ******* ******** ****** ******** ****** *********** *** ******** *********** ****** ** ******* * ***** *** ******** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****

35.

********* ******* ******** ******* *** *********** *** ********* ******** *** ********* ******* ** ****** ******* ********* ***** ******** ****** ** ******* * ***** *** ******** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****

36.

******** ********* * ******* ********* ******* *** ******** *********** ***** ******** ******* *** ****** ******* ******* ******** ******** *********** **** *** *********** *** **** ******* *** *********** *** *** ********* ******* ******* ******** *********** ******* **** ***** **** ******** **** ********* **** ********* ********* ********** ******** ********** ********* *************** ******* ** *** ********** ***** *** ***** *********  ***** ** ******* ** ***** *** ******** ******** *** ***** ********** **** ******* **** *** ****** ********** *** ******** **** *** ****

37.	*********** ******* ************* *** ******** *** ******* ************* *** ***** ****’* ******** ******* ** **************************
38.

***** *** ******* ******** ***** **** *** ******** ******** ********** ******* ******* ** ***** *********** *** *** **** ******* ***** ** ********* ** *** ** ********** **** *** *** – *********** ** ***** **** ******* ******* ******** *********** ******** ***** ********* *** ***** ******** **

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

**** ** **** ***** ***** ********** ******* ** ******* **** ******* ** ***** **** ** ** **** ** ******** *********** *** ***** ***** ** ** ****** ** ******** ** *********** ***** ********** ************ ** ******** ** ******* *** **************  ******** ****** **** ** ******* ******** *** ******* ******** ** ********* *** *** ********* ** ***’* ******* ** ******* ******* ********** ******** *** **** *************  ** *** *** ******* ** *** ********* ** ***** ***** *** **** ********* ******* *** *** ********** ******** ** *** *** ******** ** ********** **** ********’* ******* ********* **************** *** ***** *** ****** ******** *** ************** **** ******** ****** *** *********** ********** ** ****** ********* *** ** ***’* ******** ** ************ ***** *** ********** *** ********** *** ***** *** ****** ******** **** *** *** ************** ** ****** ** **** **** **** ******* **** ******** ** ** *** ********* **** *** ***** *** ******* *** **** ***** ***** ** ** ***** *********** ** ********* ******  ******** *** *** ****** ******** ** *** ****** *** *** ************** **** ******** ** *** ** *** ***** ** * ****** ** * **** ** ************

39.	********* ********** *** ******* ******* ** *** ********** ***** ****** *** ************ ******** ** ******* *** ** ******** *********
40.	**** ****** ******* ********* ******* ********* ** **** ** ******** ** * **** ** *** ***.

Monthly Fee for Voice Services ******** *** ***** **** *** ********* ****** ***** ***** *** ******* ******** “*** ******* *** *** ********* ***** *** ********* **** ***** ***** *** *** *** ********* ******** *** **********”, as such items relate to ***** ********, and with the ********* ****** ** *************:

1.

********* ********* ** ********* ** **** ******** ******** ********* ****** ********* *** ******* **** ********** ** **** ********* ****** ******  ******* ********* ***** *** ********* ** ******* ********** ** *** ** ********** **** ******* #********* **** *** ***** *** * ******** **********

2.	********* ****** *************** ** ********* ** **** ********* ****** **********
3.

***** *** ******* ** ********* ** ***** **** *** **** ******* ***** ***** ********** *** ***** ****** ******** ********** ** *** ******* ** ****** **** **** ******** ** * ***** ***** ***** **** *********  ******* ******** ** *** **** ** * ******** ********* *******  ******** **** ******* **** ** *** ****** **** *** ********** ********* ****** ********* ******* ********* ****** *********** ******** ******* ***** ***** ********** *** ******** ******* ********* ********* ******* ****** *********  ****** ******* *** ********** **** *** ***** *** * ******** **********

4.

***** ********* ******* ** ********* ** ***** **** *** **** ******* ******* ********** ******* ********** **** *** ******** ** *** ***** ********* *** *** ***** *** *** ******** ** *** ***** ********* *** *********** ******

5.

******* **** ********* **** ******** ** ********* ** ***** ******* **** ******** *** **** ******* ********** **** ***** *********  *** ***** *** ** ******* ** ***** *** ******** ******** *** **** ******** ** *** *** *** ***** ** ******* *** ***** *** ******** ******** ****** *** ************* ** ***** **************

6.

******* ********** ******* ********** **** ** ** *** ********* ** *** ******* ***** ************ **********  *** ****** ***** **** ********** ** *** ****** **** ******** ***** ****** *********** ************* ************* *** ************ ******** ********** *************  ******* ********* ***** *** ********* ** ******* ********** ** *** ** ********** **** ******* #********** ****** *********** ************* ************* *** ************ ******** *********** *** ******** ***********

7.

******* *** *** ******* ********** **** *** ****** *** ************************* *** ************  *** ******* *** ** ******* **** ***** *** ******** *** **** ******** ** *** *** *** ***** ** ******* *** ***** *** ******** ******** ****** *** ************* ** ***** **************

8.

******* ********** ******* ********** **** *** ******** ** *** *** **********  *** **** ******** ***** ***** *** ********* ******* *** ***** **** ** * ***** *** ******** ** ****** *** ******* **** ****** ********

9.	******* ** ******* ********* ******** ********* ** *** ******* ******* ******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

iii)  Other Primary Services for Non-Rated Video and Non-Rated High Speed Data

Description of Item/Unit of Measure	Frequency	Fee
A.Pay Per View (PPV):
1.Creation of New Supplier Schedule (per *** ******** ********, per ****** *********)
• Creation of New Supplier Schedule with Expedite (per ****** *********)	*** *******	$******
• Creation of New Supplier Schedule with Special Build (per ****** *********)	*** *******	$******
B.Equipment Inventory:
1.Add New Equipment Model: (per ****** *********)
• Add New Equipment Model with Expedite (per ****** *********)	*** *******	$******
• Add New Equipment Model with Special Build (per ****** *********)	*** *******	$******
C.Test Production System Access: (Note 1)
1.Subscribers in excess of ***** (per ********* **********)	*******	$******
2.Support (per ******/per ****)	*** *******	$******

Note 1:  These fees ***** *** ** ******* ****** ******** ******* *** ***** ** **** ********** ******** ********* ***** ** *** ******* ***** ********** ********** ** *** ***.

b)  Ancillary Services for Non-Rated Video, Non-Rated High Speed Data, and Telephony (as applicable)

Description of Item/Unit of Measure	Frequency	Fee
A.Archival for Reports:
1.Duplicates (Note 1)
• CD-ROM (per **** **, per ****** *********, excludes *******)	*** *******	$*****
• DVD (per **** ***, per ****** *********, excludes *******)	*** *******	$*****
B.Database Maintenance Requests:
1.Account Number Format Change: (per ****** *********)	*** *******	$******
2.Addition for a System, Principle or Agent: (Note 2)
a.Setup of New System (per *** ******)	*** *******	$********
b.Setup of New Principle/Agent (per *** ***************)	*** *******	$********
c.Add New Agents (up to 10) (per *** ******)	*** *******	$******
3.Passers (variable lead time): (per ******)	*** *******	******** *
4.Other Mass Adjustments: (per **** **********)	*** *******	******** *
C.Other Programming Requests:
1.Data Extracts:
a.Setup (per **** *******)	*** *******	*****
b.Recurring (per **** *******, per ********* **********) (Note 3)	*******	$******
c.Refreshes and updates (per **** *******)	*** *******	*****
2.Special Report Requests:
a.Special Reports, Fiche, or Research (per ****** *********)	*** *******	*****
3.Tape Requests:
a.General Ledger or Financial Summary (per **** ****, per ****** *********)	*** *******	$******
b.General Ledger and Financial Summary (per ****** *********)	*** *******	$******
D.De-conversion fees: (Note 4)
1.De-conversion Files:
• Test Files (per *** ** **** *****, per ****** *********)	*** *******	$*********
• Final Files (per *** ** ***** *****, per ****** *********)	*** *******	$*********
2.Online Access (per ****** *********)	*******	*****

Note 1:  CSG shall provide Customer with *** (*) ********* ***** ** ****** ** ** **** ** ********** ******** *** ********’* ********* ********** ****** *** * *** ** $******** *** ********* ********  **** ********* **** **** **** ******* ***************** **** *** ********* ********* ******’* ** *** **************** ******  *** ***************** ********** ******* *** *** ** ********* *********** *** **** ************ ******** * ***** *** *******

Note 2: As a point of clarification, these fees are not charged during ******* **********.

Note 3: The recurring fee in relation to *** (*) *** ***** **** ******* *** **** ******** ** *** ***.  Any additional data extracts, as may be requested by Customer, may be provided at the rates set forth in the table above.

Note 4: De-conversion Fees.  Paid to CSG in accordance with the Agreement.  Online access is calculated in ******* ********** ***** *** ** ** ****** (**) ****.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

c)  Ancillary Voice Services

Description of Item/Unit of Measure	Frequency	Fee
A.Third Party Communication Software for Voice Services (per ********** ****) (required for Voice Services) (Note 6)	*******	$****
B.New or Updates to Calling/Usage/Rating Plans (Note 1)	*** *******	*****
C.Updates to existing Service Order Distribution and RDS Interfaces (per ******, per ****) (Note 2)	*** *******	$******
D.Configuration Changes and Testing in relation to existing voice environments (per ******, per ****) (Note 2)	*** *******	$******
E.Data Storage (usage and rating, gating and filtering, and revenue assurance) (per ********)	*******	$******
F.Voice House Population and MSAG Process
1.Voice House Population
▪* ** ******* records	*** *******	$********
▪******* to ******* records	*** *******	$********
▪******* to ********* records	*** *******	$********
▪greater than ********* records	*** *******	*****
2.MSAG Process
- Setup, Verification, and Certification (Note 3)	*** *******	$*********
- Load of MSAG Guide file (per ****, up to ******* (**) ******)	*** *******	$********
- Load of MSAG Guide file (per ****, per ********** ***** ****** *** ******* ** ****** requested)	*** *******	$******
- Exporting and Importing of Records (Note 4)
▪* to ******* records	*** *******	$********
▪******* to ******* records	*** *******	$********
▪******* to ********* records	*** *******	$********
▪greater than ********* records	*** *******	*****
3.MSAG Validation Support for all Customer Markets Launching ACP for Voice (Note 5)	********	$*********
G.Optional Gating and Filtering
1.Processing of Required Records (per ****** ***** or ********)	*******	$******
2.Electronic Transfer of File (NDM or FTP)	*******	** ******
3.9-Track Tape (per ****, plus ******* and ******* ****)	*******	$******
H.******* ***+4
1.Implementation	*** *******	$*********
2.Maintenance and Support	********	$*********
I.Commtax User Override	********	*****

Note 1: New or Updates to Calling/Usage/Rating Plans.  Quote relates to services requested by Customer beyond those provided in the initial installation.

Note 2: Updates to existing Service Order Distribution and RDS Interfaces and Configuration Changes and Testing in relation to existing voice environments.  All updates to existing service order distribution and RDS interfaces and configuration changes and testing in relation to existing voice environments, the associated fees, and applicable lead times shall be set forth in a mutually agreed upon Statement of Work.

Note 3: Setup, verification, and certification of the MSAG process.  Relates to the setup and implementation of the MSAG process between CSG, Customer, and Customer’s chosen third party vendor.

Note 4:  Exporting and importing of records.  CSG will export records from the CSG telephony database to Customer’s chosen third party vendor and import records from Customer’s chosen third party vendor into the CSG telephony database.

Note 5: CSG will provide MSAG validation to Customer’s markets launching the CSG® ACP for voice address database.  ******** ******** ** ******.

Note 6: Notwithstanding Section 5.3(c) of the Agreement, Third Party Communication Software for Voice Services shall *** ** ******* ** *** ********* *** ***** ***** ****** ********** beyond those applicable under Section 5.3(b) of the Agreement.

d)  Care Express (Self-Care)

Description of Item/Unit of Measure	Frequency	Fee
1.Installation Services	*** *******	*****
2.Ongoing Web Page Maintenance and Programming Services (minimum * ****)	*** *******	*****

e)  Account Hierarchies

Description of Item/Unit of Measure	Frequency	Fee
1.Processing (Note 1)
a.Processing Per Leaf Account	*******	$******
2.Print and Mail (Note 2)
a.Startup –Generic AESP Format (******* ***) (per *******)	*** *******	$********
b.Generated Report Flats

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee
▪Generation of Detail Group Report	*** ******** *** ****	$******
▪Generation of Summary Group Report	*** ******** *** ****	$******
▪Report Processing – Report Detail Page (per ****)	*** ****	$******

Note 1: Refer to Section 1.3.1 Core Processing Print and Mail, Print Suppression Fee to determine if additional print suppression fees are applicable.

Note 2: Refer to Section 1.3.1 Core Processing Print and Mail, for other optional services associated with Print and Mail.

B.Leads Tracking

Description of Item/Unit of Measure	Frequency	Fee
A.Processing Per Lead On File (Note 1)	*******	$******

Note 1: Includes ***** standard ACP reports.

CSG SERVICES

II.	Interfaces
A.	Video

Description of Item/Unit of Measure	Frequency	Fee
A.Audio Response Units (ARU)
1.Startup Services for Supported Third Party ARU Applications (Note 1)	*** *******	***** ***** ** $****** *** ****
2.Interface Certification Services for Non-Supported Third Party ARU Applications (per *************) (Note 11)	*** *******	***** ***** ** $****** *** ****
B.Automatic Number Identification (ANI)
1.Startup Services for Supported Third Party ANI Applications (Note 2)	*** *******	***** ***** ** $****** *** ****
2.Interface Certification Services for Non-Supported Third Party ANI Applications (per *************) (Note 11)	*** *******	***** ***** ** $****** *** ****
C.Addressable Equipment
1.Startup Services for Supported Analog Interfaces (Note 3)	*** *******	***** ***** ** $****** *** ****
2.Processing Changes to existing Addressable Controllers (Note 4)	*** *******	***** ***** ** $****** *** ****
3.Startup Services for HITS Digital Interfaces (Note 5)	*** *******	***** ***** ** $****** *** ****
4.Startup Services for HITS to Home Digital Interfaces (Note 6)	*** *******	***** ***** ** $****** *** ****
5.Startup Services for G.I. ACC4000D Digital Interfaces (Note 7)	*** *******	***** ***** ** $****** *** ****
6.Startup Services for Other Supported Digital Interfaces (Note 8)	*** *******	***** ***** ** $****** *** ****
7.PCB Changes: (per ******#, per ****** *********) (Note 9)
• PCB Changes with Expedite (per ******#, per ****** *********)	*** *******	$******
• PCB Changes with Special Build (per ******#, per ****** *********)	*** *******	$******
D.Video On Demand (VOD)
•Startup Services for Supported Third Party VOD Applications (Note 10)	*** *******	***** ***** ** $****** *** ****
•Interface Certification Services for Non-Supported Third Party VOD Applications (per *************) (Note 11)	*** *******	***** ***** ** $****** *** ****
E.****** *** ****** (Sales and Use Tax) (Note 12)
1.Startup (Note 13)	*** *******	***** ***** ** $****** *** ****
E.4030 to Lantronix Conversion: (per ******#*#, per ****** *********)	*** *******	$******

Note 1: Startup Services for Supported Third Party ARU Applications.  The startup fees, for Customer’s system principles utilizing the standard ARU API with a supported third party ARU application at the time of conversion to ACP, *** ******** ** *** ********** ********.  In the event that Customer requests CSG to provide startup services for any system principles subsequent to the conversion to ACP, the startup fee will apply.

Note 2: Startup Services for Supported Third Party ANI Applications.  The startup fees, for Customer’s system principles utilizing the standard ANI API with a supported third party ANI application at the time of conversion to ACP, *** ******** ** *** ********** ********.  In the event that Customer requests CSG to provide startup services for any system principles subsequent to the conversion to ACP, the startup fee will apply.

Note 3: Startup Services for Supported Analog Interfaces.  The startup fees, for supported interfaces to Customer’s analog equipment at the time of conversion to ACP, *** ******** ** *** ********** ******** **** ** *** ***** ** ******* *.  In the event that Customer requests CSG to provide such interfaces subsequent to the conversion to ACP, the ******* *** **** *****.  As a point of clarification, *** *******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*** ******* **** ** *** ***** ****** ********* *********** ** * ****** ******** ************* ** **********.  Each ********** ****** ********* ***** ** *** **** **** ******** ************* ** ********** **** ** ******** * ********** ****** **** ** ********** **** ******* *** ** *** ***** *****.

Note 4: Processing Changes to existing Addressable Controllers.  A processing change relates to either adding an additional port to an existing addressable controller or adding an additional system principle to an existing addressable controller.  In the event that additional services are required in CSG’s evaluation of the Customer’s environment, in relation to any processing change, a startup fee may apply in lieu of a processing change fee.

Note 5: Startup Services for HITS Digital Interfaces. The startup fees, for Customer’s system principles utilizing the HITS digital interface at the time of conversion to ACP, *** ******** ** *** ********** ********.  In the event that Customer requests CSG to provide startup services for any system principles subsequent to the conversion to ACP, the startup fee will apply.

Note 6: Startup Services for HITS to Home Digital Interfaces. The startup fees, for Customer’s system principles utilizing the HITS to Home digital interface at the time of conversion to ACP, *** ******** ** *** ********** ********.  In the event that Customer requests CSG to provide startup services for any system principles subsequent to the conversion to ACP, the startup fee will apply.

Note 7: Startup Services for G.I. ACC4000D Digital Interfaces.  The startup fees, for interfaces to Customer’s G.I. ACC4000D digital equipment at the time of conversion to ACP, *** ******** ** *** ********** ********. In the event that Customer requests CSG to provide such interfaces subsequent to the conversion to ACP, the startup fee will apply.  As a point of clarification, the startup fee applies only to the first system principle interfacing to a single hardware configuration or controller.  Each additional system principle added to the same such hardware configuration or controller will be assessed a processing change fee, in accordance with section C.2 of the table above.

Note 8: Startup Services for Other Supported Digital Interfaces.  Startup fees do not include the cost of any required hardware, any required third party software, or any associated maintenance costs.  Such additional costs shall be quoted to Customer at CSG’s then current rates.  The startup fees, for interfaces to Customer’s digital equipment at the time of conversion to ACP, *** ******** ** *** ********** ********. In the event that Customer requests CSG to provide such interfaces subsequent to the conversion to ACP, the startup fee will apply.  As a point of clarification, the startup fee applies only to the first system principle interfacing to a single hardware configuration or controller.  Each additional system principle added to the same such hardware configuration or controller will be assessed a processing change fee, in accordance with section C.2 of the table above.

Note 9: PCB Changes.  Fee applies to PCB changes that are not associated with startup services.  Example: Adding a new converter type to an existing interface.

Note 10: Startup Services for Supported Third Party VOD Applications.  The startup fees, for Customer’s system principles utilizing the standard VOD API with a supported third party VOD application at the time of conversion to ACP, *** ******** ** *** ********** ********.  In the event that Customer requests CSG to provide such interfaces subsequent to the conversion to ACP, the startup fee will apply.

Note 11: Interface Certification Services for Non-Supported Third Party Applications (ARU, ANI, and VOD).  Any interfaces, accomplished by Customer through the standard ARU, ANI, and VOD APIs, must be certified by CSG prior to the integration of such interfaces.  The fees set forth above for interface certification DO NOT INCLUDE any technical services that may be requested by Customer in relation to the client side integration of Customer’s third party applications.  As a point of clarification, the fees assessed for startup services, support services, and technical services ARE INCREMENTAL to the fees assessed in relation to certification services.

Note 12: ****** *** ****** (Sales and Use Tax).  Customer is responsible for third party vendor agreement and any associated fees.

Note 13: Startup Services for ****** *** ****** (Sales and Use Tax).  The startup fees, for Customer’s system principles utilizing Vertex (Sales and Use Tax) at the time of conversion to ACP, *** ******** ** *** ********** ********.  In the event that Customer requests CSG to provide startup services for any system principles subsequent to the conversion to ACP, the startup fee will apply.

B.	High Speed Data

Description of Item/Unit of Measure	Frequency	Fee
1.Startup Services for Supported Third Party HSD Provisioning Applications (Note 1)	*** *******	***** ***** ** $****** *** ****
2.Interface Certification Services for Non-Supported Third Party HSD Provisioning Applications (per *************) (Note 2)	*** *******	***** ***** ** $****** *** ****

Note 1: Startup Services for Supported Third Party HSD Provisioning Applications.  The startup fees, for Customer’s system principles utilizing the standard HSD provisioning API with a supported third party HSD application at the time of conversion to ACP, *** ******** ** *** ********** ********.  In the event that Customer requests CSG to provide such interfaces subsequent to the conversion to ACP, the startup fee will apply.

Note 2: Interface Certification Services for Non-Supported Third Party HSD Provisioning Applications.  HSD provisioning interfaces, accomplished by Customer through the standard HSD provisioning API, must be certified by CSG prior to the integration of such interfaces.  The fees set forth above for interface certification DO NOT INCLUDE any technical services that may be requested by Customer in relation to the client side integration of Customer’s third party applications.  As a point of clarification, the fees assessed for startup services, support services, and technical services, ARE INCREMENTAL to the fees assessed in relation to certification services.

C.	SmartLink BOS (Note 1)(Note 2)

Description of Item/Unit of Measure	Frequency	Fee
1.Installation and Startup	*** *******	***** ***** ** $****** *** ****
2.Interface Development and Technical Services (Note 4)	*** *******	***** ***** ** $****** *** ****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee
3.Interface Certification Services for Non-Supported Third Party Applications (per *************) (Note 5)	*** *******	***** ***** ** $****** *** ****
4.Smartlink BOS transactions per peak hour: (Note 3)
▪Up to ******* TPPH	*******	******** ** ***
▪From ******* TPPH to ******* TPPH	*******	$*********
▪From ******* TPPH to ******* TPPH	*******	$*********
▪From ******* TPPH to ******* TPPH	*******	$*********
▪From ******* TPPH to ******* TPPH	*******	$*********
▪From ******* TPPH to ******* TPPH	*******	$*********
▪******* TPPH +	*******	*****

Note 1: CSG will only support the current release plus the ***** (*) ***** ******** of  SmartLink BOS at any given time, as such versions are defined by CSG in its sole discretion.  If Customer desires to continue maintenance coverage and CSG support, Customer shall be required to upgrade its production version of SmartLink BOS, so as to maintain currency within its application and ensure CSG’s ability to support Customer’s version of the interface.

Note 2: Customer hereby agrees to a cap on the number of Smartlink BOS requests of up to ******* per peak hour.  A “peak hour” is defined as the maximum request volume during any given hour during a *********** **** ***.  The number of SmartLink BOS requests that are “******** ** *** ***” will be capped at ******* requests per peak hour.  If the number of requests exceeds ******* requests in a peak hour, Customer shall be charged in accordance with the volume tiers set forth above.

To facilitate that CSG has the proper operating environment in place to support Customer, Customer shall provide CSG with a ******* ********* *** ******* ****** ******** ***** ** *** ***** *** ** **** ******** ******* (the “***** ********”).  Such ******** *** **** ***** ***** ** ** ********* ****** *** * **** **** ** *** ***.

If Customer’s actual request volume for a peak hour in production exceeds the ***** ******** by more than **% (the “**** **** ***”), CSG will notify Customer and work with Customer to (a) ****** *** ******* ****** ** ***** *** **** **** *** or (b) ***** ** ********* *** ******** ****** ** ***’* ****** *********** (a or b, a “Resolution”). In the event the Parties are unable to achieve a Resolution, CSG will contact Customer’s SVP of IT to enable Customer to select the application(s) to turn off to achieve a Resolution.  Any failure of CSG to meet a ********* *** ******* ***** (“***”) during a ***** in which Customer ******* by **% the upper threshold of the ******** *** **** **** pricing tier associated with the SLBOS Forecast for the applicable month shall **** *** ********** ****** *** ***** ** ******** *** *** **** *** *** **** *****.

Note 3: SmartLink BOS “requests” shall include any upstream transaction that is generated by or on behalf of Customer from either a Customer or third party application, excluding transactions associated with (i) VOD third party applications, (ii) CSG’s telephony API’s, or (iii) any Products or Services using SmartLink BOS.

Note 4: Interface Development and Technical Services.  Quote relates to interface development services and technical services requested by Customer in relation to the client side integration of Customer’s third party applications.

Note 5: Interface Certification Services for Non-Supported Third Party Applications.  Any interfaces, accomplished by Customer through any allowable and available micro level API, must be certified by CSG prior to the integration of such interfaces.  The standard interface certification services shall be Quoted using a fixed ***** (**) *****, such services shall include up to *** (*) ************ and ******* **********; also, such hours can be ***** **** *** ***** *** ***** ** ********* ******** ********** ** ******* *** ** *** *********. The fees set forth above for interface certification DO NOT INCLUDE any technical services that may be requested by Customer in relation to the client side integration of Customer’s third party applications.  CSG will not unreasonably withhold certification of any interface.

D.	Telephony

Description of Item/Unit of Measure	Frequency	Fee
A.Service Order Distribution Interface
1.Startup, implementation, and configuration (per *********, per ********) (Note 1)	*** *******	***** ***** ** $****** *** ****
2.Interface certification services (per *************)	*** *******	***** ***** ** $****** *** ****
3.Maintenance (per *********)	********	$*********
4.Operations Support (per *********, per ******* *******)	*******	$******
B.****** *** ****** (Telecommunications Tax):
1.Startup	*** *******	*****

Note 1: For purposes of the SODI interface, an “instance” is defined as an interface, between CSG and a single version of a third party application, that contains the data elements in accordance with the configuration and specification of Customer’s voice business requirements and that allows communication between all system principles and such single version of such third party application.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

E.	Usage

Description of Item/Unit of Measure	Frequency	Fee
A.Startup, implementation, and configuration (per *********, *** ********) (Note 1)	*** *******	***** ***** ** $****** *** ****

Note 1: For purposes of the usage interface, an “instance” is defined as an interface, between CSG and a single version of a third party application, where Call Detail Records received from such third party application are processed by CSG in accordance with the configuration and specification of Customer’s voice business requirements.  And, where the result of CSG’s processing is fed to other CSG downstream systems for statement presentation and revenue assurance reporting.  Note: Does not include data collection from any network device.  Assumes delivery of the data in a mutually agreeable format.  Customer is solely responsible for any and all costs in relation to the third party vendor usage collection and mediation solution.

F.	SODI

The obligations of the parties in the SOW effective February 27, 2007 under document #2293413 the “SODI SOW”, covering the implementation of CSG’s Service Order Distribution Interface (SODI), which enables the automation of the sending and receiving of service order provisioning information between CSG and Customer’s order manager with respect to Customer’s UpdateVoiceOrder and VoiceOrderUpdated transactions, shall continue in force during the Initial Term and any Additional Terms subject to the following provisions:

Notwithstanding anything to the contrary in the SODI SOW, Customer shall provide CSG with a ******* **** *********** ****** ******** *** **** ***** ** * ******** ******* ***** ** *** ***** *** ** **** ************* ******** *******.  The *********** ******** for **** ***** ***** ** ** ********* ****** *** **** **** ** *** ***. ** ********’* ****** **** *********** ****** ** ********** ******* *** ********** ****** *** *** **** **** ** **** than *** (the “**** **** **** ***”), CSG will notify Customer and work with Customer to (a) ****** *** *********** ****** ** ***** *** **** **** **** *** or (b) ***** ** ********* *** ********* ******** ****** ** ***’* ****** **********t (a or b, a “Resolution”).

CSG SERVICES

III.	Payment Procurement
o	Direct Solutions (Print and Mail)

Description of Item/Unit of Measure	Frequency	Fee
1)Startup:
a)Startup for Statements:
i)Generic AESP Format (******* ***) (per *******) (Note 1)	*** *******	$********
ii)Custom AESP Format (per *******) (Note 2)	*** *******	*****
3.Addition of System/Principle to Existing Format (******* ***) (Note 3)	*** *******	$********
iv)Ad/Coupon Page
(a)Non-Selective (Note 3)	*** *******	$******
(b)Selective	*** *******	*****
5.Client Messaging (******* ***) (per *******) (Note 11)	*** *******	$********
6.Addition of System/Principle to existing Client Messaging (******* ***)	*** *******	$******
b)Startup for Customer Letters: (only available in Legacy Format)	*** *******	** ******
c)Startup for Past Due Notices:
i)Legacy Format	*** *******	** ******
ii)Generic Enhanced Format (******* ***) (per *******) (Note 4)	*** *******	$******
iii)Modified Generic/Bilingual Format (******* ***) (per ********) (Note 4)	*** *******	$******
iv)Custom Enhanced Format (per *******) (MSO level) (Note 2)	*** *******	*****
5.Addition of System/Principle to Existing Format (******* ***) (Note 3)	*** *******	$******
2)Statement Processing:
a)Additional Physical Page: (Black Print Only; Includes Generic Paper) (per ******** ****, per ****** *********) (Note 5)	*******	$******
b)Additional Logical Page-Ad/Coupon: (per ******* ****, per ****** *********) (Note 6)	*******	$******
C.Highlight Color
1.Start-up	*** *******	$******** *** ********* ***** *** ****
2.Processing Fee (Note 10)	*** ******* ****	$******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

3)Customer Letter Processing:
a)Legacy Customer Letters:

First Physical Page (Black Print Only; Includes Generic Paper, Generic Carrier Envelope, Generic Remittance Envelope, and the Insertion of the Letter and Remittance Envelope) (per ******, per ****** *********)

	*******	$******
b)Business Reply Envelope credit (BRE)	*******	$(******)
c)Additional Physical Page: (Black Print Only; Includes Generic Paper) (per ******** ****, per ****** *********) (Note 5)	*******	$******
4)Past Due Notice Processing:
a)Legacy Past Due Notices:

First Physical Page (Black Print Only; Includes Generic Paper, Generic Carrier Envelope, Generic Remittance Envelope, and the Insertion of the Notice and Remittance Envelope) (per ******, per ****** *********)

	*******	$******
b)Enhanced Past Due Notices:

First Physical Page (Duplex, Black Print Only; Includes Generic Paper, Generic Carrier Envelope, Generic Remittance Envelope, and the Insertion of the Notice and Remittance Envelope) (per ******, per ****** *********)

	*******	$******
c)Additional Physical Page: (Black Print Only; Includes Generic Paper) (per ******** ****, per ****** *********) (Note 5)	*******	$******
d)Additional Logical Page-Ad/Coupon: (per ******* ****, per ****** *********) (Note 6)	*******	$******
E.Modified Generic/Bilingual Revision Charge (Note 7)	*** **********	$******
5)Delinquency Labels:
i)Spooled to site (per *****, per ****** *********)	*** *******	$******
ii)Printed 4-up labels (per *****, per ****** *********)	*** *******	$******
iii)Printed Cheshire labels (per *****, per ****** *********)	*** *******	$******
iv)Printed LAB labels (per *****, per ****** *********)	*** *******	$******
5.Reports (per ******, per ****** *********) ($****** *******)	*** *******	$*****
6)Inserts:
a)Printing Services:
i)Marketing Inserts/Envelopes	*** *******	*****
2.Other Communication	*** *******	*****
b)Processing: (maximum of * ******* per *********)
i)Non-CSG Printed Inserts – machine insertion (per ******, per ****** *********)	*******	$******
ii)CSG Printed Inserts - machine insertion (per ******, per ****** *********)	*******	$******
iii)Manual Insertion Fee (statements of more than ****** (**) ******** ***** if bi-fold or **** (*) physical pages if tri-fold)	*** *********	$****
c)Late Insert Notification: (per *******, per ****** *********)	*** **********	$******
d)Late Arrival of Non-CSG Printed Inserts: (per *******, per ****** *********)	*** **********	$******
e)Holds or Notification of Insufficient Inserts: (per ****** *********)	*** **********	$******
f)Returns to Customer: (handling fee, excluding ******** *****) (per ****** *********)	*** **********	$*****
g)Destruction of Inserts: (per ***** inserts; ******* of ***** inserts; volumes rounded to next highest ********) (per ****** *********)	*** *******	$*****
H.Affidavit (per *******, per ***** per ****** *********) (Note 8)	*** *******	$*****
7)Other Print and Mail Ancillary Service Fees:
a)Archival for Statements: (Only available for AESP customers)
i)Duplicates
• CD-ROM (per **** **, per ****** *********; excludes *******)	*** *******	$*****
• DVD (per **** ***, per ****** *********; excludes *******)	*** *******	$*****
b)Support Services:
i)Marketing/Creative Services Support (per ******, per ****)	*** *******	$******
2.Statement Design Consultation (per ******, per ****)	*** *******	$******
c)Other Services:
i)Flat File Transfer for Statement Creation off-site (not available for AESP Statements)	*** *******	*****
ii)Postal Endorsement – Address Change Service (per ******* *******)	*** *******	$******
3.De-conversion Fee	*** *******	*****
8)Custom Paper and Custom Envelopes: (Statements, Customer Letters and Past Due Notices) (Note 9)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

i)Custom Paper (per ****, per ****** *********)	*** *******	*****
ii)Custom Carrier Envelope (per ********, per ****** *********)	*** *******	*****
iii)Custom Remittance Envelope (per ********, per ****** *********)	*** *******	*****
iv)Other Miscellaneous Shipping Materials (per ****, per ****** *********)	*** *******	*****
v)Custom Paper Set-up/Revision	*** *******	$******
9)Postage:
i)Statements (per ********* *******, per ****** *********)	*******	****** *******
ii)Customer Letters (per ****** *******, per ****** *********)	*******	******** ************* ****
iii)Past Due Notices and Reminders (per ****** *******, per ****** *********)	*******	******** ************* ****

Note 1: The generic format/layout for AESP Statements includes a certain level of flexibility that Customer may utilize in establishing their statement design.  The ******* fee of $******** includes up to ******* (**) ***** ** *** ******* ******** in relation to Customer requested ************* ** *** ********** ******* ************* **** **** ****** **** ****** ** ***********.  In the event that the level of ************* requested by Customer exceed ******* (**) *****, additional fees will apply.  Included is *** **** of Marketing/Creative Services support for set up of graphics. The startup fees, for Customer’s system principles utilizing AESP at the time of conversion to ACP, *** ******** ** *** ********** ******** **** ** *** ***** ** ******* ** under CSG SERVICES, so long as ** ********** *********** ** ******.  In the event that Customer requests CSG to provide startup services for any system principles subsequent to the conversion to ACP, the startup fee will apply.

Note 2: The custom format/layout fee for AESP Statements and Enhanced Past Due Notices would apply to Customers who are requesting ************* ** *** ******* ************* that fall outside of the ******* ************* *********** and that would require ********** *********** ** ***.  Such ********** *********** shall be provided by CSG at the *********** *** *********** rate, as set forth in the table above.

Note 3: This fee includes *** **** ** ******* **** and covers increments of *** ***************** at *** ****.

Note 4: The Generic and Modified Generic/Bilingual format/layout includes a certain level of flexibility that Customers utilize in establishing their design.  Included is *** **** ** ****************** ******** ******* for set up of ********.  Any additional time required is billed at the ****************** ******** ******* ****** fee.  In the event that the level of ************* requested by the Customer exceeds those included in these formats/layouts, additional fees will apply.

Note 5: An additional physical page means text items, such as billing details or system-generated statement messages that overflow onto an additional physical page with no more graphics than those graphics tied to messages via the statement message module and no programmer intervention.  The page may include static company information, such as, policies and procedures, payment locations, franchise authorities, etc.  If Customer is using AESP or Enhanced Past Due Notices, only graphics from the AESP graphics library may be used on the additional physical page (setup and changes to this page are billed at the Development and Programming rate, as set forth in the table above).  If Customer is using AESP or Enhanced Past Due Notices, the additional physical page has duplex capability.

Note 6: Additional Logical Page - Ad Page/Coupon is only available for customers using AESP or Enhanced Past Due Notices.  An ad page/coupon page means targeted messages, coupons or advertisements using text, graphics and coupon borders generated on an additional logical page.  A logical page is one side of a physical page.  No reverses or dark photos may be used, only gray scale graphics.  This page may be duplexed, but only text may be printed on the back side.  Setup and changes to this page are billed at the Development and Programming rate, as set forth in the table above.  If the ad page/coupon page is printed on an additional physical page, Customer shall be charged the Additional Physical Page rate, as set forth in the table above, in addition to the Additional Logical Page – Ad/Coupon rate.

Note 7: In the event a customer wants to revise the labels on an existing Modified Generic/Bilingual format, they will be charged for changes made to each format.  The charges cover a ******* of *** (*) ****** **********.

Note 8: An affidavit is an official statement from CSG Insert Control giving affirmation to the number of statements inserted with any particular insert.  This statement includes the cycle dates for which the insert was run.

Note 9:  In the event that Customer desires to purchase custom paper, customer carrier envelopes, or custom remittance envelopes from CSG in relation to AESP statements, Customer letters, past due notices, or additional physical pages, CSG agrees to apply ******* to such purchases at the rates set forth below: (a) ******* ***** -- $****** per ****; (b) ******* ******* ******** -- $****** per ********; (c) ******* ********** ******** -- $******.  The parties’ intention of **** ******* ***** ** ** ****** **** ******** ** **** ******* *** *** *********** ********** ******* *** ******* ***** ** ***** ** ********* (of which *** **** ******** ** ***’* ******* *****) and the ****** ***** *** *** ********** ***** ** *********.

Note 10: Highlight color is available on the front side of each physical statement page.  CSG’s standard highlight colors are red and blue.  Should Customer require a color other than red or blue, in addition to the per logical page fee, Customer shall be required to pay a Start-Up fee which shall be provided to Customer upon request.  If the highlight color printer is unavailable due to downtime, Customer agrees that statements will be printed in black ink and Customer shall not be charged the highlight color fee for those statements printed in black ink only.

Note 11: The initial Client Messaging setup include up to *** (*) ******/**********.

o	Care Express (Electronic Bill Presentment) (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Installation Services	*** *******	*****
2.Online Bill Payment (per ***********)	*******	***** **
3.Ongoing Web Page Maintenance and Programming Services (******* * ****)	*** *******	*****

Note 1: Only one method of statement delivery of the *** ******** ******* ** ********* ********, either * ******** *********, or an ********** *********, *** **** ******** ** *** ***.  In the event that any particular Connected Subscriber is utilizing more than one

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

method of statement delivery, CSG will bill Customer $****** per ********* ********** for the ********** ****** ** ********* ******** ***** ********

Note 2: CSG’s credit card processing services are required for Electronic Bill Presentment.

o	Care Express (Consolidator Services)

Description of Item/Unit of Measure	Frequency	Fee
•Installation Services (per ************* *********) (Note 1)	*** *******	*****
•Consolidator Services (per ***********) (Note 2)	*** ***********	$******

Note 1: Participating Affiliate is defined as a single entity with a single website with which Care Express will be integrated with. In the event Customer desires Care Express (Consolidator Services) installations in conjunction with more than one website, one instance of Care Express (Consolidator Services) will be required for each Participating Affiliate.  Participating Affiliates acknowledge and agree to the following: (i) each Participating Affiliate shall have use of one (1) instance of Care Express (Consolidator Services) for all of its system principles; and Customer shall define one (1) name that applies to each Participating Affiliate and all of its system principles.  Customer shall have one single statement format (one (1) web presentment view of the statement).

Note 2:  “Transaction” is defined as a bill distributed.  Client will be charged a Transaction Fee for every summary record sent, by CSG on behalf of the Client, to the Consolidator Services provider each month.

D.	Care Express, Module E, Part 1 (Payment Kiosk) (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Payment Kiosk Hardware Unit (per ****)	*** *******	*****
2.Care Express – Module E, Part I Maintenance (per ****) (Note 2)	********	$********
3.Payment Kiosk Installation and Configuration (per *** ************* Note 3)	*** *******	$*********
4.Payment Kiosk Extended Warranty (Optional, extends warranty for * ***** from date of ********) (Note 4)	*** *******	*****
5.On-site Maintenance Plans (Optional, Select one)
(i) *** ***r On-Site Maintenance (Note 4)	*** *******	*****
(ii) ***** **** On-Site Maintenance (Note 4)	*** *******	*****
6.Custom Design Services (Note 5)	*** *******	*****
7.Attract Loop (Note 5)	*** *******	Quote
8.Kiosk Equipment Upgrades (specified when ordered)	*** *******	*****
9.Kiosk Replacement Parts / Component Kit	*** *******	*****

Note 1: Fees subject to change on a calendar ******* basis in accordance with CSG’s third party vendor agreements. Pricing applies to the standard kiosk equipment and operating system software specification, obtainable from CSG Product Management, (for the purposes of this Amendment hereinafter the “Hardware”). Upgrades desired beyond the basic Hardware specification are available on a “per quote” basis. Includes Hardware Warranty for a period of *** (*) **** unless extended coverage and onsite maintenance plans are purchased by Customer.

Note 2: Includes ****** maintenance and support of CSG’s Care Express - Module E, Part I (Payment Kiosk) (for the purposes of this Amendment hereinafter the “Software”) and future CSG defined enhancements specific to CSG’s Software.

Note 3:  Customer will be charged $******** per ******* ***** for installation and configuration for each of the ***** ** ***** of such configuration.  There shall be no charge for installation and configuration for Payment Kiosks in excess of ** ***** of the same configuration.  For each configuration, if Customer fails to purchase ** ******* ****** of the same configuration during the ** ****** immediately following the installation of the first Payment Kiosk, CSG may charge Customer for the difference between $********* and the amount previously charged to CSG.  Customer may satisfy any such shortfall by paying the amount of such shortfall or ordering the number of Payment Kiosks necessary to bring such installation and configuration fee total equal to or greater than $*********.

Note 4: ********** extended Hardware Warranty Plan and ***- or ********** On-site Maintenance Plans must be selected at the time of purchase and cannot be purchased through CSG at a later date.  Plans commence upon delivery of the Hardware and are not additional to the standard warranty provided by the manufacturer.

Note 5: All custom design work will be performed through a separate Statement of Work between third party vendor and CSG. CSG will provide a quote back to Customer based on Customer’s requirements and the hours received by third party vendor through the Statement of Work process. Customer shall pay the Technical Services fees set forth for the hours required.

E.	Payment Gateway Services

Description of Item/Unit of Measure	Frequency	Fee
1.Installation Services (per ******** **)	*** *******	$******
2. Transaction Fee (per ***********)	*******	$******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IV.	Credit Management and Collections
A.	Risk Management (*******) (Note 1)(Note 5)

Description of Item/Unit of Measure	Frequency	Fee
1.Startup
▪Service Level I (per ****** *********) (Note 2)	*** *******	$********
▪Service Level II (per ***** **********, per ****** *********; $******** *******) (Note 3) (Note 4)	*** *******	$******
2.Transactions
▪Service Level I (per ***********, per ****** *********)	*******	$******
▪Service Level II (per ***********, per ****** *********)	*******	$******
3.Database Updates
▪Service Level II (per ***** **********, per ****** *********; $****** *******)	*******	$******

Note 1: Customer must have a separate agreement with ******* and may incur additional fees under such agreement

Note 2: Service Level I consists of Positive ID and/or Credit Score

Note 3: Service Level II includes Service Level I and ******** ******** ***** **********

Note 4: The minimum only applies to system principles with less than ****** ***** ***********.  This minimum shall be waived by CSG if such system principle is part of an MSO wide implementation.

Note 5: CSG shall use reasonable efforts to deliver the ability of Customer to use saved information for purposes of future credit inquiries.

B.	Credit Verification (********)

Description of Item/Unit of Measure	Frequency	Fee
1.Startup (per ****** *********)	*** *******	$********
2. Transactions (Note 1)
▪Basic Service (per ***********, per ****** *********)	*******	$******
•Enhanced Service (per ***********, per ****** principle)	*******	$******

Note 1: There is no charge for a “No Hit” (i.e., “no record found” response).  Customer shall also be responsible for paying CSG, in addition to the fees set forth in the table above, any third party credit bureau surcharge fees for transactions performed on subscribers having a Colorado address.

C.	Collections

Data exchange interface established with collection service provider.  Contact CSG for collection service provider contacts.

CSG SERVICES

V.	Conversion Services for Video, HSD and Telephony

A.	Conversion Services for Video, HSD

Unless otherwise provided in the Agreement and as outlined in Schedule G, Conversion Services for Video and HSD for subscribers converted by Customer from a third-party billing platform to CSG (CSG’s standard conversion services), *** ******** ** *** ***. Manual conversions  conducted by Customer are recommended for all database or billing platform locations that have less than ****** ***********)

B.	Conversion Services for Telephony and Setup and Configuration of Voice Environments

All conversion services for Telephony and each voice startup will be a Quote.  A “voice startup” is defined as a collection of system principles within a designated market area, and served by a primary Charter Communications contact center, that will launch Voice Services concurrently.

CSG SERVICES

VI.	Technical Services

CSG may request pursuant to an SOW an hourly rate pursuant to the table below, when such services require the applicable level of expertise.  Failure of CSG to obtain approval via an SOW of an hourly fee greater than $****** shall result in the charges being payable at $****** per ****.  Reimbursable Expenses are additional.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee
A.Base Rates:
1.Consultant (per ******, per ****)	*** *******	$******
2.Program Director (per ******, per ****)	*** *******	$******
3.Management Consultant (per ******, per ****)	*** *******	$******
4.Senior Management Consultant (per ******, per ****)	*** *******	$******
B.Development Team (per ******, per ****)	*** *******	$******

CSG SERVICES

VII.	Discovery Support Fees

Description of Item/Unit of Measure	Frequency	Fee
1.Consultant – Note 1(per ******, per ****)	*** *******	$******
2.Attorney/Legal Manager (per ******, per ****)	*** *******	$******
3.Development Team (per ******, per ****)	*** *******	$******
4.Business/ Analysis Team (per ******, per ****)	*** *******	$******
5.Business Sr. Management (per ******, per ****)	*** *******	$******

Note 1: Consultants exclude any of those individuals described by items 2 – 5.

CSG SERVICES

VIII.	Additional Training and Documentation
A.	User Training At CSG Facility

Description of Item/Unit of Measure	Frequency	Fee
1.Single seat (per ****, per *****)	*** *******	$******

• Training materials will be provided by CSG.

• Dates of specific class offering will be published by CSG.

• Custom developed classes can be arranged via Quote.

• Customer will be charged a **% ************ *** if class is cancelled or rescheduled within **** (*) ******** **** of the first day of the scheduled class.

B.	On-Site User Training at Customer’s requested location

Daily, per Trainer fee minimum                                                                                    $********

Reimbursable Expenses are additional.

• *** (*) **** ** ******** ********* will be provided by CSG for duplication by Customer for its trainees.

• An Instructor Day is defined as one CSG Trainer at Customer’s location for ***** (*) ***** (or a portion thereof) per ***.

• Each location is responsible for providing a training room with a terminal for every trainee and instructor active on CSG test system **** (*) ******* **** prior to start of training.

• Custom developed classes can be arranged via Quote.

• Customer will be charged a **% ************ *** if class is cancelled or rescheduled within *** (**) ******** **** of the ***** *** of the scheduled class.

• Suggested class size is ***** (*) to ****** (**) students per class.

C.	Vantage Training

	Standard Class Size	Rate (On-site) Per *******, per ***	Additional students (Per *******, per ***)	Rate (at CSG facility) (Per *******, per ***)
Basic	*	$*********	$******	$******
Telephony	*	$*********	$******	$******
	Standard Class Size	Rate (On-site) Per *******, per ***	Additional students (Per *******, per ***)	Rate (at CSG facility) (Per *******, per ***)
Advanced	*	$*********	$******	$******
Database Literacy	**	$*********	$******	$******
*Reimbursable Expenses are additional
Note: All classes include the relevant training materials and documentation.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

D.	Additional Documentation

Description of Item/Unit of Measure	Frequency	Fee
a. CD-ROM of CSG Product Documentation Library (per **** **) (Note 1)	*** *******	$*****
b. Hard Copy Documentation (Note 2)	*** *******	*****

Note 1: CD-ROM format includes all CSG documentation currently available at the time of Customer’s request.

Note 2: Hard copy documentation may be provided at Customer’s request.  Quote may vary and is based upon the specific hard copy documentation that is to be provided by CSG.

CSG LICENSED PRODUCTS

I.	Call Center
o	Installation and Other Associated Items:

Description of Item/Unit of Measure	Frequency	Fee
1.ACSR Installation (per ******) (Note 1)	*** *******	***** ***** ** $****** *** ****
2.ACSR Remote Server Configuration, Software Installation, and Testing (per ******)	*** *******	***** ***** ** $****** *** ****
3.ACSR (Web-Enabled) Installation (per ****) (Note 3)	*** *******	***** ***** ** $****** *** ****
4.ACSR (Web-Enabled) Facilities Management (per ****)	********	$******
5.ACSR module of High Speed Data Installation (per ******) (Note 1)	*** *******	***** ***** ** $****** *** ****
6.ACSR module of Telephony Installation	*** *******	***** ***** ** $****** *** ****
7.CIT Installation (per ******) (Note 1)	*** *******	***** ***** ** $****** *** ****
8.Screen Express Installation (per ******) (Note 1)	*** *******	***** ***** ** $****** *** ****
9.Statement Express Installation (per ******) (Note 1)	*** *******	***** ***** ** $****** *** ****
10.Statement Archival (per **** *****) (Note 2)
oOption II: ****** (**) ****** of on-line statement image storage	*******	$******
11.CSG’s IP Gateway Solution (Note 4)
(a)TCSs (per ***)	*******	*****
(b)TCSs (per ***, per ****** **********)	*******	$******
(c)Installation (per ****** ******)	*** *******	***** ***** ** $****** *** ****
12.Third Party Communication Software for CIT (per ********** ****) (required for CIT) (Note 6)	*******	$****
13.AOI API Maintenance (per ***********, per ****** **********) (Note 5)	********	$********

Note 1: Includes CSG’s standard installation services.

Note 2: Statement image history is not immediately available and such availability requires a “ramp-up” period (i.e., *** ****** of statement image history will not be available on-line until the ***** ***** following the initiation of statement archival services).

Note 3:  ACSR (web enabled) installation services shall be ****** at $********* per ******** (per ******).

Note 4: Includes installation services, (Reimbursable Expenses are additional).  CSG agrees to waive the $********* (per ******) installation fee for newly converted sites that is installing CSG’s IP Gateway Solution in conjunction with ACSR.

Note 5: CSG will provide the Customer with access to the AOI for use with third party vendors. This fee shall provide for the maintenance and support of the AOI application on the following Customer servers; *****, *****, *****, *****, *****, *****, *****, *****, *****, *****, *****, *****, *****, *****, *****, *****, *****, ***** and *****.  Invoiced ******** in *****.

Note 6: Third Party Communication Software for CIT shall not be subject to fee increases per third party vendor agreements; however, such fee shall be subject to Section 5.3 Adjustment to Fees of the Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG LICENSED PRODUCTS

II.	Advanced Reporting
A.	Vantage

Description of Item/Unit of Measure	Frequency	Fee
A.Setup and Database Modifications
1.Initial Vantage Database Setup (per ********) (Note 1)	*** *******	***** ***** ** $****** *** ****
2.Fee for data feed parameters (i.e. ******/*********) added and/or removed to/from the existing Vantage database structure (per **********) (Note 2)	*** *******	***** ***** ** $****** *** ****
3.Fee for data feed parameters (i.e. ******/*********) added and/or removed to/from a new Vantage database structure (per **********)	*** *******	***** ***** ** $****** *** ****
B.Optional Static Tables Setup (per ********) (Note 3)	*** *******	***** ***** ** $****** *** ****
C.Optional Monetary Transaction Detail Tables Setup (per ********) (Note 4)	*** *******	***** ***** ** $****** *** ****
D.Optional High Speed Data Support Setup (per ********) (Note 5)	*** *******	***** ***** ** $****** *** ****
E.Optional ACSR Telephony Data Setup (per ********) (Note 6)	*** *******	***** ***** ** $****** *** ****
F.Optional Workforce Management Support Setup (per ********* ********** ******, per ********) (Note 7)	*** *******	***** ***** ** $****** *** ****
G.Optional Scheduling Calendar Setup (per ********) (Note 8)	*** *******	***** ***** ** $****** *** ****
H.Optional Enhanced Security Table Setup (per ****) (Note 9)	*** *******	***** ***** ** $****** *** ****
I.Optional Earned/Unearned Revenue at the Subscriber Level Tables Setup (per ********)	*** *******	***** ***** ** $****** *** ****
J.Optional Leads Tracking Tables Setup (per ********)	*** *******	***** ***** ** $****** *** ****
K.Optional Vantage Direct
1.Vantage AESP MessageLink (Note 10)
a.Setup (per ****** *********)	*** *******	$********
b.Processing (per ********* **********)	*******	$******
L.Systems Integration and Support (Note 11)	*** *******	***** ***** ** $****** *** ****
M.CSG Vantage Delete Records (Note 12)	*******	$********
N.Intelligent Business Reporting
1.Self Service Platform
a.Start-up (per **********)	*** *******	$*********
b.Self Service Reports (per **********) (Note 13)	*******	$******
c.Additional Business Users (per ****) (Note 14)	*******	$*****
d.Customized Reports	*** *******	*****

Note 1: Customer currently utilizes Vantage and has already incurred this fee.  Therefore, it will not be assessed again by CSG.

Note 2: The database modification fees, for Customer’s system principles that will be added to the existing Vantage database structure at the time of conversion to ACP, *** ******** ** *** ********** ******** **** ** *** ***** ** ******* ** ***** *** ********.  In the event that Customer requests CSG to provide setup and/or database modification services for any system principles subsequent to the conversion to ACP, the setup and database modification fees will apply.

Note 3: Month-end copies of database tables that are not date driven.  Original base tables continue to be updated daily.  Duplicate tables remain static until the next month-end.

Note 4: Lowest leaf level of monetary transaction detail available.  Includes all monetary transactions affecting all subscriber accounts including video, data and telephony.  Customer may store up to *** ******* *** ****** (***) **** of data.

Note 5: HSD specific data associated with the HSD subscriber’s Internet access methods and personal computer equipment.  Only available if Customer is utilizing ACP Non-Rated HSD Services.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 6: ACSR Telephony data elements.  Only available is Customer has licensed CSG’s ACSR Telephony Product.

Note 7: CSG Workforce Management data elements that are not available in the ACP data and reporting environment.  Available only if Customer has licensed CSG Workforce Management.

Note 8: Work order scheduling calendar information from four daily snapshots.  Includes available and scheduled work units by management area and schedule date.

Note 9: Additional fees may apply if Customer requires viewing access at a level lower than the Corporate Type User.

Note 10: Vantage AESP MessageLink may require additional maintenance and programming services to Care Express.

Note 11: All integration and support services (i.e., certifying non-certified hardware/software environment, troubleshooting existing hardware/software environment (first hour is free for Designated Environments), on-site support as requested by Customer, and query development) and the associated fees shall be set forth in a mutually agreed upon Statement of Work.  Such associated fees shall be in accordance with the Technical Services rates set forth in Section VI. under CSG SERVICES)

Note 12: Vantage table or tables that will include the Vantage delete records from update tables for the cycle processing day.  These records will be provided in a table(s) that contains all of Customer's system principles that are loaded in Vantage.  The data will be maintained for ***** (*) ******** ****.

Note 13: Self Services Report modules include Call Center, Sales & Marketing, Operations and Finance.  Customer will receive modules as they become generally available.

Note 14: Base Self Services Platform includes ***** (**) ******** *****.

B.	CSG Vantage Plus (Note 4, Note 5)

Customer shall have Web access to up to ***** (**) ******* through CSG’s Vantage Plus application for the fees set forth below.  If Customer elects to subscribe to a report that CSG has previously made a relational table for, Customer may access such report data through core CSG Vantage as well.

Description of Item/Unit of Measure	Frequency	Fee
•Startup – Tables (per deployment)
1.Initial Vantage Plus Setup	*** *******	$*********

B.Monthly Fee includes the following:

•*** ******* (***) ********** user IDs

•***** (** *******)

•Standard report retention:

•Monthly Reports – ** ****

•Daily Reports – * ****

•Weekly Reports – ** **** (optional)

•Vantage Near Real Time Tables (Note 6)

	*******	$*********
•Additional Reports:
•ACP Reports (per ******)	*******	$******
•Non-ACP Reports or Relational Tables	*** *******	*****
•Setup and Modifications to the environment (Note 2)
•Additional user IDs (per **** **)	*** *******	$******
•Additional report development (per ******)	*** *******	$********
•Web system and principle configuration changes (per **********, per ****): (Note 3)	*** *******	$********
•Extended Retention	*** *******	*****

Note 1: Lead times vary for specific items included in Vantage Plus.  CSG Product Management must be consulted for most current lead time requirements.

Note 2: Additional fees may apply based on capacity demands as a result of increased numbers of users or SPA configuration changes.

Note 3: A site is defined as all system principles accessed and administered in the CSG Vantage Plus application in accordance with the contract.

Note 4: Customer is responsible for the networking facility to access CSG Vantage Plus 3.0.

Note 5: There shall be  no charge for Additional CPU Usage in the event Customer employs/uses Vantage Plus. In the event Customer does not use or discontinues the use of CSG Vantage Plus, additional CPU Usage fees shall apply at the rate of $***** *** *** ****** in excess of the usage cap of *** *** ******* *** ***** ********* ***********.  In relation to the calculation of additional CPU usage fees in the event that Customer discontinues the use of CSG Vantage Plus, CSG will allocate Customer’s Vantage CPU overage minutes such that the allocation for all system principles will be combined and based on Customer’s total enterprise-wide Vantage use, not on specific system principle’s usage and allotment.  Vantage CPU overage minutes shall be invoiced to Customer.  Any modifications/upgrades to the node to account for increased processing demands subsequent to the Effective Date of this Agreement shall be set forth in a separately executed mutually agreeable amendment for such modifications/upgrades.  CSG and Customer agree that modifications/upgrades to Customer’s environment will be based on Customer’s commitment to fund such modifications/upgrades.

Note 6: Retention shall not exceed *********** (**) ***** for Near Real-Time tables.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG LICENSED PRODUCTS

III.	Workforce Management
A.	Workforce Management

Description of Item/Unit of Measure	Frequency	Fee
A.Workforce Management (Notes 1-9)
▪Fee if Customer has greater than ********* Connected Subscribers	*******	** ******
▪Fee if Customer has ********* to ********* Connected Subscribers	*******	(Note 8)
▪Fee if Customer has ********* to ********* Connected Subscribers	*******	$*********
▪Fee if Customer has ********* to ********* Connected Subscribers	*******	$*********
▪Fee if Customer has ********* to ********* Connected Subscribers	*******	$**********
▪Fee if Customer has ********* to ********* Connected Subscribers	*******	$**********
▪Fee if Customer has ********* to ********* Connected Subscribers	*******	$**********
▪Fee if Customer has ********* to ********* Connected Subscribers	*******	$**********
▪Fee if Customer has ********* or less Connected Subscribers	*******	$**********
B.Implementation/Installation	*** *******	*****

Note 1:  Fees as described in the table above shall be waived from January 1, 2009 to November 30, 2009; however, if ***** ******* (**%) of the Estimated Convertible Subscribers, as adjusted, are not converted by December 1, 2009 due to delays directly attributable to Customer and not to CSG, any fees waived from January 1, 2009 to November 20, 2009 shall be invoiced to Customer and any applicable fees under such table shall apply until Customer has converted ***** ******* (**%) of the Estimated Convertible Subscribers, as adjusted, at which time it shall be terminated and rendered null and void for the duration of the Initial Term and any Additional Terms.

Note 2:  The BSC shall be ******* by $***** per Connected Subscriber in all tiers of the BSC table as of the first date of conversion of ***** *********** ** ***.  On the Conversion Date, the BSC shall be ******* by an additional $***** per Connected Subscriber in all tiers of the BSC table, such that the BSC shall be reduced by $**** per Connected Subscriber in the aggregate.

Note 3:  Customer agrees to deploy Workforce through ******** **** in the markets in which it is used as of the Effective Date (the “WFX Territory”).

Note 4:  On an annual basis, and only upon request by CSG, Customer will report to CSG the number of TechNet licenses it is using, but Customer may increase the number of TechNet licenses at its discretion up to a maximum of ***** TechNet licenses within the WFX Territory.

Note 5:  No later than March 31, 2010 and ** ** ****** ** ******** *** *****, *** ** *********, CSG shall release and provide Customer the store and forward features for Workforce, which features shall provide Customer the ability to access and edit information relating to Workforce via a TechNet device when the network is not accessible.

Note 6:  As of the Conversion Date, CSG and Customer shall agree on (a) the total number of Connected Subscribers (the “WFX Total”), and (b) the number of Connected Subscribers in the markets where Workforce is then deployed (the “WFX Base”).  The product of the WFX Total and $**** shall be called the “WFX Value”.  The WFX Value ******* by the ********** ******* *** *** ***** and the *** **** shall be called the “Incremental WFX Fee”.  There shall be ** ****** *** ********’* *** ** ********* ** ******* ** ******* ** ********* *********** **** **** ** ***** ** *** *** ****, regardless of the markets of deployment of Workforce.  Customer shall be invoiced the Incremental WFX Fee for each Connected Subscriber supported by Workforce in excess of the WFX Base.

Note 7:  Charter may deploy Workforce and TechNet in markets where it is not deployed as of the Effective Date.  Any deployment outside of the current market areas of deployment shall be subject to a maximum of *** ******* ******* *** *** Connected Subscribers at no charge to Customer.

Note 8:  The fees for this range of Connected Subscribers shall equal the product of $********* ********** by the ********** ******* ********* and *** ****** ** ********* *********** in the applicable *****.

Note 9:  TechNet shall be compatible on all phones where the browser supports WML 1.1 and smart devices running Internet Explorer and Windows Mobile 5.0 PDA or Mobile 6 Professional.

B.	CSG Workforce Express GPS services

Description of Item/Unit of Measure	Frequency	Fee
1.Global Positioning System (GPS) (per **********)	*******	$*****

IV.	ACPx Functionality (Note 2)

Description of Item/Unit of Measure	Frequency	Fee
1.Order Workflow Tool (per ********* **********) (Note 1)(Note 2)	*******	$******
2.Offer Management/Product Configurator Tool Integrated with ACSR (per ********* **********) (Note 1)	*******	$******
3.Implementation and Configuration Services (per ****** per ****)	*** *******	*****

Note 1:  Customer’s fees for ACPx through December 31, 2010 shall be capped at $* ******* for up to ********* ***********.

Note 2:  As the new subscribers are converted, *** **** ****** *** *** ********** *** ******* **** **** *** ********* *** **** **** *** ******** **** *** ******* ******.  No earlier than the month following the Conversion Date, the total Order Workflow Tool fees paid by Customer in any ****** ***** ***** *** ****** $****** *** ********** *** ***** ******* to Section 5.3(b), Adjustment to Fees of this Agreement.

V.Standardization and SPA Consolidation.  The standardization project is intended to standardize billing system processes, and customer work order, service and other various codes. The consolidation of Customer's SPA structure is intended to create a more efficient operating environment for Customer.   CSG agrees to provide the initial project

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

analysis, the review of the level of effort, Customer responsibilities, and the expected outcomes and benefits of the standardization/SPA consolidation project at no charge to Customer.  In the event that Customer decides to proceed with the standardization/spa consolidation project, CSG shall offer the services associated with the project at an hourly rate of $****** per ****.  The fees in relation to the standardization/SPA consolidation project shall be scoped by April 30, 2009.  If Charter continues to utilize the mass change process identified in Schedule K, then the standardization effort will be performed under this SOW rather than with the reduced hourly rate identified above.  Accordingly the Customer and CSG responsibilities identified below would change based on that SOW.

CSG STANDARDIZATION RESPONSIBILITIES:

•	Perform analysis of Passers, and Agent Transfer
1)	Create a project plan and provide updates
2)	Code, test, and implement the necessary system changes to meet the Passers, and Agent Transfer specifications
3)	Assist Customer with reviewing the necessary reports, Test and Production output to support the project as needed
4)

CSG will create a list of questions containing the significant business/process decisions that must be made by Customer so that Standardization can be realized.  CSG will present this list to Customer's CMS team approximately * ***** after the start date of the Standardization Project.  In addition, CSG will conduct a multi-day meeting to facilitate getting answers to the list of questions mentioned above.  The Parties shall participate in such meeting their own cost.

The CSG Support Team will perform the following:

•	Manage the project until completion
•	Perform analysis for the project
•	Provide support for the project
•	Implementation

CUSTOMER STANDARDIZATION RESPONSIBILITIES:

•	Customer will participate in sessions to develop standards criteria
•	Customer will provide personnel who can represent and make decisions on behalf of Customer
•	Customer will provide specifications of criteria changing. This includes but is not limited to: discount information, Service Code, Equipment Make, Model, Type or Serial Number information
•	Customer will participate in weekly status calls to discuss the Passers, and Agent Transfer and Project Plan in depth
•	Customer will need to notify all of their internal departments of the Passers implementation and all of the pertinent specifications that are changing (i.e. Vantage)
•	Customer to verify and approve all error reports and test output provided by S&P
•	Verify all UDF, CTD and 9xx settings are correct and made on time according to the Project Plan
•	Customer must approve Production output prior to Passers and Agent Transfer implementations the day of the implementation
•	The day after the Passer implements Customer must compare the Production output reports to the on-line account for accuracy
•	Customer will timely provide approvals according to the Project Plan
•	All updates that are made by CSG will be approved by Customer prior to the Passers, ACP Migration, and Agent Transfer being ran in a Production environment

REQUIRED THIRD PARTY SOFTWARE THAT MAY BE PROCURED THROUGH CSG

Description of Item/Unit of Measure	Frequency	Fee
A.Netmanage Rumba (to support 3270 emulation for ACP terminals and cash receipt/outage printers)
1.License: (Note 1)
▪* to * workstations (per ***********)	*** *******	$******
▪** to ** workstations (per ***********)	*** *******	$******
▪** to ** workstations (per ***********)	*** *******	$******
▪*** to *** workstations (per ***********)	*** *******	$******
▪*** and greater workstations (per ***********)	*** *******	$******
2.Maintenance (per ***********)	********	$*****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee
B.Computer Associates Forest & Trees (required with CIT and Vantage) (Note 2)
1.License (per copy)	*** *******	$******
2.Maintenance (per copy)	********	$******
C.Oracle 7 Client Software: (required with Vantage)
1.License (per server)	*** *******	$******
2.Maintenance (per server)	********	$******

Note 1: License fees for ********* ***** are incremental and not cumulative (i.e., the license fee charged to Customer depends on the size of each individual order placed by Customer).

Note 2: Separate licenses are required for CIT and Vantage except when both CIT and Vantage are running on the same workstation.

All third party fees are subject to change per third party vendor agreements upon ** **** prior written notice to Customer and will be provided to Customer at CSG’s then current price.  Other third party software may be required for Telephony depending on customer’s interface requirements for E911, CARE, etc.

DATA COMMUNICATIONS SERVICES

I.	Direct Connect into the CSG’s Data Center

If Customer chooses to do a direct connect into the CSG’s data center, there are charges associated with this connection.  CSG has equipment in place to isolate Customer from other CSG customers and to provide a firewall to the mainframe services CSG offers.

Customer is responsible for its own circuit(s) into the facility as well as any equipment associated with that circuit, including the DSU(s) and router(s).  CSG will provide a "subnet" into CSG’s ***** router equipment.  Mainframe services are provided through CSG’s router equipment. The fees associated with this connectivity are as follows:

•Direct Connect Installation Fee	*****
•Direct Connect Monthly Support Fee	** ******
•Optional – Network Circuit Access to BCP Recovery Data Center Monthly Fee	*****
•Optional –BCP Recovery Data Center Monthly Rack Space Fee	*****

Note 1: All direct connections must be reviewed and approved by a CSG Engineer.

Note 2:  Notwithstanding anything in this Schedule F to the contrary, CSG will not charge Customer any fees or expenses in connection with the relocation of its data center.  Each party agrees to cooperate reasonably and in good faith with the other party with respect to such relocation, all of the expenses of which will be borne by CSG, including, without limitation, expenses of Customer relating to the termination, installation, and delivery of telecommunications facilities connecting Customer with CSG and the move of any equipment hosted by, or co-located with, CSG.

CSG Direct Connect Services Include:

1.	***** **** and ***** **** Routers
•	CSG's access to the mainframe services
•	Redundant power supplies
•	Configured for "Hot Standby" to provide redundancy and reliability
•	Covered by ***** on a 7/24 maintenance agreement
•	Includes base unit
•	Includes the cards necessary to supply the ports for our customers

2.	Managed Hubs
•	Necessary to provide a "subnet" for each customer on a private dedicated segment of the routers

3.	Cabinets
•	Provide the necessary rack space to "cleanly" mount all equipment

4.	Facility Floor Space
•	A temperature controlled, UPSd facility for all customer equipment

5.	Mainframe TIC Connection
•	CSG pays a cost associated with our connection to the mainframe

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

6.	Remote Monitoring
•	Tools to monitor the ***** routers, ***** **** subnets, and *******t subnets
•	Tools to page an on-call engineer when a threshold has been exceeded
•	Tools to do packet level analysis
•	Tools to perform utilization/trending analysis

7.	Network Engineer
•	To support CSG's direct connect equipment
•	Does NOT provide coverage for the customer's equipment

The fees listed above are subject to change upon notice.  Customer will incur order processing and telco expenses for any order cancelled.

II.	Network Services - Timelines and Pricing

Type of Service	# of Work Days (Monday through Friday, excluding holidays)	Price
Frame Relay Circuit installations	** **** **** from entry into CSG’s order process system after design review of your network configuration which can take * ** ** *****	Per ******** ********
Circuit expedites (SNA circuits only – frame relay circuits cannot be expedited)	** **** **** (no guarantee on meeting requested delivery date)	$******** ********** **** **** ************ *** ******* **** *****

Change circuit speed (upgrades from *** to ***, *** bridged to *** point to point, and from **** to **k are not included because a new circuit is required)

*** point to point to **** or ****

(only requires a modem change)

	** **** ****	$****** ********** *** **** ************ **** *** ******* **** ****
Disconnect circuit (Cannot be expedited)	** ******** ****	$******
On-Prem move	** **** ****	$***** plus ***** *******
Off-Prem move Disruptive Non-disruptive (New Start Up) Note: New Start Up = new circuit --- refer to Customer contract pricing	** **** **** (SNA only) ** **** **** (SNA), ** **** **** (Frame Relay); plus * ** **** for verification of address, technical contact and phone number.	$****** plus ***** *******
Switched 56 Backup (56kbps only) “SNA ONLY”	** **** ****	$****** plus **** ** *** ***** **** (Note 1)
NOTE: Expedite processing fee for the following services		$****** per order (******** ********** ***)
Passport	** **** ****	$****** **** * *** **** $***** **** ********** ** $***** ******** ****** (Note 2)
Access Changes (Region Change, Group ID Change, Sys/Prin Add/Delete)	* **** ****	$276.53 per controller
Add Terminal Controller Unit (Add PU)	** **** ****	$******
Change/Move Terminal Controller Unit (PU)	** **** ****	$******
Delete Terminal Controller Unit (Delete PU)	** **** ****	** ******
Reconfigure IP Server	** **** ****	$******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Reconfigure Terminal Controller/Protocol Converter (various order types/changes requires a reconfiguring of the controller/addressable device)	** **** ****	$******
New/Replacement Diskettes	** **** ****	$******
Add R# (Remote Job Entry) Add R# - Change to existing setup	** **** **** ** **** ****	$****** (first time setup) $***** (change from existing setup)
Add Ports for terminals, printers, PCs and additional sessions	** **** ****	$***** per ****, $****** **************
Change ports	** **** ****	$***** per port, $****** **************
Delete ports	** **** ****	** ******
Re-installation of an addressable device (assumes device was previously disconnected by Customer)	** **** **** (assumes all programming and connectivity remained unchanged)	$****** per **** (* **** *******)

Note 1* *** ****** provides switch backup link

Note 2: Customer will incur an hourly usage rate plus a monthly fee (pass through charge)

The fees listed above are subject to change without notice.

EQUIPMENT INSTALLATION/TECHNICAL AND ENGINEERING SUPPORT SERVICES

I.	Equipment Installation Outside of Normal Work Hours

Technicians are available for over-the-phone equipment installation during the hours of **** AM and **** PM CST Monday through Friday at ** ********** ****** to the Customer. If a Customer prefers to have a device installed outside the established work hours, on a weekend, or a holiday, the Customer will be billed at a rate of $****** per **** (******* ** * ****) for technical assistance.

EQUIPMENT INSTALLATION/TECHNICAL AND ENGINEERING SUPPORT SERVICES

II.	Technical and Engineering Support Services

CSG charges for consulting services, non-standard installation services and technical assistance on Customer owned/leased equipment or Customer local/wide area networks:

1)  Technical onsite visit is $****** per **** (******* of $******** per ***) plus reimbursable expenses

2)  Technical support services via phone is $****** per **** (******* ** * ****)

3)  Engineering onsite visit is $****** per **** (******* of $******** per ***) plus reimbursable expenses

4)  Engineering support services via phone is $****** per **** (******* ** * ****)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE G

IMPLEMENTATION AND CONVERSION SERVICES

1.  Standard Conversion Services.

(a)	Manual Conversions or Start-Ups. Customer will receive the following services and will be responsible for all data entry:
•	System Configuration
•	Manual data entry instructions/procedures
•	Total of *** (*) ***** in any mix of classes offered at a CSG training facility 1
•	*** (*) **** of class materials
•	Test system to provide “hands on” training during pre-production (de-accessed within ***** (**) **** following start date)
•	CSG will offer the following database loads for the fees set forth in Schedule F:
•	Programmatic Load of House Data
•	Programmatic Load of Equipment Data

(b)	Programmatic Conversion/Migration. Customer will receive the following programmatic conversion/migration services:

(i)	Initial Visit
•	Overview of the conversion/migration/implementation process
•	System Configuration: User Data File, Code Tables, Service Codes, Report settings, ACPV Backoffice, BSP Database and ACPx Database
•	Develop Conversion/Migration Specifications (fields, values, variables used on current billing processor and how they will be converted to CCS)
•	Test system to provide “hands on” training during pre-production (de-accessed within ***** (**) **** following start date)

(ii)	Pre-Conversion/Migration Review
•	Review and approve System Configuration
•	Review and approve Conversion/Migration Specifications

(iii)	Post Conversion/Migration
•	Review, audit, and approve converted/migrated data and system configuration the morning after merge
•	Validate and approve functionality

1 For purposes of this Schedule G only, a “Seat” shall mean the right for one person to take a single CSG class.  Customer may choose only from the list of standard classes offered by CSG.  This list does not include Vantage training.  For clarification purposes, a total of two (2) Seats would allow a single student to take two (2) different CSG classes or could be used by two (2) different students to take a single class each.  Student Seats and Instructor Days are not interchangeable.  Both student Seats and Instructor Days expire ***** (**) **** after the conversion day of each System Site.  An “Instructor Day” is defined as one CSG Instructor at Customer’s location for ***** (*) ***** (or portion thereof) per ***.

Schedule G

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

•	Coordinate input of accumulated backlog (orders, payments, adjustments and PPV)
•	Review and release first cycle of generated statements

(iv)	***** **** After Conversion (Conversion Only)
•	Facilitated by SBU Representative
•	Review reports
•	Assist with month-end financial balancing
•	Provide potential solutions for day to day procedural issues (e.g., job order printing, routing, dispatch, converted inventory)

(v)	Education and Documentation
•	* copy of class materials
•	Test system to provide “hands on” training during pre-production (de-accessed within ** **** following merge date)
•	Total number of Seats provided in any mix of classes offered at a CSG training facility, based on Subscriber Count:
•	**** (*) Seats for Subscriber Count less than ******
•	*** (*) Seats for Subscriber Count of ****** - ******
•	***** (*) Seats for Subscriber Count of ****** - ******
•	*** (**) Seats for Subscriber Count greater than ******

2.	Product Installation. The following Product installation services are provided for the fees set forth in Schedule F.

a)  ACSR.  In addition to the conversion services detailed above:

(i)Project Implementation Support (*** ****** duration)

Assigned project manager and product implementation analyst (shared resources)

Requirements definition and project planning

Project tracking and customer specifications document

Project coordination and internal resource management

Status reporting and post project review

(ii) Engineering

For ACSR:

Single server configuration

Network requirements

For ACSR (web-enabled):

Access configuration

1 For purposes of this Schedule G only, a “Seat” shall mean the right for one person to take a single CSG class.  Customer may choose only from the list of standard classes offered by CSG.  This list does not include Vantage training.  For clarification purposes, a total of two (2) Seats would allow a single student to take two (2) different CSG classes or could be used by two (2) different students to take a single class each.  Student Seats and Instructor Days are not interchangeable.  Both student Seats and Instructor Days expire ***** (**) **** after the conversion day of each System Site.  An “Instructor Day” is defined as one CSG Instructor at Customer’s location for ***** (*) ***** (or portion thereof) per ***.

Schedule G

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(iii) Field Services

****** server software installation and configuration

****** server pre-production check with *** (*) ***********

(iv) Education and Documentation

Total of ***** (*) Seats1 in any mix of classes offered at a CSG training facility

Total of ***** (*) Instructor days1 at a Customer site (plus Reimbursable Expenses)

b)  CIT (in addition to ACSR or ACSR (web-enabled))

(i)Engineering

Sizing and configuration of CIT database

(ii)Education

Total of *** (*) Seats1 in any mix of classes offered at a CSG training facility

The following services are not included in the above packages, and may be provided by CSG for additional fees:

Additional workstation installation

Printer installation

Network interface cards/devices

Circuit installation

Remote site engineering services

Definition and implementation of all billing and financial management parameters

Custom report design and development

Operational system requirements and implementation

c)  CSG Vantage

(i)  Initial load of the CSG Vantage database

(ii)  Unlimited phone support for installation of software

(iii)  Basic CSG Vantage training for up to ***** (*) people, as space permits, at a regularly scheduled public training class at CSG’s facilities.  Such training is valid for up to ***** (*) ****** from date of the initial Vantage database load and software installation.  CSG Vantage documentation is provided during classroom instruction.

The following services are not included in the above package, and may be provided by CSG for additional fees:

1 For purposes of this Schedule G only, a “Seat” shall mean the right for one person to take a single CSG class.  Customer may choose only from the list of standard classes offered by CSG.  This list does not include Vantage training.  For clarification purposes, a total of two (2) Seats would allow a single student to take two (2) different CSG classes or could be used by two (2) different students to take a single class each.  Student Seats and Instructor Days are not interchangeable.  Both student Seats and Instructor Days expire ***** (**) **** after the conversion day of each System Site.  An “Instructor Day” is defined as one CSG Instructor at Customer’s location for ***** (*) ***** (or portion thereof) per ***.

Schedule G

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

•	Certifying non-certified hardware/software environments
•	Troubleshooting existing hardware/software environments (***** **** is free for Designated Environments)
•	On-site support as may be requested by Customer
•	Query development
•	Additional training services
•	Vantage documentation when it is provided outside of classroom instruction

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE H

SERVICE LEVEL AGREEMENT (Schedule H of the Revised Master Services Agreement) Between Charter Communications Holding Company, LLC and CSG Systems Inc.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CONTENTS PAGE

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBITS
Exhibit H.1	The Services
Exhibit H.2	Software
Exhibit H.3	Custom Software
Exhibit H.4	Intentionally Omitted
Exhibit H.5	Service Levels
Exhibit H.6	Intentionally Omitted
Exhibit H.7	Change Management Procedures
Exhibit H.8	Service Level Reporting and Reviews
Exhibit H.9	Support and Service Desk Services
Exhibit H.10	Problem Escalation & Resolution
Exhibit H.11	Recovery Services

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

INTRODUCTION

1.1  Purpose and Objectives

This Service Level Agreement (“SLA”) provides service level terms and conditions under which CSG will provide the Services to Customer.  The objective is to provide a basis and framework for the delivery of high quality services that meet or exceed the needs of Customer.  All capitalized terms shall have the meaning set forth in Schedule A of the Agreement.

SCOPE OF WORK

2.1  Services

The SLA requirements and related services to be delivered by CSG to Customer under this Exhibit, including the primary features and performance of the Services to be measured and tracked, are listed, described and specified in Exhibit H.1

2.2  Software and Custom Software

The Software and Custom Software used in the delivery of the Services are listed, described and specified in Exhibit H.2 and Exhibit H.3, respectively.

2.3  [Intentionally Omitted]

2.4  Service Availability, Business Continuity and Recovery Services

The target availability, operational reliability, and response times of the Services are as specified in Exhibit H.5.  Policies, responsibilities, and other terms and conditions related to recovery services shall be developed by the Parties as specified in Exhibit H.11

2.5  [Intentionally omitted]

2.6  Changes to SLA

Either Party may propose changes to the scope, nature or time schedule of the SLAs provided under this Schedule.  The Parties may mutually agree to any proposed changes, including adjustments to fees and expenses as a result of any changes to the Services. All changes are to be subject to the Change Control Procedures included in Exhibit H.7 and must be approved in writing by both Parties.

2.7  Customer Delays to SLA

CSG will be excused from meeting specified service level commitments if CSG is prevented from performing the associated Services for any reasons beyond the reasonable control of CSG which are caused by Customer.

PERFORMANCE, TRACKING AND REPORTING

3.1  Key Personnel Changes

CSG will notify Customer in advance of changes to any Key Personnel that could negatively affect the timely delivery of the Services to Customer.  Customer may request that Key Personnel and other personnel be changed and CSG will agree to discuss request with Customer to determine appropriate action.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

3.2 How Each Service will be Monitored

The performance of certain Services will be monitored. The methodology to be used in each case is outlined in Exhibit H.1.

3.3 Benchmarks, Targets and Metrics to be Utilized

The benchmarks, targets and metrics to be used in the measurement of service levels are defined in Exhibit H.1.

3.4 Service Level Reporting

Reports on actual service levels achieved will be provided to Customer on a recurring basis, as specified in Exhibit H.8. Such reports will cover each Service Component delivered and the performance achieved compared with the target.  Incidents and Problems will be categorized by severity and reported upon to allow the determination of mean time between failure notification and point at which performance metrics described in Table 4.4, are re-attained.

3.5 Service Review Meetings

Management Performance Review Meetings will be held on a quarterly basis at Customer’s offices, and as otherwise specified in Exhibit H.8.

INCIDENT/PROBLEM MANAGEMENT

4.1 Support and Service Desk Services

Subject to Customer’s use of maintained releases in the Production Environment, CSG will provide ongoing assistance to Customer to support the Services, including without limitation, regular maintenance. This will include comprehensive Service Desk facilities and headcount.  The Service Desk and headcount services are defined in Exhibit H.9.

4.2 Severity Definition

The Severity (which is the equivalent to CSG’s Priority) definitions in Table 4.3 will apply beginning on the first day of the first full month following the Effective Date, provided that open ticket Incidents initiated under the Prior Agreement shall be handled.  Reasonable workarounds may be used to temporarily relieve some of the impact of ***************** * and ***************** * Incidents, and an Incident, through the use of workarounds or root cause correction, may fall and/or rise in Severity per mutual agreement of the Parties (opening a new Incident ticket for each Severity/Priority level) until the Incident is fully resolved and the final related Incident ticket is closed.  For ***************** * and ***************** * Incidents, workarounds shall not be considered permanent solutions and CSG shall use commercially reasonable efforts to identify and correct the root cause of the Incident using Incident and Problem management techniques and other reasonable methods.

Customer and CSG shall mutually prioritize Incidents in the event that there are simultaneous Incidents in the same Severity/Priority category in order to focus resolution efforts in a manner mutually determined by the Parties.  This manual prioritization will be coordinated by the SBU with Customer personnel and captured and acted upon as required. Severity/Priority will be defined based on the table below.  Customer will have the right to challenge the designation based on the below criteria.

If the Customer is experiencing **** ******* ******** **** ******* or ***** *********** ******** **** ******* ********* * ******* and such ******* ** ************* *********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

********’* ******* ** *** *** ** ********’* ************, the Customer’s Senior Vice President of Customer Operations or Senior Vice President of I.T. may escalate the issue and request * ******** * ******** be opened by placing a call to the V.P. of CSG’s strategic business unit.

4.3 Production Severity Definitions

Table 4.3

Severity	Production
Severity 1

** ******** **** ****** ********’* ******** ** ** *********** **** ** *********** ******** ********** ************ ****** *** ******** *** ******* ********’* ******* ** ******* ******  *** **** *********** ******* ** ******** * **********  ******* ******** * ********* ******** *** *** *** ******* *** ****** ***** ***** ***** ***** *** *** **** ********* ***** ************** ********* ***** *** ********* ** ****** ** ***** **** ******.

Severity 2

** ******** **** ****** ********’* ******** ** ** ************ *** ***** ** * *********** ******** ********** ************ ***’* **** ** ** ******* ******* ** ******** * ********* ******** ** ********* ** *** *********  ** *** ******** ** ******** ** *** ********* ***’* **** ** ** ******* ****** *********** **** ******  ********  ******** * ********* ******** *** *** *** ******* *** *** ********* ** ******* **** ************************* **** ***** ******** **** ***** ******** ** ********** ********

Severity 3

*** ***** ************ **********  ***’* **** ** ** ******* ******* ** ******** * ********* ******** ** ********** *** ******** ** ******  ** *** ******** ** ******** ** *** ******** ** ****** ***’* **** ** ** ******** ****** ** ********* ** ****** ****** *********** **** ******

4.4  Support Target Response Times

Table 4.4 sets forth the minimum obligations of CSG with regard to Initial Status Target Time (“ISTT”), Status Interval, Target Time to Repair (“TTR”) and Mean Time to Repair (“MTTR”).  Actual performance shall be measured over each calendar month.

Table 4.4

Problem Category	ISTT*	Status Interval	TTR**	Target MTTR***
Severity 1	*** **** ******** *** *****	***** *** *** ***** ***** ****	****** **** **** ***** ***** ******	****** **** ***** ***** ******
Severity 2	*** *** ***** *** *****	***** **** *** ***** ***** ****	******** **** **** ***** ******	*** **** **** ***** ******
Severity 3	*** *** ******** ****	***** **** *** ******** **** ***** ****	****** **** **** ***** ******	****** **** **** ***** ******

* **** ******** * ************ ** *** ******* ************ ****** ** ******** ******** ** ************ ** ******** *** ***************** ******** ** *** ******** ** *** **** ** ****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

** **** *** *** *********  * ******** ****** ***** ** ***** ** ******** ****** *** ******* **** ** *** ******** ** ****** ** **** *****

***** ****** **** ** ****** ****** *** ****** ** ****** ********* ******* ****** ******* **** ******** *** ******** *** ******** *** *** ** ***** ** *** ********* *** **** *** ******** ** *********

****** ****** **** *** * ********** ***** ** *** ******* ****** *** ********* ** * ********** ******** ***** ** **** ***** ** *** ****** ** ****** ********* ******* ****** ******* **** ******** *** ******** *** ******** *** *** ** ***** ** *** ********* *** **** *** ******** ** *********

*** ******* ** *** ** **** * ********* *** ******* ***** ******* ****** * ***** ** ***** ******** ******* ** *** *** ***** ********* ** *** ******** *** **** **** ******* **** *** ***** ** ******** * ********** **** *** ***** ******** *** *** ********** ***** ***** **** *** ********** ****** *** ***** ****** *** **** *** *** **** ******

4.5 Remedies

For each ***** **** *** ***** ** **** *** ************ *** **** *** ******** * *********, it shall *** ** ***** ** *** ****** ** ***** ** ********* ******** ** ** ********* *** *** ******* ** ******** **** ** ****** ** *** ********** ****, pursuant to Section 3.2 of the Agreement.  The foregoing remedy shall *** ****** *** ******** ** ***** ******* ***** ***** ******** ** *** ****** ** ***** *** ***** in Section 3.2 of the Agreement.

Nothing in this Schedule H will be deemed to limit or restrict the ability of Customer to exercise its rights and remedies, whether at law or in equity, with respect to any material breach of the Agreement by CSG.

4.6 Support Process Overview

Designated Customer contacts will be trained on the support process by CSG.   The training will cover how to report an Incident to CSG, what information needs to be provided, how the Incident will be initially investigated and resolved, and how to use the Service Desk and its Extranet.

4.7 Customer Responsibilities

When reporting a Problem to CSG, Customer should provide as much requested information as is known at that time.  Customer’s designated CSG contact familiar with the Incident must be the contact to work with CSG in the investigation and resolution of the Problem.  Expectations include:

•	an example, including screen shots and step by step actions taken prior to contacting CSG
•	impacts to Customer’s business and/or subscribers
•	a reasonable level of responsiveness to CSG’s reasonable request for additional information
•	timely transmittal of available information and documentation of the Incident
•	timely review of the work performed by CSG
•	access to other Customer personnel as needed to investigate the Incident

Once an Incident has been reported to CSG, the CSG Service Desk will acknowledge the receipt of the ticket and will review the ticket for completeness.  If additional, material information is reasonably required for the support team to begin investigation, the ticket will be placed in a HOLD status and Customer will be immediately asked to provide such information.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

The service level agreement for resolution of an Incident begins when ******** ******* *** ********. If the ticket is placed in **** ****** *** *** *********** ********* ********** *** ******* ***** ********* ******* **** **** ************ *** **** **** ******** **** *** ******* *** *********** ********* ** **** *********** ******* *********** ** ******* *** ********.

4.8 How to Report an Incident

For ******** * and * *********:

•	**** *** *** ******* **** ** ****** *** ********

For ******** * *********:

•	**** *** *** ******* **** or **** * ******* ****** *** *** ******* **** *******

4.9 Hours of Support

Severity 1	***** ********* ******** ********
Severity 2	*** ******* **** * *** ******* ***** ****** ******* ******* ********* ******** ********* ******* *** ***** **** ****** ************ ****** ***** **** ******** ********* ** ******* ******** * *********
Severity 3	*** ******* **** * *** ******* ***** ****** ******* ******* ********* ******** ********

Excluded National Holidays:

Support for ******** *** ********* is not available on the following National Holidays recognized by CSG:

➢	New Years Day
➢	Memorial Day
➢	Labor Day
➢	Fourth of July
➢	Thanksgiving Day
➢	Day after Thanksgiving
➢	Christmas Day

4.10 Status Reports

Refer to Exhibit H.8 for status reporting requirements.

4.11 Release Management

CSG will publish an ongoing software release plan to Customer from time to time.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT H.1 – THE SERVICES

CSG and Customer shall work in good faith to modify and amend this Exhibit to incorporate future changes to the Software as they occur (e.g., incorporation of ACPx functionality).  CSG will operate its platform to provide Customer with the services, as described below:

Composition of The Services and Responsibility for Delivery

CSG has the responsibility to create and operate the platform along with additional services as described below, in providing the Services to Customer.

Data Processing Services

System Access.  Except as otherwise provided in this Exhibit, Customer shall have access to all purchased or generally released features and functionality of the CSG system operating in the Production Environment.  CSG will maintain its system and its components, individually and collectively, as required for Customer to use the CSG system’s functionality within the Service Levels specified in Exhibit H.5.

Nightly Processing.  Based on System User Data File parameters set by Customer, CSG will initiate routines within the CSG system to update files for transactions and information entered into and deleted from the CSG system by Customer as part of Customer’s daily system activity.  The outputs of such nightly processing are specific reports that are generated for use by Customer.  Nightly processing reports will be maintained on-line based on the System User Data File parameters set by Customer within the limitations of the system.

Month End Processing.  CSG shall execute routines within its system to process reports and update files for transactions and information entered into and deleted from the system by Customer during each month (“Month End Processing”). Reference where detailed descriptions of the Month End routines and reports are in CSG Documentation.  Month end reports generated will be maintained on-line based on the System User Data File parameters set by Customer within the limitations of the CSG system.

File Purges.  CSG will maintain on-line information (customer records, etc) based on the System User Data File parameters set by Customer within the limitations of the CSG system at the time the parameter is set.  These limitations are identified in our on-line documentation that is available on the CSG support site (my.csgsupport.com).

Environments

CSG will provide up to *** ******* ************* ***************** *** ******** ********** (“************** ************”).  Each ************** *********** **** ** ******* to ***** ***********. CSG will also provide Customer with *** ******* ********** **** ************ – *** **** ***** ******* *** *** *******.  These **************

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

************ run the ******* ******* ** ********** **** and allow ******** ** **** *** ************* available in ********** ***** ** ********* **** *********.  CSG will also provide Customer with a ******* *********** *********** **** ***** *******.  This environment allows ******** ** ******** ******* *** ******* ************* ****** **** ***** ** ************ ** ****** ************* ******* **** *** ********** ****** ***** ********.  Live interface connections and third party communication links will not be available for testing or training environments. If Customer requests environments in excess of the above requirements, CSG reserves the right to collect additional fees to be used for the incremental hardware/infrastructure that may be needed to support the additional environments.

User Profiles

Customer will be responsible for adding, changing, and deleting Customer user access IDs (“User Profiles”) for the CCS/ACP environment and regulating the authority of Customer’s users to access functionality within the CCS/ACP System.  CSG will provide up to ********* user profiles for Customer’s production and Test/Training Environments listed in 3 above.

Billing Cycle Limit

The number of Billing Cycles will be limited to ************ (**) ******* ****** per ****** *********.

Reports

Standard Reports.  The standard reports (RMS reports), as described in the Software Documentation and as are updated from time to time, will be maintained on-line based on the System User Data File parameters set by Customer within the limitations of the CSG system at the time the parameter is set.  In addition to the online access, these reports are archived to a CD/DVD medium for future reference.  These CD-ROMs are sent to Customer on a pre-determined basis (currently monthly).

Ad-hoc Query Tool.  An ad-hoc query tool (Vantage) is provided for the generation of ad hoc reports.  Fields available for ad-hoc queries are documented in the Vantage user guide available on the CSG Extranet (my.csgsupport.com).

Prudent Access to Reports.  CSG provides Customer with the ability to view standard and ad hoc reporting at any time except during maintenance windows.  These maintenance windows are timed to provide Customer with the least impact to their day to day operations.  These maintenance windows are scheduled at a standard weekly time – unless emergency maintenance must be performed.  In the case of emergency maintenance, Customer will be notified via communication through the Strategic Business Unit and via my.csgsupport.com subscription services.  CSG will notify Customer within *** * ***** if the CCS/ACP maintenance window will be extended beyond the **** **** ** ***.

Custom or Customer Software Enhancement Request Report.  CSG will provide a ******* status report to Customer detailing each request for enhancements to the Software, i.e., requests for Custom Software, originated by Customer.  Information for each enhancement will

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

include tasks completed since last report, new Incidents since last report, estimated completion date, and estimated total cost.

Reviews and Proposals

******* **** ******. CSG will provide * ******* *********** ** ******** ********* *** ***** **** ***** *********** ** ***’* ***** ***** ********  ******** **** ******* *** ***** **** ***** ** ** ********* ******* ***** ******** ******* ***** ******* ******* ***** **** ******** ***** **** ********* ***** ******* ***** *** ***** *** ********** ******** ****.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT H.2 – SOFTWARE

CSG will utilize the Products as described within the Agreement, as part of the platform which CSG will use to provide Customer with the Services.  During the Term, Customer may decide to migrate to Services that are enabled by a more advanced version of the Products.

Open Architecture

CSG will provide access to Products through open architectures.  Open Architecture consists of a continuum of the following:

•	Published services (from an Enterprise Service Bus perspective);
•	APIs (Application Programming Interfaces) around which services can be built;
•	Data structures or XML schema which promote data interchange.

CSG established and manages CSG APIs via the following principles.  CSG will work to establish best practices as appropriate for CSG and all CSG customers.

•

Services, APIs, or XML schema will be maintained based on the documented backward compatibility policy.  This backward compatibility policy will be updated as necessary and will be maintained on the CSG support extranet (my.csgsupport.com)

•	Strict adherence to the Change and Release management protocol set forth in Exhibit H.7 must undertaken by both Parties to support evolution of these components
•	Guaranteed support intervals must be provided
•	Current services, APIs, or XML schema must be fully documented and supported by CSG
•	CSG is not supporting Customer’s application, but rather the published behavior of the open component
•	Operating constraints must be disclosed if they are known

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT H.3 – CUSTOM SOFTWARE

Reserved for future reference.  This item is addressed in the Agreement in Section 3.2.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT H.4

Intentionally Omitted

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT H.5 – SERVICE LEVELS

***** * ***** ***** *** ******* ******* ****** *** **** ** *** *********   *** ******* ****** *** ******** ******* ****** ********* ***** *** ***** **** ***** ** ********** ***************  *** ******** ** **** ******* **** *** **** ************* ***** ***** ** ******* ** **** **** *********** ** ********* ** *** *** *** ********** ******* ** ************

****** ********** ******* ***** *** ****** ** **** ******* *** ***** ******* ** **** ******* ***** ****** ******  *** ******** *** **** ******* ***** ********** ****** ** **** ** ** – **** ** ***  *** ***** *** ******* ********* ********* *********** ****** *** ***** ********** ****** *** *** ********** ************ ********* ******** **** **** ********** ***** *** ******** *** **** ********** ********** ****** ** ** ******* ** ** ******** ***** ***** ** ********** ** ****** ****** *****

******* ************

******* ************ * ****** ***** ********* * ****** ****** ****** * ****** ***** **********

***** ***** ********* ****** *** ***** ***** ****** *** ***** **** ***** **** ********* *********** *** ******** ********* ****** ** * *********** ****** *** *** ********** ******* ** *** ***** ** ***** **  *********** *** ******* **** ******** ** ***** ******** ******* *** ******* ********* ** ***** ********* ****** ******* *** ********* ****** ******* ********* *** ** ********* ******** ******** ********* *** ********* **** ****** ***** ******** ****

****** ****** ***** ****** ***** ***** *** ****** ****** ********** ******** *** *** ********* *** **** ****** *** ********* *********** ****** *** ********** *********** ****** ** *********** ********* ** *********

******* ************ *********** *** **** ** ********

****** *********** **** ** ***** *** **** ******* ** *** **** ************ ** ************ ********

******* ***** ******** ** *** ***** ** **** *** ******* ***** *** ***** ** ******* *** ***** * *** ******* ****** ** ** ** ** ** ** ** ** *** *** ** ** ** **** ****** *** ***** ******* * ****** ******* ********’* **** ******* ******* ********* ***** *********  *** ******* ***** ****** *** *** ***** ********** ** * ****** ******* ***** ***** ** ********  ******* ** *** **** ******* ***** ** *** ***** ****** * ****** ** *** *** *********** ****** **** *** **** ** *** ***** ****** ******* ***** ***** ****** ** * ******* ***** ****** ***** ** *** ******* ** ******* *** *** ****** ** ****** *** ****** **** ******* ***** ****** *** *********** ********* **** ******* **** ********* *********  *** ******** ** *** ***** ** **** *** ****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******* ***** ** ******** ***** *** ***** *** ******* ******* ***** ******* ***** ** ******** ******* *** ******** *************  *** ********* ****** ***** ** ******* ** **** ******* **** ** ***** ****** ****** *** **** *** ********** ******** ****** ********* **** ******* ******* ****** *********

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INTENTIONALLY LEFT BLANK

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Table E

No.	Service Level	Calculation and/or Description	Measurement(s)
1	******* ****** ******

******* ****** ****** ***** ** ********* *** ******* ********** ** ***** *** **** *** **** *** ***** **** *** ********* ***********

•*** ***** ** ******* ** ** *** **** **** ****** ****** ******* ******* ******* *** ***** ** **** **** *** **** **** ** *** ******* ********** ******** ** * ***** *** ******  ****** **** ***** *** ******* ******* *** *** ** **********

•*** ***** ** ******* ** ** *** ***** **** ****** ******** *** ******* ****** *** ***** ** **** **** *** **** **** ******* **** *** ******* ********** ******** ** * ***** *** *********

•*** **** *** ******** ******** *** ***** ** ******* ** ** ** ********** ***** *** ***** ******** *** ****** *********** ******* *** ***** ** **** **** *** **** **** ***  ** *** ***** **** ***’* ********* ******** *** *********** ** ******** ** ****** ***** *** ****** *** **** **** ************ ********** ******* ** ******* ******** **** ******** **** **** ***** ****** ** **** ******** *** ******* ******** *********

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•*** ****** ********** ******* *** *** ******* ******** ***** *** ****** ** **** ******* *** ***** ** **** ** ** – **** ** ***  *** ************ ******* *** ******* ****** ****** ***** ** **** **** **** ** ** **** **** ***

****** ** ******* ******* ************ * ****** ******* ******** **** *** *** **** ******** **** **** ** ** ** **** ** **

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

No.	Service Level	Calculation and/or Description	Measurement(s)
2	******** ***** ******** *********** ***** ******* ************** *** ****** **********

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•*** ****** ********** ******* *** *** ***** ******** ***** *** ****** ** **** ******* *** ***** ** **** *** ** – **** ** ***

•*** **** **** ** ************** *** *** ******* ** **** **** ******* ***** ** **** ******* ***** ** ****** *** ** *********’ *** ** *** ***** *** *** ********* **** ******* **** ** ***** ******

***** ** ******* ******* ************

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

No.	Service Level	Calculation and/or Description	Measurement(s)
3	**** *******

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•**** ******* ****** ********** ******* ***** *** ****** ** **** ******* *** ***** ** **** ** ** – **** ** ***

****** ** ******* ******* ************ *** *** ******* ****** *** ***** ** **** ********* *** *** *** ** *** ******** ******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

No.	Service Level	Calculation and/or Description	Measurement(s)
4	**** ***** ******** **** ***

**** ***** ******* *** **** *** **** **** ** ********* *** ******** ** *** ****** ***** *********** *** * ******* ******* ******** ** *** ***** ******** ** * ******* ****** ********* ******** *** *********** *** ** ** **** *** ***** *** **** ** ***** ****** ***’* ********* ******** *** **** ***** ******* ***** ***** ** ********* ** **** **** ****** **** **** ** ******* **** ************ ******* *** ********* *****************  *** **** **** ** ************** *** *** ******* ** **** **** ******* ***** ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ****

•**** ***** ************ *** ****** ********** ******* ***** *** ****** ** **** ******* *** ***** ** **** ** ** – **** ** ***

****** ** ******* ******* ************
5	*******

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•******* ****** ********** ******* ***** *** ****** ** **** ******* *** ***** ** **** ** ** – **** ** ** ******* *** **** ** ** – **** ** ** *** ***** ****

****** ** ******* ******* ************

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

No.	Service Level	Calculation and/or Description	Measurement(s)
6	********* ***

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•********* *** ****** ******* ******* ***** *** ****** ** **** ******* *** ***** ** **** ** ** – **** ** ***  ********* *** ******** **** ****** ********* ****** *** ********* *********** ******** ****** ****** *********** ***** ******** * ******* ** *** ****** *********** ****** ***** ****** *********

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****** ** ******* ******* ************
7	********* *******

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•*** ******** **** *** ********* ******* ***** ** * ******* ** ***** ** ******** ******** **** ** **** *** **** *** *********** **** ******** *** ******* ***** *** **** *** *********** ***** * ********* ***** *** *********** ** *** ********* *********** *******

•********* ******* ****** ********** ******* ***** *** ****** ** **** ******* *** ***** ** **** ** ** – **** ** ***

***** ** ******* ******* ************ * ****** ******* ******** ****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

No.	Service Level	Calculation and/or Description	Measurement(s)
8	********* **** ********

*** *** **** ******* *** ******** ***** *** ******** ********* ****** *** ******* **** ***** ** **** **** ****** ***** ** *** **rd ** **** ***** ********* * ********* ** *** **st ** *** *******

**** *** **** ******* *** ********* **** ******* ****** ** **** **** ****** ***** ** *** **rd ** **** ***** ********* * ********* ** *** **st ** *** *******

***** *** **** ******* ****** *** *** ********* ****** ** ******* **** ***** ** **** **** ** ** *** **rd ** *** ***** *** *** ********** *********** ********* * ********* ** *** **st ** *** *******

*** ****** **** ********** ** *** **st ** *** ******

*** **** **** *** ******** ****** *** **** ***** *** ****** *** *** *********
9	******* **** ******	*** ******* **** ******* ***	******* *** ******** *** ********* *** *********
10	********** **** *** ***** *****

*** ******** ********** ********** ********* **** ***’* ******* ************ *** ********** **** ***** ***** ******** ** ******** ** *** **********’* ***** *****  *** ******** ********** ********* **** *** ***** ******* ************ *** ********** **** ***** ***** ******** **** ******* ** ** ******** *** ******** **** ***** *** ***** ******* *********** **** **** ********** ********** ********* *** ********’* ******** ********** ********* ****** *** *** ********* *****  *** **** ******* ** ********** *********** **** ***** ** ******* *** **** ********** ********* *********  *** ********** **** ***** *** **** ********** ********** **** **** *** ********** ********** *** ****** ** *** **** ******  ************* ********** ********** *** ******** ******** ********** ********** *** **** ** * ***** ***** ******* ****** *** *********** *** ******* ******* **********  ***’* ********** **** ***** *** ************* ********** ********** *** ******** ******** ********** ********** **** **** *** ********** *** ***** *** ******** ** *** ***** ***** ******* *******

*** ***** *** ** ******** ** **** **** ******* ***** ** ********** ********** ***** ***** **** **** ********* *** ************ ** ******** *** *** ****** ***** ***** ********** ** *** ********* **** ** **** *********

** ***** ** ***** ** ***** ** **** *** ********
11	*********** ******* ******	*** ******* **** ******* ***

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

No.	Service Level	Calculation and/or Description	Measurement(s)
12	****

**** **** ** ********* *** ******** ** *** ****** ***** *********** ******* ******** ** *** ***** ******** ** * ******* ****** ********* ******** *** *********** *** ** ** **** *** ***** *** **** ** ***** ****** ***’* ********* ******** *** **** ***** ***** ** ********* ** **** **** ****** **** **** ** ******* **** ************ ******* *** ******  *** **** **** ** ************** *** *** ******* ** **** **** ******* ***** ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ****

•*** **** ****** ********** ******* ***** *** ****** ** **** ******* *** ***** ** * ** ** – * ** ***

****** ** ******* ******* ************
13	********** ********** ************** ****

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•*** ********** ********** ************** **** ****** ********** ******* ***** *** ****** ** **** ******* *** ***** ** * ** ** – * ** ***

****** ** ******* ******* ************

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT H.6

Intentionally Omitted

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT H.7 – CHANGE MANAGEMENT PROCEDURES

CSG shall participate in the Change Management Procedures.  The following portions of this Exhibit H.7 provide a guideline for these Change Management procedures.

1.	Infrastructure Changes

Planning

CSG may initiate a change notification with Customer.  These change notifications will be logged with an Event Record number by CSG and a similar number by Customer.  These numbers will be cross referenced by both Parties on the change notification forms to ensure adequate tracking.

When possible changes will be introduced to the CSG system during CSG’s regularly scheduled maintenance windows.  When a change is required outside a normal maintenance window, CSG will make best effort to schedule the change at an agreed upon time.

CSG internal change management procedures require an on-line form to be submitted for every change introduced to the system.  Every change identified as a medium or high impact change is approved in CSG’s daily operational meeting.  These changes cannot go through the approval process if the change initiator has not identified if this change is critical, what the specific impacts are, identified any backout plan, how it has been tested and how it will be validated.  In addition, the initiator must be present at the meeting to represent the change to the operational team.  Customer has an operational representative that attends this meeting on a daily basis and is responsible for approving all Customer impacted changes.  If the change is not approved, then the change does not take place or must be approved at a later time.

Communications

Communication of infrastructure changes will be provided to Customer via two mechanisms:  weekly report and change control notification.

The weekly report will provide initial notification of all upcoming events that, after careful evaluation, CSG determines may impact Customer.  This report will only include notification of those changes with potential Customer impact.  This determination is made by the CSG operational contact who supports Customer.  This notification will include activities such as IR fixes, IPLs, releases and maintenance window notification.

The Customer change control notification form will be filled out for IPLs, releases and when requested for special projects.  These change notification forms are in addition to the communication in the

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

weekly report and provide additional details such as fall back planning, test procedures, impact, benefits, etc.  The specific template will be agreed to by both CSG and Customer.

Migration Control

N/A

Responsibility	CSG	Customer	Comments
Planning
Submit Change Requests	X
Maintain Change Request Log Archive	X
Perform Change Impact Analysis	X		Support from both CSG & Customer will be needed
Approve and Prioritize Changes	X
Schedule Changes	X	X
Develop Contingency Plans	X
Develop Maintenance/Change Windows	X		Support from both CSG & Customer will be needed
Communications
Represent Customer in Change Advisory Board		X
Represent CSG in Change Advisory Board	X
Notify Affected Parties	X
Report on Changes (scheduling, blackouts, issues, dependencies and impact)	X
Migration Control
Notify Affected Parties	X
Provide Change/Release Packaging	X
Provide Version Control	X
Provide Library Management	X

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Promote to Production Environment	X
Provide Post-conversion Support	X	X	Support from both CSG & Customer will be needed

2.	Customer Application Changes

Planning

CSG may initiate a change notification with Customer.  These change notifications will be logged with an Event Record number by CSG and a similar number by Customer.  These numbers will be cross referenced by both Parties on the change notification forms to ensure adequate tracking.

When possible changes will be introduced to the CSG system during CSG’s regularly scheduled maintenance windows.  When a change is required outside a normal maintenance window, CSG will make best effort to schedule the change at an agreed upon time.

CSG internal change management procedures require an on-line form to be submitted for every change introduced to the system.  Every change identified as a medium or high impact change is approved in CSG’s daily operational meeting.  These changes cannot go through the approval process if the change initiator has not identified if this change is critical, what the specific impacts are, identified any backout plan, how it has been tested and how it will be validated.  In addition, the initiator must be present at the meeting to represent the change to the operational team.  Customer has an operational representative that attends this meeting on a daily basis and is responsible for approving all Customer impacted changes.  If the change is not approved, then the change does not take place or must be approved at a later time.

Communications

Communication of infrastructure changes will be provided to Customer via two mechanisms:  weekly report and change control notification.

The weekly report will provide initial notification of all upcoming events that, after careful evaluation, CSG determines may impact Customer.  This report will only include notification of those changes with potential Customer impact.  This determination is made by the CSG operational contact who supports Customer.  This notification will include activities such as IR fixes, IPLs, releases and maintenance window notification.

The Customer change control notification form will be filled out for IPLs, releases and when requested for special projects.  These change notification forms are in addition to the communication in the weekly report and provide additional details such as fall back planning, test procedures, impact, benefits, etc.  The specific template will be agreed to by both CSG and Customer.

Migration Control

N/A

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG/Customer Responsibilities

Responsibility	CSG	Customer	Comments
Planning
Submit Change Requests	X
Maintain Change Request Log Archive	X
Perform Change Impact Analysis	X		Support from both CSG & Customer will be needed
Approve and Prioritize Changes	X
Schedule Changes	X
Develop Contingency Plans	X	X
Develop Maintenance/Change Windows	X
Communications
Represent Customer in Change Advisory Board		X
Represent CSG in Change Advisory Board	X
Notify Affected Parties	X
Report on Changes (scheduling, blackouts, issues, dependencies and impact)	X
Migration Control
Notify Affected Parties		X
Provide Change/Release Packaging		X
Provide Version Control	X
Provide Library Management	X
Promote to Production Environment	X
Provide Post-conversion Support	X	X	Support from both CSG & Customer will be needed

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

3.	Change Management Procedures for Changing Services

The service change process requires an email notification to a client services representative outlining the work required.  Approval for this work to be completed must be obtained from a CSG operational contact prior to initiation of the work.  Customer approval for this work is provided by field contacts throughout the Customer locations.  Requests currently covered by these procedures include custom projects, implementations, launches, PCB changes, service code changes, financial snapshots, control card changes, server changes, .ini changes, file strips, etc.

4.	Release Management

Change control for a CSG code release provides information for the event only.  The change control record does not provide detailed information for each project included in the release.

The Release communication development and delivery schedule is as follows:

The release communication cycle begins *** **** ***** ** * *******. CSG sends the following communications at the following times during the release cycle.

•	*** **** ***** ** *******--Release Impact Matrix (RIM)
•	** **** ***** ** *******--Release Preview
•	** **** ***** ** *******--60-Day Release Overview
•	** **** ***** ** *******--Bitmap and UDF Memo
•	** **** ***** ** *******--Bulletin and User’s Guide Updates
•	**** **** ***** ** *******--Release Updates

More information on the Release communication deliverables can be found on the CSG support extranet (my.csgsupport.com).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT H.8 – SERVICE LEVEL REPORTING AND REVIEWS

I. Daily Service Reports

Daily Service Reports will be provided on ***************** * *********, within * ******** *** of the applicable day being reported.  CSG will provide the Customer Incident reports (a) using the Service Desk Incident management tools and (b) via telephone calls and e-mail as reasonably requested. Reporting should include the following:

•Identifying/updating unresolved Incidents

•Reporting when an Incident has been resolved

Daily service Incidents will also be documented in an operations log or service report (see Section II below) which will be reviewed on a monthly basis.

II. Monthly Service Reports

CSG will provide a monthly report to Customer that will measure “actual vs. target” values for the metrics defined in Exhibit H.5. Except where otherwise noted, CSG will be responsible for collecting this information, presenting it to Customer, and including the information within an overall “performance dashboard” report.  The design of the performance dashboard report will be mutually agreed upon by CSG and Customer within two months of agreement execution.  This report will be provided to Customer on the **** ******** *** or the **** ******** *** if on a weekend or holiday of the month following when the data was compiled.

Additionally, the following reports, defined in Exhibit H.1, will be presented monthly to Customer:

•	Enhancement Request Status
•	******* **** ******

III. Management Performance Review Meetings

CSG will meet with Customer on a ********* ***** to review the state of the business.  The agenda for the meetings will be mutually defined based on the current state of the business, but will likely include the following items:

•	Service performance levels
•	Support performance levels
•	Installation performance
•	Equipment issues
•	System issues
•	Compensation issues
•	Administrative issues
•	Scheduled and unscheduled maintenance, including duration, start times, etc.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

•	Security Issues
•	Proposed Changes to the SLA
•	Key issues and/or action items related to service performance for the next quarter

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT H.9 – SUPPORT AND SERVICE DESK SERVICES

I. Hours of Operation

The Service Desk’s hours of operation are listed below:

Description	Hours of Operation
Standard Business Hours	24x7 including holidays

II.  Service Desk Contact Info

The following contact methods can be used to reach the Service Desk:

Contact Method	Contact Info
Telephone	************
Internet	https://*****************

III.  Service Desk Customers

The Service Desk serves the designated CSG Customer users.

IV.  Service Desk Procedures

Immediately below is a table listing the current support Level Tiers and their related functions and procedures.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Call Level Definitions

Call Level	Criteria	Procedure
Tier 1

******************* – **** *** *********  ******** ********* *********** ** *** ***** ********* ******** *** ********** ******* ********** *** ********** ******** ********* ******* ******* ******* ** ***** ********** ** **** **** ******** ******** ************ *** *************** *** ********** *** ********** ******* ** ****** *** *********** ********* *** ********* *** *********

•***** ***** ** ********* **** ********* ******* ********** ** ******** ********* ** ************

•********* ********* ********* *** ********* ************** *** ** *****

•********* ** ***** ***** ****** **** ********* ***

*** ******** ********** *********** ********* ******** ************ ******* *********** ********* *** *** ********* ************ *** *****

•****** *** ******** ** ********

•****** *** ****** ** *** *********** ****** ** ***** **

•******** ** ** **** *

Tier 2

******** *** ********** ** ************ ********* * ********* ********* ********** **** *********** ********** ***** *********** ********* ********* *** ***** ********* ******* **** ****** ***** *** ******* ******* ****  ******** *** ***** *********************** ** ********* ********* ** ********* **** ** ******** *** ********* **** ************* ** ********** ***** ** ********* ******* ** **** **

****** *** ******** ** **** * *** ******* **** *********

*** ********* ******** ******** *********** *** *** ******* ***** ** *** ******* ** ******* ** •******* *** ******** ** * ***** ** *********** ****** *** ******* *** ********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Call Level	Criteria	Procedure
Tier 3

******************* ** **** * ****** ******** ******* – ********* *** ******** *** **** *** ****** *********** ******** ******** *** ********* ******** **** *********** ************ *** ********** **** *** **** ** *** *** ********* **** * ** ****** **** ** ****** ** ******* ******** ********** *********** *** ***** ** * ******** **** **** ********** ********* *********** ****** ******** ******** ********** *** ************** **** *** ******** ******

****** *** ******** ** **** * *** ******* **** *********

*** ********* ******** ******** *********** *** *** ******* ***** ** *** ******* ** ******* ** •******* *** ******** ** * ***** ** *********** ****** *** ******* *** ********

V.  Outage Notification

The Service Desk (or CSG designated representative) will notify appropriate Customer and CSG personnel in the event of a service outage. There are three notification activities that need to occur:

Management Notification: Customer and CSG management will be notified via telephone and/or email *********** when a ******** * ******** *** **** **********. Additional Customer management notification will be the responsibility of Customer.

User Notification:  Customer will be updated via designated Customer contacts for an Incident.  Additional user notification will be the responsibility of Customer.

Management/User updates: For ******** * *********, CSG will update the designated Customer management contact on the progress towards resolving the outage as described in Section 4 of the main body of this Exhibit.  Updates should include an estimate on when service will be restored.

An outage is defined as periods of time in which the system does not respond to customer requested transactions due to the system or an incident or issue impacting the CSG hosted resources.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT H.10 – PROBLEM ESCALATION & RESOLUTION

I.  Incident Escalation Procedures

When an Incident arises or information is requested, Service Desk shall be the first contact engaged to address the Incident and shall prepare the Trouble Ticket.  The Service Desk will attempt to resolve Incidents if possible, but at a minimum the Service Desk will record the Incident, confirm a severity, and track it to resolution.  Customer and CSG shall mutually agree on the Severity Level based on the criteria in Section 4.2 and CSG will assign the appropriate degree of resources, and devote the attention required, to resolve the Incident according to Schedule H, Section 4.4.  Service Desk automation allows - on a product by product basis - for automated escalation.  If Customer does not agree with CSG’s approach to resolving the Incident or the speed at which the Incident is being addressed, the following table shall apply

II.   Customer Escalation Process

Customer should use the following process to escalate a Problem to CSG management.

Production

Once in Production, the following process should be used by Customer to escalate concerns, Incidents or Problems.

Sequence	Escalation
	Point of Contact	Method of Contact
1st	**** * ******* ****	*** *** ******* ****
2nd	*** ******** ********	**** * ** ******* *******
3rd	**** * ******* ********	*** ******** ********
4th	*** ******* ********	**** * ******* ******** ** *** ******** ********

A SBU Incident manager will be assigned as required.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Implementation Phase

During the implementation or upgrade phase, contact the CSG’s Project Manager to escalate an Incident.  The Project Manager will then engage the necessary CSG resources to address the Incident.  If there is no Project Manager assigned, contact CSG’s Customer Advocate to escalate an Incident.

II.  Problem Escalation Contacts

The Parties will develop a one-page document that will be updated and delivered as the problem escalation contacts are either established or changed.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT H.11 – RECOVERY SERVICES

I.  Backup /Retention Policy

CSG/Customer Responsibilities

Responsibility	CSG	Customer	Comments
Provide Backup consulting support	X
Provide supporting hardware, software and personnel	X
Execute and monitor backup	X
Schedule backup	X
Resolve Problems with backup	X
Store and retain backup inventory and off-site rotation	X

II.  File Restore Policy

CSG/Customer Responsibilities

Responsibility	CSG	Customer	Comments
Submit request for data/file restore		X
Execute restore procedures with backup media	X
Notify Customer of restore results	X
Verify results of restore		X

Restore requests are made through the Service Desk. Most of the restores are typically completed within ** *****.

CSG shall meet the Recovery Time Objectives and Recovery Point Objectives in the three following Recover Timeframes tables (Scenario A, Scenario B, and Scenario C):*

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Recovery Timeframes

Scenario A – Data Center Intact, system intact & tape on-site
System/Data Category	Recovery Time Objective	Recovery Point Objective
****** ***********	** *****	**** ** ****
********** ******** *********** *** ***	*** *****	***** ******** ***
*********	** *****	**** ** ****

Example:  Should ***** *** of financial data be lost, CSG’s recovery time objective would be ** ***** (* ** * * ***** * **).

Scenario B – Data Center Intact, system intact & tape off-site
System/Data Category	Recovery Time Objective (by GB)	Recovery Point Objective
****** ***********	** *****	**** ** ****
****************** ***********	*** *****	***** ******** ***
*********	** *****	**** ** ****

Scenario C – Data Center unavailable; requires off site recovery
System/Data Category	Recovery Time Objective (time between disaster and functional system recovery)	Recovery Point Objective
****** ***********	*** ***** (******** *********** *****)	***** ******** ***
****************** ***********	** – ** **** (******** *********** *****)	***** ******** ***
*********	*** ***** (******** *********** *****)	***** ******** ***

*NOTE - ***** ****** ***** are retained for ** ****, and are then erased.  ******* ****** ***** are retained for ** ******, and are then erased.  ********* ********* ******* are retained for ** ********.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

III. IT Recovery Plan

The following table delineates Customer versus CSG responsibilities in the IT recovery area.

CSG/Customer Responsibilities

Responsibility	CSG	Customer	Comments
Risk Management
Perform business impact analysis	X
Perform risk assessment	X
Manage statewide enterprise service recovery plan repository	X
Recovery Strategy Development
Develop recovery approach/strategy	X
Provide consulting support for plan and strategy development	X
Provide standard template for service recovery plans	X
Ensure disaster recovery approach supports business continuity plan/approach		X
Define application categories	X
Recovery Plan Development & Maintenance
Determine and communicate Service recovery needs		X
Define application requirements - identify the applications by category - application recovery procedures - plan maintenance for application changes	X
Define infrastructure requirements - alternate site or hot site facilities - infrastructure components - infrastructure recovery procedures - plan maintenance for infrastructure changes	X
Define guidelines for testing practices	X

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Responsibility	CSG	Customer	Comments
Define testing approach/frequency	X
Identify management escalation tree, notification process and individual responsibilities	X
Document, update and maintain plan(s)	X
Review plan as requested and update repository after testing exercises	X
Plan Training
Train application personnel	X
Train infrastructure personnel	X
Plan Testing
Schedule recovery plan	X
Provide plan testing facilities and infrastructure	X
Test applications and standalone portions of Service recovery plan	X
Test infrastructure services portion of Service Recovery Plan	X
Update plan per test results	X
Communicate plan test results	X
File testing exercise reports	X
Application of mitigating treatments	X

IV.  High Availability Applications

CSG/Customer Responsibilities

Responsibility	CSG	Customer	Comments
Identify applications for high availability consideration		X
Validate application eligibility	X
Provide remote storage management	X

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

V.  Business Continuity Policy

The purpose of this policy is to ensure that all business operations, departments, and divisions of Customer, regardless of location, have documented plans in place to guarantee safe, reliable, continuous business operations following a crisis management or disaster event. The policy seeks to provide for the resumption of mission critical business operations in accordance with pre-established Recovery Time Objectives (RTO) and Recovery Point Objectives (RPO).

CSG will participate in the following activities to assist Customer in reestablishing CSG capabilities before and after a Customer Disaster declaration (participation will be best effort in response to Customer leadership request):

Before declaration:

Participate in Business Impact Analysis

o	gaps in technology recovery mechanisms;
o	gaps in work area recovery and work space needs;
o	equipment needs;
o	recovery prioritization of business functions and technology functions;
o	help determine recovery strategies

After declaration:

Assist Customer DR team to re-establish service continuity to alternate work sites within recovery time objective

o	Initial redirection
o	Monitoring and Load balancing
o	Report generation

After event:

•	Restore original configuration
•	Re-balance facilities
•	Restore reporting

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE I

EXPORT APPROVED PRODUCTS AND EXPORT APPROVED COUNTRIES

Export Approved Countries	Export Approved Products
*********	******
*******	****** (***********)
***** ****
********* ********
*********
******
*******
*******
************

**These products include the following software or product modules:

1.***

2.***** ********

3.***** **** **** (***)

4.******** *********

5.***** **********

6.********* (***)

7.******* *********r

8.****** ************

9.**** **********

10.****

11.*** * **

12.******* ***********

13.********* *******

14.****** *********

15.******** ********* ******

16.****** *******

17.*** * ***

18.*** ********** (**** ****** ****), a/k/a **** *** ******

19.******** *****

20.******** **** *******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE J

OUTSTANDING STATEMENTS OF WORK AND LETTERS OF AUTHORIZATION

Document Name	Document Number	Execution Date	Doc Type

********* ********* ***	198-1780	December 10, 2003	SOW
******* ***** ************ ********* ("****") ************ ************* ******* *** **************	229-3413	February 27, 2007	SOW
******* ****** ******** *********** *******	229-5688	March 7, 2008	SOW
****** ***** *** ** ** *** ******** * **** ***** **************	229-5078	March 18, 2008	CO
****** ***** *** ** ** *** ******** * **** ***** **************	229-5752	March 18, 2008	CO
********** ******* *** ********* *** *** ********* *** ********* ** ******* ** ********'* *** ******** ******* ***********	229-6269	April 24, 2008	SOW
**** ***** ****** ** ****** *** (*) **** ** ***** *****	229-6336	June 17, 2008	SOW
********** *********** *********** ***** ******	229-6012	August 4, 2008	SOW
********* ********* *** **** **** ****** * *******'* *** ********** ***********	229-6752	August 12, 2008	SOW
***** ******* ****** ** *** ************* ****** ** *******'* ********** *********** ** ****** ****	229-7163	August 22, 2008	SOW
****** ***** *** * ** *** ******** * ********* ********* *** **** **** ****** * *******'* *** ********** ***********	229-7500	September 19, 2008	CO
****** ***** *** * ** *** ******** * ******* ****** ******** *********** *******	229-7382	October 21, 2008	CO
******** *** ******** **** *********	229-7489	November 4, 2008	SOW
********* ***'* ********* ******* ("***") *** *** *** ***** ** ****** **** ***********	229-7166	November 10, 2008	SOW
******** ** ******* ******* ****	229-8061	November 18, 2008	LOA
*** ********* *** *********** ************* **************	229-8080	January 5, 2009	SOW
****** ***** *** * ** *** ******** * ********* ***'* ********* ******* ("***") *** *** *** ***** ** ****** **** ***********	229-8262	January 5, 2009	CO
********* ****** ******* *** ******** ********* *** ****** *********	229-7562	January 12, 2009	SOW
******** ** ******* **** *** *** *** ****	229-8404	January 21, 2009	LOA
******* * **** ********* *******	229-8608	January 28, 2009	LOA
****** ***** *** * ** *** ******** * ********* ********* *** **** **** ****** * *******'* *** ********** ***********	229-8489	January 31, 2009	CO

In the event of a conflict between the terms of the Agreement, its Schedules or Exhibits and the terms provided in the documents listed above, the terms of the Agreement, its Schedules or Exhibits shall control.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE K

GUIDELINES FOR PASSER AND TRANSFER PROGRAM REQUESTS

Passer Definition

A ‘passer’ is a programmatic process that can be used to make bulk changes to key data residing on CSG’s billing system such as House, Equipment and Subscriber data without creating a work order.  There are multiple types of passers that are defined below:

Item Passer - An Item Passer may be used by Customer to update, add or remove an item and item related settings on connected customer accounts.  This may include items such as:  a change to the bill code, service code or discount code.

NAS to DAC Passer - The purpose of a NAS to DAC launch is to change from using the HITS (TD) protocol to using the Jerrold Digital (JD) protocol. With the HITS interface, transactions are processed by the ‘HITS’ national addressable controller, which is the origin of the term NAS. The Jerrold Digital protocol, the addressable controller, is called a DAC. Therefore, the process is called a NAS to DAC passer. A crucial component is that live equipment on subscriber accounts will undergo this change, as well as equipment in stock status.  This involves three separate Equipment passers, the add, delete and key, to be run to update the equipment type and model.  The purpose of the Add passer is to put a copy of the inventory, as it will look like under JD control, into the billing system. It is then downloaded into the DAC, using the “WRITE FULL” command. At this point, the DAC is now populated with the equipment that is in use by the site. These set tops only exist in the CSG master file (in inventory) and are not on customer accounts.  Once the inventory is successfully downloaded, the JD inventory can be deleted from the billing system, with the Delete passer.  When the Key passer is run, specific fields are updated on the Equipment, allowing it to be controlled by the DAC.

Equipment Passer - An Equipment Passer may be used by Customer to change, remove, or add Equipment information on the Equipment master file. The Customer provides the criteria necessary to select the Equipment records eligible for a passer. There are two types of Equipment Passers: a ‘Non Key Change’ and a ‘Key Change’.

▪	Non Key Change

A Non Key Change Equipment Passer only involves changes to the Equipment master file.

▪	Key Change

A Key Change Equipment Passer can involve modification of the serial number, type, CID, rent-purchase-flag and requires an update to the Equipment, Location, and equipment history master files.

House Passer - A House Passer may be used by Customer to change, remove, and add settings on the House record and/or the Equipment and House Master file when head end changes are required. The Customer provides the criteria necessary to select the House records and/or to select the Equipment records eligible for a passer.

EFT Passer - When Customer begins using EFT processing a Passer may be used to update the Debit Day field on the Subscriber Master file to bring Subscribers into compliance with Government regulations.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Ledger Passer - A General Ledger Passer is typically run after an Item passer has been implemented to synch up Items that are changing in the passer.  The GL passer will update affected items and all associated monies on financial month end reporting. The benefit of running this process is so that the site will not have to manually reconcile affected Items on the first month end that immediately follows the passer.

Voice Item Passer - An Item Passer is considered a Voice Item Passer if changes are being made to PROVISONABLE services. In a Voice Item passer CSG would need to manipulate a second Master File or database known as the Provisionable Data Base (PDB).

NPA_NXX Passer - An NPA/NXX Passer may be used by Customer to change NPA (area code) NXX (prefix) and/or line numbers. The Customer provides the criteria necessary to select the NPA/NXX records for the passer.

Item Standardization Passer - An Item Standardization passer may be used by a Customer to update, add or remove item and item related settings on connected customer accounts.  This may include a change to the bill code, service code or discount code.  An Item Standardization passer is different from a normal Item passer based on the volume of changes included in the passer.  Normally if more than ten percent of the markets service/package codes are included in the passer it would be considered a Standardization passer.

Standard Passers:

Passer Type	Lead Time	Charge (Note 1)
Item Passer	** **** (* *****)	$*********
Voice Item Passer	** **** (** *****)	$*********
House Passer	** **** (* *****)	$********
EFT Passer	** **** (* *****)	********
Equipment Passer	** **** (* *****)	$********
NAS to DAC (3 equipment passers)	** **** (* *****)	$********* (for * ********* *******)
Ledger Passer	** **** (* *****)	$********

Note 1:  These services and associated fees shall be set forth in a mutually agreed upon Statement of Work.  In the event of termination of an executed Statement of Work by Customer, Customer shall pay all fees for work performed up to the termination date of the SOW.  If Customer requests an expedited service to be performed Customer understands there may be an additional cost in the SOW that would exceed the charges provided herein.

Non-standard Passers

The following passers are considered non-standard.   The lead time and minimum price will be based upon the level of effort needed to meet the Customer defined specifications.

w	NPA/NXX Passer
w	Item Standardization Passer
w	Any passer using data from an external source

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

w	Passers to any master files not listed would be considered custom and charged on a time and materials basis
w	Passers which have not previously been performed

Mass Data Change

As a component of Statement of Work (“SOW”) 229-6752, titled Dedicated Resources for Mass Data Change as changed per Change Order No. 1 (229-7500) and Change Order No. 2 (229-8489), Charter utilizes a custom passer process with CSG’s Professional Services Group (PSG) organization. This process provides a mechanism for Charter to implement passers by utilizing *** *** * **** (***) **** **** *********. These resources work with Charter resources to identify the requirements, complete the specifications, schedule and program the passers. While this process does not eliminate the need for passers, it does streamline the process.

The passers completed for Charter are identified and prioritized by the Charter CMS team. This process will continue to be utilized through the terms and conditions set forth by the Statement of Work and any related Change Orders at Charter’s option.  Additionally, this team has a limit on the number of requests it can accommodate at one time. In the event that: (a) Charter requires additional capacity that cannot be accommodated by this team or a modified team size agreed by both CSG and Charter, or (b) the SOW and related Change Orders are terminated then the passer pricing in Schedule K will be utilized.

Agent Transfer Definition

A ‘transfer’ is a programmatic process that moves and translates key billing data such as subscriber, house and equipment information.  This process is most commonly requested when properties are bought and sold.  The Transfer process facilitates the standardization of configuration, rates and structures into the new billing model.  Transfers can also be used to restructure franchises within existing systems, when needed (i.e. franchise authority mandates, realignment of plant configuration, etc.).

Agent Transfers:

Transfer Type	Lead Time	Charge (Note 2)
2 LOB – Video and HSD	** **** (* ******)	$*********
3 LOB – Voice, Video and HSD	*** **** (* ******)	$*********
File Strip (2 LOB)	** **** (* ******)	$********
File Strip (3 LOB)	** **** (* ******)	$********

Note 2:  These services and associated fees shall be set forth in a mutually agreed upon Statement of Work.  In the event of termination of an executed Statement of Work by Customer, Customer shall pay all fees for work performed up to the termination date of the SOW.  If Customer requests an expedited service to be performed Customer understands there may be an additional cost in the SOW that would exceed the charges provided herein.

CSG Responsibilities

CSG will perform the following activities in support of Customer passer/transfer activity:

w	An analyst will be assigned to each project to work with the customer and coordinate internal CSG activity.
w	Provide the Customer with a current “Passer/Transfer Packet”. This packet will include basic information regarding the passer, a request form, a spec matrix and a project plan.
w	Weekly meetings will be held with the CSG Analyst and the site contact.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

w	A project tracker which includes deliverable dates and an issues tracking log will be published weekly.
w	Output will be provided to the Customer after each test run.
w	CSG will identify and manage any impacts to ancillary products (like Care Express, WFX).
w	The CSG Analyst will arrange for statement checkers, if needed.
w	On the day of implementation, CSG will provide updates throughout the day on any identified issues until an ‘all clear’ is agreed upon with the site.

Customer Responsibilities

The Customer will perform the following activities in support of Customer/transfer activity:

w	Identify a primary and secondary/escalation contact at the site. The primary contact will be considered the project lead on the Customer side.
w	Attend weekly meetings with CSG and review the project tracker for upcoming deliverables.
w	Provide detailed specifications for the passer/transfer.
w	Review output and provide approval
w	Inform CSG of all ancillary products the site is using.
w	Participate in calls on implementation day.

Milestone Dates

The following activities are considered ‘milestones’ in the project life cycle.  If these activities are not completed as scheduled, the passer may be delayed.

w	Final Specifications submitted – Customer responsibility
w	UDF changes and pre-edit run – Customer responsibility
w	Test Output delivered to Customer – CSG responsibility
w	Approval of test output – Customer responsibility
w	Approval of project implementation – Customer responsibility

Changes to the final specifications may increase the implementation timeline.  The addition of new specification after coding has started will result in an increased implementation timeline.

Implementation Day

Passers:

The preferred day for non-voice passers are ****** *** *******; however, they can be scheduled any day of the week, but must be coordinated with other activity to avoid conflict.   The preferred day for voice passers is ***************; however, additional days can be considered based on other activity.

Transfers:

Transfers are scheduled approximately ***** ***** *** **** and implement on ******** ************ *******.  These dates are scheduled on an annual basis.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE L

Charter Communications Access Agreement

THIS ACCESS AGREEMENT (this “Agreement”) is entered into as of _______________, 20_____ (the “Effective Date”), between Charter Communications Holding Company, LLC, a Delaware limited liability company, with a principal place of business at 12405 Powerscourt Drive, St. Louis, Missouri 63131 (“Charter”), and __________________, a ______________ corporation, with a principal place of business at ____________________________________ (the “Accessing Party”).

The purpose of this Agreement is to define standards for connecting to Charter’s network from any host.  These standards are designed to minimize potential exposure of Charter’s network and connected facilities to damages that may result from unauthorized use of Charter resources.

The Parties hereby agree as follows:

1.Grant of Access

Charter grants access to and use of certain Charter and Charter affiliate networks, computer systems, software and/or data (the “Network”) set forth on Attachment A to this Agreement, hereby incorporated by reference.  The Accessing Party shall not attempt to access or use any Charter or Charter affiliate networks, computer systems software and/or data other than those set forth on Attachment A.

2.Scope

This grant of access applies only to the Accessing Party’s employees, contractors, vendors and agents specifically designated by the Accessing Party (each a “User”).  Before allowing a User to access the Network, the Accessing Party shall cause such User to (i) review this agreement and verify in writing that the User has done so and (ii) review, sign and comply with Charter’s Password Policy, attached hereto as Attachment B and hereby incorporated by reference.  The Accessing Party shall be liable for the actions or omissions of Users in using the Network.  Users will use the Network only for legitimate business purposes in furtherance of the Accessing Party’s business relationship with Charter or its affiliates and for no other purpose.  Users’ access to the Network, as well as utilization of access codes, passwords and access procedures, may be denied, changed or terminated, at any time, at the sole discretion of Charter, without cause or liability to the Accessing Party or Users.

3.Terms of Use

a.

The Accessing Party agrees to follow the then-current Charter Acceptable Use Policy, the current version of which is attached hereto as Attachment C and incorporated herein by reference, as well as all other applicable Charter information security policies, standards or procedures, and to prevent improper access to the Network or applications on the Network by Users.  Charter reserves the right to revise its Acceptable Use Policy and its information security policies, standards or procedures at any time.

b.	Charter has the right to strictly control access to the Network to ensure security of its data.
c.	It is the responsibility of all Users with virtual private network (“VPN”) privileges to ensure that unauthorized users are not allowed access to the Network.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

4.Term

This Agreement will commence on the Effective Date and continue until terminated by either party hereto, at any time, without cause, fifteen (15) days after receipt of written notice thereof, or as otherwise provided in this Agreement.  Any breach of this Agreement by the Accessing Party will entitle Charter to terminate this Agreement immediately without prejudice to its rights or remedies available at law or in equity.  Upon termination or expiration of this Agreement, the Accessing Party will cease and will ensure that Users will cease all attempts to access the Network.  Termination or expiration of this Agreement will not relieve the Accessing Party of its obligation to hold Confidential Information (defined below) confidential.

5.Confidentiality

a.	Generally.
1.

Confidential Information means non-public information that either party (the “disclosing party”) designates as being confidential or which, under the circumstances surrounding disclosure, ought to be treated as confidential.  Confidential Information includes, without limitation, computer software; computer hardware; computer passwords; computer network; computer access information; computerized data; information reflecting the names, addresses, telephone numbers, assets and obligations or other personally identifying information of the disclosing party’s customers; information regarding the disclosing party, including its employees; information pertaining to the internal policies and procedures of the disclosing party, including its business policies and practices; and information received from third parties that the disclosing party is obliged to treat as confidential.  Confidential Information of the disclosing party gained by the other party (the “recipient”) or the recipient’s personnel, or disclosed to either by any of the disclosing party’s parent, subsidiaries and/or agents, is covered by this Agreement.

2.

Each recipient understands and acknowledges that in connection with its performance of the terms of this Agreement, it and its personnel may have access to data, records and documents pertaining to confidential and proprietary information regarding the business and affairs of the disclosing party (the Confidential Information as defined above and any information designated at any time by the disclosing party as confidential).  Each party agrees that the Confidential Information is the property of the disclosing party at all times during the term of this Agreement and after the termination of this Agreement in perpetuity.  The right of the recipient or its personnel to access or use such Confidential Information must be necessary for the recipient to perform its obligations under this Agreement and shall cease immediately upon termination of this Agreement for whatever reason.

3.

The recipient and its personnel shall treat the Confidential Information as such and not disclose same to any person, firm, association, partnership, corporation, or other entity, in whole or in part, except as necessary to carry out the terms of this Agreement, except as provided herein.  In addition to any specific security measures referenced herein, the recipient and its personnel shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information, to keep confidential the Confidential Information.

4.

Except as expressly permitted hereunder, as expressly permitted in writing by the disclosing party, or as otherwise required by applicable law, valid court order, subpoena, or other legal or administrative demand for disclosure (provided, however, that the receiving party shall give the disclosing party prompt written notice of any such demand or requirement for disclosure and, at the disclosing party’s expense, the receiving party shall reasonably cooperate with the disclosing party’s efforts to secure an appropriate protective order or confidential treatment of the Confidential Information disclosed, and the recipient or its representatives only furnish that portion of the Confidential Information which such party is required to disclose), neither party nor any of its officers, directors, partners, employees, agents and affiliates (“Related Parties”) shall at any time disclose to any person, organization or business entity, all or any portion of any Confidential Information.  Any Confidential Information disclosed pursuant to this section shall remain treated as Confidential Information in all other respects and shall remain subject to the confidentiality restrictions of this Agreement.  Neither party shall at any time act or fail to act so as to impair the confidential or proprietary

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

nature of any Confidential Information, nor shall at any time use all or any part of the Confidential Information for any unauthorized purpose whatsoever.  The receiving party shall take all such actions as shall be necessary to ensure that each of its Related Parties having access to any Confidential Information does not disclose, use, act or fail to act, including (without limitation) procuring from each of those Related Parties an acknowledgment of existence of this Agreement and any agreement to be bound thereby.  The recipient shall immediately deliver to the disclosing party upon termination or expiration of this Agreement, or at any other time upon the disclosing party’s request, any Confidential Information in the recipient’s possession or control or, at the disclosing party’s option, certify destruction of same.  The recipient agrees to segregate all such Confidential Information from the confidential materials and information of others to prevent commingling.

5.

The recipient’s personnel shall notify the disclosing party immediately upon discovery of any actual or reasonably suspected compromise, unauthorized use or disclosure of Confidential Information, or any other breach of this Agreement, and will cooperate with the disclosing party in every reasonable way to help the disclosing party regain possession of the Confidential Information and prevent any further compromise, unauthorized use or disclosure.  The recipient acknowledges that monetary damages may not be a sufficient remedy for unauthorized disclosure of confidential information and that the disclosing party shall be entitled, without waiving any other rights or remedies to seek such injunctive or equitable relief, as may be deemed proper by a court of competent jurisdiction.

b.	Additional Limitations and Requirements with Respect to Charter Customer Information.
1.

All of Charter’s personally identifying customer information, including both existing and potential Charter customers, will be maintained as confidential and will not be used for any purpose other than the completion of the specific duties undertaken in this Agreement.  Any collection, maintenance, and/or use of such Charter customer information shall be undertaken (i) subject to the then-current documented subscriber information collection business practices and written customer privacy policies of Charter (which practices and policies are described more fully at www.charter.com) and, in all cases, (ii) in compliance with any applicable laws governing Charter’s collection, maintenance, transmission, dissemination, use and destruction thereof, including specifically the subscriber privacy provisions of the Cable Communications Policy Act of 1984, as amended (47 U.S.C. § 551), and any and all other applicable laws or regulations, including, but not limited to, the Electronic Communications Privacy Act, 18 U.S.C. § 2701 et seq., Cal. Penal Code § 637.5, any state and/or federal security breach notification laws; and (iii) in compliance with the Payment Card Industry Association Security Standards, to the extent the recipient has access to any Charter customer’s payment card information.

2.

Recipient shall retain all customer information only for so long as is necessary, as reasonably determined by recipient, to complete the purposes for which the customer information has been disclosed, unless otherwise specified by a mutual written agreement of the Parties.  Thereafter, recipient shall permanently destroy or return Charter’s customer information.

3.

Upon reasonable request from Charter, recipient shall provide access to, and the right to inspect, all records relating to the collection, processing or transfers of data relating to Charter’s customer information.  Unless otherwise agreed, any such inspection shall occur only at the business offices of recipient during normal business hours and shall be conducted by a mutually acceptable third-party inspector.  The costs of any such inspection shall be paid by Charter.

4.

Recipient agrees to cooperate in any regulatory investigation or in any internal investigation by Charter, and in responding to any inquiry by any Charter customer, relating to Charter’s customer information.  In the event of any such investigation or inquiry, upon notice to recipient, Charter may suspend any further transfers of customer information for so long as may be necessary to obtain assurances that any additional transfers will not provide the basis for further regulatory action or possible liabilities.  Any such suspension will not

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

relieve either party for any liability arising from this Agreement or any other commercial agreements with Charter.

6.Laws

The Accessing Party will abide by all applicable laws, statutes, rules, ordinances and regulations including U.S. Export Administration laws and regulations.  This Agreement will be governed by the laws of the State of Missouri without giving effect to its conflict of laws principles.

7.Warranties and Limitations of Liability

CHARTER MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, TITLE, OR AGAINST INFRINGEMENT, ARISING OUT OF THIS AGREEMENT OR THE USE OF THE NETWORK BY THE ACCESSING PARTY OR USERS.  CHARTER WILL NOT BE RESPONSIBLE FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT.  OTHER THAN THE CONFIDENTIALITY OBLIGATIONS SET FORTH HEREIN, ACCESSING PARTY OR USERS WILL NOT BE RESPONSIBLE FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT. Any loss or damage occurring to the Accessing Party or Users arising from the use of the Network will be the sole responsibility of the Accessing Party or Users.  Without limiting the foregoing, Charter will not be liable to the Accessing Party or Users for: (i) any loss or corruption of Accessing Party data stored in or transmitted through the Network; (ii) any incorrect results obtained by using the Network; (iii) any interruption of access or use of the Network for whatever reason; (iv) access of any Accessing Party data by third parties; or (v) toll fraud in accessing, using or egressing the Network.

8.Ownership and Use

Except for information or data input into the Network by the Accessing Party (“Accessing Party Information”), all information, including data, created or contained in the Network, including messages, is the property of Charter or one or more third parties (“Information”).  The Accessing Party hereby assigns to Charter, to the extent it has the right so to do, all of its right, title, and interest in and to Information created on the Network.  Except as otherwise required by law, Charter hereby grants to the Accessing Party a non-exclusive, perpetual, royalty free license to use such Information for legitimate business purposes in furtherance of the Accessing Party’s business relationship with Charter or its affiliates and for no other purpose.  Except as otherwise required by law, the Accessing Party hereby grants to Charter a non-exclusive, perpetual, royalty free license to use Accessing Party Information for legitimate business purposes in furtherance of the Accessing Party’s business relationship with Charter or its affiliates and for no other purpose.

9.Indemnity

The Accessing Party shall, to the extent permitted by law, indemnify, defend, and hold Charter harmless from and against all third party or Users’ claims, liabilities (including reasonable attorneys’ fees), damages, copyright infringements, losses or expenses, to the extent arising out of or related to any negligence, willful misconduct, breach of contract or violations of law by the Accessing Party or Users in the performance of this Agreement.

10.Viruses

The Accessing Party shall be liable for all damage to or loss of computer files or programs, disruption of use of all or any part of the Network or other Charter computer systems, or other loss or damage to Charter, which results in whole or in part, directly or indirectly, from the Accessing Party introducing a computer virus or other code designed to destroy, corrupt, facilitate theft of data or software, or disable or lock software or the Network on Charter computer systems or networks.  The Accessing Party shall not be so liable to the extent that such computer virus or such other code was unintentionally introduced on Charter computer systems or networks and the Accessing Party has used reasonable care to detect and eliminate computer viruses using then-current industry standard security and anti-virus tools.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

11.Assignment

This Agreement may not be assigned by the Accessing Party without the prior written consent of Charter, which may be withheld by Charter in its sole judgment.  Nothing in this Agreement will be construed to constitute the Accessing Party or any of its employees as an employee, agent, joint venturer or partner of Charter.

12.Software

In no event will Users copy, download, modify, reverse engineer, decompile, disassemble or create derivative works of Charter software programs, or third party software programs licensed to Charter.

13.Entirety

This Agreement embodies the entire understanding between Charter and the Accessing Party and there are no contracts, agreements, understandings, conditions, warranties or representations, oral or written, express or implied, with reference to the subject matter hereof which are not merged herein. In the event of a conflict between the Access Agreement and the MSA, the MSA controls.

14.Internet Access

Except to the extent access rights are expressly granted by Charter to the Accessing Party, in writing, neither the Accessing Party nor any of its employees, agents, officers or directors not located at a Charter owned or managed site will access or use the Internet through any Charter gateway or other Charter connection to the Internet.  Such use by “on-site” Users will only be for legitimate business purposes.  In no event will Users represent that they have authority to bind, or to act for or on behalf of, Charter or any Charter affiliate unless Charter has previously authorized them to do so in writing.  Users will not use such Charter connection in violation of any law, statute, regulation, rule or ordinance of any government entity, domestic or foreign, and will not use such Charter connection in a way that will subject Charter to any criminal or civil liability.

15.Authorization, Responsible Parties and Chargeback for Third Party Business-to-Business Access

It is the responsibility of the Accessing Party to ensure that all Users are familiar with Charter’s Acceptable Use Policy and are responsible and appropriate persons to have remote access to the Network.  It is the responsibility of the Accessing Party to ensure that all Users practice secure networking at their location at all times.  To prevent security risks associated with Business-to-Business (“B2B”) VPN access, all B2B VPN agreements with Charter must be authorized by an officer of Charter Communications (vice president or above) or that agreement shall be null and void. It is the responsibility of the Accessing Party to immediately notify Charter at 888-882-2253, or the successor telephone number thereto, when employees who are Users are terminated by the Accessing Party or when a reasonable possibility exists that a breach of security that could impact the Network has occurred.

Charter Communications Holding Company, LLC

BY: ________________________________________________

(VP/GM)

NAME: ______________________________________________

DATE: ______________________________________________

PRIMARY CONTACT PERSON: _________________________

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Vendor Section

Accessing Party: ______________________________________

(Vendor Name)

BY:__________________________________________________

(VP or Highest Ranking Representative)

NAME: ______________________________________________

DATE: ______________________________________________

PRIMARY CONTACT PERSON: __________________________

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Attachment A

Network Elements

1.  What Company does the contractor work for?

2.  What is the name of the contractors Charter sponsor?  Who do they report to?

3.  What are the names with contact phone numbers of all of the Contractors that need access into the network?

4. What do they need access to?  EX. Server name IP Address?  Need specifics not just cable data, etc. If we do not have Server Names and\or IP Addresses we will not be able to create account.

5.  What is the business reason that they need access into the Charter Network?

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Attachment B

Charter Communications Password Policy

1.0  Purpose

The purpose of this policy is to define a standard for the creation of strong passwords.  These standards will also define the methods utilized to protect the passwords and indicate the recommended frequency of change for all passwords regarding Charter Communications information resources.

2.0  Scope

This policy applies to all Charter Communications employees, contractors, vendors and agents with a Charter Communications-owned or personally owned computer used to connect to any portion of the Charter Communications network (“Network”).  This policy also provides coverage for applications as well as systems that provide access to Charter Communications information resources.

3.0  Policy

3.1  General

•	All passwords (e.g., e-mail, web, desktop computer, etc.) must be changed every sixty (60) days.
•	Passwords must not be inserted into e-mail or other forms of unencrypted communication.
•

Administrative accounts must be protected at the highest level of vigilance.  Administrative passwords must be deleted or changed immediately upon termination of any employee with access to administrative accounts.

•	Personal accounts must be deleted at time of termination.
•	All user-level and system-level passwords must conform to Charter Communications Password Standards (Section 3.3.2).
•	Passwords used in any application or script must also conform to Charter Communications Password Standards (Section 3.3.2).

For account set-up or password resets, contact the Charter IT Help Desk at 1.888.882.2253.

3.2  Password Standards

Passwords are used for various purposes within Charter Communications.  Some of the more common uses include: user level accounts, web accounts, e-mail accounts, screen saver protection, voicemail password, and local router logins.  All authorized users should be aware of how to construct a password.

Passwords should have the following characteristics:

•	Be at least eight alphanumeric characters in length
•	Contain “special” characters in addition to alphanumeric characters (e.g., 0-9, !@#$%^&*()_+|~-=\`{}[]:”;’<>?,./)
•	Contain both upper and lower case characters (e.g., a-z, A-Z)
•	Are not based on personal information, names of family, etc.
•	Are not words in any language, slang, dialect, jargon, etc.

Passwords should never be written down or stored on-line.  Try to create passwords that can be easily remembered.  One way to do this is to create a password based on a song title, affirmation, or other phrase.  For example, the phrase might be: “this may be one way to remember” and the password could be: “TmB1w2R!” or “Tmb1W>r~” or some other variation of the phase.  Another method is to take two words and separate them with special characters such as word&&word.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Examples of unacceptable or “weak” passwords include the following:

•	The password contains less than eight characters
•	The password is a word found in a dictionary (English or foreign)
•	The password is a common usage word such as:
o	Names of family, pets, friends, co-workers, fantasy characters, etc.
o	The word “Charter” or any derivation.
o	Birthdays and other personal information such as addresses and phone numbers
o	Word or number patterns like aaabbb, qwerty, zyxwvuts, 123321, etc.
o	Any of the above spelled backwards
o	Any of the above preceded or followed by a digit (e.g., secret1, 1secret)

4.0  Enforcement

If an account or password is suspected of being compromised, please report the incident to Charter Information Technology Security and immediately change the password in question.

Charter Information Technology Security or its delegates may perform password audits on a periodic or random basis.  If a password is identified, the owner will be immediately notified and required to modify the password.

Any employee or third parties found to have violated these standards may be subject to disciplinary action and/or legal action, including termination of employment and subsequent criminal/civil prosecution.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Attachment C

Charter Communications Commercial Acceptable Use Policy

1.0  Purpose

The purpose of this policy is to define standards for the acceptable use of Charter Communications information technology resources.  These standards are designed to minimize potential exposure of Charter Communications’ information technology resources, including the Charter Communications network (the “Network”), from damages that may result from unauthorized use of Charter Communications resources.  Damages may include but are not limited to the loss of sensitive, or company confidential data, harm to Charter’s protection of customer privacy interests, intellectual property, damage to public image, disruption of services and damage to critical Charter Communications internal systems.

2.0  Scope

This policy applies to all Charter Communications employees, contractors, vendors and agents using a computer to connect to any portion of the Charter Communications Network.  This policy also governs remote, mobile and local access to Charter Communications information resources, including the Network.

3.0  Policy

3.1  General

1.	Users of Charter Communications’ Network should be aware that the data they create on the Network or other corporate systems remains the property of Charter Communications.
2.

Recreational Internet use by remote access is prohibited.  Any User who violates this policy may lose access to the Network at Charter’s sole discretion and may be held liable for any damages caused by a breach of this policy.

3.	Authorized individuals within Charter Communications may monitor equipment, systems and Network traffic at any time.
4.	Charter Communications reserves the right to audit networks and systems on a periodic basis to ensure compliance with this policy.

3.2  Requirements

1.

The user interface for information contained on Internet/Intranet/Extranet-related systems is classified as either confidential or not confidential as defined by Charter Communications’ corporate confidentiality guidelines, details of which can be found in Human Resources policies.  Examples of confidential information include but are not limited to: company private, corporate strategies, competitor sensitive, trade secrets, specifications, customer lists, and research data.  Authorized users should take all necessary steps to prevent unauthorized access to this information.

2.

Authorized users are responsible for the security of their passwords and accounts.  Passwords and user accounts are not to be shared.  All PCs, laptops and workstations should be secured with a password-protected screensaver with the automatic activation feature set at 10 minutes or less, or by locking (control-alt-delete for Win2K users) when the host will be unattended.

3.	Information contained on portable computers is especially vulnerable. Special care should be exercised when utilizing and securing your mobile computer and the data that it contains.
4.

Postings by a user from a Charter Communications e-mail address to newsgroups should contain a disclaimer stating that the opinions expressed are strictly their own and not necessarily those of Charter Communications, unless posting is in the course of business duties as a representation made specifically on Charter Communications’ behalf.

5.

All hosts used by the user that is connected to the Charter Communications Internet/Intranet/Extranet, whether owned by the user or Charter Communications, shall be continually executing approved virus-scanning software with a current virus database.

6.	Users must use extreme caution when opening e-mail attachments received from unknown senders, which may contain viruses, e-mail bombs, or Trojan horse code.
7.

Users with remote access privileges to Charter’s Network are prohibited from using non-Charter e-mail and/or Instant Messaging (IM) accounts (e.g., Hotmail, Yahoo, AOL, etc.) or other external resources through an active Charter Network connection to conduct Charter business.  Such prohibition is not intended to exclude sending and receiving e-mail messages to and from non-Charter e-mail addresses.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

8.	Routers for dedicated ISDN lines configured for access to the Charter Network must meet minimum authentication requirements of Challenge Handshake Authentication Protocol (CHAP).
9.	Reconfiguration of any equipment for the purpose of split-tunneling or dual homing is not permitted at any time.
10.	Frame Relay must meet minimum authentication requirements of Data Link Connection Identifier (DLCI) standards.
11.

Users shall not use any non-standard hardware configurations and/or other remote access mediums, prior to obtaining the approval of Authorized Charter Communications Information Technology Network Support and Security personnel.

12.	All hosts or personal computers connected to Charter’s Network via remote access technologies must utilize the most current version of anti-virus signatures commercially available.
13.	Personal equipment that is used to connect to Charter’s Network must meet the requirements of Charter for equipment used for remote access to its Network, as such may be changed from time to time.
14.	VPN users will be automatically disconnected from Charter’s Network after thirty minutes of inactivity. The user must then logon again to reconnect to the network.

3.3  Unacceptable Use

Under no circumstances is a user of Charter Communications Network authorized to engage in any activity that is illegal under local, state, federal or international law while utilizing Charter Communications-owned resources.

The lists below are by no means inclusive but rather attempt to provide a framework for activities that fall into the category of unacceptable use.

3.4  System and Network Activities

The following activities are strictly prohibited, with no exceptions:

1.

Violations of the rights of any person or company protected by copyright, trade secret, patent or other intellectual property, or similar laws or regulations, including, but not limited to, the installation or distribution of “pirated” or other software products that are not appropriately licensed for use by Charter Communications.

2.

Unauthorized copying of copyrighted material including, but not limited to, digitization and distribution of photographs from magazines, books or other copyrighted sources, copyrighted music, and the installation of any copyrighted software for which Charter Communications or the end user does not have an active license is strictly prohibited.

3.

Exporting software, technical information, encryption software or technology, in violation of international or regional export control laws, is illegal.  Appropriate management authorization should be granted prior to exporting any questionable material.

4.	Introduction of malicious programs into the Network or server (e.g., viruses, worms, Trojan horses, e-mail bombs, etc.).
5.	Revealing your account password to others or allowing use of your account by others. This includes family and other household members when work is being done at home.
6.

Using a Charter Communications computing asset to actively engage in procuring or transmitting material that is in violation of sexual harassment or hostile workplace laws applicable in the local jurisdiction where user is using and/or ordinarily uses such asset.

7.	Making fraudulent offers of products, items, or services originating from any Charter Communications account.
8.

Effecting security breaches or disruptions of Network communication.  Security breaches include, but are not limited to, accessing data of which the user is not an intended recipient or logging into a server or account that the user is not expressly authorized to access, unless these duties are within the scope of regular duties.  For purposes of this section, “disruption” includes but is not limited to network sniffing, ping floods, packet spoofing, denial of service, and forged routing information for malicious purposes.

9.	Port scanning or security scanning of information resources.
10.	Executing any form of network monitoring which will intercept data not intended for the user’s host, unless this activity is a part of the employee’s normal duty.
11.	Circumventing user authentication or security of any host at Network or account levels.
12.	Interfering, disrupting or denying services to any user’s device or the host device (e.g., denial of service attack).
13.	Using any program/script/command, or sending messages of any kind, with the intent to interfere or disable a user’s terminal session via any means (locally or via the Internet/Intranet/Extranet).
14.	Providing information about Charter Communications employees and users to parties outside Charter Communications.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

3.5  E-mail and Communications Activities

The following activities are strictly prohibited, with no exceptions:

1.	Distributing unsolicited e-mail messages including the sending of “junk mail” or other advertising material to individuals who did not specifically request such material (i.e., e-mail spam).
2.	Harassment via e-mail, telephone or paging, whether through language, frequency, or size of messages.
3.	Unauthorized use, or forging of e-mail header information.
4.	Distribution of “chain letters”, “Ponzi” or other “pyramid” schemes of any type.
5.	Introduction of sexually explicit or otherwise offensive material into any Charter Communications information resource unless this activity is a part of the user’s normal job duty.
6.	Posting same or similar non-business related messages to Usenet newsgroups.

4.0  Enforcement

Any authorized user or third parties found to have violated this policy may be subject to loss of Network privileges, corrective disciplinary action up to and including termination, and/or pursuing any of Charter Communications’ legal rights.  If a User (whether authorized or not) causes damages to the Charter Network or computer systems, both the User and/or the employer of the User shall be held liable for compensating Charter for any such damages.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE M

SOURCE CODE ESCROW AGREEMENT

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

MASTER PREFERRED ESCROW AGREEMENT

Master Number 0319010-00001

This Agreement is effective Oct. 31, 1996 among Data Securities International, Inc. ("DSI"), CSG Systems, Inc.  ("Depositor") and any additional party signing the Acceptance Form attached to this Agreement  (“Preferred Beneficiary”), who collectively may be referred to in this Agreement as "the parties."

ADepositor and Preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as "the license agreement").

B.Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C.The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D.Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

E.The parties desire this Agreement to be supplementary to the license agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

ARTICLE 1  --  DEPOSITS

1.1Obligation to Make Deposit.  Upon the signing of this Agreement by the parties, including the signing of the Acceptance Form, Depositor shall deliver to DSI the proprietary information and other materials ("deposit materials") required to be deposited by the license agreement or, if the license agreement does not identify the materials to be deposited with DSI, then such materials will be identified on an Exhibit A.  If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary.  DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2Identification of Tangible Media.  Prior to the delivery of the deposit materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the deposit materials are written or stored.  Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity.  The Exhibit B must be signed by Depositor and delivered to DSI with the deposit materials.  Unless and until Depositor makes the initial  deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

1.3Deposit Inspection.  When DSI receives the deposit materials and the Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the deposit materials to the item descriptions and quantity listed on the Exhibit B.  In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the deposit materials in accordance with Section 1.6 below.

1.4Acceptance of Deposit.   At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign the Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary.  If DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit B, DSI will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) provide a copy of the Exhibit B to Depositor and Preferred Beneficiary.  DSI's acceptance of the deposit occurs upon the signing of the Exhibit B by DSI.  Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's  notice that the deposit materials have been received and accepted by DSI.

1.5Depositor's Representations.  Depositor represents as follows:

a.	Depositor lawfully possesses all of the deposit materials deposited with DSI;

b.	With respect to all of the deposit materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

c.	The deposit materials are not subject to any lien or other encumbrance;

d.	The deposit materials consist of the proprietary information and other materials identified either in the license agreement or Exhibit A, as the case may be; and

e.	The deposit materials are readable and useable in their current form or, if the deposit materials are encrypted, the decryption tools and decryption keys have also been deposited.

1.6Verification.  Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense, to cause a verification of any deposit materials.  A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the deposit materials.  If a verification is elected after the deposit materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.7Deposit Updates.  Unless otherwise provided by the license agreement, Depositor shall update the deposit materials within 60 days of each release of a new version of the product which is subject to the license agreement.  Such updates will be added to the existing deposit.  All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor.  Each Exhibit B will be held and maintained separately within the escrow account.  An independent record will be created which will document the activity for each Exhibit B.  The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above.  All references in this Agreement to the deposit materials shall include the initial deposit materials and any updates.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

1.8Removal of Deposit Materials.  The deposit materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 2  -- CONFIDENTIALITY AND RECORD KEEPING

2.1Confidentiality.

a.

DSI shall maintain the deposit materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI.  DSI shall have the obligation to reasonably protect the confidentiality of the deposit materials and any other  confidential and proprietary information ("Information") disclosed to DSI in connection with this Agreement. DSI  will take all reasonable precautions necessary to safeguard the confidentiality of the Depositor’s Information, including (i) those required under this Section 2.1, (ii) those taken by DSI to protect its own confidential information and (iii) those which the Depositor may reasonably request from time to time and for which the Depositor has agreed to pay DSI’s quoted fees for such requested precaution.

b.

Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Information.  DSI shall not disclose the content of this Agreement to any third party.  If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the deposit materials, DSI will immediately notify the parties to this Agreement.  It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order.  DSI will not be required to disobey any court or other judicial tribunal order.  (See Section 7.5 below for notices of requested orders.)

c.

The parties acknowledge that Depositor will be irreparably harmed if DSI’s obligations under this Section 2.1 are not specifically enforced and that Depositor would not have an adequate remedy at law in the event of an actual or threatened violation by DSI of its obligations.  Therefore, DSI agrees that Depositor shall be entitled to an injunction or any appropriate decree of specific performance for any actual or threatened violations or breaches by DSI, its employees or agents, without the necessity of Depositor showing actual damages or that monetary damages would not afford an adequate remedy.

2.2Status Reports.  DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually.  DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3Audit Rights.  During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement.  Any inspection shall be held during normal business hours and following reasonable prior notice.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ARTICLE 3  --  GRANT OF RIGHTS TO DSI

3.1Title to Media.  Depositor hereby transfers to DSI the title to the media upon which the proprietary information and materials are written or stored.  However, this transfer does not include the ownership of the proprietary information and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2Right to Make Copies.  DSI shall have the right to make copies of the deposit materials as reasonably necessary to perform this Agreement.  DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the deposit materials onto any copies made by DSI.  With all deposit materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the deposit materials including but not limited to the hardware and/or software needed.

3.3Right to Transfer Upon Release. Depositor hereby grants to DSI the right to transfer deposit materials to Preferred Beneficiary upon any release of the deposit materials for use by Preferred Beneficiary in accordance with Section 4.5.  Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the deposit materials.

ARTICLE 4  -- RELEASE OF DEPOSIT

4.1Release Conditions.  As used in this Agreement, "Release Conditions" shall mean any condition set forth in the license agreement.

4.2Filing For Release.  If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the deposit materials.  Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor, by certified mail, return receipt requested, or by commercial express mail.

4.3Contrary Instructions.  From the date DSI mails the notice requesting release of the deposit materials, Depositor shall have ten business days to deliver to DSI Contrary Instructions. "Contrary Instructions" shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured.  Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by certified mail, return receipt requested, or by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Dispute Resolution section of this Agreement (Section 7.3).  Subject to Section 5.2, DSI will continue to store the deposit materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) resolution pursuant to the Dispute Resolution provisions; or (c) order of a court.

4.4Release of Deposit.  If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the deposit materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the deposit materials to the Preferred Beneficiary.  However, DSI is entitled to receive any fees due DSI before making the release.  This Agreement will terminate upon the release of the deposit materials held by DSI.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

4.5Right to Use Following Release.  Unless otherwise provided in the license agreement, upon release of the deposit materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the deposit materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the license agreement.  Preferred Beneficiary shall be obligated to maintain the confidentiality of the released deposit materials in accordance with its confidentiality obligations under the license agreement.

ARTICLE 5  --  TERM AND TERMINATION

5.1Term of Agreement.  The initial term of this Agreement is for a period of one year.  Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; or (b) the Agreement is terminated by DSI for nonpayment in accordance with Section 5.2.  If the Acceptance Form has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for one year with subsequent terms to be adjusted to match the anniversary date of this Agreement.  If the deposit  materials are  subject to  another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2Termination for Nonpayment.  In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to the parties to this Agreement affected by such delinquency.  Any such party shall have the right to make the payment to DSI to cure the default.  If the past due payment is not received in full by DSI within one month of the date of such notice, then at any time thereafter DSI shall have the right to terminate this Agreement to the extent it relates to the delinquent party by sending written notice of termination to such affected parties.  DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3Disposition of Deposit Materials Upon Termination.  Upon termination of this Agreement by joint instruction of Depositor and each Preferred Beneficiary, DSI shall destroy, return, or otherwise deliver the deposit materials in accordance with such instructions.  Upon termination for nonpayment, DSI may, at its sole discretion, destroy the deposit materials or return them to Depositor.  DSI shall have no obligation to return or destroy the deposit materials if the deposit materials are subject to another escrow agreement with DSI.

5.4Survival of Terms Following Termination.  Upon termination of this Agreement, the following provisions of this Agreement shall survive:

a.	Depositor's representations (Section 1.5);

b.	DSI’s confidentiality obligations (Section 2.1);

c.

The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the deposit materials has occurred prior to termination;

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

d.	The obligation to pay DSI any fees and expenses due;

e.	The provisions of Article 7; and

f.	Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

ARTICLE 6  --  DSI'S FEES

6.1Fee Schedule.  DSI is entitled to be paid its standard fees and expenses applicable to the services provided.  DSI shall notify the party responsible for payment of DSI's fees at least 90 days prior to any increase in fees.  For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2Payment Terms.  DSI shall not be required to perform any service unless  the payment for such service and any outstanding balances owed to DSI are paid in full.  All other fees are  due within 30 days of the date of invoice.  If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2.  Late fees on past due amounts shall accrue at the rate of one and one-half percent per month (18% per annum) 30 days from the date of the invoice.

ARTICLE 7  --  LIABILITY AND DISPUTES

7.1Right to Rely on Instructions.  DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine.  DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so.  DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2Indemnification.  DSI shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement.  Provided DSI has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by DSI relating in any way to this escrow arrangement.

7.3Dispute Resolution.  Any dispute relating to or arising from this Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association.  Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in Omaha, Nebraska, USA. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s).  Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4Controlling Law.  This Agreement is to be governed and construed in accordance with the laws of the State of Nebraska, without regard to its conflict of law provisions.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

7.5Notice of Requested Order.  If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

a.	Give DSI at least two business days' prior notice of the hearing;

b.

Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

c.

Ensure that DSI not be required to deliver the original (as opposed to a copy) of the deposit materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.

ARTICLE 8  --  GENERAL PROVISIONS

8.1Entire Agreement.  This Agreement, which includes the Acceptance Form and the Exhibits described herein, embodies the entire understanding between all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written.  No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary and the Acceptance Form need only be signed by the parties identified therein.

8.2Notices.  All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C and Acceptance Form.  It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties.  Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3Severability.  In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4Successors.  This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties.  However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG Systems, Inc.	Data Securities International, Inc.
(“Depositor”)	(“DSI”)

By: /s/ George F. Haddix	By: /s/ Christie Woodward
Name: George F. Haddix	Name: Christie Woodward
Title: President	Title: Contract Administrator
Date: 12/9/96	Date: 12-16-96

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ACCEPTANCE FORM

Account Number ______________________

_______________________________________________, hereby (i) acknowledges that it is the Preferred Beneficiary referred to in the Master Preferred  Escrow Agreement effective ___________, 19_____ with Data Securities International, Inc. as the escrow agent and CSG Systems, Inc. as the Depositor and (ii) agrees to be bound by all provisions of such Agreement.

(“Preferred Beneficiary”)
By: _________________________________
Name: _______________________________
Title: ________________________________
Date: ________________________________

Notices and communications	Invoices should be addressed to:
should be addressed to:
Company Name: ______________________	____________________________________
Address: _____________________________	____________________________________
_________________________________	____________________________________
_________________________________	____________________________________
Designated Contact: ____________________	Contact: _____________________________
Telephone: ___________________________	____________________________________
Facsimile: ____________________________	____________________________________

Depositor hereby enrolls Preferred Beneficiary to the following account(s):

Account Name	Account Number
____________________________________	____________________________________
____________________________________	____________________________________
____________________________________	____________________________________

CSG Systems, Inc. (“Depositor”)	Data Securities International, Inc. (“DSI”)
By: _________________________________	By: _________________________________
Name:_______________________________	Name:_______________________________
Title:________________________________	Title:________________________________
Date:________________________________	Date:________________________________

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A

MATERIALS TO BE DEPOSITED

Account Number ______________________

Depositor represents to Preferred Beneficiary that deposit materials delivered to DSI shall consist of the following:

CSG Systems, Inc.	Data Securities International, Inc.
(“Depositor”)	(“DSI”)
By: _________________________________	By: _________________________________
Name: _______________________________	Name: _______________________________
Title: ________________________________	Title: ________________________________
Date: ________________________________	Date: ________________________________

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT B

DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name	______________________________________________________
Account Number	_____________________________________________________________

PRODUCT DESCRIPTION:

Product Name _________________________	Version ______________________________
Operating System ______________________________________________________________
____________________________________________________________________________
Hardware Platform _____________________________________________________________
_____________________________________________________________________________

DEPOSIT COPYING INFORMATION:

Hardware required: _____________________________________________________________
_____________________________________________________________________________
Software required: _____________________________________________________________
_____________________________________________________________________________

DEPOSIT MATERIAL DESCRIPTION:

Qty	Media Type & Size	Label Description of Each Separate Item (excluding documentation)
______	Disk 3.5” or _______
______	DAT tape ____mm
______	CD-ROM
______	Data cartridge tape ________
______	TK 70 or _______ tape
______	Magnetic tape _________
______	Documentation
______	Other ____________________

I certify for Depositor that the above described deposit materials have been transmitted to DSI:	DSI has inspected and accepted the above materials (any exceptions are noted above):
Signature __________________________	Signature ___________________________
Print Name ________________________	Print Name _________________________
Date _____________________________	Date _____________________________
Exhibit B# _____________________

Send materials to: DSI, 9555 Chesapeake Dr. #200, San Diego, CA 92123

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT C

DESIGNATED CONTACT

Master Number  0319010-00001

Notices and communications should be addressed to:	Invoices should be addressed to:
Company Name: CSG Systems, Inc.	CSG Systems, Inc.
Address: P.O. Box 34965	P.O. Box 371902
Omaha, NE 68134-0965	Omaha, NE 68137-9002

Designated Contact: President with a copy to	Contact: Accounts Payable and copy to ***
********* *******	******
Telephone: (***) ********	(***) ********
Facsimile: (***) ********	(***) ********

Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.

Contracts, deposit materials and notices to	Invoice inquiries and fee remittances
DSI should be addressed to:	to DSI should be addressed to

DSI	DSI
Contract Administration	Accounts Receivable
Suite 200	Suite 1450
9555 Chesapeake Drive	425 California Street
San Diego, CA 92123	San Francisco, CA 94104

Telephone: (***) ********	(***) ********
Facsimile: (***) ********	(***) ********

Date: ________________________________

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ADDITIONAL ESCROW ACCOUNT AMENDMENT

TO MASTER PREFERRED ESCROW AGREEMENT

Master Number _____0319010-0001_______

New Account Number ______0319010-0002______

CSG Systems, Inc. ("Depositor") has entered into a Master Preferred Escrow Agreement with Data Securities International, Inc. ("DSI").  Pursuant to that Agreement, Depositor may deposit certain deposit materials with DSI.

Depositor desires that new deposit materials be held in a separate account and be maintained separately from the existing account.  By execution of this Amendment, DSI will establish a separate account for the new deposit materials.  The new account will be referenced by the following name: ******, *****, ***********, *** *********.

Depositor hereby agrees that all terms and conditions of the existing Master Preferred Escrow Agreement previously entered into by Depositor and DSI will govern this account.  The termination or expiration of any other account of Depositor will not affect this account.

CSG Systems, Inc. (“Depositor”)	Data Securities International, Inc. (“DSI”)
By: /s/ George F. Haddix	By: /s/ Christie Woodward
Name: George F. Haddix	Name: Christie Woodward
Title: President	Title: Contract Administrator
Date: 12/9/96	Date: 12-18-96

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ADDITIONAL ESCROW ACCOUNT AMENDMENT

TO MASTER PREFERRED ESCROW AGREEMENT

Master Number __0319010-0001________

New Account Number ___0319010-0003________

CSG Systems, Inc. ("Depositor") has entered into a Master Preferred Escrow Agreement with Data Securities International, Inc. ("DSI").  Pursuant to that Agreement, Depositor may deposit certain deposit materials with DSI.

Depositor desires that new deposit materials be held in a separate account and be maintained separately from the existing account.  By execution of this Amendment, DSI will establish a separate account for the new deposit materials.  The new account will be referenced by the following name: *** **********

Depositor hereby agrees that all terms and conditions of the existing Master Preferred Escrow Agreement previously entered into by Depositor and DSI will govern this account.  The termination or expiration of any other account of Depositor will not affect this account.

CSG Systems, Inc. (“Depositor”)	Data Securities International, Inc. (“DSI”)
By: /s/ George F. Haddix	By: /s/ Christie Woodward
Name: George F. Haddix	Name: Christie Woodward
Title: President	Title: Contract Administrator
Date: 12/9/96	Date: 12-18-96

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ADDITIONAL ESCROW ACCOUNT AMENDMENT

TO MASTER PREFERRED ESCROW AGREEMENT

Master Number ____0319010-0001_________

New Account Number ___0319010-0004________

CSG Systems, Inc. ("Depositor") has entered into a Master Preferred Escrow Agreement with Data Securities International, Inc. ("DSI").  Pursuant to that Agreement, Depositor may deposit certain deposit materials with DSI.

Depositor desires that new deposit materials be held in a separate account and be maintained separately from the existing account.  By execution of this Amendment, DSI will establish a separate account for the new deposit materials.  The new account will be referenced by the following name: *** *********, *** **************.

Depositor hereby agrees that all terms and conditions of the existing Master Preferred Escrow Agreement previously entered into by Depositor and DSI will govern this account.  The termination or expiration of any other account of Depositor will not affect this account.

CSG Systems, Inc. (“Depositor”)	Data Securities International, Inc. (“DSI”)
By: /s/ George F. Haddix	By: /s/ Christie Woodward
Name: George F. Haddix	Name: Christie Woodward
Title: President	Title: Contract Administrator
Date: 12/9/96	Date: 12-18-96

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT B

DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name	______________________________________________________
Account Number	_____________________________________________________________

PRODUCT DESCRIPTION:

Product Name _________________________	Version _____________________________
Operating System ______________________________________________________________
____________________________________________________________________________
Hardware Platform _____________________________________________________________
_____________________________________________________________________________

DEPOSIT COPYING INFORMATION:

Hardware required: _____________________________________________________________
_____________________________________________________________________________
Software required: _____________________________________________________________
_____________________________________________________________________________

DEPOSIT MATERIAL DESCRIPTION:

Qty	Media Type & Size	Label Description of Each Separate Item (excluding documentation)
______	Disk 3.5” or _______
______	DAT tape ____mm
______	CD-ROM
______	Data cartridge tape ________
______	TK 70 or _______ tape
______	Magnetic tape _________
______	Documentation
______	Other ____________________

I certify for Depositor that the above described deposit materials have been transmitted to DSI:	DSI has inspected and accepted the above materials (any exceptions are noted above):
Signature _____________________________	Signature _____________________________
Print Name ____________________________	Print Name ___________________________
Date _________________________________	Date ________________________________
Exhibit B# ___________________________

Send materials to: DSI, 9555 Chesapeake Dr. #200, San Diego, CA 92123

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ADDITIONAL ESCROW ACCOUNT AMENDMENT

TO MASTER PREFERRED ESCROW AGREEMENT

Master Number ____0319010-0001_________

New Account Number ___0319010-0004________

CSG Systems, Inc. ("Depositor") has entered into a Master Preferred Escrow Agreement with Data Securities International, Inc. ("DSI").  Pursuant to that Agreement, Depositor may deposit certain deposit materials with DSI.

Depositor desires that new deposit materials be held in a separate account and be maintained separately from the existing account.  By execution of this Amendment, DSI will establish a separate account for the new deposit materials.  The new account will be referenced by the following name: *** *********, *** **************.

Depositor hereby agrees that all terms and conditions of the existing Master Preferred Escrow Agreement previously entered into by Depositor and DSI will govern this account.  The termination or expiration of any other account of Depositor will not affect this account.

CSG Systems, Inc. (“Depositor”)	Data Securities International, Inc. (“DSI”)
By: /s/ George F. Haddix	By: /s/ Christie Woodward
Name: George F. Haddix	Name: Christie Woodward
Title: President	Title: Contract Administrator
Date: 12/9/96	Date: 12-18-96

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

PREFERRED BENEFICIARY

ACCEPTANCE FORM

Depositor, Preferred Beneficiary and Iron Mountain, hereby acknowledge that Charter Communications Holding Company, LLC is the Preferred Beneficiary referred to in the Master Preferred Escrow Agreement effective October 31, 1996 with Iron Mountain as the escrow agent and CSG Systems, Inc. as the Depositor. Preferred Beneficiary hereby agrees to be bound by all provisions of such Agreement.

Depositor hereby enrolls Preferred Beneficiary to the following account(s):

Account Name	Deposit Account Number

CSG: *****, ***********, *********	*****
*******, ******* ***** * *******

Notices and communications to Preferred
Beneficiary should be addressed to:	Invoices should be addressed to:

Company Name: Charter Communications	CSG Systems, Inc.
Address: 12405 Powerscourt Drive	9555 Maroon Circle
St. Louis, MO 63131	Englewood, CO 80112

Designated Contact* **** *******	Contact: ****** *******
Telephone: ************
Facsimile: ________________	P.O.#, if required: ________________
E-mail* ***************************

Charter Communications Holding Company LLC	CSG Systems, Inc.
Depositor
Preferred Beneficiary
By: Charter Communications, Inc. its
Manager

Signature: /s/ Greg Rigdon	Signature: /s/ Robert M. Scott
Name: Greg Rigdon	Name: Robert M. Scott
Title: SVP, Business Development	Title: Chief Operating Officer
Date: ________________	Date: 7/13/07

Iron Mountain

Signature: /s/ Chandra Y. Conn
Name: Chandra Y. Conn
Title: Contracts Administrator
Date: 7/24/07

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE N

AGREEMENT IN RELATION TO THE TRANSFER OF SUBSCRIBERS

FROM CSG/DISPOSING ENTITY AGREEMENT TO ACQUIRING ENTITY

(The “Interim Letter Agreement”)

CSG Systems, Inc. (“CSG”) has been informed that _______________________, (the “Disposing Entity”) desires to sell, divest or otherwise transfer, or has sold, divested or otherwise transferred subscribers, as specifically set forth in the attached Exhibit A (the “Transferred Subscribers”) to ____________________________, (the “Acquiring Entity”). The Transferred Subscribers are currently processed subject to the terms and conditions of the Disposing Entity’s CSG Master Subscriber Management System Agreement dated __________________, together with the amendments thereto, which constitute the “CSG/Disposing Entity’s Agreement”.

This Interim Letter Agreement dated this __ day of _________, 200_, (the “Agreement Date”) sets forth the interim terms and conditions of the Disposing Entity’s and the Acquiring Entity’s use of the CSG Products and Services and shall be executed by the Disposing Entity and the Acquiring Entity for the express benefit of CSG. This Interim Letter Agreement shall remain in effect, (the “Term”), until such time as one of the following occurs: (1) execution of a CSG Master Subscriber Management System Agreement (a “CSG Master Agreement”), or (2) deconversion of the transferred Subscribers off of CSG’s CCS or ACP and discontinuance of all use of CSG Products and Services. However, a CSG Master Agreement must be executed, (number (1) herein), or deconversion, (number (2) herein), will occur within six (6) months from the date of the closing of the transfer to Acquiring Entity.  CSG is under no obligation and has no responsibility to accommodate the transfer of any subscribers from the Disposing Entity to the Acquiring Entity until this Interim Letter Agreement has been fully executed by the Disposing Entity and the Acquiring Entity.

1. TERMS AND CONDITIONS.

During the Term, except as set forth herein, all other provisions, conditions and representations for Acquiring Entity’s use of the Products and Services and CSG’s related obligations shall be governed by and subject to Sections 2.1-2.7, 3.8, 4.2, 12,  and Schedules B-D and I set forth in CSG’s current standard CSG Master Subscriber Management System Agreement.

With respect to the Products and Services for the Transferred Subscribers during the Term, Acquiring Entity accepts and hereby acknowledges that ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE CSG PRODUCTS, ANY THIRD PARTY SOFTWARE, AND THE CSG SERVICES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY CSG, ITS AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, OR FITNESS FOR PARTICULAR PURPOSE) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED. IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH CSG, ITS LICENSORS OR ITS VENDORS MAY INCUR IN ANY ACTION OR PROCEEDING EXCEED THE AMOUNT ACTUALLY PAID BY DISPOSING OR ACQUIRING ENTITY ALLOCABLE TO THE SPECIFIC PRODUCT OR SERVICE INVOLVED THAT DIRECTLY CAUSED THE DAMAGE.

Unless the Acquiring Entity has executed a CSG Master Agreement by the end of the Term of this Interim Letter Agreement, Acquiring Entity must deconvert off of the CSG Products and Services and therefor shall be responsible for and hereby agrees to pay to CSG all then current deconversion costs, including but not limited to the per set deconversion tape fee and the fees for processing and deconverting subscribers, including on-line access fees, which amounts shall be due and payable thirty (30) days prior to the intended deconversion. CSG shall be under no obligation or liability to provide any deconversion tapes or records until all amounts due hereunder, and as otherwise provided in this Interim Letter Agreement, shall have been paid in full.

2. NO TRANSFERABLE LICENSES.

Disposing Entity’s license to use the Products and any Incorporated Third Party Software as set forth in the CSG/Disposing Entity’s Agreement are nontransferable and non-assignable.  Nothing herein shall be deemed as sublicensing, granting, assigning or otherwise transferring to Acquiring Entity any of the licenses granted to Disposing Entity by CSG for any of the Products.  Acquiring Entity’s use of the Products during the Term of this Interim Letter Agreement shall be subject to the limited use license and maintenance fees set forth in the attached Schedule B and Acquiring Entity’s use of the Products shall be considered a non-exclusive, non-transferable license to use the Products in object code form for the limited duration of the Term so long as Acquiring Entity pays the limited use license and maintenance fees set forth in Schedule B. Acquiring Entity specifically acknowledges that it is bound by any and all other terms and conditions set forth in CSG’s current standard CSG Master Subscriber Management System Agreement, including those related to any third party products which may be provided with or incorporated into the Products. Nothing in this Agreement will entitle Acquiring Entity to receive the source code related to the Products, in whole or in part, for any reason.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

3. CONFIDENTIALITY.

With respect to the subject matter of this Agreement, Disposing Entity hereby agrees to be bound by the same confidentiality restrictions set forth in the CSG/Disposing Entity’s Agreement. Acquiring Entity hereby agrees to the following confidentiality restrictions with respect to the subject matter of this Interim Letter Agreement:

(a) Definition.  Acquiring Entity and CSG may reveal information relating to each other’s business, the Products, Services and any third party software provided hereunder, which is confidential (the “Confidential Information”), and Acquiring Entity acknowledges that confidentiality restrictions are imposed by CSG’s licensors or vendors.  Confidential Information shall include, without limitation, all of Acquiring Entity’s and CSG’s trade secrets, and all know‑how, design, invention, plan or process and Acquiring Entity’s data and information relating to Acquiring Entity’s and CSG’s respective business operations, services, products, research and development, CSG’s vendors’ or licensors’ information and products, and all other information that is marked “confidential” or “proprietary” prior to or upon disclosure, or which, if disclosed orally, is identified by the disclosing party at the time as being confidential or proprietary and is confirmed by the disclosing party as being Confidential Information in writing within thirty (30) days after its initial disclosure.

(b)  Restrictions.  Each party shall use its reasonable best efforts to maintain the confidentiality of such Confidential Information and not show or otherwise disclose such Confidential Information to any third parties, including, but not limited to, independent contractors and consultants, without the prior written consent of the disclosing party.  Each party shall use the Confidential Information solely for purposes of performing its obligations under this Agreement.  Each party shall indemnify the other for any loss or damage the other party may sustain as a result of the wrongful use or disclosure by such party (or any employee, agent, licensee, contractor, assignee or delegate of the other party) of its Confidential Information. Acquiring Entity will not allow the removal or defacement of any confidentiality or proprietary notice placed on any CSG documentation or products.  The placement of copyright notices on these items will not constitute publication or otherwise impair their confidential nature.

(c)  Disclosure.  Neither party shall have any obligation to maintain the confidentiality of any Confidential Information which: (i) is or becomes publicly available by other than unauthorized disclosure by the receiving party; (ii) is independently developed by the receiving party; or (iii) is received from a third party who has lawfully obtained such Confidential Information without a confidentiality restriction.  If required by any court of competent jurisdiction or other governmental authority, the receiving party may disclose to such authority, data, information or materials involving or pertaining to Confidential Information to the extent required by such order or authority, provided that the receiving party shall first have used its best efforts to obtain a protective order or other protection reasonably satisfactory to the disclosing party sufficient to maintain the confidentiality of such data, information or materials. If an unauthorized use or disclosure of Confidential Information occurs, the parties will take all steps which may be available to recover the documentation and/or products and to prevent their subsequent unauthorized use or dissemination.

(d)  Limited Access.  Each party shall limit the use and access of Confidential Information to such party’s bona fide employees or agents, including independent auditors and required governmental agencies, who have a need to know such information for purposes of conducting the receiving party’s business and who agree to comply with the use and non-disclosure restrictions applicable to the products and documentation under this Agreement.  If requested, the receiving party shall cause such individuals to execute appropriate confidentiality agreements in favor of the disclosing party. Each party shall notify all employees and agents who have access to Confidential Information or to whom disclosure is made that the Confidential Information is the confidential, proprietary property of the disclosing party and shall instruct such employees and agents to maintain the Confidential Information in confidence.

4. PAYMENT OF FEES AND EXPENSES.

Subject to the terms and conditions of the CSG/Disposing Entity’s Agreement, Disposing Entity shall be fully responsible to CSG for any and all outstanding fees and expenses (and related taxes, where applicable) that were incurred for the Products and Services in relation to the Transferred Subscribers prior to, and through the first full CSG billing period, subsequent to the closing date of the transfer (i.e., the “Effective Date of Transfer” as listed on Exhibit A) of the Transferred Subscribers to Acquiring Entity.

For the Term of this Interim Letter Agreement, Acquiring Entity is responsible for payment for the Products and Services (and related taxes, where applicable) and  Acquiring Entity hereby agrees to pay Disposing Entity for the Products and Services used and incurred subsequent to the first full CSG billing period after the closing date of the transfer (i.e., the “Effective Date of Transfer” as listed on Exhibit A) of the Transferred Subscribers from the Disposing Entity at the rates set forth in Exhibit B.  Disposing Entity shall pay to CSG amounts due within ****** (**) **** after the date of invoice therefor.  Any amount not paid when due shall thereafter bear interest until paid at a rate equal to the lesser of *** *** ******** ******t (*½%) per month or the maximum rate allowed by applicable law.

5. FURTHER ASSURANCES AND COOPERATION.

Each of the parties is subject to covenants of further assurances with respect to the Transferred Subscribers, including obligations of the Acquiring Entity to reasonably cooperate with the Disposing Entity in connection with subscriber reimbursement obligations of the Disposing Entity and litigation.  Acquiring Entity agrees that CSG may release to the Disposing Entity, upon the Disposing Entity’s request, billing system information relating to the Transferred Subscribers for periods ending on or prior to the later of the Agreement

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Date or the date upon which the Disposing Entity ceases to provide transitional billing services to the Acquiring Entity, and that CSG may rely on such agreement in providing such information to the Disposing Entity free and clear of any claims by the Acquiring Entity.

6. MISCELLANEOUS

The parties hereby agree that the fees set forth in this Interim Letter Agreement are only valid for the Term and only for the purpose of accommodating both the Acquiring Entity and the Disposing Entity in regard to the transfer of the Transferred Subscribers.  The parties further agree that CSG is an intended third party beneficiary of this Interim Letter Agreement and may enforce each term of this Interim Letter Agreement in any court of competent jurisdiction.

THIS INTERIM LETTER AGREEMENT IS NOT EFFECTIVE UNTIL SIGNED ON BEHALF OF EACH PARTY.

This Interim Letter Agreement is agreed to by the parties as of the Agreement Date set forth above.

_______________________________________	________________________________________
(“ACQUIRING ENTITY”)	(“DISPOSING ENTITY”)

By: _________________________________	By: ___________________________________
Date: ________________________________	Date” _________________________________
Name: _______________________________	Name: ________________________________
Title: ________________________________	Title: __________________________________

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit A

Transferred Subscribers

System Principal	System Site	Approximate Number	Effective Date
Number	Name	of Subscribers	of Transfer

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit B

Fees

[to be completed]